OMB APPROVAL
OMB Number: 3235-0570
Expires: October 31, 2006
Estimated average burden
hours per response: 19.3

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-09885


                               Janus Adviser Series
          (Exact name of registrant as specified in charter)


          151 Detroit Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 07/31


Date of reporting period: Twelve months ended 07/31/04

Item 1 - Reports to Shareholders

                                                              ------------------
                                                              2004 Annual Report
                                                              ------------------

Janus Adviser Series
--------------------------------------------------------------------------------

Growth & Core

Janus Adviser Growth Fund
Janus Adviser Capital Appreciation Fund
Janus Adviser Mid Cap Growth Fund
Janus Adviser Growth and Income Fund
Janus Adviser Core Equity Fund
Janus Adviser Balanced Fund

International & Global

Janus Adviser Worldwide Fund
Janus Adviser International Growth Fund
Janus Adviser Foreign Stock Fund

Value

Janus Adviser Mid Cap Value Fund
Janus Adviser Small Company Value Fund

Risk-Managed

Janus Adviser Risk-Managed Growth Fund
Janus Adviser Risk-Managed Core Fund

Fixed-Income

Janus Adviser Flexible Income Fund
Janus Adviser Money Market Fund

                                                            [LOGO] JANUS CAPITAL
                                                                         Group

Table of Contents

Janus Adviser Series
     Portfolio Managers' Commentaries and Schedules of Investments
     Growth & Core
          Growth Fund ....................................................     4
          Capital Appreciation Fund ......................................    10
          Mid Cap Growth Fund ............................................    14
          Growth and Income Fund .........................................    19
          Core Equity Fund ...............................................    24
          Balanced Fund ..................................................    29
     International & Global
          Worldwide Fund .................................................    36
          International Growth Fund ......................................    41
          Foreign Stock Fund .............................................    46
     Value
          Mid Cap Value Fund .............................................    50
          Small Company Value Fund .......................................    56
     Risk-Managed
          Risk-Managed Growth Fund .......................................    61
          Risk-Managed Core Fund .........................................    70
     Fixed-Income
          Flexible Income Fund ...........................................    78
          Money Market Fund ..............................................    86
     Statements of Assets and Liabilities ................................    88
     Statements of Operations ............................................    90
     Statements of Changes in Net Assets .................................    92
     Financial Highlights ................................................    97
     Notes to Schedules of Investments ...................................   108
     Notes to Financial Statements .......................................   110
     Report of Independent Registered Public Accounting Firm .............   127
     Explanations of Charts, Tables and Financial Statements .............   128
     Designation Requirements ............................................   130
     Trustees and Officers ...............................................   131

Janus Adviser Series
2004 Annual Report

The following replaces the paragraph entitled "Quarterly Portfolio Holdings" on page 113 of this Annual Report:

The Funds will file their complete schedule of portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q for fiscal quarters ending on or after July 9, 2004. The Funds' Form N-Q: (i) will be available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) will be available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free).

[PHOTO]
Gary Black
President and Chief
Investment Officer

Dear Shareholder,

Having been on the job as Chief Investment Officer for approximately one quarter, let me begin by telling you how excited I am to be associated with Janus.

As a shareholder of the funds, I'm sure you already know many of the things that make Janus unique. To me, Janus is a research-driven firm with an impressive heritage of delivering exceptional long-term performance to its shareholders. I am proud to be a part of continuing that heritage into the future.

A Strong Team Behind Your Funds

There are three main reasons why I decided to join Janus as Chief Investment Officer. First, I believe the research at Janus is the best I've ever seen. Our research analysts and portfolio managers are committed to going out, getting the right answers and doing plenty of homework before they invest in a company. In a prior job as a sell-side analyst, I had the opportunity to get an inside look at the intensity and energy that characterized investment debates at Janus. That positive impression has been reinforced in the short time I have been part of the team. Given my analyst background, I share the same zeal for getting the story right behind every investment.

Second, the people at Janus are dedicated. From the individuals at our call center to the sales and marketing staff to the person that actually manages your money, all of our employees are passionate about winning and passionate about setting the pace, not following it. The esprit de corps of the firm is quite remarkable.

Third, Janus is an investment-centric firm. By that I mean we focus solely on our core competency of managing our shareholders' money. Delivering performance remains at the heart of what we do, and we constantly reinvest in our core business toward that end.

Early Initiatives

Our goal is to deliver consistent and solid returns throughout a market cycle.

My role at Janus is to oversee the investment team and help drive investment returns. In an attempt to safeguard the consistency and quality of the investment process, I play devil's advocate with the portfolio managers, poking and prodding their investment decisions. I take full responsibility for the performance of the team, making sure that portfolio managers have the tools and resources needed to make wise decisions.

Like any solid organization, there is always room to improve. I have communicated to the investment team the following enhancements that I plan to focus on during the next two quarters. For starters, we will expand our coverage of international stocks. In this era of increased globalization, I believe sectors are more important than countries, and our research needs to be borderless.

In addition, we need to make sure that our research edge provides a solid foundation from which we can invest with conviction. As such, we are in the process of expanding our menu of risk-management tools, so that we are better able to accurately analyze the risk profile of each portfolio.

Furthermore, I want to improve communication so that analysts and portfolio managers are sharing their best ideas and discussing how topical events may impact portfolios. Collectively, I believe we can arrive at better investment decisions through debate and idea sharing versus acting in isolation.

These are the initiatives I will be focusing on in the initial phase of my tenure at Janus. I look forward to circling back with you over the winter and providing an update on our progress.

Past performance is no guarantee of future results.                    Continued


                                          Janus Adviser Series  July 31, 2004  1

Continued

Market Update

Turning to the markets, after gaining momentum in late 2003 and early 2004, equity markets turned negative during the summer months, weighed down by high energy prices and fears of terrorism at high-profile events like the Olympics and the presidential conventions.

Recent economic data suggests we have encountered a "soft spot" in the recovery, evidenced by the lower-than-expected gross domestic product ("GDP") growth for the second quarter, which came in at a preliminary 3% (later revised to 2.8%) versus expectations of 3.6%. This slowdown caused the market to wonder if the economic expansion has paused temporarily to catch its breath or if the recent GDP figures portend further economic softness in the second half of 2004.

On top of these concerns, the Federal Reserve, after a deliberate campaign to prepare the markets for the approaching rising interest rate cycle, began to increase rates. The rate hike announcements were accompanied by statements from the Federal Reserve that acknowledge the recent economic weakness, but express confidence in the sustainability of the recovery.

                      A recent slowdown in economic growth
                     caused the market to catch its breath

                     S&P 500 Index vs. Quarterly GDP Growth

                              [LINE CHART OMITTED]

                            < PLOT POINTS MISSING >

Past performance is no guarantee of future results.

Unsettled Markets Create Opportunities

Given these developments, it is easy to understand why equity markets have been unsettled over the past couple of months.

While we can't control the macro environment, we do have control over the stocks that we buy for our portfolios. From our perspective, unsettled markets provide us with opportunities to buy great businesses at cheap prices.

Valuations in the market today are attractive, with many stocks selling at the largest discounts to their intrinsic values since the 1980s.

Corporations are generating massive cash and will need to deploy that cash in stock repurchases, dividend increases or selective acquisitions. We've seen the beginning of this trend with Microsoft's announcement of a special dividend in late July and believe we will see more excess cash returned to shareholders in the future.

Notwithstanding the recent concerns weighing on the market, we are encouraged by the direction that the overall economy is headed and the level of corporate profits being reported.

It is my belief that Janus' investment process works best during times of "normal" economic activity (3%-4% GDP growth, 10%-12% corporate profits). Taking a step back to gain perspective, the economy remains in expansion mode, and companies are making strategic decisions to grow their businesses. Our job is to find and own those winning franchises.

In closing, let me thank you again for your loyalty to Janus. I believe that we face a very bright future together.

Sincerely,


/s/ Gary Black

Gary Black
President and Chief Investment Officer


2  Janus Adviser Series  July 31, 2004

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the fund managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2004. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class C Shares only); redemption fees (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fee (applicable to Class I Shares only), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2004 to July 31, 2004.

Actual Expenses

The first line of the table in the example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in the example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                          Janus Adviser Series  July 31, 2004  3

Janus Adviser Growth Fund (unaudited)

--------------------------------------------------------------------------------
Fund Strategy

Janus Adviser Growth Fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the portfolio is invested in small, and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Blaine Rollins
                                                               portfolio manager

Performance Overview

During the 12 months ended July 31, 2004, the equity markets made considerable headway, rising as a result of a strengthening economy and improved corporate profits. Janus Adviser Growth Fund gained in this environment, returning 9.18% for its I Shares and 8.71% for its C Shares for the 12-month period. This compares to a 13.17% and a 8.51% gain for the Fund's benchmarks, the S&P 500(R) Index, and Russell 1000 Growth Index, respectively.

The gap in performance between the Fund and the S&P 500(R) Index can be partially explained by the Fund's heavy exposure to media stocks, which were a much smaller part of the Index and an area of weakness in the market during the period. It can also be traced to the Fund's limited investment in the strong-performing energy group, a sector to which the Index had significantly greater exposure and that contributed substantially to its outperformance. To our benefit, however, were several well-chosen investments in food and retailing stocks as well as an underweight position vs. the Index in the biotechnology sector.

Strategy in This Environment

Although high oil prices, an uncertain Middle East theatre and concerns of a slowing U.S. economy led to uncertain and erratic stock market pricing during the period, the volatility worked to my advantage, as it enabled me to add new positions or build existing ones in stocks that I believe are undervalued growth names exhibiting great long-term stock characteristics. Among other things, I continued to look for businesses with high margins, low capital intensity, high and rising returns on capital/equity, and a willingness to return capital to investors through aggressive stock repurchases.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                               July 31, 2004       July 31, 2003
Comcast Corp. - Special Class A                     7.0%               5.6%
Time Warner, Inc.                                   6.9%               4.8%
Maxim Integrated Products, Inc.                     6.8%               4.5%
Linear Technology Corp.                             5.6%               4.3%
Cisco Systems, Inc.                                 4.4%               3.0%
United Parcel Service, Inc. - Class B               3.1%               2.1%
Univision Communications, Inc. -
 Class A                                            2.7%               2.0%
Tyco International, Ltd.
 (New York Shares)                                  2.6%               1.1%
McDonald's Corp.                                    2.4%               0.4%
3M Co.                                              2.3%               1.8%

Portfolio Composition

The Fund was 99.5% invested in equities as of July 31, 2004, a direct result of the many individual opportunities we believe currently exist in the market. Foreign stocks accounted for a modest 11.0% of total net assets on this date and the top 10 equity holdings were 43.8% of total net assets.

Strong performers included technology, media and semiconductor companies

Our technology holdings were among our biggest winners during the period. We saw particularly strong results from longtime holding Maxim Integrated Products, which benefited from robust demand for its analog and mixed-signal chips. Just as the diversity of its product line insulated it somewhat from the industry's three-year slump so has it helped the company distinguish itself from its peers as demand accelerates. I am especially excited about Maxim's prospects in the fast-growing digital signal processor market where, according to the Semiconductor Industry Association, sales are expected to jump 31% this year.

Another strong tech-related performer was networking company Cisco Systems. During the period, Cisco benefited from the long-awaited resumption of corporate investment in technology. Our research indicates that beefed up enterprise


4  Janus Adviser Series  July 31, 2004

(unaudited)

spending budgets, together with the current move to voice-over-Internet protocol technology, should continue to drive growth at Cisco. Furthermore, we are pleased to see that the company continues to swiftly build share in new markets. Encouraged by the consistently brightening prospects, we added significantly to our existing position.

AOL Time Warner is the Fund's lone media-related stock, and it rewarded us with solid returns. Credit goes to Chairman and CEO Dick Parsons, whose astute leadership of the conglomerate's reorganization, as well as his inspiring ability to reunite two divergent corporate cultures, is convincing investors to get on board again. Time Warner's efforts to stem subscriber losses at its AOL unit and fortify its balance sheet by reducing debt and jettisoning low-return businesses such as Warner Music also have won our confidence.

A strong global economy also sparked demand for Illinois Tool Works' products, which also performed solidly for the Fund. This diversified company makes everything from fasteners and tools to packaging equipment and materials to food service equipment. It has a history of solid performance even in weak economic environments: In the past 20 years, the company has grown both its sales and earnings at a compound annual rate that is in the double digits.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                Janus Adviser Growth Fund       S&P 500(R) Index
                                -------------------------       ----------------
Semiconductor Components/
 Integrated Circuits                      12.4%                       0.4%
Diversified Operations                     7.4%                       5.9%
Cable Television                           7.0%                       0.6%
Multimedia                                 6.9%                       1.9%
Networking Products                        4.5%                       1.4%

Lone Cable Stock Among Fund's Weaker Performers

The Fund's cable TV weighting consists solely of Comcast Corp., which took a hit after making a hostile takeover bid for media and entertainment giant Walt Disney Co. Comcast executives claimed the proposal was fair given Disney's weak results over the past three years, but Disney maintained it was too low and rebuffed the offer. While Comcast shares have continued to decline since the bid was announced, I trimmed the position well before that as it closed in on my price target, thereby mitigating some of the damage. Ultimately, whether Comcast is successful in its efforts to acquire Disney will have no bearing on my investment. The cable operator has created significant value for shareholders over the last 25 years, and its underlying assets are performing extremely well, so I'm standing by the stock.

Investment Strategy and Outlook

My goal for Janus Adviser Growth Fund will be the same as it always has been, which is to strive for top-quartile returns by investing in the best-managed growth companies I can find. My horizon for any new position is three to five years, and I will continue to feed the bottom third of the portfolio with small and midsized companies that I believe have the potential to be strong contributors to our performance. Meanwhile, I will overweight positions in companies that I have high conviction in and that I feel will have the best return versus risk characteristics for my long-term investment horizon.

Thank you for your investment in Janus Adviser Growth Fund.


                                          Janus Adviser Series  July 31, 2004  5

Janus Adviser Growth Fund (unaudited)

================================================================================
                        Initial investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

           Janus Adviser Growth Fund         S&P 500(R)     Russell 1000 Growth
                  - I Shares                   Index               Index
           -------------------------         ----------     -------------------
 9/13/1993*         $10,000                    $10,000               $10,000
 9/30/1993          $10,185                    $ 9,943               $10,040
10/31/1993          $10,373                    $10,148               $10,319
11/30/1993          $10,180                    $10,052               $10,250
12/31/1993          $10,238                    $10,173               $10,426
 1/31/1994          $10,666                    $10,519               $10,668
 2/28/1994          $10,577                    $10,234               $10,473
 3/31/1994          $10,343                    $ 9,787               $ 9,967
 4/30/1994          $10,473                    $ 9,913               $10,012
 5/31/1994          $10,558                    $10,076               $10,164
 6/30/1994          $10,180                    $ 9,829               $ 9,863
 7/31/1994          $10,358                    $10,151               $10,200
 8/31/1994          $10,763                    $10,568               $10,768
 9/30/1994          $10,462                    $10,309               $10,623
10/31/1994          $10,643                    $10,541               $10,872
11/30/1994          $10,416                    $10,157               $10,523
12/31/1994          $10,474                    $10,308               $10,700
 1/31/1995          $10,671                    $10,575               $10,929
 2/28/1995          $10,954                    $10,987               $11,386
 3/31/1995          $11,256                    $11,311               $11,719
 4/30/1995          $11,236                    $11,644               $11,975
 5/31/1995          $11,563                    $12,110               $12,392
 6/30/1995          $11,898                    $12,391               $12,870
 7/31/1995          $12,508                    $12,802               $13,405
 8/31/1995          $12,601                    $12,834               $13,419
 9/30/1995          $12,947                    $13,376               $14,038
10/31/1995          $12,934                    $13,328               $14,048
11/30/1995          $13,373                    $13,913               $14,594
12/31/1995          $13,557                    $14,181               $14,677
 1/31/1996          $14,031                    $14,664               $15,168
 2/29/1996          $14,487                    $14,800               $15,446
 3/31/1996          $14,675                    $14,942               $15,466
 4/30/1996          $14,755                    $15,162               $15,873
 5/31/1996          $15,034                    $15,553               $16,427
 6/30/1996          $14,971                    $15,613               $16,449
 7/31/1996          $14,352                    $14,923               $15,486
 8/31/1996          $14,937                    $15,238               $15,885
 9/30/1996          $15,607                    $16,095               $17,042
10/31/1996          $15,508                    $16,539               $17,145
11/30/1996          $16,185                    $17,789               $18,432
12/31/1996          $15,952                    $17,437               $18,071
 1/31/1997          $16,657                    $18,526               $19,339
 2/28/1997          $16,674                    $18,672               $19,208
 3/31/1997          $15,939                    $17,905               $18,168
 4/30/1997          $16,561                    $18,973               $19,375
 5/31/1997          $17,370                    $20,128               $20,773
 6/30/1997          $17,973                    $21,030               $21,604
 7/31/1997          $19,340                    $22,703               $23,515
 8/31/1997          $18,582                    $21,432               $22,139
 9/30/1997          $19,645                    $22,605               $23,228
10/31/1997          $19,256                    $21,850               $22,370
11/30/1997          $19,245                    $22,862               $23,320
12/31/1997          $19,413                    $23,254               $23,581
 1/31/1998          $19,781                    $23,512               $24,286
 2/28/1998          $21,338                    $25,207               $26,113
 3/31/1998          $21,895                    $26,498               $27,154
 4/30/1998          $22,326                    $26,765               $27,530
 5/31/1998          $21,832                    $26,305               $26,748
 6/30/1998          $23,089                    $27,373               $28,387
 7/31/1998          $23,033                    $27,082               $28,199
 8/31/1998          $19,177                    $23,166               $23,967
 9/30/1998          $20,541                    $24,651               $25,808
10/31/1998          $21,491                    $26,656               $27,882
11/30/1998          $22,809                    $28,271               $30,003
12/31/1998          $26,207                    $29,900               $32,708
 1/31/1999          $28,073                    $31,151               $34,629
 2/28/1999          $26,911                    $30,182               $33,047
 3/31/1999          $28,498                    $31,390               $34,787
 4/30/1999          $28,967                    $32,606               $34,832
 5/31/1999          $28,598                    $31,836               $33,761
 6/30/1999          $30,680                    $33,602               $36,126
 7/31/1999          $30,073                    $32,553               $34,978
 8/31/1999          $29,893                    $32,392               $35,550
 9/30/1999          $30,624                    $31,504               $34,803
10/31/1999          $32,859                    $33,498               $37,431
11/30/1999          $34,140                    $34,179               $39,451
12/31/1999          $37,768                    $36,192               $43,554
 1/31/2000          $37,308                    $34,373               $41,512
 2/29/2000          $39,139                    $33,723               $43,541
 3/31/2000          $41,049                    $37,022               $46,657
 4/30/2000          $39,015                    $35,908               $44,437
 5/31/2000          $36,521                    $35,171               $42,199
 6/30/2000          $38,341                    $36,038               $45,398
 7/31/2000          $37,528                    $35,475               $43,505
 8/31/2000          $40,852                    $37,678               $47,444
 9/30/2000          $38,806                    $35,689               $42,956
10/31/2000          $37,771                    $35,538               $40,924
11/30/2000          $32,718                    $32,737               $34,891
12/31/2000          $32,820                    $32,897               $33,787
 1/31/2001          $35,146                    $34,064               $36,121
 2/28/2001          $29,946                    $30,958               $29,989
03/31/2001          $27,799                    $28,997               $26,726
 4/30/2001          $31,103                    $31,250               $30,106
 5/31/2001          $31,017                    $31,459               $29,663
06/30/2001          $29,706                    $30,694               $28,976
 7/31/2001          $27,964                    $30,392               $28,252
 8/31/2001          $25,637                    $28,489               $25,941
 9/30/2001          $22,343                    $26,188               $23,351
10/31/2001          $22,763                    $26,688               $24,576
11/30/2001          $25,014                    $28,735               $26,937
12/31/2001          $25,196                    $28,987               $26,887
01/31/2002          $24,639                    $28,564               $26,412
02/28/2002          $24,168                    $28,013               $25,316
03/31/2002          $25,326                    $29,066               $26,191
04/30/2002          $23,710                    $27,304               $24,054
05/31/2002          $23,507                    $27,103               $23,472
06/30/2002          $21,344                    $25,172               $21,301
07/31/2002          $19,436                    $23,211               $20,130
 8/31/2002          $19,704                    $23,363               $20,190
 9/30/2002          $18,215                    $20,823               $18,095
10/31/2002          $19,107                    $22,656               $19,755
11/30/2002          $20,045                    $23,990               $20,828
12/31/2002          $18,523                    $22,581               $19,390
 1/31/2003          $18,194                    $21,989               $18,919
 2/28/2003          $17,975                    $21,659               $18,832
03/31/2003          $18,190                    $21,869               $19,183
 4/30/2003          $19,838                    $23,671               $20,601
 5/31/2003          $20,617                    $24,918               $21,629
06/30/2003          $20,496                    $25,236               $21,927
07/31/2003          $21,226                    $25,681               $22,473
 8/31/2003          $21,945                    $26,181               $23,032
09/30/2003          $21,372                    $25,903               $22,785
10/31/2003          $23,187                    $27,369               $24,065
11/30/2003          $23,394                    $27,610               $24,317
12/31/2003          $24,113                    $29,058               $25,158
 1/31/2004          $24,186                    $29,591               $25,672
 2/29/2004          $23,966                    $30,002               $25,835
 3/31/2004          $23,601                    $29,550               $25,356
 4/30/2004          $23,394                    $29,086               $25,061
 5/31/2004          $23,966                    $29,485               $25,528
 6/30/2004          $24,612                    $30,058               $25,847
 7/31/2004          $23,163                    $29,063               $24,386

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------

                                 Calendar        Fiscal          Five         Ten            Since
                               Year-to-Date       Year           Year         Year         Inception*
-----------------------------------------------------------------------------------------------------
Janus Adviser Growth
Fund - I Shares                   (3.94)%         9.18%         (5.09)%       8.38%           8.02%
-----------------------------------------------------------------------------------------------------
Janus Adviser Growth
Fund - C Shares at NAV            (4.24)%         8.71%         (5.73)%       7.72%           7.32%
-----------------------------------------------------------------------------------------------------
Janus Adviser Growth
Fund - C Shares at MOP            (6.13)%         6.36%         (5.92)%       7.61%           7.22%
-----------------------------------------------------------------------------------------------------
S&P 500(R) Index                   0.02%         13.17%         (2.24)%      11.09%          10.30%
-----------------------------------------------------------------------------------------------------
Russell 1000 Growth Index         (3.07)%         8.51%         (6.96)%       9.11%           8.54%
-----------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Multi-Cap Growth Funds              N/A         217/448        113/212         N/A             N/A
-----------------------------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                     Beginning Account Value               Ending Account Value     Expenses Paid During Period
Expense Example - I Shares                   (2/1/04)                           (7/31/04)                 (2/1/04-7/31/04) *
-------------------------------------------------------------------------------------------------------------------------------
Actual                                      $1,000.00                            $957.70                       $5.69
-------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                 $1,000.00                          $1,019.05                       $5.87
-------------------------------------------------------------------------------------------------------------------------------

                                     Beginning Account Value               Ending Account Value     Expenses Paid During Period
Expense Example - C Shares                   (2/1/04)                           (7/31/04)                 (2/1/04-7/31/04) *
-------------------------------------------------------------------------------------------------------------------------------
Actual                                      $1,000.00                            $955.70                       $8.12
-------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                 $1,000.00                          $1,016.56                       $8.37
-------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.17% for I Shares and 1.67% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


6  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 98.8%
Aerospace and Defense - 2.1%
          30,270  Boeing Co ......................................$  1,536,203
          16,510  General Dynamics Corp ..........................   1,631,518
          71,145  Lockheed Martin Corp ...........................   3,769,973
                                                                     6,937,694
Airlines - 1.2%
         124,890  Ryanair Holdings PLC (ADR)*,**,# ...............   3,910,306
Apparel Manufacturers - 0.3%
         147,428  Burberry Group PLC** ...........................   1,005,337
Broadcast Services and Programming - 0.4%
          37,585  Clear Channel Communications, Inc ..............   1,341,785
Building - Mobile Home and Manufactured Homes - 0.5%
          45,515  Winnebago Industries, Inc ......................   1,677,228
Building - Residential and Commercial - 0.7%
           3,715  NVR, Inc.* .....................................   1,731,190
           9,595  Ryland Group, Inc ..............................     742,845
                                                                     2,474,035
Building and Construction Products - Miscellaneous - 0.6%
          69,310  Masco Corp .....................................   2,095,934
Cable Television - 7.0%
         868,823  Comcast Corp. - Special Class A* ...............  23,284,455
Chemicals - Specialty - 1.0%
          65,505  Ecolab, Inc ....................................   1,997,903
          24,380  Sigma-Aldrich Corp .............................   1,400,387
                                                                     3,398,290
Commercial Banks - 1.4%
             480  Mitsubishi Tokyo Financial Group, Inc.** .......   4,293,750
              45  Sumitomo Mitsui Financial Group, Inc.** ........     270,917
                                                                     4,564,667
Commercial Services - Finance - 1.2%
         127,720  Paychex, Inc ...................................   3,922,281
Computer Services - 0.3%
          63,635  Ceridian Corp.* ................................   1,145,430
Computers - 0.2%
          17,000  Dell, Inc.* ....................................     602,990
Containers - Metal and Glass - 0.9%
          42,745  Ball Corp ......................................   3,085,334
Containers - Paper and Plastic - 0.8%
         102,295  Bemis Company, Inc .............................   2,708,772
Cosmetics and Toiletries - 3.8%
         100,307  Colgate-Palmolive Co ...........................   5,336,332
          41,020  International Flavors & Fragrances, Inc ........   1,498,871
         108,954  Procter & Gamble Co ............................   5,681,951
                                                                    12,517,154
Dental Supplies and Equipment - 0.4%
          20,095  Patterson Companies, Inc.* .....................   1,475,375
Diversified Minerals - 0.7%
          40,070  Companhia Vale do Rio Doce (ADR)* ..............   2,159,773
Diversified Operations - 7.4%
          92,290  3M Co ..........................................   7,601,004
          49,180  Honeywell International, Inc ...................   1,849,660
          49,040  Illinois Tool Works, Inc .......................   4,439,101
          36,700  Pentair, Inc ...................................   1,149,444
          61,642  Smiths Group PLC** .............................     818,276
         280,925  Tyco International, Ltd. (New York Shares) .....   8,708,674
                                                                    24,566,159
Diversified Operations - Commercial Services - 0.5%
          55,535  ARAMARK Corp.- Class B .........................   1,489,449
E-Commerce/Products - 1.4%
         114,715  Amazon.com, Inc.* ..............................   4,464,708
E-Commerce/Services - 0.9%
          39,911  eBay, Inc.* ....................................   3,126,229
Electronic Components - Semiconductors - 2.0%
          34,620  ATI Technologies, Inc. (New York Shares)* ......     557,382
          27,760  Broadcom Corp. - Class A*,# ....................     981,594
         234,500  Texas Instruments, Inc .........................   5,001,885
                                                                     6,540,861
Entertainment Software - 0.3%
          19,045  Electronic Arts, Inc.* .........................     954,726
Fiduciary Banks - 3.0%
         222,134  Bank of New York Company, Inc ..................   6,381,910
          84,618  Northern Trust Corp ............................   3,395,720
                                                                     9,777,630
Finance - Commercial - 0.2%
          18,965  CIT Group, Inc .................................     659,223
Finance - Investment Bankers/Brokers - 0.2%
           3,955  Goldman Sachs Group, Inc .......................     348,791
          11,185  JPMorgan Chase & Co ............................     417,537
                                                                       766,328
Finance - Other Services - 0.1%
           1,485  Chicago Mercantile Exchange Holdings, Inc ......     186,368
Financial Guarantee Insurance - 1.7%
          10,000  MBIA, Inc ......................................     539,800
          69,460  MGIC Investment Corp ...........................   4,931,660
                                                                     5,471,460
Food - Retail - 0.4%
          16,280  Whole Foods Market, Inc ........................   1,340,170
Food - Wholesale/Distribution - 0.7%
          70,300  Sysco Corp .....................................   2,421,835
Hazardous Waste Disposal - 0.2%
          14,900  Stericycle, Inc.* ..............................     730,100
Hospital Beds and Equipment - 0.4%
          24,795  Hillenbrand Industries, Inc ....................   1,408,108
Hotels and Motels - 0.4%
          11,395  Four Seasons Hotels, Inc .......................     691,563
          10,655  Starwood Hotels & Resorts Worldwide, Inc .......     479,475
                                                                     1,171,038
Human Resources - 1.3%
         154,765  Robert Half International, Inc .................   4,305,562
Industrial Automation and Robotics - 0.3%
          26,920  Rockwell Automation, Inc .......................   1,007,077
Instruments - Scientific - 0.3%
          18,245  Dionex Corp.* ..................................     860,982
Life and Health Insurance - 0.4%
          33,420  AFLAC, Inc .....................................   1,324,769
Machine Tools and Related Products - 0.4%
          32,645  Kennametal, Inc ................................   1,436,380
Medical - Biomedical and Genetic - 0.6%
          26,355  Amgen, Inc.*,# .................................   1,499,073
           9,940  Genentech, Inc.* ...............................     483,879
                                                                     1,982,952
Medical - Drugs - 0.3%
           9,544  Roche Holding A.G.** ...........................     943,695
Medical - HMO - 0.1%
           6,430  UnitedHealth Group, Inc ........................     404,447

See Notes to Schedules of Investments and Financial Statements


                                          Janus Adviser Series  July 31, 2004  7

Janus Adviser Growth Fund

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Medical - Hospitals - 0.3%
          23,980  HCA, Inc .......................................$    926,827
Medical Instruments - 1.3%
          56,525  Apogent Technologies, Inc.* ....................   1,837,063
          37,025  St. Jude Medical, Inc.* ........................   2,522,513
                                                                     4,359,576
Medical Products - 1.8%
          48,000  Stryker Corp ...................................   2,288,639
          11,732  Synthes, Inc ...................................   1,155,456
          24,410  Varian Medical Systems, Inc.* ..................   1,684,534
           9,170  Zimmer Holdings, Inc.* .........................     699,763
                                                                     5,828,392
Metal Processors and Fabricators - 0.6%
          33,265  Precision Castparts Corp .......................   1,873,817
Multimedia - 6.9%
       1,366,355  Time Warner, Inc.*,# ...........................  22,749,810
Networking Products - 4.5%
         690,864  Cisco Systems, Inc.* ...........................  14,411,423
          14,105  Juniper Networks, Inc.* ........................     323,851
                                                                    14,735,274
Oil Companies - Integrated - 0.4%
          24,100  BP PLC (ADR)** .................................   1,358,276
Optical Supplies - 1.0%
          41,335  Alcon, Inc. (New York Shares)** ................   3,166,261
Pharmacy Services - 0.3%
          37,750  Caremark Rx, Inc.* .............................   1,151,375
Property and Casualty Insurance - 0.7%
          55,835  W. R. Berkley Corp .............................   2,285,885
Reinsurance - 2.7%
              45  Berkshire Hathaway, Inc. - Class A* ............   3,926,250
             933  Berkshire Hathaway, Inc. - Class B* ............   2,700,102
          42,975  RenaissanceRe Holdings, Ltd ....................   2,277,675
                                                                     8,904,027
Retail - Apparel and Shoe - 1.6%
          73,625  Foot Locker, Inc ...............................   1,656,563
         160,930  Gap, Inc.# .....................................   3,653,111
                                                                     5,309,674
Retail - Discount - 1.0%
          78,321  Costco Wholesale Corp ..........................   3,184,532
Retail - Drug Store - 1.9%
         168,860  Walgreen Co ....................................   6,146,504
Retail - Office Supplies - 0.8%
          87,525  Staples, Inc ...................................   2,527,722
Retail - Regional Department Stores - 0.5%
          34,210  Kohl's Corp.* ..................................   1,565,450
Retail - Restaurants - 2.8%
         283,005  McDonald's Corp ................................   7,782,637
          34,460  Outback Steakhouse, Inc ........................   1,399,421
                                                                     9,182,058
Schools - 1.0%
         31,347  Apollo Group, Inc. - Class A*,# .................   2,619,041
          6,625  Strayer Education, Inc ..........................     645,408
                                                                     3,264,449
Semiconductor Components/Integrated Circuits - 12.4%
        474,490  Linear Technology Corp ..........................  18,552,559
        469,549  Maxim Integrated Products, Inc ..................  22,585,306
                                                                    41,137,865
Semiconductor Equipment - 1.0%
         98,565  Applied Materials, Inc.* ........................   1,672,648
         42,160  KLA-Tencor Corp.* ...............................   1,737,414
                                                                     3,410,062
Soap and Cleaning Preparations - 0.4%
         42,396  Reckitt Benckiser PLC** .........................   1,159,506
Telecommunication Equipment - 0.8%
        226,260  Nokia Oyj (ADR)** ...............................   2,629,141
Telecommunication Equipment - Fiber Optics - 0.5%
        146,710  Corning, Inc.* ..................................   1,813,336
Television - 2.7%
        311,724  Univision Communications, Inc. - Class A* .......   9,030,644
Therapeutics - 0.1%
          5,420  Gilead Sciences, Inc.* ..........................     350,349
Transportation - Services - 3.1%
        141,155  United Parcel Service, Inc. - Class B ...........  10,157,514
Web Portals/Internet Service Providers - 0.7%
         73,765  Yahoo!, Inc.* ...................................   2,271,962
------------------------------------------------------------------------------
Total Common Stock (cost $292,604,828) ........................... 326,127,384
------------------------------------------------------------------------------
Corporate Bonds - 1.2%
Advertising Sales - 0.8%
     $2,585,000  Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 .........   2,711,019
Medical - Biomedical and Genetic - 0.1%
        335,000  Invitrogen Corp., 2.00%
                  convertible senior notes, due 8/1/23 (144A) ....     353,844
Software Tools - 0.3%
      1,100,000  Mercury Interactive Corp., 0%
                 convertible senior notes, due 5/1/08 (144A) .....   1,056,000
------------------------------------------------------------------------------
Total Corporate Bonds (cost $4,139,720) ..........................   4,120,863
------------------------------------------------------------------------------
Preferred Stock - 0.7%
Multi-Line Insurance - 0.7%
         47,300  PartnerRe, Ltd., 8.00% (cost $2,549,724) ........   2,398,110
------------------------------------------------------------------------------
Other Securities - 2.4%
      7,934,088  State Street Navigator Securities Lending
                  Prime Portfolio+ (cost $7,934,088) .............   7,934,088
------------------------------------------------------------------------------
Total Investments (total cost $307,228,360) - 103.1% ............. 340,580,445
------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.1)% .. (10,181,452)
------------------------------------------------------------------------------
Net Assets - 100% ................................................$330,398,993
------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements


8  Janus Adviser Series  July 31, 2004

Summary of Investments by Country, July 31, 2004

Country                            Market Value       % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                           $ 13,384,459                              3.9%
Brazil                               2,159,773                              0.6%
Canada                               1,248,945                              0.4%
Finland                              2,629,141                              0.8%
Ireland                              3,910,306                              1.2%
Japan                                4,564,667                              1.3%
Switzerland                          4,109,956                              1.2%
United Kingdom                       4,341,395                              1.3%
United States++                    304,231,803                             89.3%
--------------------------------------------------------------------------------
Total                             $340,580,445                            100.0%

++Includes Short-Term Securities (87.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2004

Currency Sold and               Currency              Currency        Unrealized
Settlement Date               Units Sold       Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/27/04             80,000               144,669             (429)
British Pound 11/19/04           855,000             1,539,216          (12,954)
Euro 9/27/04                   2,325,000             2,796,614           29,617
Japanese Yen 9/27/04         225,000,000             2,024,303           11,928
Swiss Franc 10/15/04           1,100,000            $  862,312         $(14,854)
--------------------------------------------------------------------------------
Total                                               $7,367,114         $ 13,308

See Notes to Schedules of Investments and Financial Statements


                                          Janus Adviser Series  July 31, 2004  9

Janus Adviser Capital Appreciation Fund (unaudited)

--------------------------------------------------------------------------------
Fund Strategy

Janus Adviser Capital Appreciation Fund invests primarily in a nondiversified, concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium and small-sized companies.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Scott Schoelzel
                                                               portfolio manager

Performance Overview

During the 12 months ended July 31, 2004, the economy picked up steam and the markets trended higher. Janus Adviser Capital Appreciation Fund gained in this environment, returning 8.23% for its I Shares and 7.72% for its C Shares for the 12 months. The Fund underperformed its benchmarks, the S&P 500(R) Index, which returned 13.17% and the Russell 1000 Growth Index, which returned 8.51% for the same period.

The Fund's underperformance can be explained in part by its limited exposure to the energy industry, which, as a group, had a strong showing during the period. Also creating a drag on performance were a number of our retail holdings, which did not perform as solidly as those included in the Index. Aiding our performance, however, were several well-chosen stocks in the pharmaceutical and biotechnology sector and the Fund's overweight position in consumer durables and apparel versus the Index.

Strategy in This Environment

I continued to focus on what I feel are the market's absolute long-term winners, concentrating my attention on 20 to 30 of my truly best ideas. The majority of these are single- or near-single-purpose businesses with a recognizable brand, improving revenue growth, low capital intensity, a conservative balance sheet, honest management, and some sort of positive change or catalyst, such as a new product or service.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                            July 31, 2004          July 31, 2003
UnitedHealth Group, Inc.                        10.5%                    8.3%
Genentech, Inc.                                  6.2%                    3.9%
Electronic Arts, Inc.                            6.1%                    3.9%
Bank of America Corp.                            6.0%                    5.1%
NIKE, Inc. - Class B                             5.4%                    3.1%
eBay, Inc.                                       5.1%                    2.4%
Aetna, Inc.                                      4.2%                     --
3M Co.                                           4.2%                    3.1%
Wells Fargo & Co.                                3.8%                    2.7%
Procter & Gamble Co.                             3.6%                     --

Portfolio Composition

Approximately 88.0% of the Fund's total net assets were invested in equities as of July 31, 2004, nearly all of which were in mid- and large-cap companies. Meanwhile, our cash position was 11.7%. The Fund's top 10 equity holdings accounted for 55.1% of its total net assets as of July 31, 2004.

Strong performers included healthcare, banking and apparel stocks

The Fund continued to hold positions in what I view as the gems of the HMO industry. One strong performer was UnitedHealth Group. The company has won both on the top line, via new contract wins, and on the margin line, with back-room efficiencies being realized on a daily basis. In my opinion, UnitedHealth's many attributes include an impressive management team, a business model that throws off prodigious cash flow and a stock that trades at a reasonable multiple.

Another strong-performing healthcare stock was biotechnology concern Genentech. With the discovery and recent FDA approval of its cancer-fighting drug Avastin, Genentech has emerged as one of the leading franchises in all of cancer medicine. While Avastin has been initially approved for use in colorectal cancer, it is widely believed to be equally


10  Janus Adviser Series  July 31, 2004

(unaudited)

efficacious in other solid tumor cancers. Other compounds in Genentech's product pipeline add to the company's appeal as a long-term investment.

Bank of America was a standout among the Fund's banking stocks. Following the late-October announcement of a merger between Bank of America and Fleet, Bank of America's shares sold off sharply. However, Janus' analysis believed that the shares were too cheap, so I maintained a position. Since then, the stock has risen approximately 25% on successful merger integration, continued execution of its retail strategy and judicious management during the interest rate cycle.

The Fund also benefited from its investment in Nike. Demographic trends, as well as consolidation within the retail channel and improved footwear and apparel designs pushed Nikes' stock higher. Looking ahead, I see many opportunities in Asia as well as Europe and Latin America for Nike.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                        Janus Adviser
                                 Capital Appreciation Fund      S&P 500(R) Index
                                 -------------------------      ----------------
Medical - HMO                              16.2%                       0.8%
Super-Regional Banks                        9.8%                       4.8%
Medical - Biomedical
 and Genetic                                6.2%                       1.2%
Entertainment Software                      6.1%                       0.1%
Athletic Footwear                           5.4%                       0.2%

Weak performers included select department store and software holdings

Not all of the Fund's stocks met my expectations. Specialty department store Kohl's suffered collateral damage from weak 2003 holiday sales at Wal-Mart and Target. Furthermore, store traffic during the all-important back-to-school season was also disappointing. I'm not convinced that the market share gains Kohl's has enjoyed over the last several years have played themselves out and therefore added to the Fund's position during the period.

Within the software industry, I liquidated the Fund's position in Microsoft. This was a tough decision, but I felt I could put these monies to better use elsewhere. Microsoft's next product cycle is still a few years away, and there are many technical hurdles between now and then. While Microsoft has begun to meaningfully distribute some of its outsized cash hoard to shareholders, I believe the size of the company makes true growth very difficult to come by.

Investment Strategy and Outlook

Going forward, I expect the markets to remain very edgy. In this uncertain environment, I will continue to direct my efforts toward finding those companies that, in my opinion, are profitably creating innovative new products and services. And while I'm pleased to report positive absolute gains for the Fund and believe the portfolio is poised to do well, I remain vigilant, striving to outperform the Fund's benchmark. I believe Janus' team of analysts continues to do an outstanding job of both monitoring the developments within the Fund's existing investments and also researching potential opportunities.

Thank you for your investment in Janus Adviser Capital Appreciation Fund.


                                         Janus Adviser Series  July 31, 2004  11

Janus Adviser Capital Appreciation Fund (unaudited)

================================================================================
                          Initial investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

            Janus Adviser Capital
              Appreciation Fund           S&P 500(R)       Russell 1000 Growth
                  - I Shares                Index                 Index
            ---------------------         ----------       -------------------
  5/1/1997*          $10,000               $10,000               $10,000
 5/31/1997           $11,360               $10,645               $10,740
06/30/1997           $11,740               $11,122               $11,170
07/31/1997           $12,780               $12,007               $12,158
08/31/1997           $12,680               $11,334               $11,446
09/30/1997           $12,930               $11,955               $12,009
10/31/1997           $12,480               $11,555               $11,565
11/30/1997           $12,260               $12,090               $12,057
12/31/1997           $12,620               $12,298               $12,192
01/31/1998           $12,760               $12,434               $12,556
02/28/1998           $13,970               $13,331               $13,501
03/31/1998           $14,810               $14,013               $14,039
04/30/1998           $15,430               $14,154               $14,233
05/31/1998           $14,760               $13,911               $13,829
06/30/1998           $16,510               $14,476               $14,676
07/31/1998           $16,930               $14,322               $14,579
08/31/1998           $13,890               $12,251               $12,391
09/30/1998           $14,830               $13,036               $13,343
10/31/1998           $14,950               $14,097               $14,416
11/30/1998           $16,440               $14,951               $15,512
12/31/1998           $19,860               $15,813               $16,911
01/31/1999           $22,230               $16,474               $17,904
02/28/1999           $21,930               $15,962               $17,086
03/31/1999           $24,610               $16,600               $17,986
04/30/1999           $25,010               $17,243               $18,009
05/31/1999           $23,740               $16,836               $17,455
06/30/1999           $24,900               $17,770               $18,678
07/31/1999           $23,380               $17,216               $18,084
08/31/1999           $23,260               $17,130               $18,380
09/30/1999           $23,310               $16,661               $17,994
10/31/1999           $25,060               $17,715               $19,352
11/30/1999           $27,130               $18,075               $20,397
12/31/1999           $33,000               $19,140               $22,518
01/31/2000           $31,840               $18,178               $21,462
02/29/2000           $35,050               $17,834               $22,511
03/31/2000           $37,030               $19,579               $24,123
04/30/2000           $33,520               $18,990               $22,975
05/31/2000           $30,070               $18,600               $21,818
06/30/2000           $31,623               $19,059               $23,471
07/31/2000           $31,437               $18,761               $22,493
08/31/2000           $34,077               $19,926               $24,530
09/30/2000           $32,722               $18,874               $22,209
10/31/2000           $30,203               $18,794               $21,158
11/30/2000           $26,860               $17,312               $18,039
12/31/2000           $27,608               $17,397               $17,469
01/31/2001           $27,900               $18,014               $18,675
02/28/2001           $24,870               $16,372               $15,505
03/31/2001           $22,809               $15,335               $13,818
04/30/2001           $25,092               $16,526               $15,565
05/31/2001           $24,931               $16,637               $15,336
06/30/2001           $23,729               $16,232               $14,981
07/31/2001           $22,840               $16,072               $14,607
08/31/2001           $21,516               $15,066               $13,412
09/30/2001           $20,142               $13,850               $12,073
10/31/2001           $20,536               $14,114               $12,706
11/30/2001           $21,324               $15,196               $13,927
12/31/2001           $21,581               $15,329               $13,901
01/31/2002           $21,034               $15,106               $13,655
02/28/2002           $20,487               $14,814               $13,089
03/31/2002           $21,237               $15,371               $13,541
04/30/2002           $20,639               $14,440               $12,436
05/31/2002           $20,710               $14,333               $12,135
06/30/2002           $20,204               $13,312               $11,013
07/31/2002           $18,988               $12,275               $10,407
08/31/2002           $19,181               $12,355               $10,438
09/30/2002           $18,047               $11,012               $ 9,356
10/31/2002           $19,029               $11,982               $10,214
11/30/2002           $19,231               $12,687               $10,769
12/31/2002           $18,161               $11,942               $10,025
01/31/2003           $17,908               $11,629               $ 9,782
02/28/2003           $17,624               $11,454               $ 9,737
03/31/2003           $17,938               $11,565               $ 9,918
04/30/2003           $18,536               $12,518               $10,651
05/31/2003           $19,306               $13,178               $11,183
06/30/2003           $19,549               $13,346               $11,337
07/31/2003           $19,813               $13,581               $11,619
08/31/2003           $19,955               $13,846               $11,908
09/30/2003           $19,793               $13,699               $11,780
10/31/2003           $20,451               $14,474               $12,442
11/30/2003           $20,624               $14,601               $12,572
12/31/2003           $21,596               $15,367               $13,007
01/31/2004           $21,971               $15,649               $13,273
 2/29/2004           $22,600               $15,866               $13,357
 3/31/2004           $22,762               $15,627               $13,109
 4/30/2004           $22,306               $15,382               $12,957
 5/31/2004           $22,640               $15,593               $13,198
 6/30/2004           $22,934               $15,896               $13,363
 7/31/2004           $21,455               $15,370               $12,608

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------

                                          Calendar         One             Five            Since
                                        Year-to-Date       Year            Year          Inception*
---------------------------------------------------------------------------------------------------
Janus Adviser Capital Appreciation
Fund - I Shares                           (0.66)%          8.23%          (1.70)%          11.10%
---------------------------------------------------------------------------------------------------
Janus Adviser Capital Appreciation
Fund - C Shares at NAV                    (0.93)%          7.72%          (2.24)%          10.61%
---------------------------------------------------------------------------------------------------
Janus Adviser Capital Appreciation
Fund - C Shares at MOP                    (2.92)%          5.57%          (2.44)%          10.46%
---------------------------------------------------------------------------------------------------
S&P 500(R) Index                           0.02%          13.17%          (2.24)%           6.11%
---------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                 (3.07)%          8.51%          (6.96)%           3.25%
---------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Large-Cap Growth Funds                       N/A         138/604           43/350           1/205
---------------------------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive each reorganized Fund's total operating expenses to the levels indicated in the prospectus until at least December, 1 2005. Without such waivers total returns would have been lower.

*The predecessor fund's inception date - May 1, 1997
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                     Beginning Account Value          Ending Account Value    Expenses Paid During Period
Expense Example - I Shares                    (2/1/04)                     (7/31/04)               (2/1/04-7/31/04) *
-------------------------------------------------------------------------------------------------------------------------
Actual                                       $1,000.00                      $976.50                     $5.75
-------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                  $1,000.00                    $1,019.05                     $5.87
-------------------------------------------------------------------------------------------------------------------------

                                     Beginning Account Value          Ending Account Value    Expenses Paid During Period
Expense Example - C Shares                    (2/1/04)                     (7/31/04)               (2/1/04-7/31/04) *
-------------------------------------------------------------------------------------------------------------------------
Actual                                       $1,000.00                      $974.30                     $8.20
-------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                  $1,000.00                    $1,016.56                     $8.37
-------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.17% for I Shares and 1.67% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


12  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 88.0%
Athletic Footwear - 5.4%
         777,925  NIKE, Inc. - Class B ..........................$   56,562,927
Batteries and Battery Systems - 2.4%
         669,460  Energizer Holdings, Inc.* .....................    25,506,426
Cable Television - 0.2%
          64,772  EchoStar Communications Corp. - Class A* ......     1,795,480
Cellular Telecommunications - 2.1%
         969,070  Nextel Communications, Inc. - Class A* ........    22,056,033
          16,942  Vodafone Group PLC (ADR) ......................       368,150
                                                                     22,424,183
Cosmetics and Toiletries - 3.6%
         723,390  Procter & Gamble Co ...........................    37,724,789
Diversified Operations - 4.2%
         529,905  3M Co .........................................    43,642,976
E-Commerce/Products - 1.2%
         327,355  Amazon.com, Inc.* .............................    12,740,657
E-Commerce/Services - 5.1%
         671,190  eBay, Inc.* ...................................    52,574,313
Electronic Components - Semiconductors - 2.2%
       1,071,645  Texas Instruments, Inc ........................    22,858,188
Entertainment Software - 6.1%
       1,269,300  Electronic Arts, Inc.* ........................    63,630,009
Finance - Consumer Loans - 2.6%
         707,680  SLM Corp ......................................    26,835,226
Finance - Investment Bankers/Brokers - 2.8%
         331,245  Goldman Sachs Group, Inc ......................    29,212,497
Medical - Biomedical and Genetic - 6.2%
       1,335,970  Genentech, Inc.* ..............................    65,035,019
Medical - Drugs - 2.5%
         527,180  Forest Laboratories, Inc.* ....................    26,511,882
Medical - HMO - 16.2%
         510,360  Aetna, Inc ....................................    43,788,888
         110,715  Anthem, Inc.*, # ..............................     9,130,666
       1,745,580  UnitedHealth Group, Inc .......................   109,796,981
          59,510  WellPoint Health Networks, Inc.* ..............     6,016,461
                                                                    168,732,996
Medical Instruments - 1.7%
         354,920  Medtronic, Inc ................................    17,628,876
Networking Products - 1.3%
         643,560  Cisco Systems, Inc.* ..........................    13,424,662
Retail - Auto Parts - 3.1%
         614,070  Advance Auto Parts, Inc.* .....................    22,794,278
         123,650  AutoZone, Inc.* ...............................     9,545,780
                                                                     32,340,058
Retail - Regional Department Stores - 2.5%
         571,860  Kohl's Corp.* .................................    26,168,314
Super-Regional Banks - 9.8%
         733,820  Bank of America Corp ..........................    62,382,037
         691,460  Wells Fargo & Co ..............................    39,696,719
                                                                    102,078,756
Transportation - Services - 3.2%
         469,880  United Parcel Service, Inc. - Class B .........    33,812,565
Web Portals/Internet Service Providers - 1.5%
         523,540  Yahoo!, Inc.* .................................    16,125,032
Wireless Equipment - 2.1%
         310,150  QUALCOMM, Inc .................................    21,425,162
-------------------------------------------------------------------------------
Total Common Stock (cost $718,691,203) ..........................   918,790,993
-------------------------------------------------------------------------------
U.S. Treasury Note - 0.3%
      $2,813,000  U.S. Treasury Note
                   1.875%, due 9/30/04 (cost $2,813,603) ........     2,815,197
-------------------------------------------------------------------------------
Other Securities - 0.7%
       6,995,783  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $6,995,783) ...........     6,995,783
-------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 9.3%
                  Fannie Mae
     $97,500,000    1.28%, 8/2/04 (amortized cost $97,496,533) ..    97,496,533
-------------------------------------------------------------------------------
Total Investments (total cost $825,997,122) - 98.3% ............. 1,026,098,506
-------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.7% ...    17,664,124
-------------------------------------------------------------------------------
Net Assets - 100% ...............................................$1,043,762,630
-------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                             Market Value      % of Investment Securities
--------------------------------------------------------------------------------
United Kingdom                    $      368,150                            0.0%
United States++                    1,025,730,356                          100.0%
--------------------------------------------------------------------------------
Total                             $1,026,098,506                          100.0%

++Includes Short-Term Securities (89.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  13

Janus Adviser Mid Cap Growth Fund (unaudited)

--------------------------------------------------------------------------------
Fund Strategy

Janus Adviser Mid Cap Growth Fund invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their business and grow. This diversified fund aims to take full advantage of these stocks' upside potential.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Jonathan Coleman
                                                               portfolio manager

Performance Overview

After gaining momentum through late 2003 and early 2004, equity markets became somewhat unsettled during the summer months, reacting to signs of a slowdown in economic growth. Nonetheless, for the 12 months ended July 31, 2004, Janus Adviser Mid Cap Growth Fund gained, returning 14.82% for its I Shares and 14.33% for its C Shares. By comparison the Fund's benchmarks, the Russell Midcap Growth Index and the S&P Midcap 400 Index, returned 14.79% and 17.83%, respectively.

While the Fund performed roughly in line with the Indices, there were certain areas of the market in which our investments excelled by comparison. For example, the Fund benefited from the strong results posted by a number of its hotel, restaurant and leisure stocks, and also from its exposure to the solid-performing energy sector. On the opposite side of the ledger, however, were select retail and media holdings, which held back the Fund's relative performance.

Strategy in This Environment

During the period, I attempted to preserve and grow shareholder capital by continuing to run a balanced and flat portfolio. I feel strongly that there can be exciting growth opportunities in every area of the market. Innovative companies with visionary management teams find ways to grow with high returns on capital, and I want exposure to those companies regardless of what industry they happen to be in.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                             July 31, 2004         July 31, 2003
Berkshire Hathaway, Inc. -
 Class B                                          3.2%                  2.7%
Lamar Advertising Co.                             3.1%                  2.5%
Kinder Morgan, Inc.                               2.7%                  2.9%
Ball Corp.                                        2.5%                  1.8%
Starwood Hotels &
 Resorts Worldwide, Inc.                          2.4%                  1.2%
EOG Resources, Inc.                               2.2%                  1.6%
Murphy Oil Corp.                                  2.1%                  1.4%
Apollo Group, Inc. - Class A                      2.0%                  1.7%
Dean Foods Co.                                    1.9%                  1.5%
Marvell Technology Group, Ltd.                    1.9%                  1.4%

Portfolio Composition

Approximately 96.5% of the Fund's total net assets were invested in equities as of July 31, 2004, the majority of which were mid-cap growth stocks. On the same date, the Fund held a rather modest 3.5% cash position, reflecting my optimism that many compelling investment ideas currently exist in the market. At the same time, it leaves me with enough cash on hand to take advantage of additional opportunities as they arise. The Fund's top 10 equity holdings accounted for 24.0% of its total net assets as of July 31, 2004.

Standouts included oil, medical instruments and financial companies

The Fund's strong performers spanned a variety of industries. Two energy companies - EOG Resources and Murphy Oil - turned in particularly impressive results, boosted by high natural gas rates and oil prices. Primarily focused on natural gas, EOG especially benefited as the commodity's price skipped its traditional seasonal decline. Additionally, a discovery of significant reserves at the company's Barnett Shale field in Texas exceeded expectations. With regard to Murphy Oil, in addition to the obvious upside of persistently elevated oil prices, Murphy tapped a new field off the shore of Malaysia that appears to have the potential to substantially increase the company's reserves.


14  Janus Adviser Series  July 31, 2004

(unaudited)

Medical device developer St. Jude Medical was another strong performer. With a new implantable cardioverter defibrillator ("ICD") on the market in the second half of 2004, I believe the company should benefit from a recently released influential study that showed how ICDs are more effective than drugs in treating chronic heart failure patients.

Also moving ahead during the period was private mortgage insurer MGIC Investment Corp. Providing a tailwind for the stock were a strong fourth-quarter earnings report for the company, an improved credit outlook and a decline in delinquencies and foreclosures. I believe a drop in loan loss reserves will have a positive effect on MGIC's profit margins and net income in 2004.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                  Janus Adviser             Russell Midcap
                               Mid Cap Growth Fund           Growth Index
                               -------------------          --------------
Oil Companies -
 Exploration and Production           4.3%                      1.1%
Electronic Components -
 Semiconductors                       4.0%                      3.9%
Medical Instruments                   3.2%                      0.7%
Reinsurance                           3.2%                      0.0%
Fiduciary Banks                       3.1%                      0.4%

Weak performers included select semiconductor and pharmaceutical stocks

Laggards during the period included KLA-Tencor and Novellus Systems, two capital equipment manufacturers serving the semiconductor market. Both sold off on worries about chip demand and any residual effects on capital equipment purchases. Believing that we're in the early stages of a tech spending rebound, I remained invested in these two companies, although I reduced the Fund's exposure to both.

I also trimmed our position in drug maker Barr Pharmaceuticals. Barr sagged as concerns about competitive pressures and generic challenges expanded in the oral contraceptive market, where it offers a platform of products. I believe most of the potential bad news is currently priced into the stock and therefore felt comfortable maintaining a smaller position.

Investment Strategy and Outlook

Going forward, I think there are legitimate concerns about how high interest rates will rise. Yet it's important to note that we've enjoyed historically low rates for a lengthy stretch, and while they're bound to go up, I believe the absolute level should remain quite low. Accordingly, it's fair to surmise that a modest increase might not be as crushing to the economy as some have worried.

As for the Fund, I continue to believe that the best approach is investing in a broad assortment of names across a wide spectrum of industries. Our team of analysts deserves tremendous credit for their depth of research on both existing and new positions. Their creative thinking has driven the strong performance of the Fund.

Thank you for your investment in Janus Adviser Mid Cap Growth Fund.


                                         Janus Adviser Series  July 31, 2004  15

Janus Adviser Mid Cap Growth Fund (unaudited)

================================================================================
                        Initial investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

              Janus Adviser Midcap Growth   Russell Midcap        S&P MidCap 400
                   Fund - I Shares           Growth Index             Index
              ---------------------------   --------------        --------------
 9/13/1993*              $10,000               $10,000               $10,000
 9/30/1993               $10,774               $10,120               $10,204
10/31/1993               $11,390               $10,283               $10,237
11/30/1993               $11,332               $10,044               $10,011
12/31/1993               $11,681               $10,447               $10,476
 1/31/1994               $11,656               $10,716               $10,719
 2/28/1994               $11,594               $10,624               $10,567
 3/31/1994               $11,161               $10,123               $10,077
 4/30/1994               $10,714               $10,098               $10,152
 5/31/1994               $11,077               $10,113               $10,056
 6/30/1994               $11,005               $ 9,678               $ 9,710
 7/31/1994               $11,743               $ 9,946               $10,039
 8/31/1994               $12,602               $10,539               $10,564
 9/30/1994               $12,849               $10,365               $10,367
10/31/1994               $13,743               $10,545               $10,481
11/30/1994               $13,008               $10,080               $10,008
12/31/1994               $13,547               $10,221               $10,100
 1/31/1995               $13,511               $10,344               $10,205
 2/28/1995               $13,818               $10,894               $10,740
 3/31/1995               $13,627               $11,326               $10,927
 4/30/1995               $13,352               $11,421               $11,146
 5/31/1995               $13,502               $11,703               $11,415
 6/30/1995               $14,398               $12,235               $11,880
 7/31/1995               $15,308               $13,005               $12,499
 8/31/1995               $15,623               $13,148               $12,730
 9/30/1995               $16,324               $13,440               $13,039
10/31/1995               $15,979               $13,101               $12,704
11/30/1995               $16,325               $13,686               $13,258
12/31/1995               $17,188               $13,694               $13,225
 1/31/1996               $17,011               $13,935               $13,417
 2/29/1996               $17,652               $14,463               $13,873
 3/31/1996               $18,809               $14,577               $14,039
 4/30/1996               $19,084               $15,281               $14,468
 5/31/1996               $19,592               $15,593               $14,664
 6/30/1996               $19,177               $15,122               $14,444
 7/31/1996               $17,074               $13,948               $13,467
 8/31/1996               $18,075               $14,702               $14,243
 9/30/1996               $19,018               $15,635               $14,864
10/31/1996               $18,635               $15,452               $14,908
11/30/1996               $18,853               $16,362               $15,747
12/31/1996               $18,435               $16,087               $15,765
 1/31/1997               $17,890               $16,799               $16,357
 2/28/1997               $17,516               $16,429               $16,222
 3/31/1997               $16,081               $15,500               $15,530
 4/30/1997               $16,213               $15,880               $15,933
 5/31/1997               $17,943               $17,303               $17,326
 6/30/1997               $18,818               $17,782               $17,813
 7/31/1997               $18,919               $19,484               $19,577
 8/31/1997               $18,939               $19,294               $19,553
 9/30/1997               $20,256               $20,270               $20,677
10/31/1997               $19,532               $19,255               $19,777
11/30/1997               $19,884               $19,458               $20,070
12/31/1997               $20,608               $19,713               $20,849
 1/31/1998               $20,216               $19,358               $20,453
 2/28/1998               $21,875               $21,178               $22,147
 3/31/1998               $23,062               $22,066               $23,146
 4/30/1998               $23,223               $22,366               $23,568
 5/31/1998               $22,217               $21,446               $22,508
 6/30/1998               $24,108               $22,052               $22,650
 7/31/1998               $23,505               $21,108               $21,771
 8/31/1998               $18,697               $17,079               $17,719
 9/30/1998               $20,477               $18,371               $19,373
10/31/1998               $21,976               $19,724               $21,104
11/30/1998               $23,625               $21,054               $22,157
12/31/1998               $27,528               $23,235               $24,834
 1/31/1999               $29,731               $23,931               $23,868
 2/28/1999               $28,514               $22,761               $22,618
 3/31/1999               $32,295               $24,029               $23,250
 4/30/1999               $34,538               $25,123               $25,084
 5/31/1999               $34,045               $24,800               $25,192
 6/30/1999               $35,905               $26,532               $26,541
 7/31/1999               $35,370               $25,687               $25,977
 8/31/1999               $37,278               $25,420               $25,087
 9/30/1999               $38,798               $25,203               $24,312
10/31/1999               $44,816               $27,152               $25,551
11/30/1999               $49,722               $29,964               $26,892
12/31/1999               $61,757               $35,152               $28,490
 1/31/2000               $63,381               $35,145               $27,688
 2/29/2000               $77,314               $42,534               $29,626
 3/31/2000               $67,984               $42,578               $32,105
 4/30/2000               $59,293               $38,445               $30,984
 5/31/2000               $53,842               $35,642               $30,598
 6/30/2000               $62,539               $39,424               $31,047
 7/31/2000               $59,799               $36,928               $31,538
 8/31/2000               $67,159               $42,497               $35,059
 9/30/2000               $61,330               $40,419               $34,819
10/31/2000               $53,676               $37,653               $33,638
11/30/2000               $39,898               $29,471               $31,099
12/31/2000               $41,381               $31,022               $33,478
 1/31/2001               $44,066               $32,795               $34,224
 2/28/2001               $34,292               $27,122               $32,270
 3/31/2001               $28,286               $23,240               $29,871
 4/30/2001               $32,549               $27,114               $33,167
 5/31/2001               $32,172               $26,987               $33,939
 6/30/2001               $30,748               $27,001               $33,802
 7/31/2001               $29,087               $25,180               $33,298
 8/31/2001               $26,508               $23,355               $32,209
 9/30/2001               $22,304               $19,495               $28,203
10/31/2001               $23,541               $21,544               $29,450
11/30/2001               $25,024               $23,864               $31,641
12/31/2001               $25,236               $24,771               $33,276
 1/31/2002               $23,081               $23,967               $33,103
 2/28/2002               $21,939               $22,608               $33,144
 3/31/2002               $23,011               $24,333               $35,513
 4/30/2002               $22,528               $23,045               $35,347
 5/31/2002               $21,915               $22,358               $34,751
 6/30/2002               $20,432               $19,890               $32,207
 7/31/2002               $18,677               $17,958               $29,085
 8/31/2002               $18,618               $17,895               $29,234
 9/30/2002               $17,841               $16,474               $26,879
10/31/2002               $18,288               $17,750               $28,043
11/30/2002               $19,054               $19,139               $29,666
12/31/2002               $18,241               $17,982               $28,447
 1/31/2003               $18,053               $17,806               $27,615
 2/28/2003               $17,912               $17,651               $26,958
 3/31/2003               $18,194               $17,980               $27,185
 4/30/2003               $19,336               $19,204               $29,158
 5/31/2003               $20,750               $21,052               $31,575
 6/30/2003               $21,115               $21,352               $31,977
 7/31/2003               $21,609               $22,115               $33,112
 8/31/2003               $22,563               $23,333               $34,614
 9/30/2003               $22,033               $22,880               $34,084
10/31/2003               $23,588               $24,724               $36,662
11/30/2003               $24,059               $25,386               $37,939
12/31/2003               $24,518               $25,663               $38,579
 1/31/2004               $24,930               $26,510               $39,415
 2/29/2004               $25,401               $26,955               $40,362
 3/31/2004               $25,707               $26,904               $40,533
 4/30/2004               $25,307               $26,144               $39,203
 5/31/2004               $25,908               $26,761               $40,016
 6/30/2004               $26,649               $27,187               $40,927
 7/31/2004               $24,812               $25,387               $39,017

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------

                                 Calendar         One             Five           Ten           Since
                               Year-to-Date       Year            Year           Year        Inception*
-------------------------------------------------------------------------------------------------------
Janus Adviser Mid Cap
Growth Fund - I Shares             1.20%         14.82%          (6.85)%         7.77%           8.71%
-------------------------------------------------------------------------------------------------------
Janus Adviser Mid Cap
Growth Fund -
C Shares at NAV                    0.96%         14.33%          (7.41)%         7.23%           8.13%
-------------------------------------------------------------------------------------------------------
Janus Adviser Mid Cap
Growth Fund -
C Shares at MOP                   (1.05)%        12.03%          (7.60)%         7.12%           8.03%
-------------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index                      (1.08)%        14.79%          (0.23)%         9.82%           8.94%
-------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index               1.13%         17.83%           8.48%         14.54%          13.33%
-------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns
for Mid-Cap Growth Funds            N/A         52/482           228/251          N/A             N/A
-------------------------------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C Shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                     Beginning Account Value            Ending Account Value            Expenses Paid During Period
Expense Example - I Shares                  (2/1/04)                         (7/31/04)                      (2/1/04-7/31/04) *
-----------------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                           $995.30                             $5.75
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                         $1,019.10                             $5.82
-----------------------------------------------------------------------------------------------------------------------------------

                                     Beginning Account Value            Ending Account Value            Expenses Paid During Period
Expense Example - C Shares                  (2/1/04)                         (7/31/04)                      (2/1/04-7/31/04) *
-----------------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                           $993.40                             $8.23
-----------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                         $1,016.61                             $8.32
-----------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.16% for I Shares and 1.66% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


16  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 96.5%
Advertising Agencies - 0.6%
          49,570  Interpublic Group of Companies, Inc.* ...........$    634,000
Advertising Sales - 3.1%
          77,372  Lamar Advertising Co.* ..........................   3,111,128
Airlines - 0.9%
          28,925  Ryanair Holdings PLC (ADR)*,# ...................     905,642
Applications Software - 0.2%
          10,430  Citrix Systems, Inc.* ...........................     183,777
Athletic Footwear - 0.9%
           3,876  Puma A.G. Rudolf Dassler Sport ..................     913,702
Audio and Video Products - 1.8%
          20,760  Harman International Industries, Inc ............   1,779,755
Automotive - Truck Parts and Equipment - Original - 0.9%
          16,655  Lear Corp .......................................     918,190
Building - Residential and Commercial - 1.3%
           2,920  NVR, Inc.*,# ....................................   1,360,720
Building Products - Air and Heating - 1.0%
          28,110  American Standard Companies, Inc.* ..............   1,065,088
Cable Television - 1.4%
          52,620  EchoStar Communications Corp. - Class A* ........   1,458,626
Cellular Telecommunications - 1.1%
          71,710  Nextel Partners, Inc. - Class A*,# ..............   1,152,380
Commercial Banks - 0.5%
           3,770  M&T Bank Corp ...................................     351,477
           4,570  UCBH Holdings, Inc.# ............................     178,641
                                                                        530,118
Commercial Services - 0.2%
           5,362  Iron Mountain, Inc.*,# ..........................     173,032
Commercial Services - Finance - 3.0%
          32,305  Jackson Hewitt Tax Service, Inc.*,# .............     562,107
          17,015  Moody's Corp ....................................   1,158,722
          44,417  Paychex, Inc ....................................   1,364,046
                                                                      3,084,875
Computer Services - 0.5%
          10,635  Affiliated Computer Services, Inc. - Class A* ...     551,957
Computers - 1.0%
          31,145  Apple Computer, Inc.* ...........................   1,007,229
Computers - Integrated Systems - 0.3%
           9,029  National Instruments Corp.# .....................     262,292
Containers - Metal and Glass - 2.5%
          35,560  Ball Corp .......................................   2,566,721
Cruise Lines - 0.3%
           6,405  Royal Caribbean Cruises, Ltd.
                   (New York Shares)# .............................     273,814
Disposable Medical Products - 1.0%
          17,660  C.R. Bard, Inc ..................................     974,832
Distribution/Wholesale - 0.3%
           5,195  CDW Corp ........................................     334,039
Diversified Operations - 0.6%
          20,595  Pentair, Inc ....................................     645,035
Diversified Operations-Commercial Services - 1.4%
          64,055  Cendant Corp ....................................   1,465,578
E-Commerce/Services - 0.4%
           4,850  eBay, Inc.* .....................................     379,901
Electric Products - Miscellaneous - 1.4%
          46,185  AMETEK, Inc .....................................   1,424,345
Electronic Components - Miscellaneous - 0.9%
          71,740  Flextronics International, Ltd.
                   (New York Shares)* .............................     901,772
Electronic Components - Semiconductors - 4.0%
         89,545  Advanced Micro Devices, Inc.*,# ..................   1,118,416
         41,000  ATI Technologies, Inc. (New York Shares)* ........     660,100
         11,355  International Rectifier Corp.*,# .................     445,116
         36,155  Intersil Corp. - Class A .........................     664,167
         22,995  LSI Logic Corp.*,# ...............................     117,045
          2,875  Microchip Technology, Inc ........................      83,289
         48,475  National Semiconductor Corp.* ....................     831,346
                                                                      3,919,479
Electronic Design Automation - 1.0%
         45,610  Cadence Design Systems, Inc.* ....................     614,367
         16,290  Synopsys, Inc.* ..................................     411,974
                                                                      1,026,341
Enterprise Software/Services - 0.4%
         28,665  BMC Software, Inc.* ..............................     449,467
Entertainment Software - 1.6%
         33,040  Electronic Arts, Inc.* ...........................   1,656,295
Fiduciary Banks - 3.1%
         29,565  Investors Financial Services Corp.# ..............   1,350,529
         44,995  Northern Trust Corp ..............................   1,805,649
                                                                      3,156,178
Finance - Commercial - 0.7%
         31,470  CapitalSource, Inc.*,# ...........................     680,381
Finance - Other Services - 0.6%
          4,825  Chicago Mercantile Exchange Holdings, Inc.# ......     605,538
Financial Guarantee Insurance - 1.2%
         16,675  MGIC Investment Corp .............................   1,183,925
Food - Dairy Products - 1.9%
         53,360  Dean Foods Co.* ..................................   1,973,253
Hospital Beds and Equipment - 0.6%
         13,300  Kinetic Concepts, Inc.* ..........................     597,436
Hotels and Motels - 2.9%
         10,960  Marriott International, Inc. - Class A ...........     534,848
         54,300  Starwood Hotels & Resorts Worldwide, Inc .........   2,443,500
                                                                      2,978,348
Human Resources - 3.0%
         32,730  Manpower, Inc ....................................   1,425,392
         59,065  Robert Half International, Inc ...................   1,643,188
                                                                      3,068,580
Independent Power Producer - 1.0%
         98,435  Reliant Energy, Inc.* ............................     972,538
Industrial Automation and Robotics - 0.4%
         10,190  Rockwell Automation, Inc .........................     381,208
Internet Security - 0.6%
         30,180  Check Point Software Technologies, Ltd.
                  (New York Shares)* ..............................     600,280
Investment Management and Advisory Services - 1.7%
         36,520  T. Rowe Price Group, Inc.# .......................   1,687,954
Leisure and Recreation Products - 0.4%
          9,950  Brunswick Corp ...................................     388,349
Medical - Biomedical and Genetic - 2.6%
         25,030  Celgene Corp.* ...................................   1,334,850
         24,405  Invitrogen Corp.*,# ..............................   1,280,774
                                                                      2,615,624
Medical - Drugs - 1.6%
         13,440  Elan Corporation PLC (ADR)*,# ....................     276,192
          7,356  Merck KGaA .......................................     412,524
         21,805  Pharmion Corp.* ..................................     978,608
                                                                      1,667,324

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  17

Janus Adviser Mid Cap Growth Fund

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Medical - Generic Drugs - 0.4%
          13,075  Barr Pharmaceuticals, Inc.* .....................$    449,126
Medical - HMO - 1.0%
          18,952  Conventry Health Care, Inc.* ....................     968,637
Medical Instruments - 3.2%
          45,975  Apogent Technologies, Inc.* .....................   1,494,188
          26,095  St. Jude Medical, Inc.* .........................   1,777,851
                                                                      3,272,039
Medical Products - 1.1%
          12,707  INAMED Corp.* ...................................     688,465
           5,690  Varian Medical Systems, Inc.* ...................     392,667
                                                                      1,081,132
Miscellaneous Manufacturing - 1.1%
         514,346  FKI PLC .........................................   1,131,726
Multi-Line Insurance - 0.7%
          30,650  Assurant, Inc ...................................     747,860
Office Furnishings - Original - 0.1%
           2,440  Herman Miller, Inc.# ............................      65,392
Oil Companies - Exploration and Production - 4.3%
          34,240  EOG Resources, Inc ..............................   2,175,951
          27,565  Murphy Oil Corp .................................   2,131,877
                                                                      4,307,828
Optical Supplies - 0.5%
           6,970  Alcon, Inc. (New York Shares) ...................     533,902
Pharmacy Services - 0.3%
           9,895  Omnicare, Inc ...................................     279,732
Pipelines - 2.7%
          45,365  Kinder Morgan, Inc ..............................   2,722,354
Property and Casualty Insurance - 0.8%
          18,850  W. R. Berkley Corp ..............................     771,719
Publishing - Newspapers - 0.5%
           7,505  McClatchy Co. - Class A .........................     517,470
Publishing - Periodicals - 0.5%
          44,885  Playboy Enterprises, Inc. - Class B* ............     500,917
Recreational Vehicles - 0.8%
          17,190  Polaris Industries, Inc.# .......................     821,682
Reinsurance - 3.2%
           1,128  Berkshire Hathaway, Inc. - Class B* .............   3,264,431
Respiratory Products - 0.3%
           6,130  Respironics, Inc.* ..............................     341,564
Retail - Auto Parts - 0.9%
          17,535  Advance Auto Parts, Inc.* .......................     650,899
           3,875  AutoZone, Inc.* .................................     299,150
                                                                        950,049
Retail - Discount - 0.4%
          24,110  Fred's, Inc .....................................     435,186
Retail - Office Supplies - 1.4%
          50,310  Staples, Inc ....................................   1,452,953
Retail - Restaurants - 1.3%
          12,850  Outback Steakhouse, Inc .........................     521,839
          20,265  Yum! Brands, Inc ................................     777,973
                                                                      1,299,812
Schools - 2.5%
          23,967  Apollo Group, Inc. - Class A* ...................   2,002,443
           5,650  Strayer Education, Inc.# ........................     550,423
                                                                      2,552,866
Semiconductor Components/Integrated Circuits - 1.9%
          84,090  Marvell Technology Group, Ltd.* .................   1,952,570
Semiconductor Equipment - 1.4%
          19,035  KLA-Tencor Corp.* ...............................     784,432
          22,425  Novellus Systems, Inc.* .........................     605,475
                                                                      1,389,907
Telecommunication Equipment - 1.1%
          16,530  Harris Corp .....................................     784,845
          15,735  UTStarcom, Inc.*,# ..............................     287,321
                                                                      1,072,166
Telecommunication Services - 0.8%
          36,960  Amdocs, Ltd. (New York Shares)* .................     802,032
Television - 1.0%
          35,269  Univision Communications, Inc. - Class A* .......   1,021,743
Textile-Home Furnishings - 0.9%
          12,470  Mohawk Industries, Inc.*,# ......................     917,044
Therapeutics - 1.8%
          14,610  MGI Pharma, Inc.* ...............................     409,226
          30,255  Neurocrine Biosciences, Inc.* ...................   1,408,975
                                                                      1,818,201
Toys - 0.8%
          65,170  Marvel Enterprises, Inc.* .......................     850,469
Transportation - Railroad - 0.8%
          18,830  Canadian National Railway Co.
                   (New York Shares) ..............................     847,915
Transportation - Services - 1.2%
          12,595  C.H. Robinson Worldwide, Inc.# ..................     550,779
          13,410  Expeditors International of Washington, Inc.# ...     622,358
                                                                      1,173,137
-------------------------------------------------------------------------------
Total Common Stock (cost $75,699,144) .............................  97,980,607
-------------------------------------------------------------------------------
Other Securities - 10.3%
      10,429,795  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $10,429,795) ............  10,429,795
-------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 3.3%
                  Fannie Mae
      $3,300,000    1.28%, 8/2/04 (amortized cost $3,299,883) .....   3,299,883
-------------------------------------------------------------------------------
Total Investments (total cost $89,428,822) - 110.1% ............... 111,710,285
-------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (10.1)% .. (10,215,615)
-------------------------------------------------------------------------------
Net Assets - 100% .................................................$101,494,670
-------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                    Market Value              % of Investment Securities
-------------------------------------------------------------------------------
Bermuda                    $  1,952,570                                    1.7%
Canada                        1,508,015                                    1.3%
Germany                       1,326,226                                    1.2%
Ireland                       1,181,834                                    1.1%
Israel                          600,280                                    0.5%
Liberia                         273,814                                    0.2%
Singapore                       901,772                                    0.8%
Switzerland                     533,902                                    0.5%
United Kingdom                1,933,758                                    1.7%
United States++             101,498,114                                   91.0%
-------------------------------------------------------------------------------
Total                      $111,710,285                                  100.0%

++Includes Short-Term Securities (78.6% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


18  Janus Adviser Series  July 31, 2004

Janus Adviser Growth and Income Fund (unaudited)

--------------------------------------------------------------------------------
Fund Strategy

Janus Adviser Growth and Income Fund brings a more conservative approach to growth investing, focusing primarily on a diversified portfolio of large, well-established companies while at the same time reserving a portion of assets to invest in securities believed to have income potential.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Minyoung Sohn
                                                               portfolio manager

Performance Overview

As the economy continued to grow, investors gained confidence and bid equities higher during the 12 months ended July 31, 2004. Janus Adviser Growth and Income Fund also gained, yet underperformed its benchmark during this period, returning 8.84% for its I Shares and 8.22% for its C Shares, while its benchmark, the S&P 500(R) Index, returned 13.17%.

The Fund's underperformance is due in large part to its substantial weighting in the media industry, which was an area of weakness during the period. By comparison, the Index had a much more modest position in media and thereby sidestepped much of the decline. Also holding back performance were the negative returns posted by a handful of the Fund's semiconductors and semiconductor equipment stocks. To our benefit, however, was a relatively small position versus the Index in pharmaceutical and biotechnology stocks, which, as a group, produced lackluster returns, and strong stock selection in the healthcare equipment and services industry.

Strategy in This Environment

Given that I assumed management of the Fund in early 2004, I'd like to take this opportunity to remind shareholders of my investment strategy, which remains unchanged from period to period. Two-thirds of the Fund is generally comprised of what I consider core, long-term growth holdings. These are companies within industries that are showing top-line growth potential in terms of pricing or volume growth. More importantly, they are companies that I believe enjoy a sustained competitive advantage, which allows them to earn better returns over time, versus their peers. The other third of the Fund is made up of what I refer to as "special situations" - turnaround stories where we've identified a single catalyst for growth. We find many of these turnaround stories in the volatile, yet often rewarding, technology sector.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                             July 31, 2004         July 31, 2003
Tyco International, Ltd.
 (New York Shares)                                5.2%                  0.6%
Exxon Mobil Corp.                                 3.7%                  3.2%
Citigroup, Inc.                                   3.5%                  4.4%
Roche Holding A.G.                                2.8%                  1.5%
Microsoft Corp.                                   2.8%                  3.2%
UnitedHealth Group, Inc.                          2.5%                  0.9%
Maxim Integrated Products, Inc.                   2.2%                  1.7%
Cisco Systems, Inc.                               2.2%                  1.4%
Caremark Rx, Inc.                                 2.1%                  0.9%
Procter & Gamble Co.                              2.0%                  1.7%

Portfolio Composition

Approximately 97.9% of the Fund's total net assets were invested in equities as of July 31, 2004, nearly all of which were large-cap companies. At the same time, we held 0.9% in fixed-income securities. The Fund's cash position was 1.2% on this date and its top 10 equity holdings accounted for 29.0% of total net assets.

Strong performers included diversified manufacturers, oil, medical and semiconductor stocks

The Fund's largest holding during the period was also its strongest contributor to absolute performance: Tyco International. This diversified manufacturer has operations in healthcare, electronics, fire and security and engineered products. I believe Tyco will continue to drive improvement across all its businesses and am encouraged by several areas of opportunity identified by our research team. On an operating earnings base of $5 billion this year, Tyco has several billion dollar opportunities. Coordinated sourcing, or buying supplies as "one Tyco," could save $1 billion annually. Six sigma operational initiatives could potentially drive an additional $1 billion per year. Efforts to decrease working capital could free up another $1 billion in cash. With this level of free cash flow, I believe the company is in position to significantly reduce its outstanding debt, institute a significant dividend increase, and consider repurchasing stock.


                                         Janus Adviser Series  July 31, 2004  19

Janus Adviser Growth and Income Fund (unaudited)

Another strong performer was Exxon Mobil, the world's largest independent oil and gas producer. Exxon's upstream production business benefited from high oil prices during the period. From 1998-2002, Exxon delivered over $5 per barrel in net income (averaging $2.5 billion per quarter) with return on capital ranging from 13-15% when oil prices ranged from the low teens to the mid-20s. In 2003, Exxon's upstream business earned a stunning $14.5 billion. With a 30% return on capital on mid-$30s oil - earnings this year should be just as robust. The company also has a powerful, AAA-rated balance sheet.

The Fund's investments in select HMO companies also boosted performance. One standout was Aetna. HMOs are important holdings in the Fund (we also own UnitedHealth Group) because we believe their earnings outlook should benefit from several important trends: (1) membership is growing (2) pricing appears to be firm and (3) medical loss ratios are under control. Aetna also recently began a five-year initiative with IBM to upgrade and integrate its IT systems. We feel the simplification of these back-end systems should provide cost savings opportunities as well as improve customer service.

Maxim Integrated Products was among the Fund's top-performing semiconductor stocks. The company enjoyed strong demand for its analog and mixed-signal chips during the period and continued to distinguish itself from competitors by a diverse product line.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                      Janus Adviser
                                  Growth and Income Fund        S&P 500(R) Index
                                  ----------------------        ----------------
Diversified Operations                   11.0%                        5.9%
Finance - Investment
 Bankers/Brokers                          5.8%                        5.3%
Oil Companies - Integrated                5.1%                        4.8%
Medical - HMO                             4.0%                        0.8%
Semiconductor Components/
 Integrated Circuits                      3.9%                        0.4%

Weak performers included select financial holdings and media stocks

While the Fund's financial-related stocks turned in mixed results, one notable underperformer was JP Morgan Chase, which recently came under pressure after rival Citigroup agreed to pay nearly $3 billion to settle a class action suit stemming from its oversight of bankrupt telecom giant WorldCom. This news drew attention to JP Morgan's own pending litigation in the matter, and the potential impact on its near-term profitability. I believe the company's growth potential remains strong and that its merger with Bank One is a positive catalyst and therefore added to the Fund's position when the stock declined.

The Fund also suffered a blow from its media stocks, particularly Viacom and Clear Channel Communications. Advertising demand has not yet rebounded either as quickly or as consistently as expected, negatively impacting these two important holdings. I believe both companies are attractively valued and will ultimately benefit as the economy continues to improve and consequently used weakness in their stock prices to increase the Fund's position in both stocks.

Investment Strategy and Outlook

In my opinion, the economic environment remains favorable for the market. Real GDP is on pace to grow 4% this year with another 3-4% gain likely for 2005. Employment growth is strong with nearly 1.5 million jobs created through June, and with companies indicating strong hiring trends, 2.5 million total new jobs looks increasingly achievable for the year. These employment gains and personal income growth are sustaining consumer spending. Corporate profitability has also been robust with earnings up 20%, driving corporate balance sheets to their strongest levels in nearly 30 years.

That said, every quarter will have its share of winners and losers - some stocks will perform above the portfolio average and some will fall below it. My objective is to find more winners than losers and to seek the best risk and reward opportunities for the Fund.

Thank you for your investment in Janus Adviser Growth and Income Fund.


20  Janus Adviser Series  July 31, 2004

(unaudited)

================================================================================
                        Initial investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

                      Janus Adviser Growth and
                          Income - I Shares         S&P 500(R) Index
                      ------------------------      ----------------

  5/1/1998*                   $10,000                    $10,000
 5/31/1998                    $ 9,860                    $ 9,747
06/30/1998                    $10,550                    $10,143
07/31/1998                    $10,700                    $10,035
08/31/1998                    $ 9,130                    $ 8,584
09/30/1998                    $ 9,750                    $ 9,134
10/31/1998                    $10,120                    $ 9,877
11/30/1998                    $10,700                    $10,476
12/31/1998                    $11,940                    $11,079
01/31/1999                    $12,930                    $11,542
02/28/1999                    $12,570                    $11,184
03/31/1999                    $13,640                    $11,631
04/30/1999                    $13,910                    $12,082
05/31/1999                    $13,760                    $11,796
06/30/1999                    $14,360                    $12,451
07/31/1999                    $14,220                    $12,062
08/31/1999                    $14,290                    $12,003
09/30/1999                    $14,960                    $11,674
10/31/1999                    $16,600                    $12,412
11/30/1999                    $18,090                    $12,665
12/31/1999                    $20,680                    $13,410
01/31/2000                    $20,170                    $12,737
02/29/2000                    $22,040                    $12,496
03/31/2000                    $21,930                    $13,718
04/30/2000                    $20,410                    $13,305
05/31/2000                    $19,060                    $13,032
06/30/2000                    $19,881                    $13,354
07/31/2000                    $19,620                    $13,145
08/31/2000                    $20,698                    $13,961
09/30/2000                    $19,650                    $13,224
10/31/2000                    $19,152                    $13,168
11/30/2000                    $17,289                    $12,130
12/31/2000                    $17,495                    $12,190
01/31/2001                    $17,974                    $12,622
02/28/2001                    $16,353                    $11,471
03/31/2001                    $15,497                    $10,744
04/30/2001                    $16,711                    $11,579
05/31/2001                    $16,690                    $11,657
06/30/2001                    $16,354                    $11,373
07/31/2001                    $15,905                    $11,261
08/31/2001                    $15,333                    $10,556
09/30/2001                    $14,373                    $ 9,704
10/31/2001                    $14,609                    $ 9,889
11/30/2001                    $15,058                    $10,647
12/31/2001                    $15,252                    $10,741
01/31/2002                    $14,761                    $10,584
02/28/2002                    $14,730                    $10,380
03/31/2002                    $15,273                    $10,770
04/30/2002                    $14,669                    $10,117
05/31/2002                    $14,628                    $10,043
06/30/2002                    $13,851                    $ 9,327
07/31/2002                    $12,786                    $ 8,600
08/31/2002                    $12,766                    $ 8,657
09/30/2002                    $11,732                    $ 7,716
10/31/2002                    $12,428                    $ 8,395
11/30/2002                    $12,920                    $ 8,889
12/31/2002                    $12,285                    $ 8,367
01/31/2003                    $12,059                    $ 8,148
02/28/2003                    $11,895                    $ 8,025
03/31/2003                    $12,083                    $ 8,103
04/30/2003                    $12,926                    $ 8,771
05/31/2003                    $13,368                    $ 9,233
06/30/2003                    $13,363                    $ 9,351
07/31/2003                    $13,630                    $ 9,516
08/31/2003                    $13,877                    $ 9,701
09/30/2003                    $13,565                    $ 9,598
10/31/2003                    $14,243                    $10,141
11/30/2003                    $14,542                    $10,230
12/31/2003                    $15,226                    $10,767
01/31/2004                    $15,401                    $10,965
 2/29/2004                    $15,525                    $11,117
 3/31/2004                    $15,442                    $10,949
 4/30/2004                    $15,020                    $10,777
 5/31/2004                    $15,257                    $10,925
 6/30/2004                    $15,405                    $11,138
 7/31/2004                    $14,691                    $10,769

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------

                                           Calendar              One           Five             Since
                                         Year-to-Date            Year          Year           Inception*
--------------------------------------------------------------------------------------------------------
Janus Adviser Growth and
Income Fund - I Shares                      (2.57)%             8.84%          0.85%            6.51%
--------------------------------------------------------------------------------------------------------
Janus Adviser Growth and
Income Fund - C Shares
at NAV                                      (2.88)%             8.22%          0.36%            6.08%
--------------------------------------------------------------------------------------------------------
Janus Adviser Growth and
Income Fund - C Shares
at MOP                                      (4.81)%             6.03%          0.16%            5.91%
--------------------------------------------------------------------------------------------------------
S&P 500(R) Index                             0.02%             13.17%         (2.24)%           1.19%
--------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Large-Cap Core Funds                          N/A             581/958         39/601            5/475
--------------------------------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C Shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - May 1, 1998
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                     Beginning Account Value           Ending Account Value        Expenses Paid During Period
Expense Example - I Shares                  (2/1/04)                         (7/31/04)                 (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                           $963.26                       $5.96
------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                         $1,018.80                       $6.12
------------------------------------------------------------------------------------------------------------------------------

                                     Beginning Account Value           Ending Account Value        Expenses Paid During Period
Expense Example - C Shares                  (2/1/04)                         (7/31/04)                 (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                           $960.24                       $8.38
------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                         $1,016.31                       $8.62
------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.22% for I Shares and 1.72% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective January 1, 2004, David Corkins is no longer the portfolio manager of Janus Adviser Growth and Income Fund, and Minyoung Sohn is now the portfolio manager.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                         Janus Adviser Series  July 31, 2004  21

Janus Adviser Growth and Income Fund

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 95.4%
Advertising Sales - 1.0%
          60,065  Lamar Advertising Co.* ..........................$  2,415,214
Applications Software - 2.8%
         229,340  Microsoft Corp ..................................   6,527,016
Audio and Video Products - 0.7%
          19,165  Harman International Industries, Inc ............   1,643,015
Beverages - Non-Alcoholic - 1.5%
          71,221  PepsiCo, Inc ....................................   3,561,050
  Brewery - 0.5%
          20,602  Anheuser-Busch Companies, Inc ...................   1,069,244
Broadcast Services and Programming - 3.0%
         120,260  Clear Channel Communications, Inc ...............   4,293,282
         342,382  Liberty Media Corp. - Class A* ..................   2,903,399
                                                                      7,196,681
Building - Residential and Commercial - 0.5%
           2,325  NVR, Inc.*,# ....................................   1,083,450
Cable Television - 3.0%
         129,632  Comcast Corp. - Special Class A* ................   3,474,138
         105,904  Cox Communications, Inc. - Class A*,# ...........   2,920,832
          19,290  Liberty Media International, Inc. - Class A*,# ..     601,462
                                                                      6,996,432
Computers - 2.0%
          45,300  Dell, Inc.* .....................................   1,606,791
          37,050  IBM Corp ........................................   3,225,944
                                                                      4,832,735
Computers - Memory Devices - 0.4%
          36,780  SanDisk Corp.*,# ................................     894,490
Computers - Peripheral Equipment - 0.6%
          16,390  Lexmark International Group, Inc. - Class A* ....   1,450,515
Cosmetics and Toiletries - 2.6%
          37,170  International Flavors & Fragrances, Inc .........   1,358,192
          92,390  Procter & Gamble Co .............................   4,818,138
                                                                      6,176,330
Dental Supplies and Equipment - 0.5%
          67,179  Align Technology, Inc.*,# .......................   1,154,135
Diversified Operations - 11.0%
          39,655  3M Co ...........................................   3,265,986
         113,652  General Electric Co .............................   3,778,929
          76,535  Honeywell International, Inc ....................   2,878,481
          23,988  Louis Vuitton Moet Hennessy S.A.** ..............   1,637,515
         155,578  Smiths Group PLC ................................   2,065,244
         399,150  Tyco International, Ltd. (New York Shares) ......  12,373,651
                                                                     25,999,806
E-Commerce/Products - 0.4%
          24,900  Amazon.com, Inc.* ...............................     969,108
E-Commerce/Services - 0.2%
           7,395  eBay, Inc.* .....................................     579,250
Electric Products - Miscellaneous - 2.3%
           5,475  Samsung Electronics Company, Ltd ................   1,952,180
          19,400  Samsung Electronics Company, Ltd.
                   (144A)(GDR) ....................................   3,472,600
                                                                      5,424,780
Electronic Components - Semiconductors - 3.7%
         281,715  Advanced Micro Devices, Inc.*,# .................   3,518,620
          94,875  Freescale Semiconductor, Inc. - Class A*,# ......   1,332,994
         185,685  Texas Instruments, Inc ..........................   3,960,661
                                                                      8,812,275
Enterprise Software/Services - 1.8%
         118,295  Computer Associates International, Inc.# ........   2,985,765
         118,005  Oracle Corp.* ...................................   1,240,233
                                                                      4,225,998
Entertainment Software - 1.4%
          65,870  Electronic Arts, Inc.* ..........................   3,302,063
Finance - Credit Card - 0.9%
         146,475  Providian Financial Corp.*,# ....................   2,027,214
Finance - Investment Bankers/Brokers - 5.8%
         188,395  Citigroup, Inc ..................................   8,306,336
          34,575  Goldman Sachs Group, Inc ........................   3,049,169
          63,480  JPMorgan Chase & Co .............................   2,369,708
                                                                     13,725,213
Finance - Mortgage Loan Banker - 1.1%
          37,520  Countrywide Financial Corp ......................   2,705,192
Hotels and Motels - 3.1%
         104,983  Fairmont Hotels & Resorts, Inc.
                  (New York Shares)# ..............................   2,703,312
          39,965  Four Seasons Hotels, Inc ........................   2,425,476
          49,930  Starwood Hotels & Resorts Worldwide, Inc ........   2,246,850
                                                                      7,375,638
Industrial Automation and Robotics - 0.9%
          56,025  Rockwell Automation, Inc ........................   2,095,895
Medical - Biomedical and Genetic - 1.5%
          63,940  Amgen, Inc.* ....................................   3,636,907
Medical - Drugs - 3.7%
          67,120  Pfizer, Inc .....................................   2,145,155
          66,438  Roche Holding A.G.** ............................   6,569,279
                                                                      8,714,434
Medical - HMO - 4.0%
          42,070  Aetna, Inc ......................................   3,609,606
          92,565  UnitedHealth Group, Inc .........................   5,822,339
                                                                      9,431,945
Medical Instruments - 1.6%
          74,286  Medtronic, Inc ..................................   3,689,786
Multi-Line Insurance - 1.8%
          58,884  American International Group, Inc ...............   4,160,155
Multimedia - 3.6%
         263,615  Time Warner, Inc.* ..............................   4,389,190
          59,265  Viacom, Inc. - Class B ..........................   1,990,711
          91,850  Walt Disney Co ..................................   2,120,817
                                                                      8,500,718
Networking Products - 2.2%
         250,655  Cisco Systems, Inc.* ............................   5,228,663
Oil Companies - Exploration and Production - 1.4%
          73,517  EnCana Corp. (New York Shares) ..................   3,258,273
Oil Companies - Integrated - 4.2%
          17,957  ConocoPhillips ..................................   1,414,473
         186,285  Exxon Mobil Corp ................................   8,624,995
                                                                     10,039,468
Pharmacy Services - 3.0%
         162,965  Caremark Rx, Inc.* ..............................   4,970,433
          65,610  Medco Health Solutions, Inc.* ...................   1,987,983
                                                                      6,958,416
Pipelines - 0.7%
          28,935  Kinder Morgan, Inc ..............................   1,736,389
Reinsurance - 2.0%
           1,628  Berkshire Hathaway, Inc. - Class B* .............   4,711,432

See Notes to Schedules of Investments and Financial Statements


22  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Retail - Consumer Electronics - 1.1%
          52,915  Best Buy Company, Inc ...........................$  2,548,386
Retail - Pet Food and Supplies - 0.9%
          71,745  PETsMART, Inc.# .................................   2,224,812
Semiconductor Components/Integrated Circuits - 3.9%
         101,915  Linear Technology Corp ..........................   3,984,877
         109,781  Maxim Integrated Products, Inc ..................   5,280,466
                                                                      9,265,343
Soap and Cleaning Preparations - 0.4%
          36,991  Reckitt Benckiser PLC ...........................   1,011,683
Super-Regional Banks - 1.5%
         128,277  U.S. Bancorp ....................................   3,630,239
Television - 1.5%
         324,172  British Sky Broadcasting Group PLC ..............   3,563,463
Therapeutics - 0.4%
          21,360  Neurocrine Biosciences, Inc.* ...................     994,735
Tobacco - 0.6%
          29,335  Altria Group, Inc ...............................   1,396,346
Toys - 0.7%
         130,460  Marvel Enterprises, Inc.* .......................   1,702,503
Transportation - Railroad - 1.2%
          61,165  Canadian National Railway Co.
                  (New York Shares) ...............................   2,754,260
Web Portals/Internet Service Providers - 1.8%
         125,580  EarthLink, Inc.*,# ..............................   1,239,475
          99,995  Yahoo!, Inc.* ...................................   3,079,846
                                                                      4,319,321
-------------------------------------------------------------------------------
Total Common Stock (cost $201,566,123) ............................ 225,720,416
-------------------------------------------------------------------------------
Corporate Bonds - 0.9%
Advertising Sales - 0.1%
        $275,000  Lamar Advertising Co., 2.875%
                   convertible senior notes, due 12/31/10 .........     288,406
Cable Television - 0.7%
       1,500,000  Cox Communications, Inc., 7.125%
                   notes, due 10/1/12 .............................   1,654,208
Non-Hazardous Waste Disposal - 0.1%
         150,000  Allied Waste North America, Inc., 7.875%
                   senior notes, due 4/15/13 ......................     156,938
Toys - 0%
          30,000  Mattel, Inc., 6.125% notes, due 7/15/05 .........      30,720
-------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,950,888) ...........................   2,130,272
-------------------------------------------------------------------------------
Preferred Stock - 2.5%
Automotive - Cars and Light Trucks - 0.9%
          3,428  Porsche A.G.** ...................................   2,216,273
Non-Hazardous Waste Disposal - 0.1%
          6,500  Allied Waste Industries, Inc.
                  convertible, 6.25% ..............................     350,870
Oil Companies - Integrated - 0.9%
         26,750  Amerada Hess Corp., convertible, 7.00% ...........   2,019,625
Property and Casualty Insurance - 0.6%
         55,850  XL Capital, Ltd., convertible, 6.50% .............   1,335,932
-------------------------------------------------------------------------------
Total Preferred Stock (cost $4,696,546) ...........................   5,922,700
-------------------------------------------------------------------------------
Rights - 0%
Cable Television - 0%
          3,858  Liberty Media International, Inc. -
                  Class A* (cost $0) ..............................      23,187
-------------------------------------------------------------------------------
Other Securities - 4.3%
      1,613,561  Letter of Credit+ ................................   1,613,561
      8,443,001  State Street Navigator Securities Lending
                  Prime Portfolio+ ................................   8,443,001
-------------------------------------------------------------------------------
Total Other Securities (cost $10,056,562) .........................  10,056,562
-------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 0.8%
                 Fannie Mae
     $1,800,000    1.28%, 8/2/04 (amortized cost $1,799,936) ......   1,799,936
-------------------------------------------------------------------------------
Total Investments (total cost $220,070,055) - 103.9% .............. 245,653,073
-------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.9)% ...  (9,205,864)
-------------------------------------------------------------------------------
Net Assets - 100% .................................................$236,447,209
-------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                     Market Value             % of Investment Securities
-------------------------------------------------------------------------------
Bermuda                     $ 12,373,650                                   5.0%
Canada                        11,141,321                                   4.5%
Cayman Islands                 1,335,932                                   0.6%
France                         1,637,515                                   0.7%
Germany                        2,216,273                                   0.9%
South Korea                    5,424,780                                   2.2%
Switzerland                    6,569,279                                   2.7%
United Kingdom                 6,640,390                                   2.7%
United States++              198,313,933                                  80.7%
-------------------------------------------------------------------------------
Total                       $245,653,073                                 100.0%

++Includes Short-Term Securities (75.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2004

Currency Sold and                Currency             Currency        Unrealized
Settlement Date                Units Sold      Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/27/04                      900,000           $1,082,560         $  8,663
Swiss Franc 9/27/04             1,200,000              940,113            7,904
Swiss Franc 10/15/04            1,325,000            1,038,694          (17,893)
--------------------------------------------------------------------------------
Total                                               $3,061,367         $ (1,326)

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  23

Janus Adviser Core Equity Fund (unaudited)

--------------------------------------------------------------------------------
Fund Strategy

Janus Adviser Core Equity Fund seeks to outperform the market with less risk. This diversified fund generally owns stocks of larger, more established companies, focusing on consistent performers, growth opportunities and special situations while attempting to manage risk.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Karen L. Reidy
                                                               portfolio manager

Performance Overview

During the 12 months ended July 31, 2004, investors bid stock prices higher, encouraged by a strengthening economy and improved corporate profits. Janus Adviser Core Equity Fund gained during this period, returning 13.88% for its I Shares and 13.23% for its C Shares. By comparison the Fund's benchmark, the S&P 500(R) Index, returned 13.17%.

Helping the Fund to outperform the Index were several well-chosen stocks within the capital goods sector and the decision to maintain an overweight position in this solid-performing group versus the Index. Meanwhile, the Fund's relatively limited exposure to the weaker-performing pharmaceutical sector also worked to its advantage. Not all of our investment decisions were rewarded during the period, however. The Fund's energy weighting was slightly less than that of the Index, and because this was an area of strength in the market, we missed out on some of the gains. The Fund's performance was also held back by the weak results posted by a few of our technology hardware and equipment companies.

Strategy in This Environment

As I've communicated in the past, my investment philosophy is to focus on strong companies that I believe can perform over the long term, regardless of the economic environment. These include businesses that have ample free cash flow, dependable returns on capital and reasonable valuations. I also continued to emphasize investments in companies with higher than average revenue growth and/or economic sensitivity - a strategy that paid off in the form of Index-beating returns during the period.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                                July 31, 2004      July 31, 2003
Tyco International, Ltd.
 (New York Shares)                                   4.6%               2.0%
Roche Holding A.G.                                   3.8%               2.0%
Time Warner, Inc.                                    3.7%               1.9%
Freddie Mac                                          3.4%                --
Marriott International, Inc. -
 Class A                                             3.4%               1.7%
General Electric Co.                                 3.3%               2.2%
Exxon Mobil Corp.                                    2.9%               2.0%
Citigroup, Inc.                                      2.6%               3.0%
3M Co.                                               2.5%               2.5%
Motorola, Inc.                                       2.4%                --

Portfolio Composition

Approximately 94.6% of the Fund's total net assets were invested in equities as of July 31, 2004, the majority of which were large-cap growth stocks. On that date, the Fund held a rather modest 5.4% cash position. The Fund's top 10 equity holdings accounted for 32.6% of its total net assets as of July 31, 2004.

Standouts included diversified manufacturers, leisure stocks and oil companies

We continued to be interested in disciplined manufacturers capitalizing on rising orders and capacity utilization. The economic downturn of 2001-2002 led many of these companies to slash their cost structures, so when demand for their goods rebounded, their operating leverage improved. One strong performer in this group was Tyco International. Under the guidance of its new management team, Tyco has sought to put past scandals behind it while it refocuses on its business, streamlines its operations, pares down debt and seeks to expand in disciplined, strategic ways. These efforts helped the company improve its financial results during the period.

Our lodging stocks also continued to reward our confidence, benefiting from improved bookings and resurgence in business travel and tourism. Marriott International, in particular, emerged as a strong contributor. Because Marriott doesn't own its own properties, its earnings tend to lag during an industry upswing. But with its occupancy levels and room rates on the


24  Janus Adviser Series  July 31, 2004
rise, the corporation has been able to raise its franchising fees even earlier than expected. As a result, Marriott reported stronger-than-expected earnings growth and guidance, and garnered a number of key Wall Street upgrades during the period. Starwood Hotels and Resorts, which owns the W and Sheraton hotel chains, also fared well during the period. The company announced an acquisition of upscale international properties that, in my view, looks quite promising. As a result, it raised its 2004 and 2005 earnings guidance, while it continues to report expanding margin growth and industry-leading revenues-per-available room.

Energy stocks continued to benefit from elevated oil prices and a bullish supply and demand imbalance. An exceptional performer within this group was Exxon, which, for the most recent quarter, reported net income at levels never before seen by the company.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                              Janus Adviser Core Equity Fund    S&P 500(R) Index
                              ------------------------------    ----------------
Diversified Operations                   15.4%                        5.9%
Hotels and Motels                         6.1%                        0.3%
Medical - Drugs                           6.0%                        6.1%
Finance - Investment
  Bankers/Brokers                         5.7%                        5.3%
Oil Companies - Integrated                5.2%                        4.8%

Weak performers included select pharmaceutical and financial stocks

Although the Fund's pharmaceutical holdings turned in mixed performance during the period, Barr Labs delivered particularly disappointing results prompting me to liquidate it from the portfolio. Pressuring the stock were growing concerns about competitive pressures and generic challenges in the oral contraceptive market, an area of focus for the company.

In other areas of the market, the threat of rising interest rates weighed heavily on several financial services holdings. These included investment bank JPMorgan Chase, a relatively new addition to the Fund. JPMorgan Chase gave up ground despite stellar performance in recent periods as concerns over interest rates and the pending WorldCom litigation overshadowed its financial results. Because I remain upbeat on the company's growth potential and its merger with Bank One, I chose to maintain the Fund's investment in the company.

Investment Strategy and Outlook

Looking ahead, I remain constructive on the outlook for the U.S. economy and corporate earnings through the remainder of the year. The labor market is strengthening, business investment is improving and corporations are rich with cash. I am also reassured by signals that the Fed will take a measured approach and by signs that inflation pressures are moderate. As I position the Fund for this environment, I will continue to focus on a broad range of stocks, favoring companies that I believe over the long term can deliver solid cash flow growth, improving returns on capital, and as importantly, are undervalued relative to our view of their prospects.

Thank you for your continued investment in Janus Adviser Core Equity Fund.


                                         Janus Adviser Series  July 31, 2004  25

Janus Adviser Core Equity Fund (unaudited)

================================================================================
                          Initial investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

                                   Janus Adviser Core Equity
                                        Fund - I Shares         S&P 500(R) Index
                                   -------------------------    ----------------
  5/1/1997*                                 $10,000                  $10,000
 5/31/1997                                  $10,640                  $10,645
06/30/1997                                  $11,630                  $11,122
07/31/1997                                  $12,650                  $12,007
08/31/1997                                  $12,380                  $11,334
09/30/1997                                  $13,260                  $11,955
10/31/1997                                  $13,160                  $11,555
11/30/1997                                  $13,270                  $12,090
12/31/1997                                  $13,420                  $12,298
01/31/1998                                  $13,820                  $12,434
02/28/1998                                  $15,070                  $13,331
03/31/1998                                  $15,370                  $14,013
04/30/1998                                  $15,940                  $14,154
05/31/1998                                  $15,310                  $13,911
06/30/1998                                  $16,422                  $14,476
07/31/1998                                  $16,605                  $14,322
08/31/1998                                  $13,930                  $12,251
09/30/1998                                  $15,227                  $13,036
10/31/1998                                  $15,804                  $14,097
11/30/1998                                  $16,929                  $14,951
12/31/1998                                  $19,532                  $15,813
01/31/1999                                  $21,082                  $16,474
02/28/1999                                  $20,120                  $15,962
03/31/1999                                  $21,984                  $16,600
04/30/1999                                  $22,815                  $17,243
05/31/1999                                  $22,166                  $16,836
06/30/1999                                  $23,420                  $17,770
07/31/1999                                  $22,993                  $17,216
08/31/1999                                  $22,322                  $17,130
09/30/1999                                  $22,159                  $16,661
10/31/1999                                  $23,928                  $17,715
11/30/1999                                  $24,589                  $18,075
12/31/1999                                  $27,528                  $19,140
01/31/2000                                  $27,050                  $18,178
02/29/2000                                  $28,047                  $17,834
03/31/2000                                  $29,236                  $19,579
04/30/2000                                  $27,528                  $18,990
05/31/2000                                  $26,277                  $18,600
06/30/2000                                  $27,196                  $19,059
07/31/2000                                  $26,610                  $18,761
08/31/2000                                  $28,087                  $19,926
09/30/2000                                  $26,876                  $18,874
10/31/2000                                  $25,931                  $18,794
11/30/2000                                  $24,174                  $17,312
12/31/2000                                  $25,241                  $17,397
01/31/2001                                  $25,592                  $18,014
02/28/2001                                  $23,746                  $16,372
03/31/2001                                  $22,465                  $15,335
04/30/2001                                  $23,975                  $16,526
05/31/2001                                  $23,907                  $16,637
06/30/2001                                  $23,476                  $16,232
07/31/2001                                  $22,937                  $16,072
08/31/2001                                  $21,872                  $15,066
09/30/2001                                  $20,174                  $13,850
10/31/2001                                  $20,430                  $14,114
11/30/2001                                  $21,616                  $15,196
12/31/2001                                  $21,953                  $15,329
01/31/2002                                  $21,549                  $15,106
02/28/2002                                  $21,791                  $14,814
03/31/2002                                  $22,560                  $15,371
04/30/2002                                  $21,913                  $14,440
05/31/2002                                  $21,805                  $14,333
06/30/2002                                  $20,403                  $13,312
07/31/2002                                  $18,759                  $12,275
08/31/2002                                  $18,692                  $12,355
09/30/2002                                  $17,277                  $11,012
10/31/2002                                  $18,301                  $11,982
11/30/2002                                  $18,813                  $12,687
12/31/2002                                  $18,031                  $11,942
01/31/2003                                  $17,614                  $11,629
02/28/2003                                  $17,290                  $11,454
03/31/2003                                  $17,573                  $11,565
04/30/2003                                  $18,773                  $12,518
05/31/2003                                  $19,500                  $13,178
06/30/2003                                  $19,554                  $13,346
07/31/2003                                  $19,730                  $13,581
08/31/2003                                  $20,256                  $13,846
09/30/2003                                  $19,810                  $13,699
10/31/2003                                  $21,064                  $14,474
11/30/2003                                  $21,468                  $14,601
12/31/2003                                  $22,290                  $15,367
01/31/2004                                  $22,438                  $15,649
 2/29/2004                                  $22,735                  $15,866
 3/31/2004                                  $22,640                  $15,627
 4/30/2004                                  $22,277                  $15,382
 5/31/2004                                  $22,748                  $15,593
 6/30/2004                                  $23,314                  $15,896
 7/31/2004                                  $22,452                  $15,370

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------
                                 Calendar        One         Five       Since
                               Year-to-Date      Year        Year     Inception*
--------------------------------------------------------------------------------
Janus Adviser Core Equity
Fund - I Shares                    0.73%        13.88%      (0.48)%     11.80%
--------------------------------------------------------------------------------
Janus Adviser Core Equity
Fund - C Shares at NAV             0.42%        13.23%      (1.12)%     11.11%
--------------------------------------------------------------------------------
Janus Adviser Core Equity
Fund - C Shares at MOP            (1.59)%       10.97%      (1.32)%     10.96%
--------------------------------------------------------------------------------
S&P 500(R) Index                   0.02%        13.17%      (2.24)%      6.11%
--------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Large-Cap Core Funds                N/A         76/958      87/601      2/370
--------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - May 1, 1997
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                     Beginning Account Value             Ending Account Value            Expenses Paid During Period
Expense Example - I Shares                   (2/1/04)                         (7/31/04)                       (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                         $1,000.60                               $6.22
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                         $1,018.65                               $6.27
------------------------------------------------------------------------------------------------------------------------------------

                                     Beginning Account Value             Ending Account Value            Expenses Paid During Period
Expense Example - C Share                    (2/1/04)                         (7/31/04)                       (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                           $997.60                               $8.69
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                         $1,016.16                               $8.77
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.25% for I Shares and 1.75% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings ("IPOs").

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


26  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.2%
Agricultural Chemicals - 1.2%
           5,180  Potash Corporation of Saskatchewan, Inc.
                   (New York Shares)* .............................$    500,854
Applications Software - 1.4%
          19,795  Microsoft Corp ..................................     563,366
Audio and Video Products - 0.5%
           2,310  Harman International Industries, Inc ............     198,036
Automotive - Truck Parts and Equipment - Original - 0.7%
           4,865  Lear Corp .......................................     268,207
Beverages - Non-Alcoholic - 0.7%
           5,455  PepsiCo, Inc ....................................     272,750
Brewery - 0.8%
           6,661  Anheuser-Busch Companies, Inc ...................     345,706
Broadcast Services and Programming - 0.4%
           1,865  Clear Channel Communications, Inc ...............      66,581
          13,675  Liberty Media Corp. - Class A* ..................     115,964
                                                                        182,545
Building Products - Air and Heating - 1.0%
          10,545  American Standard Companies, Inc.* ..............     399,550
Cable Television - 0.1%
             683  Liberty Media International, Inc. - Class A* ....      21,296
Cellular Telecommunications - 0.6%
           9,650  Western Wireless Corp. - Class A* ...............     254,664
Chemicals - Specialty - 1.4%
           1,008  Syngenta A.G ....................................      83,320
          29,640  Syngenta A.G. (ADR) .............................     492,024
                                                                        575,344
Computers - 2.1%
           5,785  Dell, Inc.* .....................................     205,194
           7,520  IBM Corp ........................................     654,766
                                                                        859,960
Computers - Peripheral Equipment - 1.1%
           4,865  Lexmark International Group, Inc. - Class A* ....     430,553
Cosmetics and Toiletries - 2.1%
          16,770  Procter & Gamble Co .............................     874,556
Data Processing and Management - 0.7%
           7,090  Automatic Data Processing, Inc ..................     297,638
Diversified Operations - 15.4%
          12,520  3M Co ...........................................   1,031,147
          40,914  General Electric Co .............................   1,360,391
          25,225  Honeywell International, Inc ....................     948,712
           9,010  Louis Vuitton Moet Hennessy S.A.** ..............     615,058
          31,546  Smiths Group PLC** ..............................     418,762
          60,930  Tyco International, Ltd. (New York Shares) ......   1,888,829
                                                                      6,262,899
E-Commerce/Products - 0.4%
           3,695  Amazon.com, Inc.* ...............................     143,809
E-Commerce/Services - 0.5%
           2,580  eBay, Inc.* .....................................     202,091
Electric Products - Miscellaneous - 1.2%
           1,218  Samsung Electronics Company, Ltd.** .............     434,293
             285  Samsung Electronics Company, Ltd. (GDR)** .......      51,015
                                                                        485,308
Electronic Components - Semiconductors - 2.4%
          45,055  Texas Instruments, Inc ..........................     961,023
Entertainment Software - 0.8%
           6,770  Electronic Arts, Inc.* ..........................     339,380
Finance - Credit Card - 0.4%
           3,175  American Express Co .............................     159,544
Finance - Investment Bankers/Brokers - 5.7%
          23,506  Citigroup, Inc ..................................   1,036,380
           4,285  Goldman Sachs Group, Inc ........................     377,894
          24,745  JPMorgan Chase & Co .............................     923,731
                                                                      2,338,005
Finance - Mortgage Loan Banker - 4.9%
           8,409  Countrywide Financial Corp ......................     606,289
          21,730  Freddie Mac .....................................   1,397,456
                                                                      2,003,745
Financial Guarantee Insurance - 1.3%
           7,535  MGIC Investment Corp ............................     534,985
Hotels and Motels - 6.1%
           3,465  Four Seasons Hotels, Inc ........................     210,291
          28,295  Marriott International, Inc. - Class A ..........   1,380,795
          19,505  Starwood Hotels & Resorts Worldwide, Inc ........     877,725
                                                                      2,468,811
Machinery - Construction and Mining - 1.0%
          16,905  Komatsu, Ltd. (ADR) .............................     394,732
Medical - Biomedical and Genetic - 0.6%
           4,455  Celgene Corp.* ..................................     237,585
Medical - Drugs - 6.0%
           1,590  Novartis A.G. (ADR) .............................      71,009
          18,120  Pfizer, Inc .....................................     579,115
          15,441  Roche Holding A.G ...............................   1,526,781
           4,024  Sanofi-Synthelabo S.A.** ........................     266,942
                                                                      2,443,847
Medical - HMO - 1.9%
           7,130  Aetna, Inc ......................................     611,754
           2,285  UnitedHealth Group, Inc .........................     143,727
                                                                        755,481
Multimedia - 3.7%
          90,750  Time Warner, Inc.* ..............................   1,510,988
Networking Products - 2.0%
          38,325  Cisco Systems, Inc.* ............................     799,460
Oil Companies - Integrated - 5.2%
           5,840  BP PLC (ADR)** ..................................     329,142
          25,215  Exxon Mobil Corp ................................   1,167,455
           1,085  Total S.A. (ADR)** ..............................     105,625
           2,576  Total S.A. - Class B** ..........................     500,251
                                                                      2,102,473
Pharmacy Services - 1.5%
          19,985  Caremark Rx, Inc.* ..............................     609,543
Pipelines - 0.2%
           2,321  Kinder Morgan Management LLC* ...................      87,734
Publishing - Newspapers - 1.0%
           4,760  Gannett Company, Inc ............................     395,746
Reinsurance - 2.3%
             322  Berkshire Hathaway, Inc. - Class B* .............     931,868
Retail - Consumer Electronics - 1.5%
          12,810  Best Buy Company, Inc ...........................     616,930
Retail - Discount - 0.7%
           6,985  Target Corp .....................................     304,546
Retail - Jewelry - 0.6%
           6,775  Tiffany & Co ....................................     242,206
Semiconductor Components/Integrated Circuits - 0.9%
           5,027  Linear Technology Corp ..........................     196,556
           3,679  Maxim Integrated Products, Inc ..................     176,960
                                                                        373,516

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  27

Janus Adviser Core Equity Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Soap and Cleaning Preparations - 1.3%
          19,380  Reckitt Benckiser PLC** .........................$    530,032
Super-Regional Banks - 1.6%
           7,885  Bank of America Corp ............................     670,304
Therapeutics - 0.6%
           5,605  Neurocrine Biosciences, Inc.* ...................     261,025
Transportation - Railroad - 2.4%
          21,400  Canadian National Railway Co.
                   (New York Shares) ..............................     963,642
Transportation - Services - 1.0%
           5,190  FedEx Corp ......................................     424,957
Web Portals/Internet Service Providers - 1.9%
          24,720  Yahoo!, Inc.* ...................................     761,376
Wireless Equipment - 2.4%
          61,855  Motorola, Inc ...................................     985,350
--------------------------------------------------------------------------------
Total Common Stock (cost $32,640,071) .............................  38,347,966
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Brewery - 0%
          $5,000  Anheuser-Busch Companies, Inc., 6.00%
                   senior notes, due 4/15/11 (cost $4,977) ........       5,402
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Automotive - Cars and Light Trucks - 0.4%
             272  Porsche A.G.** (cost $109,994) ..................     175,854
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 3.9%
                  Fannie Mae
      $1,600,000   1.28%, 8/2/04 (amortized cost $1,599,943) .......  1,599,943
--------------------------------------------------------------------------------
Total Investments (total cost $34,354,985) - 98.5% ................  40,129,165
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5% .....     601,003
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$ 40,730,168
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                                Market Value   % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                                 $ 1,888,829                        4.7%
Canada                                    1,674,787                        4.2%
France                                    1,487,876                        3.7%
Germany                                     175,854                        0.4%
Japan                                       394,732                        1.0%
South Korea                                 485,308                        1.2%
Switzerland                               2,173,134                        5.4%
United Kingdom                            1,277,936                        3.2%
United States++                          30,570,709                       76.2%
--------------------------------------------------------------------------------
Total                                   $40,129,165                      100.0%

++Includes Short-Term Securities (72.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2004

Currency Sold and                Currency               Currency      Unrealized
Settlement Date                Units Sold        Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/27/04             100,000             $  180,837        $(3,205)
British Pound 11/19/04            210,000                378,053         (1,399)
Euro 9/27/04                      640,000                769,821          8,602
Korean Won 11/15/04           450,000,000                382,425         (8,260)
--------------------------------------------------------------------------------
Total                                                 $1,711,136        $(4,262)

See Notes to Schedules of Investments and Financial Statements


28  Janus Adviser Series  July 31, 2004

Janus Adviser Balanced Fund (unaudited)

--------------------------------------------------------------------------------
Fund Strategy

This diversified fund seeks solid upside potential balanced by income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Karen L. Reidy
                                                               portfolio manager

Performance Overview

During the 12 months ended July 31, 2004, investors bid stock prices higher, encouraged by a strengthening economy and improved corporate profits. Janus Adviser Balanced Fund gained during this period, returning 8.36% for its I Shares and 7.79% for its C Shares, while the internally calculated Balanced Index returned 9.37%. The components of the Balanced Index, the S&P 500(R) Index and the Lehman Brothers Government/Credit Index, returned 13.17% and 4.72%, respectively.

The equity portion of the Fund underperformed the S&P 500(R) Index due in part to disappointing results posted by a couple of key technology hardware and equipment holdings in the Fund. Our exposure to the weaker-performing media industry, which was nearly twice as large as that of the S&P, also widened the performance gap. To our benefit, however, was strong stock selection within the capital goods and software and services sectors.

Even though the equity component of the Fund represents a larger portion of assets and therefore has a bigger impact on overall results, we are pleased to report that our fixed-income holdings also aided returns and outpaced the Lehman benchmark.

Strategy in This Environment

As I've communicated in the past, my investment philosophy is to focus on strong companies that I believe can perform over the long term, regardless of the economic environment. These include businesses that have ample free cash flow, dependable returns on capital and reasonable valuations. Over the past 6-12 months, I've emphasized companies with higher than average revenue growth and economic sensitivity in an effort to take advantage of the economy's recovery.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                                July 31, 2004      July 31, 2003
Tyco International, Ltd.
 (New York Shares)                                   3.0%               1.2%
Time Warner, Inc.                                    2.4%               1.2%
Roche Holding A.G.                                   2.4%               1.2%
Freddie Mac                                          2.1%                --
Marriott International, Inc.
 - Class A                                           1.9%               1.2%
General Electric Co.                                 1.7%               1.0%
Exxon Mobil Corp.                                    1.6%               1.4%
Motorola, Inc.                                       1.5%                --
JPMorgan Chase & Co.                                 1.5%                --
3M Co.                                               1.4%               1.4%

Portfolio Composition

As of July 31, 2004, approximately 56.1% of the Fund's total net assets were invested in equities and 39.9% in fixed-income securities. Within fixed-income, I took profits during the period in some of the Fund's better-performing corporate issues, while deploying more resources to carefully selected high-yield issues and certain shorter duration government bonds. The Fund's duration was somewhat shorter than the benchmark during the period, given the view toward higher interest rates. Finally, the Fund held 19.5% of its total net assets in its top 10 equity holdings and 4.0% of its total net assets in a cash position as of July 31, 2004.

Standouts included diversified manufacturers, mortgage loan companies and leisure stocks

We continued to be interested in disciplined manufacturers capitalizing on rising orders and capacity utilization. The economic downturn of 2001-2002 led many of these companies to slash their cost structures, so when demand for their goods rebounded, their operating leverage improved. One strong performer in this group was Tyco International. Under the guidance of its new management team, Tyco has sought to put past scandals behind it while it refocuses on its business,


                                         Janus Adviser Series  July 31, 2004  29

Janus Adviser Balanced Fund (unaudited)

streamlines its operations, pares down debt and seeks to expand in disciplined, strategic ways. These efforts helped the company dramatically improve its cash generation and overall financial results during the period.

Mortgage lender Freddie Mac gained during the period. The company resolved a number of outstanding issues that had been weighing on the stock. It successfully changed key management roles and satisfactorily issued restated financial results. (It should be noted that the majority of such revisions were non-cash in nature.) These changes, along with implementation of stronger risk controls, renewed investors' confidence, and the stock recovered from, what I believe were, significantly undervalued levels.

The Fund's lodging stocks also continued to reward our confidence, benefiting from improved bookings and resurgence in business travel and tourism. Starwood Hotels and Resorts, which owns the W and Sheraton hotel chains, fared particularly well during the period. The company announced an acquisition of upscale international properties that, in my view, looks quite promising. As a result, it raised its 2004 and 2005 earnings guidance, while in the meantime, continuing to report expanding margin growth and industry-leading revenues-per-available room.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                 Janus Adviser Balanced Fund    S&P 500(R) Index
                                 ---------------------------    ----------------
Diversified Operations                      10.2%                     5.9%
Medical - Drugs                              4.2%                     6.1%
Finance - Investment Bankers/Brokers         4.0%                     5.3%
Multimedia                                   3.7%                     1.9%
Finance - Mortgage Loan Banker               3.3%                     1.3%

Weak performers included select pharmaceutical, financial and technology stocks

Although the Fund's pharmaceutical holdings turned in mixed performance during the period, Barr Labs delivered particularly disappointing results prompting me to liquidate it from the portfolio. Pressuring the stock were growing concerns about competitive pressures and generic challenges in the oral contraceptive market, an area of focus for the company.

In other areas of the market, the threat of rising interest rates weighed heavily on several financial services holdings. These included investment bank JPMorgan Chase, a relatively new addition to the Fund. JPMorgan Chase gave up ground despite stellar performance in recent periods, as concerns over interest rates and the pending WorldCom litigation overshadowed its financial results. Because I remain upbeat on the company's growth potential and its merger with Bank One, I chose to maintain the Fund's investment in the company.

Wireless equipment manufacturer Nokia was also a disappointment. Unfortunately, we were not so reassured about their outlook and therefore liquidated our small position in the stock after the Finnish company admitted to falling market share, deep price cuts and eroding earnings.

Investment Strategy and Outlook

Looking ahead, I remain constructive on the outlook for the U.S. economy and corporate earnings through the remainder of the year. The labor market is strengthening, business investment is improving and corporations are rich with cash. I am also reassured by signals that the Fed will take a measured approach and by signs that inflation pressures are moderate. As I position the Fund for this environment, I will continue to focus on a broad range of stocks, favoring companies that I believe over the long term can deliver solid cash flow growth, improving returns on capital, and as importantly, are undervalued relative to our view of their prospects.

Thank you for your continued investment in Janus Adviser Balanced Fund.


30  Janus Adviser Series  July 31, 2004

(unaudited)

================================================================================
                         Initial investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

                                                              Lehman Brothers
                 Janus Adviser Balanced                      Government/Credit
                    Fund - I Shares      S&P 500(R) Index          Index            Balanced Index
                 ----------------------  ----------------    -----------------      --------------
 9/13/1993*             $10,000              $10,000              $10,000              $10,000
 9/30/1993              $10,421              $ 9,943              $ 9,931              $ 9,938
10/31/1993              $10,711              $10,148              $ 9,972              $10,069
11/30/1993              $10,539              $10,052              $ 9,859              $ 9,965
12/31/1993              $10,579              $10,173              $ 9,902              $10,051
 1/31/1994              $10,942              $10,519              $10,051              $10,309
 2/28/1994              $10,947              $10,234              $ 9,833              $10,053
 3/31/1994              $10,796              $ 9,787              $ 9,592              $ 9,700
 4/30/1994              $10,858              $ 9,913              $ 9,513              $ 9,733
 5/31/1994              $10,837              $10,076              $ 9,495              $ 9,814
 6/30/1994              $10,698              $ 9,829              $ 9,473              $ 9,669
 7/31/1994              $10,819              $10,151              $ 9,662              $ 9,931
 8/31/1994              $11,030              $10,568              $ 9,666              $10,162
 9/30/1994              $10,775              $10,309              $ 9,520              $ 9,954
10/31/1994              $10,808              $10,541              $ 9,509              $10,077
11/30/1994              $10,687              $10,157              $ 9,492              $ 9,858
12/31/1994              $10,667              $10,308              $ 9,555              $ 9,969
 1/31/1995              $10,858              $10,575              $ 9,738              $10,198
 2/28/1995              $11,097              $10,987              $ 9,964              $10,527
 3/31/1995              $11,284              $11,311              $10,031              $10,735
 4/30/1995              $11,310              $11,644              $10,171              $10,981
 5/31/1995              $11,652              $12,110              $10,597              $11,429
 6/30/1995              $11,915              $12,391              $10,682              $11,622
 7/31/1995              $12,220              $12,802              $10,641              $11,829
 8/31/1995              $12,274              $12,834              $10,777              $11,908
 9/30/1995              $12,476              $13,376              $10,886              $12,255
10/31/1995              $12,552              $13,328              $11,046              $12,301
11/30/1995              $12,979              $13,913              $11,228              $12,705
12/31/1995              $13,274              $14,181              $11,393              $12,927
 1/31/1996              $13,545              $14,664              $11,464              $13,224
 2/29/1996              $13,647              $14,800              $11,221              $13,189
 3/31/1996              $13,783              $14,942              $11,127              $13,225
 4/30/1996              $13,845              $15,162              $11,051              $13,312
 5/31/1996              $14,044              $15,553              $11,032              $13,519
 6/30/1996              $14,093              $15,613              $11,179              $13,618
 7/31/1996              $13,927              $14,923              $11,205              $13,250
 8/31/1996              $14,374              $15,238              $11,178              $13,411
 9/30/1996              $14,861              $16,095              $11,376              $13,972
10/31/1996              $14,917              $16,539              $11,642              $14,335
11/30/1996              $15,390              $17,789              $11,856              $15,120
12/31/1996              $15,320              $17,437              $11,724              $14,866
 1/31/1997              $15,780              $18,526              $11,738              $15,472
 2/28/1997              $15,985              $18,672              $11,763              $15,563
 3/31/1997              $15,517              $17,905              $11,623              $15,078
 4/30/1997              $15,852              $18,973              $11,793              $15,742
 5/31/1997              $16,501              $20,128              $11,903              $16,427
 6/30/1997              $17,089              $21,030              $12,046              $16,987
 7/31/1997              $17,648              $22,703              $12,414              $18,073
 8/31/1997              $17,289              $21,432              $12,275              $17,311
 9/30/1997              $18,143              $22,605              $12,468              $18,044
10/31/1997              $18,249              $21,850              $12,668              $17,718
11/30/1997              $18,259              $22,862              $12,734              $18,305
12/31/1997              $18,534              $23,254              $12,868              $18,581
 1/31/1998              $18,948              $23,512              $13,050              $18,804
 2/28/1998              $20,094              $25,207              $13,023              $19,724
 3/31/1998              $20,571              $26,498              $13,063              $20,453
 4/30/1998              $21,017              $26,765              $13,129              $20,629
 5/31/1998              $20,614              $26,305              $13,270              $20,439
 6/30/1998              $21,716              $27,373              $13,405              $21,088
 7/31/1998              $21,890              $27,082              $13,416              $20,932
 8/31/1998              $19,282              $23,166              $13,678              $18,897
 9/30/1998              $20,613              $24,651              $14,069              $19,889
10/31/1998              $21,225              $26,656              $13,969              $20,947
11/30/1998              $22,338              $28,271              $14,053              $21,873
12/31/1998              $24,761              $29,900              $14,087              $22,784
 1/31/1999              $26,263              $31,151              $14,187              $23,517
 2/28/1999              $25,167              $30,182              $13,850              $22,833
 3/31/1999              $26,811              $31,390              $13,919              $23,528
 4/30/1999              $27,436              $32,606              $13,953              $24,212
 5/31/1999              $26,789              $31,836              $13,809              $23,724
 6/30/1999              $27,692              $33,602              $13,766              $24,676
 7/31/1999              $27,305              $32,553              $13,728              $24,082
 8/31/1999              $26,807              $32,392              $13,717              $23,988
 9/30/1999              $26,885              $31,504              $13,841              $23,556
10/31/1999              $28,422              $33,498              $13,877              $24,668
11/30/1999              $28,997              $34,179              $13,869              $25,039
12/31/1999              $31,232              $36,192              $13,785              $26,109
 1/31/2000              $30,775              $34,373              $13,781              $25,107
 2/29/2000              $31,800              $33,723              $13,954              $24,827
 3/31/2000              $32,423              $37,022              $14,155              $26,732
 4/30/2000              $31,221              $35,908              $14,086              $26,088
 5/31/2000              $30,274              $35,171              $14,073              $25,677
 6/30/2000              $31,387              $36,038              $14,361              $26,283
 7/31/2000              $30,963              $35,475              $14,513              $26,042
 8/31/2000              $31,961              $37,678              $14,718              $27,346
 9/30/2000              $31,222              $35,689              $14,773              $26,277
10/31/2000              $30,950              $35,538              $14,866              $26,236
11/30/2000              $29,914              $32,737              $15,120              $24,809
12/31/2000              $30,555              $32,897              $15,418              $25,031
 1/31/2001              $30,927              $34,064              $15,677              $25,790
 2/28/2001              $29,772              $30,958              $15,839              $24,154
03/31/2001              $28,877              $28,997              $15,911              $23,108
 4/30/2001              $29,852              $31,250              $15,792              $24,294
 5/31/2001              $29,827              $31,459              $15,883              $24,450
06/30/2001              $29,452              $30,694              $15,959              $24,063
 7/31/2001              $29,439              $30,392              $16,357              $24,076
 8/31/2001              $28,875              $28,489              $16,567              $23,124
 9/30/2001              $27,795              $26,188              $16,719              $21,927
10/31/2001              $28,414              $26,688              $17,143              $22,393
11/30/2001              $28,969              $28,735              $16,862              $23,392
12/31/2001              $29,075              $28,987              $16,729              $23,471
01/31/2002              $28,847              $28,564              $16,852              $23,293
02/28/2002              $29,050              $28,013              $16,995              $23,055
03/31/2002              $29,342              $29,066              $16,650              $23,479
04/30/2002              $29,049              $27,304              $16,973              $22,655
05/31/2002              $29,087              $27,103              $17,130              $22,615
06/30/2002              $28,195              $25,172              $17,275              $21,619
07/31/2002              $27,388              $23,211              $17,483              $20,633
 8/31/2002              $27,593              $23,363              $17,875              $20,893
 9/30/2002              $26,645              $20,823              $18,260              $19,670
10/31/2002              $27,276              $22,656              $18,085              $20,599
11/30/2002              $27,637              $23,990              $18,096              $21,338
12/31/2002              $27,166              $22,581              $18,575              $20,778
 1/31/2003              $26,816              $21,989              $18,575              $20,453
 2/28/2003              $26,752              $21,659              $18,906              $20,420
03/31/2003              $26,947              $21,869              $18,881              $20,525
 4/30/2003              $28,025              $23,671              $19,083              $21,606
 5/31/2003              $28,842              $24,918              $19,625              $22,536
06/30/2003              $28,858              $25,236              $19,547              $22,676
07/31/2003              $28,584              $25,681              $18,727              $22,552
 8/31/2003              $29,027              $26,181              $18,851              $22,883
09/30/2003              $28,992              $25,903              $19,448              $22,998
10/31/2003              $29,828              $27,369              $19,202              $23,694
11/30/2003              $30,194              $27,610              $19,253              $23,849
12/31/2003              $30,970              $29,058              $19,443              $24,731
 1/31/2004              $31,193              $29,591              $19,619              $25,104
 2/29/2004              $31,522              $30,002              $19,859              $25,438
 3/31/2004              $31,529              $29,550              $20,041              $25,271
 4/30/2004              $30,831              $29,086              $19,426              $24,739
 5/31/2004              $31,095              $29,485              $19,327              $24,914
 6/30/2004              $31,581              $30,058              $19,406              $25,265
 7/31/2004              $30,960              $29,063              $19,611              $24,810

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------

                              Calendar       One         Five         Ten       Since
                            Year-to-Date     Year        Year         Year    Inception*
----------------------------------------------------------------------------------------
Janus Adviser Balanced
Fund - I Shares                (0.03)%       8.36%       2.54%       11.09%      10.95%
----------------------------------------------------------------------------------------
Janus Adviser Balanced
Fund - C Shares at NAV         (0.36)%       7.79%       1.93%       10.60%      10.43%
----------------------------------------------------------------------------------------
Janus Adviser Balanced
Fund - C Shares at MOP         (2.34)%       5.63%       1.72%       10.49%      10.33%
----------------------------------------------------------------------------------------
S&P 500(R) Index                0.02%       13.17%      (2.24)%      11.09%      10.30%
----------------------------------------------------------------------------------------
Lehman Brothers
Government/Credit Index         0.87%        4.72%       7.39%        7.34%       6.39%
----------------------------------------------------------------------------------------
Balanced Index                  0.40%        9.37%       2.09%        9.40%       8.54%
----------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns
for Balanced Funds               N/A        351/540     120/364        N/A         N/A
----------------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C Shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                     Beginning Account Value            Ending Account Value            Expenses Paid During Period
Expense Example - I Shares                  (2/1/04)                         (7/31/04)                        (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                           $986.50                              $5.73
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                         $1,019.10                              $5.82
------------------------------------------------------------------------------------------------------------------------------------

                                     Beginning Account Value            Ending Account Value            Expenses Paid During Period
Expense Example - C Shares                  (2/1/04)                         (7/31/04)                        (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                           $986.30                              $8.20
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                         $1,016.61                              $8.32
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.16% for I Shares and 1.66% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                         Janus Adviser Series  July 31, 2004  31

Janus Adviser Balanced Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 56.1%
Applications Software - 1.3%
         355,080  Microsoft Corp ..................................$ 10,105,577
Automotive - Truck Parts and Equipment - Original - 1.1%
         154,200  Lear Corp.# .....................................   8,501,046
Beverages - Non-Alcoholic - 0.8%
         118,870  PepsiCo, Inc ....................................   5,943,500
Brewery - 0.6%
          96,176  Anheuser-Busch Companies, Inc ...................   4,991,534
Broadcast Services and Programming - 0.2%
         155,035  Liberty Media Corp. - Class A* ..................   1,314,697
Building Products - Air and Heating - 0.8%
         162,890  American Standard Companies, Inc.* ..............   6,171,902
Cable Television - 0%
           7,751  Liberty Media International, Inc. - Class A* ....     241,676
Chemicals - Specialty - 0.9%
          41,246  Syngenta A.G ....................................   3,409,360
         209,125  Syngenta A.G. (ADR) .............................   3,471,475
                                                                      6,880,835
Computers - 1.7%
          89,630  Dell, Inc.* .....................................   3,179,176
         115,370  IBM Corp ........................................  10,045,266
                                                                     13,224,442
Computers - Peripheral Equipment - 0.8%
          69,540  Lexmark International Group, Inc. - Class A* ....   6,154,290
Cosmetics and Toiletries - 1.4%
         208,435  Procter & Gamble Co .............................  10,869,885
Data Processing and Management - 0.7%
         123,120  Automatic Data Processing, Inc ..................   5,168,578
Diversified Operations - 8.3%
         137,095  3M Co ...........................................  11,291,144
         398,531  General Electric Co .............................  13,251,156
         258,835  Honeywell International, Inc ....................   9,734,784
         103,416  Louis Vuitton Moet Hennessy S.A.** ..............   7,059,580
         737,815  Tyco International, Ltd. (New York Shares)# .....  22,872,265
                                                                     64,208,929
E-Commerce/Products - 0.3%
          67,525  Amazon.com, Inc.*,# .............................   2,628,073
E-Commerce/Services - 0.3%
          26,585  eBay, Inc.* .....................................   2,082,403
Electric Products - Miscellaneous - 0.8%
          17,160  Samsung Electronics Company, Ltd.** .............   6,118,615
Electronic Components - Semiconductors - 1.4%
         506,443  Texas Instruments, Inc.# ........................  10,802,429
Entertainment Software - 0.7%
         106,555  Electronic Arts, Inc.* ..........................   5,341,602
Finance - Credit Card - 0.4%
          63,755  American Express Co .............................   3,203,689
Finance - Investment Bankers/Brokers - 3.5%
         214,522  Citigroup, Inc ..................................   9,458,275
          53,175  Goldman Sachs Group, Inc ........................   4,689,503
         304,595  JPMorgan Chase & Co .............................  11,370,532
          25,000  Lehman Brothers Holdings, Inc ...................   1,752,500
                                                                     27,270,810
Finance - Mortgage Loan Banker - 3.0%
          93,322  Countrywide Financial Corp.# ....................   6,728,516
         259,755  Freddie Mac .....................................  16,704,844
                                                                     23,433,360
Hotels and Motels - 3.1%
         305,585  Marriott International, Inc. - Class A# .........  14,912,548
         204,190  Starwood Hotels & Resorts Worldwide, Inc ........   9,188,550
                                                                     24,101,098
Medical - Drugs - 4.2%
          34,583  Novartis A.G ....................................   1,547,565
         302,300  Pfizer, Inc .....................................   9,661,508
         186,698  Roche Holding A.G ...............................  18,460,387
          47,018  Sanofi-Synthelabo S.A.#,** ......................   3,119,061
                                                                     32,788,521
Medical - HMO - 1.6%
         122,740  Aetna, Inc ......................................  10,531,092
          35,095  UnitedHealth Group, Inc.# .......................   2,207,476
                                                                     12,738,568
Multimedia - 2.4%
       1,120,065  Time Warner, Inc.* ..............................  18,649,082
Networking Products - 1.2%
         435,360  Cisco Systems, Inc.* ............................   9,081,610
Oil Companies - Integrated - 2.9%
          66,240  BP PLC (ADR)** ..................................   3,733,286
         265,805  Exxon Mobil Corp ................................  12,306,772
          31,966  Total S.A. - Class B** ..........................   6,207,700
                                                                     22,247,758
Pharmacy Services - 0.8%
         195,775  Caremark Rx, Inc.* ..............................   5,971,138
Publishing - Newspapers - 0.8%
          72,860  Gannett Company, Inc ............................   6,057,580
Reinsurance - 1.1%
           2,918  Berkshire Hathaway, Inc. - Class B* .............   8,444,692
Retail - Consumer Electronics - 0.9%
         145,160  Best Buy Company, Inc.# .........................   6,990,906
Retail - Discount - 0.5%
          89,510  Target Corp.# ...................................   3,902,636
Semiconductor Components/Integrated Circuits - 0.6%
          50,478  Linear Technology Corp ..........................   1,973,690
          54,558  Maxim Integrated Products, Inc ..................   2,624,240
                                                                      4,597,930
Soap and Cleaning Preparations - 1.2%
         343,694  Reckitt Benckiser PLC** .........................   9,399,834
Super-Regional Banks - 0.9%
          81,795  Bank of America Corp ............................   6,953,393
Transportation - Railroad - 1.3%
         223,867  Canadian National Railway Co.
                   (New York Shares) ..............................  10,080,731
Transportation - Services - 0.7%
          67,655  FedEx Corp.# ....................................   5,539,591
Web Portals/Internet Service Providers - 1.4%
         348,730  Yahoo!, Inc.* ...................................  10,740,884
Wireless Equipment - 1.5%
         730,695  Motorola, Inc.# .................................  11,639,971
--------------------------------------------------------------------------------
Total Common Stock (cost $375,302,810) ............................ 434,583,795
--------------------------------------------------------------------------------
Corporate Bonds - 22.3%
Aerospace and Defense - 0.6%
                  Lockheed Martin Corp.:
      $1,685,000   8.20%, notes, due 12/1/09 ......................   1,982,293
       2,050,000   7.65%, company guaranteed notes
                   due 5/1/16 .....................................   2,404,396
                                                                      4,386,689
Audio and Video Products - 0.2%
       1,495,000  Harman International Industries, Inc.
                   7.125%, senior notes, due 2/15/07 ..............   1,613,957

See Notes to Schedules of Investments and Financial Statements


32  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Automotive - Truck Parts and Equipment - Original - 1.4%
      $1,495,000  Delphi Corp., 6.55%, notes, due 6/15/06 .........$  1,568,004
                  Lear Corp.:
       3,970,000   7.96%, company guaranteed notes
                   due 5/15/05 ....................................   4,131,709
       1,295,000   5.75%, bonds, due 8/1/14 (144A) ................   1,303,805
       3,745,000  Tenneco Automotive, Inc., 11.625%
                   company guaranteed notes, due 10/15/09 .........   4,016,513
                                                                     11,020,031
Beverages - Non-Alcoholic - 0.6%
                  Coca-Cola Enterprises, Inc.:
       2,155,000   5.375%, notes, due 8/15/06 .....................   2,250,979
       1,590,000   4.375%, notes, due 9/15/09 .....................   1,599,771
         595,000   6.125%, notes, due 8/15/11 .....................     644,204
                                                                      4,494,954
Brewery - 1.8%
                  Anheuser-Busch Companies, Inc.:
       1,770,000   5.375%, notes, due 9/15/08 .....................   1,853,871
       1,625,000   5.65%, notes, due 9/15/08 ......................   1,715,605
         300,000   5.125%, notes, due 10/1/08 .....................     311,514
       1,600,000   5.75%, notes, due 4/1/10 .......................   1,710,312
         696,000   6.00%, senior notes, due 4/15/11 ...............     751,914
       1,390,000   7.55%, debentures, due 10/1/30 .................   1,682,976
         325,000   6.80%, debentures, due 1/15/31 .................     361,565
         665,000   6.80%, debentures, due 8/20/32 .................     741,651
                  Miller Brewing Co.:
       2,225,000   4.25%, notes, due 8/15/08 (144A) ...............   2,229,058
       2,200,000   5.50%, notes, due 8/15/13 (144A) ...............   2,229,635
                                                                     13,588,101
Broadcast Services and Programming - 0.4%
                  Clear Channel Communications, Inc.:
         895,000   6.00%, senior notes, due 11/1/06 ...............     940,173
       1,795,000   4.625%, senior notes, due 1/15/08 ..............   1,812,835
                                                                      2,753,008
Cable Television - 1.1%
                  Comcast Cable Communications, Inc.:
       1,450,000   6.75%, senior notes, due 1/30/11 ...............   1,579,423
         445,000   6.50%, company guaranteed notes
                   due 1/15/15 ....................................     468,207
         225,000  Cox Communications, Inc.:
                   7.50%, notes, due 8/15/04 ......................     225,371
       2,080,000  Echostar DBS Corp.
                   5.75%, senior notes, due 10/1/08 ...............   2,064,400
                  TCI Communications, Inc.:
       3,459,000   6.875%, senior notes, due 2/15/06 ..............   3,650,044
         670,000   7.875%, debentures, due 8/1/13 .................     770,393
                                                                      8,757,838
Casino Hotels - 0.2%
       1,890,000  Mandalay Resort Group, 6.50%
                   senior notes, due 7/31/09 ......................   1,932,525
Cellular Telecommunications - 0.1%
       1,009,000  AT&T Wireless Services, Inc., 7.35%
                   senior notes, due 3/1/06 .......................   1,075,159
Chemicals - Specialty - 0.3%
       2,280,000  International Flavors & Fragrances, Inc.
                   6.45%, notes, due 5/15/06 ......................   2,407,587
Computers - 0.3%
       2,205,000  Hewlett-Packard Co., 3.625%
                   notes, due 3/15/08 .............................   2,190,370
Containers - Metal and Glass - 0.7%
       2,070,000  Ball Corp., 6.875%
                   company guaranteed notes, due 12/15/12 .........   2,113,987
         645,000  Owens-Brockway Glass Container, Inc.
                   8.875%, company guaranteed notes
                   due 2/15/09 ....................................     701,438
                  Owens-Illinois, Inc.:
       1,720,000   7.15%, senior notes, due 5/15/05 ...............   1,763,000
         775,000   7.35%, senior notes, due 5/15/08 ...............     790,500
                                                                      5,368,925
Containers - Paper and Plastic - 0.4%
                  Sealed Air Corp.:
       2,060,000   5.625%, notes, due 7/15/13 (144A) ..............   2,052,061
         750,000   6.875%, bonds, due 7/15/33 (144A) ..............     765,673
                                                                      2,817,734
Diversified Financial Services - 0.9%
                  General Electric Capital Corp.:
       2,985,000   2.85%, notes, due 1/30/06 ......................   2,992,263
       2,663,000   5.35%, notes, due 3/30/06 ......................   2,768,990
       1,385,000   6.75%, notes, due 3/15/32 ......................   1,512,245
                                                                      7,273,498
Diversified Operations - 1.9%
                  Honeywell International, Inc.:
       1,750,000   5.125%, notes, due 11/1/06 .....................   1,822,340
       1,440,000   6.125%, bonds, due 11/1/11 .....................   1,553,388
                  Tyco International Group S.A.:
       2,185,000   5.875%, company guaranteed notes
                   due 11/1/04** ..................................   2,204,300
       2,050,000   6.00%, company guaranteed notes
                   due 11/15/13** .................................   2,132,590
       2,620,000   6.375%, company guaranteed notes
                   due 10/15/11** .................................   2,815,327
       3,685,000   6.375%, company guaranteed notes
                   due 2/15/06** ..................................   3,868,112
                                                                     14,396,057
Electric - Integrated - 1.0%
         500,000  American Electric Power Company, Inc.
                   5.375%, senior notes, due 3/15/10 ..............     515,661
                  CMS Energy Corp.:
       1,975,000   9.875%, senior notes, due 10/15/07 .............   2,172,500
       1,480,000   7.50%, senior notes, due 1/15/09 ...............   1,509,600
       3,055,000  MidAmerican Energy Holdings Co.
                   3.50%, senior notes, due 5/15/08 ...............   2,951,686
                  Pacific Gas and Electric Co.:
         215,000   3.60%, first mortgage notes, due 3/1/09 ........     209,231
         745,000   4.20%, first mortgage notes, due 3/1/11 ........     719,251
                                                                      8,077,929
Electronic Components - Semiconductors - 0.6%
                  Freescale Semiconductor, Inc.:
         930,000   4.38%, senior notes, due 7/15/09 (144A)(omega)..     952,088
         930,000   6.875%, senior notes, due 7/15/11 (144A) .......     936,975
       2,485,000   7.125%, senior notes, due 7/15/14 (144A) .......   2,522,275
                                                                      4,411,338
Finance - Auto Loans - 0.4%
                  General Motors Acceptance Corp.:
       1,350,000   4.375%, notes, due 12/10/07 ....................   1,338,914
       1,440,000   6.875%, notes, due 8/28/12 .....................   1,465,921
                                                                      2,804,835

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  33

Janus Adviser Balanced Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Consumer Loans - 0.3%
      $2,060,000  Household Finance Corp., 4.75%
                   notes, due 5/15/09 .............................$  2,088,444
Finance - Credit Card - 0.2%
       1,570,000  American Express Co., 4.875%
                   notes, due 7/15/13 .............................   1,539,540
Finance - Investment Bankers/Brokers - 0.5%
         433,000  Charles Schwab Corp., 8.05%
                   senior notes, due 3/1/10 .......................     495,638
                  Citigroup, Inc.:
       2,113,000   7.25%, subordinated notes, due 10/1/10 .........   2,401,650
         865,000   6.625%, subordinated notes, due 6/15/32 ........     909,832
                                                                      3,807,120
Finance - Mortgage Loan Banker - 0.3%
       2,590,000  Countrywide Financial Corp., 2.875%
                   company guaranteed notes, due 2/15/07 ..........   2,551,290
Food - Diversified - 0.8%
                  Dean Foods Co.:
         895,000   8.15%, senior notes, due 8/1/07 ................     971,075
       2,480,000   6.625%, senior notes, due 5/15/09 ..............   2,566,800
         398,000   6.90%, senior notes, due 10/15/17 ..............     397,005
                  Kellogg Co.:
       1,275,000   2.875%, senior notes, due 6/1/08 ...............   1,231,062
         700,000   7.45%, debentures, due 4/1/31 ..................     820,507
                                                                      5,986,449
Food - Retail - 0.1%
         579,000  Fred Meyer, Inc., 7.45%
                   company guaranteed notes, due 3/1/08 ...........     643,581
Food - Wholesale/Distribution - 0.1%
         750,000  Pepsi Bottling Holdings, Inc., 5.625%
                   company guaranteed notes
                   due 2/17/09 (144A) .............................     795,618
Hotels and Motels - 0.1%
         780,000  John Q. Hamons Hotels, Inc., 8.875%
                   first mortgage notes, due 5/15/12 ..............     858,975
Independent Power Producer - 0.4%
       2,825,000  Reliant Energy, Inc., 9.25%
                   secured notes, due 7/15/10 .....................   3,008,625
Insurance Brokers - 0.2%
       1,500,000  Marsh & McLennan Companies, Inc., 5.375%
                   senior notes, due 3/15/07 ......................   1,576,160
Investment Companies - 0.2%
       1,505,000  Credit Suisse First Boston USA, Inc., 3.875%
                   notes, due 1/15/09 .............................   1,477,743
Medical - HMO - 0.1%
         596,000  UnitedHealth Group, Inc., 5.20%
                   notes, due 1/17/07 .............................     621,335
Multi-Line Insurance - 0.2%
       1,430,000  AIG SunAmerica Global Financial IX, Inc.
                   5.10%, notes, due 1/17/07 (144A) ...............   1,483,529
Multimedia - 1.3%
       1,385,000  Historic TW, Inc., 9.15%
                   debentures, due 2/1/23 .........................   1,727,177
                  Time Warner, Inc.:
       3,916,000   5.625%, company guaranteed notes
                   due 5/1/05 .....................................   4,003,393
       2,595,000   6.15%, company guaranteed notes
                   due 5/1/07 .....................................   2,753,150
       1,765,000   7.70%, company guaranteed notes
                   due 5/1/32 .....................................   1,960,583
                                                                     10,444,303
Music - 0%
         285,000  Warner Music Group, 7.375%
                   senior subordinated notes
                   due 4/15/14 (144A) .............................     272,175
Oil - Field Services - 0.1%
         730,000  Hanover Equipment Trust 2001A, 8.50%
                   secured notes, due 9/1/08(omega) ...............     779,275
Paper and Related Products - 0.2%
       1,600,000  Georgia-Pacific Corp., 8.875%
                   company guaranteed notes, due 2/1/10 ...........   1,836,000
Pharmacy Services - 0.5%
       3,600,000  Medco Health Solutions, Inc., 7.25%
                   senior notes, due 8/15/13 ......................   3,881,520
Pipelines - 0.7%
       4,015,000  El Paso Corp., 7.00%
                   senior notes, due 5/15/11 ......................   3,613,500
       1,870,000  Sonat, Inc., 6.875%, notes, due 6/1/05 ..........   1,870,000
                                                                      5,483,500
Retail - Apparel and Shoe - 0.4%
       3,000,000  Gap, Inc., 6.90%, notes, due 9/15/07 ............   3,240,000
Retail - Building Products - 0.4%
       2,735,000  Home Depot, Inc., 6.50%, senior notes
                   due 9/15/04 ....................................   2,750,127
Retail - Discount - 0.7%
                  Wal-Mart Stores, Inc.:
       3,330,000   5.45%, senior notes, due 8/1/06 ................   3,487,140
       1,700,000   6.875%, senior notes, due 8/10/09 ..............   1,903,454
                                                                      5,390,594
Retail - Major Department Stores - 0.1%
         830,000  May Department Stores Co., 4.80%
                   notes, due 7/15/09 (144A) ......................     834,753
Specified Purpose Acquisition Company - 0.1%
         665,000  Gemstone Investor, Ltd., 7.71%
                   company guaranteed notes
                   due 10/31/04 (144A) ............................     669,988
Telecommunication Services - 0.2%
       1,850,000  Verizon Global Funding Corp., 4.00%
                   notes, due 1/15/08 .............................   1,859,973
Television - 0.4%
       2,965,000  British Sky Broadcasting Group PLC, 6.875%
                   company guaranteed notes, due 2/23/09** ........   3,250,482
Textile-Home Furnishings - 0.3%
       1,920,000  Mohawk Industries, Inc., 7.20%
                   notes, due 4/15/12 .............................   2,147,624
Transportation - Railroad - 0.2%
         515,000  Canadian National Railway Co., 4.25%
                   notes, due 8/1/09 ..............................     512,230
       1,035,000  Canadian National Railway Co., 6.25%
                   bonds, due 8/1/34 ..............................   1,038,488
                                                                      1,550,718
Wireless Equipment - 0.3%
       1,920,000  American Tower Corp., 9.375%
                   senior notes, due 2/1/09 .......................   2,049,600
--------------------------------------------------------------------------------
 Total Corporate Bonds (cost $169,482,065) ........................ 172,249,576
--------------------------------------------------------------------------------
Rights - 0%
Cable Television - 0%
               1  Liberty Media International, Inc. - Class A*
                   (cost $0) ......................................           6
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements


34  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Warrants - 0%
Finance - Other Services - 0%
             189  Ono Finance PLC - expires 5/31/09 (144A)*,**,ss.
                   (cost $0) ......................................  $        2
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.9%
                  Fannie Mae:
      $5,875,000   2.00%, due 1/15/06 .............................   5,826,854
       7,810,000   2.125%, due 4/15/06 ............................   7,732,940
       4,855,000   5.50%, due 5/2/06 ..............................   5,073,057
       1,815,000   4.75%, due 1/2/07 ..............................   1,877,616
       4,600,000   5.00%, due 1/15/07 .............................   4,802,538
       3,620,000   3.25%, due 11/15/07 ............................   3,590,533
       1,185,000   2.50%, due 6/15/08 .............................   1,131,329
       2,765,000   5.25%, due 1/15/09 .............................   2,908,144
         930,000   6.375%, due 6/15/09 ............................   1,023,976
       2,297,000   6.25%, due 2/1/11 ..............................   2,487,453
       5,046,000   5.375%, due 11/15/11 ...........................   5,270,865
       3,535,000  Federal Home Loan Bank System, 2.25%
                   due 5/15/06 ....................................   3,501,789
                  Freddie Mac:
       2,575,000   4.25%, due 6/15/05 .............................   2,619,249
       7,130,000   1.875%, due 2/15/06 ............................   7,047,520
       7,750,000   2.375%, due 4/15/06 ............................   7,705,011
       1,900,000   5.75%, due 4/15/08 .............................   2,028,497
         530,000   5.75%, due 3/15/09 .............................     568,774
         665,000   7.00%, due 3/15/10 .............................     755,137
         975,000   5.875%, due 3/21/11 ............................   1,036,138
       1,777,000   6.25%, due 7/15/32 .............................   1,907,551
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $68,746,551) .................  68,894,971
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 8.7%
       1,850,000   6.50%, due 5/15/05 .............................   1,914,966
       4,325,000   4.625%, due 5/15/06 ............................   4,478,741
       1,595,000   2.625%, due 5/31/06 ............................   1,591,885
       5,125,000   3.50%, due 11/15/06 ............................   5,200,276
       3,280,000   2.625%, due 5/15/08 ............................   3,193,772
       4,370,000   5.625%, due 5/15/08 ............................   4,717,210
       2,155,000   3.125%, due 4/15/09 ............................   2,106,765
       4,925,000   6.00%, due 8/15/09 .............................   5,437,702
       1,795,000   5.75%, due 8/15/10 .............................   1,968,401
       2,065,000   5.00%, due 8/15/11 .............................   2,173,896
       5,119,000   7.25%, due 5/15/16# ............................   6,255,576
         887,000   8.125%, due 8/15/19 ............................   1,175,067
       3,924,000   7.875%, due 2/15/21# ...........................   5,124,654
       3,444,000   7.25%, due 8/15/22 .............................   4,270,694
       5,155,000   6.25%, due 8/15/23# ............................   5,782,059
       4,166,000   6.00%, due 2/15/26# ............................   4,548,264
       2,188,000   5.25%, due 2/15/29 .............................   2,175,437
       2,768,000   6.25%, due 5/15/30 .............................   3,141,896
       2,330,000   5.375%, due 2/15/31 ............................   2,386,430
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $67,266,213) ................  67,643,691
--------------------------------------------------------------------------------
Other Securities - 3.5%
      27,445,408  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $27,445,408) ............  27,445,408
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 3.3%
                  Fannie Mae
     $25,700,000   1.28%, 8/2/04 (amortized cost $25,699,086) .....  25,699,086
--------------------------------------------------------------------------------
Total Investments (total cost $733,942,133) - 102.8% .............. 796,516,535
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.8)% ... (21,553,670)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$774,962,865
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                            Market Value       % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                           $ 22,872,265                     2.9%
Canada                              11,631,449                     1.4%
Cayman Islands                         669,988                     0.1%
France                              16,386,341                     2.0%
Luxembourg                          11,020,329                     1.4%
South Korea                          6,118,615                     0.8%
Switzerland                         26,888,787                     3.4%
United Kingdom                      16,383,604                     2.1%
United States++                    684,545,157                    85.9%
--------------------------------------------------------------------------------
Total                             $796,516,535                   100.0%

++Includes Short-Term Securities (79.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2004

Currency Sold and               Currency              Currency       Unrealized
Settlement Date               Units Sold       Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/27/04          2,250,000           $ 4,068,823        $(28,748)
British Pound 11/19/04         1,600,000             2,880,404           5,831
Euro 9/27/04                   6,100,000             7,337,354          83,232
Korean Won 11/12/04        2,000,000,000             1,699,909         (13,284)
Korean Won 11/15/04        4,250,000,000             3,611,796         (78,010)
--------------------------------------------------------------------------------
Total                                              $19,598,286        $(30,979)

See notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  35

Janus Adviser Worldwide Fund (unaudited)

--------------------------------------------------------------------------------
Fund Strategy

Offering true geographic diversification in a single portfolio, Janus Adviser Worldwide Fund seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component to balance risk.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Jason Yee
                                                               portfolio manager

Performance Overview

During the 12 months ended July 31, 2004, Janus Adviser Worldwide Fund returned 7.20% for its I Shares and 6.68% for its C Shares, while its benchmark, the Morgan Stanley Capital International World Index(SM), returned 17.58%.

The performance of developed markets such as the United States, Western Europe, and Japan was relatively uneventful during the period. However, the same could not be said for the emerging markets, which were pressured by multiple factors, including concerns over slowing Chinese economic growth, surprising election results in India and higher interest rates in the U.S. The eroding confidence in these two major emerging Asian economies also had consequent negative effects on other developing regions across the world. Because the Fund was significantly overweight versus the Morgan Stanley Capital International World Index(SM) in emerging markets, it substantially underperformed the Index. This volatility endemic in the emerging markets is one reason I firmly believe the Fund needs to change its current investment direction and risk tolerances, and as the Fund's new manager - a role I assumed on July 1, 2004 - I have already begun to execute on this strategy.

Other factors holding back the Fund's relative performance included weak results posted by select technology hardware and equipment holdings, as well as disappointments among our energy and materials stocks.

Strategy in This Environment

Given that I did not assume management for the Fund until the last month of the period, rather than discussing why the Fund was positioned the way it was during the fiscal year, I'd prefer to discuss my investment strategy going forward.

Portfolio construction will initially be the most visible change from a shareholder's vantage point. Whereas I inherited a portfolio of 140 holdings, I have reduced this number substantially and would expect to ultimately focus on a portfolio of 40-70 investments. Whereas portfolio turnover was previously over 100%, I would expect that, over time, turnover will come down to 30-40%, in line with our longer, two- to three-year investment time horizon. I believe there are numerous benefits to a more long-term oriented, concentrated portfolio of investments, including risk control and analytical resource allocation, not to mention the positive residual effects of reduced tax and expense burdens.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                                 July 31, 2004     July 31, 2003
Standard and Poor's Depositary
 Receipts                                            5.1%                  --
NASDAQ-100 Index Tracking Stock                      4.4%                  --
Reliance Industries, Ltd.                            3.7%                 1.5%
JPMorgan Chase & Co.                                 2.7%                  --
Walt Disney Co.                                      2.5%                 0.5%
Tyco International, Ltd.
 (New York Shares)                                   2.3%                 0.7%
Companhia Vale do Rio Doce (ADR)                     2.2%                 0.6%
Nestle S.A.                                          2.1%                  --
Diageo PLC                                           2.0%                  --
British Sky Broadcasting Group PLC                   1.8%                 0.3%

The Fund's risk-management strategy, as referenced above, will also change subtly going forward. Without raising complex issues beyond the scope of this letter, let me simply say that while it is impossible to eliminate risk in investing, what I try to do is manage this risk. I do this by focusing my attention on "business risk" - risk specific to a firm or business model that can be assessed through rigorous analysis of financial statements, exhaustive research of the industry, competitors, and suppliers, and a highly disciplined approach to valuation. By my estimation, it is perfectly reasonable to analyze and value a business, but difficult, if not impossible, to properly analyze and value macro factors such as economies, countries, interest rates, currencies, or politics. A significant portion of the risk inherent in emerging markets falls into the latter category of non-business risk. These holdings already have been reduced significantly in the Fund and are now at what I feel are more manageable levels. I wish to share my two main thoughts on risk management. First of all, the absolute level of risk in the Fund is being reduced in the short term in an effort to stabilize the Fund. Second, it is my belief that downside risk can be managed without sacrificing commensurate reward and upside potential. I believe both of these should be positive for shareholders going forward.


36  Janus Adviser Series  July 31, 2004

(unaudited)

However, the ultimate, fundamental driver for future performance is a solid investment process and the resultant stock selection. I'd like to highlight a few general points that may be helpful in understanding my investment philosophy and process for the Fund:

o I seek to make long-term investments in businesses around the world at attractive prices.

o I seek to invest in businesses with sustainable competitive advantages, solid financial performance and shareholder-friendly management teams.

o I believe that disciplined valuation analysis in determining attractive prices helps mitigate downside risk in the Fund.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                       Janus Adviser          Morgan Stanley Capital
                                       Worldwide Fund      International World Index(SM)
                                       --------------      -----------------------------
Investment Companies                        9.5%                      0.0%
Medical Drugs                               7.4%                      6.4%
Finance - Investment Bankers/Brokers        4.7%                      3.2%
Diversified Operations                      4.6%                      4.2%
Brewery                                     4.4%                      0.5%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

United States                               28.3%
Japan                                       15.0%
United Kingdom                              14.3%
India                                        6.0%
Switzerland                                  5.9%

Portfolio Composition

As of July 31, 2004, the Fund was invested primarily in overseas companies, representing 66.2% of total net assets. 13.5% percent of this overseas allocation was invested in emerging markets. Meanwhile, domestic stocks represented 28.3% of total net assets. The Fund's cash position on this date was 5.5% and its top 10 equity holdings accounted for 28.8% of total net assets.

Strong performers included select pharmaceutical companies and banks

Among the stocks that made the largest positive contribution to the Fund's performance during the period was Roche Holdings, the Swiss-based pharmaceutical company that, together with its majority owned partner Genentech, holds the worldwide distribution rights to a new cancer drug, Avastin. After years of suffering from a weak pipeline, Roche now appears to have one of the stronger oncology pipelines in the sector.

Another strong performer was Mitsubishi Tokyo Financial Group, which benefited from significant leverage to improvements in both Japan's economy and its financial markets.

Weak performers included a European drug company

Not all of the Fund's pharmaceutical holdings performed to our expectations. European drug company Altana gave ground as a result of regulatory uncertainty and persistent concerns about the viability of development pipelines across the industry. Although we believe Altana appears to have some interesting drug pipeline opportunities, we have trimmed our position in the stock as we are finding better risk/reward opportunities elsewhere.

Investment Strategy and Outlook

On a closing note, I assure you that I am singularly focused on executing a new investment process, and if I get the process right, I am confident results should follow. However, my own singular focus on restoring Fund performance is also shared by everyone on the Janus team. It will take a lot of hard work and dedication by not just me, but many other talented and committed individuals. I am fortunate to be supported by the entire depth of the Janus research group and am particularly privileged to be working closely with the team who has long supported our international and global efforts. But delivering on our objectives may also require new resources and an efficient organizational structure to best leverage our research capabilities and we are in the midst of further strengthening the team in an effort to benefit shareholders for the years to come.

It is an honor and privilege to be working on your behalf, and I can certainly promise that we will work tirelessly seeking to deliver the solid performance that you should expect and demand of us.

Thank you for your continued support and confidence.


                                         Janus Adviser Series  July 31, 2004  37

Janus Adviser Worldwide Fund (unaudited)

================================================================================
                          Initial investment of $10,000

   [The following table was depicted as a bar chart in the printed material.]

                          Janus Adviser Worldwide     Morgan Stanley Capital
                              Fund - I Shares      International World Index(SM)
                          -----------------------  -----------------------------
 9/13/1993*                        $10,000                   $10,000
 9/30/1993                         $10,293                   $ 9,900
10/31/1993                         $10,889                   $10,171
11/30/1993                         $10,880                   $ 9,593
12/31/1993                         $11,773                   $10,060
 1/31/1994                         $12,382                   $10,721
 2/28/1994                         $12,152                   $10,580
 3/31/1994                         $11,762                   $10,122
 4/30/1994                         $12,095                   $10,432
 5/31/1994                         $11,908                   $10,457
 6/30/1994                         $11,534                   $10,425
 7/31/1994                         $11,692                   $10,621
 8/31/1994                         $12,189                   $10,938
 9/30/1994                         $12,050                   $10,649
10/31/1994                         $12,400                   $10,949
11/30/1994                         $12,052                   $10,472
12/31/1994                         $11,925                   $10,571
 1/31/1995                         $11,580                   $10,409
 2/28/1995                         $11,680                   $10,559
 3/31/1995                         $11,884                   $11,065
 4/30/1995                         $12,176                   $11,448
 5/31/1995                         $12,416                   $11,543
 6/30/1995                         $12,970                   $11,537
 7/31/1995                         $13,887                   $12,112
 8/31/1995                         $14,105                   $11,840
 9/30/1995                         $14,366                   $12,182
10/31/1995                         $14,214                   $11,987
11/30/1995                         $14,431                   $12,401
12/31/1995                         $15,110                   $12,761
 1/31/1996                         $15,574                   $12,989
 2/29/1996                         $15,929                   $13,066
 3/31/1996                         $16,387                   $13,280
 4/30/1996                         $17,073                   $13,590
 5/31/1996                         $17,764                   $13,599
 6/30/1996                         $18,124                   $13,665
 7/31/1996                         $17,514                   $13,179
 8/31/1996                         $18,200                   $13,328
 9/30/1996                         $18,449                   $13,847
10/31/1996                         $18,587                   $13,941
11/30/1996                         $19,418                   $14,719
12/31/1996                         $19,381                   $14,481
 1/31/1997                         $20,194                   $14,653
 2/28/1997                         $20,486                   $14,819
 3/31/1997                         $20,484                   $14,523
 4/30/1997                         $20,521                   $14,995
 5/31/1997                         $21,729                   $15,917
 6/30/1997                         $22,877                   $16,709
 7/31/1997                         $23,970                   $17,475
 8/31/1997                         $22,556                   $16,304
 9/30/1997                         $24,342                   $17,187
10/31/1997                         $23,067                   $16,279
11/30/1997                         $23,087                   $16,565
12/31/1997                         $23,439                   $16,764
 1/31/1998                         $24,332                   $17,228
 2/28/1998                         $26,188                   $18,391
 3/31/1998                         $27,502                   $19,164
 4/30/1998                         $28,194                   $19,349
 5/31/1998                         $29,027                   $19,103
 6/30/1998                         $29,699                   $19,554
 7/31/1998                         $29,957                   $19,520
 8/31/1998                         $25,716                   $16,914
 9/30/1998                         $24,899                   $17,210
10/31/1998                         $26,099                   $18,763
11/30/1998                         $27,806                   $19,876
12/31/1998                         $30,061                   $20,844
 1/31/1999                         $31,923                   $21,297
 2/28/1999                         $30,847                   $20,727
 3/31/1999                         $32,067                   $21,587
 4/30/1999                         $32,564                   $22,435
 5/31/1999                         $31,757                   $21,613
 6/30/1999                         $33,826                   $22,618
 7/31/1999                         $33,774                   $22,547
 8/31/1999                         $33,888                   $22,503
 9/30/1999                         $34,633                   $22,282
10/31/1999                         $37,271                   $23,437
11/30/1999                         $42,598                   $24,094
12/31/1999                         $49,198                   $26,041
 1/31/2000                         $48,598                   $24,547
 2/29/2000                         $55,570                   $24,610
 3/31/2000                         $54,639                   $26,308
 4/30/2000                         $50,677                   $25,192
 5/31/2000                         $47,398                   $24,552
 6/30/2000                         $50,092                   $25,375
 7/31/2000                         $48,990                   $24,658
 8/31/2000                         $51,189                   $25,457
 9/30/2000                         $47,420                   $24,100
10/31/2000                         $45,950                   $23,694
11/30/2000                         $42,035                   $22,252
12/31/2000                         $41,990                   $22,609
 1/31/2001                         $43,435                   $23,045
 2/28/2001                         $38,333                   $21,094
03/31/2001                         $35,285                   $19,705
 4/30/2001                         $38,423                   $21,158
 5/31/2001                         $38,209                   $20,882
06/30/2001                         $36,821                   $20,225
 7/31/2001                         $35,308                   $19,955
 8/31/2001                         $32,859                   $18,994
 9/30/2001                         $29,642                   $17,318
10/31/2001                         $30,601                   $17,648
11/30/2001                         $32,407                   $18,690
12/31/2001                         $33,141                   $18,805
01/31/2002                         $31,672                   $18,234
02/28/2002                         $31,355                   $18,073
03/31/2002                         $32,813                   $18,906
04/30/2002                         $31,073                   $18,228
05/31/2002                         $30,835                   $18,259
06/30/2002                         $28,801                   $17,148
07/31/2002                         $26,223                   $15,701
 8/31/2002                         $26,450                   $15,728
 9/30/2002                         $23,748                   $13,996
10/31/2002                         $24,856                   $15,027
11/30/2002                         $25,737                   $15,835
12/31/2002                         $24,524                   $15,066
 1/31/2003                         $23,378                   $14,607
 2/28/2003                         $22,776                   $14,351
03/31/2003                         $22,436                   $14,304
 4/30/2003                         $24,116                   $15,571
 5/31/2003                         $25,557                   $16,458
06/30/2003                         $26,022                   $16,740
07/31/2003                         $26,578                   $17,078
 8/31/2003                         $26,885                   $17,445
09/30/2003                         $26,748                   $17,550
10/31/2003                         $28,258                   $18,590
11/30/2003                         $28,553                   $18,871
12/31/2003                         $30,124                   $20,053
 1/31/2004                         $30,751                   $20,375
 2/29/2004                         $31,197                   $20,716
 3/31/2004                         $31,745                   $20,579
 4/30/2004                         $29,975                   $20,157
 5/31/2004                         $29,313                   $20,341
 6/30/2004                         $29,062                   $20,759
 7/31/2004                         $28,491                   $20,081

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------

                                    Calendar         One           Five           Ten          Since
                                  Year-to-Date       Year          Year           Year       Inception*
-------------------------------------------------------------------------------------------------------
Janus Adviser Worldwide
Fund - I Shares                      (5.42)%         7.20%        (3.34)%         9.32%        10.10%
-------------------------------------------------------------------------------------------------------
Janus Adviser Worldwide
Fund - C Shares at NAV               (5.67)%         6.68%        (4.06)%         8.72%         9.43%
-------------------------------------------------------------------------------------------------------
Janus Adviser Worldwide
Fund - C Shares at MOP               (7.54)%         4.52%        (4.26)%         8.61%         9.33%
-------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
International World Index(SM)         0.14%         17.58%        (2.29)%         6.58%         6.62%
-------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Global Funds                           N/A         297/311        136/180          N/A           N/A

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C Shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                   Beginning Account Value               Ending Account Value            Expenses Paid During Period
Expense Example - I Shares                (2/1/04)                            (7/31/04)                        (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                  $1,000.00                              $926.87                                $5.75
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)             $1,000.00                            $1,018.90                                $6.02
------------------------------------------------------------------------------------------------------------------------------------

                                   Beginning Account Value               Ending Account Value            Expenses Paid During Period
Expense Example -C Shares                 (2/1/04)                            (7/31/04)                        (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                  $1,000.00                              $924.74                                $8.14
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)             $1,000.00                            $1,016.41                                $8.52
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.20% for I Shares and 1.70% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

For I Shares, a 2% redemption fee may be imposed on shares held for 3 months or less.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Effective July 1, 2004, Laurence Chang is no longer the portfolio manager of Janus Adviser Worldwide Fund, and Jason Yee is now the portfolio manager.


38  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 93.7%
Advertising Agencies - 0.5%
         278,050  Interpublic Group of Companies, Inc.* ...........$  3,556,260
Advertising Services - 1.5%
       1,132,201  WPP Group PLC** .................................  10,469,234
Apparel Manufacturers - 1.0%
         610,832  Burberry Group PLC** ............................   4,165,369
          15,570  Hermes International ............................   3,006,776
                                                                      7,172,145
Automotive - Cars and Light Trucks - 1.3%
         757,000  Nissan Motor Company, Ltd.** ....................   8,163,959
         107,059  Tata Motors, Ltd ................................     976,978
                                                                      9,140,937
Automotive - Truck Parts and Equipment - Original - 0.3%
          50,900  Autoliv, Inc. (SDR) .............................   2,115,886
Beverages - Wine and Spirits - 2.0%
       1,154,942  Diageo PLC** ....................................  14,312,861
Brewery - 4.4%
         207,105  Anheuser-Busch Companies, Inc ...................  10,748,750
         206,000  Asahi Breweries, Ltd.** .........................   2,188,363
         418,418  Heineken N.V ....................................  13,112,715
         499,000  Kirin Brewery Company, Ltd.** ...................   4,880,086
                                                                     30,929,914
Broadcast Services and Programming - 1.2%
         186,631  Grupo Televisa S.A. (ADR) .......................   8,771,657
Cable Television - 0.6%
         164,735  Comcast Corp. - Special Class A* ................   4,414,898
Chemicals - Specialty - 1.4%
          13,264  Givaudan S.A.** .................................   7,599,572
          32,171  Syngenta A.G.** .................................   2,659,228
                                                                     10,258,800
Commercial Banks - 4.3%
         290,284  Anglo Irish Bank Corporation PLC ................   4,578,281
         695,000  DBS Group Holdings, Ltd .........................   6,260,352
          95,960  Hana Bank .......................................   1,821,558
           1,045  Mitsubishi Tokyo Financial Group, Inc.** ........   9,347,854
         116,452  Royal Bank of Scotland Group PLC** ..............   3,273,835
          83,602  UBS A.G.** ......................................   5,593,724
                                                                     30,875,604
Cosmetics and Toiletries - 1.6%
         313,000  Kao Corp.** .....................................   7,750,931
         282,000  Shiseido Company, Ltd.** ........................   3,504,284
                                                                     11,255,215
Diversified Minerals - 3.0%
      12,983,510  Caemi Mineracao e Metalurgica S.A ...............   5,716,957
         289,915  Companhia Vale do Rio Doce (ADR)*,# .............  15,626,418
                                                                     21,343,375
Diversified Operations - 4.6%
          66,877  Louis Vuitton Moet Hennessy S.A.# ...............   4,565,285
         896,375  Smiths Group PLC** ..............................  11,899,070
         519,515  Tyco International, Ltd. (New York Shares) ......  16,104,965
                                                                     32,569,320
Drug Delivery Systems - 0.6%
         158,773  Hospira, Inc.* ..................................   4,113,808
E-Commerce/Services - 0.4%
          97,645  IAC/InterActiveCorp* ............................   2,665,709
Electric - Integrated - 0.3%
         144,137  Reliance Energy, Ltd ............................   1,812,785
Electric Products - Miscellaneous - 1.1%
          21,510  Samsung Electronics Company, Ltd ................   7,669,662
Electronic Components - Miscellaneous - 2.8%
       1,208,200  Hon Hai Precision Industry Company, Ltd .........   4,354,354
         439,603  Koninklijke (Royal) Philips Electronics N.V .....  10,659,288
         154,020  Koninklijke (Royal) Philips Electronics N.V.
                   (New York Shares)# .............................   3,731,905
          52,200  Omron Corp.** ...................................   1,117,016
                                                                     19,862,563
Electronic Components - Semiconductors - 0.1%
       1,278,000  Chartered Semiconductor
                   Manufacturing, Ltd.* ...........................     757,553
Electronic Connectors - 0.2%
          13,000  Hirose Electric Company, Ltd.** .................   1,259,701
Finance - Investment Bankers/Brokers - 4.7%
         246,925  Citigroup, Inc ..................................  10,886,923
         507,018  JPMorgan Chase & Co .............................  18,926,983
         259,000  Nomura Holdings, Inc.** .........................   3,550,778
                                                                     33,364,684
Finance - Mortgage Loan Banker - 1.7%
         127,075  Freddie Mac .....................................   8,172,193
         293,219  Housing Development Finance
                   Corporation, Ltd ...............................   3,635,916
                                                                     11,808,109
Food - Catering - 1.2%
       1,470,796  Compass Group PLC** .............................   8,551,916
Food - Diversified - 4.2%
         455,890  Cadbury Schweppes PLC** .........................   3,732,624
         129,985  Kraft Foods, Inc. - Class A# ....................   3,971,042
          58,302  Nestle S.A.** ...................................  14,901,906
         115,692  Unilever N.V ....................................   7,124,544
                                                                     29,730,116
Human Resources - 0.2%
         120,362  Vedior N.V ......................................   1,767,898
Investment Companies - 9.5%
         899,400  NASDAQ-100 Index Tracking Stock# ................  31,407,048
         325,860  Standard and Poor's Depositary Receipts# ........  36,111,805
                                                                     67,518,853
Medical - Drugs - 7.4%
         132,045  Abbott Laboratories .............................   5,195,971
         105,984  Altana A.G ......................................   5,754,730
          33,645  Aventis S.A.# ...................................   2,612,693
         220,400  Chugai Pharmaceutical Company, Ltd.** ...........   3,458,612
         367,223  GlaxoSmithKline PLC** ...........................   7,459,049
         115,819  Roche Holding A.G.** ............................  11,451,989
         133,900  Sankyo Company, Ltd.** ..........................   2,889,323
          78,242  Sanofi-Synthelabo S.A.# .........................   5,190,386
         175,700  Takeda Pharmaceutical Company, Ltd.** ...........   8,213,153
                                                                     52,225,906
Medical - HMO - 2.7%
         133,905  Anthem, Inc.*,# .................................  11,043,145
         131,720  UnitedHealth Group, Inc .........................   8,285,188
                                                                     19,328,333
Medical - Hospitals - 0.5%
         181,810  Health Management Associates, Inc. -
                   Class A # ......................................   3,647,109

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  39

Janus Adviser Worldwide Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Money Center Banks - 1.1%
       1,344,580  ICICI Bank, Ltd .................................$  7,735,503
Multimedia - 3.8%
         222,937  News Corporation, Ltd ...........................   1,907,818
         293,619  Vivendi Universal S.A.* .........................   7,342,243
         771,525  Walt Disney Co ..................................  17,814,512
                                                                     27,064,573
Office Automation and Equipment - 1.0%
         150,000  Canon, Inc.** ...................................   7,321,340
Oil Companies - Exploration and Production - 0.7%
         206,519  Talisman Energy, Inc ............................   4,902,690
Oil Companies - Integrated - 4.1%
         869,455  BP PLC** ........................................   8,158,254
         734,540  PTT Public Company, Ltd(sigma) ..................   2,719,860
         327,277  Suncor Energy, Inc ..............................   9,451,385
          44,894  Total S.A. - Class B ............................   8,718,279
                                                                     29,047,778
Petrochemicals - 3.9%
          11,020  Indian Petrochemicals Corp ......................      41,763
          25,220  LG Chem, Ltd ....................................     839,948
          20,670  LG Petrochemical Company, Ltd ...................     433,902
       2,481,078  Reliance Industries, Ltd ........................  26,156,313
                                                                     27,471,926
Property and Casualty Insurance - 3.2%
             722  Millea Holdings, Inc.** .........................  10,623,839
         704,000  Mitsui Sumitomo Insurance Company, Ltd.** .......   6,505,944
         589,000  Sompo Japan Insurance, Inc.** ...................   5,807,824
                                                                     22,937,607
Publishing - Books - 1.5%
       1,182,010  Reed Elsevier PLC** .............................  10,467,682
Reinsurance - 1.6%
           3,651  Berkshire Hathaway, Inc. - Class B* .............  10,565,994
          29,759  Hannover Rueckversicherung A.G ..................     942,285
                                                                     11,508,279
Retail - Discount - 0.7%
       1,644,900  Wal-Mart de Mexico S.A. de C.V ..................   5,009,350
Soap and Cleaning Preparations - 0.8%
         209,936  Reckitt Benckiser PLC** .........................   5,741,629
Telephone - Integrated - 1.5%
           2,089  Nippon Telegraph & Telephone Corp.** ............  10,402,360
Television - 1.8%
       1,194,694  British Sky Broadcasting Group PLC** ............  13,132,681
Tobacco - 0.6%
          99,479  ITC, Ltd ........................................   2,219,320
             263  Japan Tobacco, Inc.** ...........................   2,008,102
                                                                      4,227,422
Toys - 2.1%
         433,615  Mattel, Inc .....................................   7,596,935
          67,700  Nintendo Company, Ltd.** ........................   7,532,008
                                                                     15,128,943
--------------------------------------------------------------------------------
Total Common Stock (Cost $627,265,113) ............................ 665,370,574
--------------------------------------------------------------------------------
Preferred Stock - 0.8%
Multimedia - 0.3%
          64,235  News Corporation,Ltd. (ADR) .....................   2,040,746
Soap and Cleaning Preparations - 0.5%
          46,868  Henkel KGaA .....................................   3,447,670
--------------------------------------------------------------------------------
Total Preferred Stock (Cost $6,008,953) ...........................   5,488,416
--------------------------------------------------------------------------------
Other Securities - 10.3%
     $73,308,223  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $73,308,223) ............  73,308,223
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 6.5%
                  Fannie Mae
      46,100,000   1.28%, 8/2/04
                   (amortized cost $46,098,361) ...................  46,098,361
--------------------------------------------------------------------------------
Total Investments (total cost $752,680,650) - 111.3% .............. 790,265,574
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (11.3)% .. (80,357,617)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$709,907,957
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                            Market Value       % of Investment Securities
--------------------------------------------------------------------------------
Australia                          $  3,948,564                    0.5%
Bermuda                              16,104,965                    2.0%
Brazil                               21,343,375                    2.7%
Canada                               14,354,075                    1.8%
France                               31,435,662                    4.0%
Germany                              10,144,685                    1.3%
India                                42,578,578                    5.4%
Ireland                               4,578,281                    0.6%
Japan                               106,525,478                   13.5%
Mexico                               13,781,007                    1.7%
Netherlands                          36,396,350                    4.6%
Singapore                             7,017,905                    0.9%
South Korea                          10,765,070                    1.4%
Switzerland                          42,206,420                    5.3%
Taiwan                                4,354,354                    0.6%
Thailand                              2,719,860                    0.3%
United Kingdom                      101,364,203                   12.8%
United States++                     320,646,742                   40.6%
--------------------------------------------------------------------------------
Total                              $790,265,574                  100.0%

++Includes Short-Term Securities (25.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2004

Currency Sold and                Currency             Currency       Unrealized
Settlement Date                Units Sold      Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/15/04          3,000,000          $ 5,416,646       $ (133,646)
British Pound 11/19/04          9,400,000           16,922,375          149,395
Japanese Yen 8/6/04         2,280,000,000           20,463,091          235,088
Japanese Yen 9/27/04        1,000,000,000            8,996,901          265,531
Japanese Yen 10/15/04         500,000,000            4,502,755          122,977
Swiss Franc 9/27/04            23,100,000           18,097,170          666,716
Swiss Franc 10/15/04            1,700,000            1,332,664          (22,957)
--------------------------------------------------------------------------------
Total                                              $75,731,602       $1,283,104

See Notes to Schedules of Investments and Financial Statements


40  Janus Adviser Series  July 31, 2004

Janus Adviser International Growth Fund (unaudited)

--------------------------------------------------------------------------------
Fund Strategy

Janus Adviser International Growth Fund invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Brent Lynn
                                                               portfolio manager

Performance Overview

The international markets climbed higher during the 12 months ended July 31, 2004, as a result of an improving global economy and sharp increases in corporate profits. Janus Adviser International Growth Fund produced solid gains in this environment, yet underperformed its benchmark, returning 20.76% for its I Shares and 20.75% for its C Shares, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, returned 25.05%.

The gap in performance between the Fund and the Index was partially due to its much larger than index weighting in semiconductor stocks. The Fund's results were also held back by the negative returns posted by several of its technology hardware and equipment stocks. Meanwhile, good stock-picking in the materials and banking sectors areas worked to our advantage.

Strategy in This Environment

The investment strategy of the Fund remains unchanged. I continue to invest in international growth companies I believe have sustainable franchises, faster than industry growth prospects, shareholder-focused management teams, strong cash flow generation, and reasonable valuations.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                              July 31, 2004        July 31, 2003
Reliance Industries, Ltd.                          6.3%                3.7%
Companhia Vale do
 Rio Doce (ADR)                                    4.0%                2.2%
Samsung Electronics
 Company, Ltd.                                     3.6%                3.3%
Companhia Siderurgica
 Nacional S.A. (ADR)                               2.9%                0.2%
Grupo Televisa S.A. (ADR)                          2.9%                2.2%
Aracruz Celulose S.A. (ADR)                        2.6%                0.4%
Sanofi-Synthelabo S.A.                             2.2%                  -
Hermes International                               2.1%                  -
OPAP S.A.                                          2.0%                  -
DBS Group Holdings, Ltd.                           2.0%                  -

Portfolio Composition

As of July 31, 2004, the Fund was almost fully invested, with approximately 97.8% of its total net assets invested in equities and a cash position of only 2.2%. The cash position is low, because we continue to find a number of exciting investment ideas. The Fund's equity investments consisted primarily of foreign companies in a variety of industries and sizes, representing 96.0% of total net assets. A small 1.8% was invested in domestic stocks. On this same date the Fund's top 10 equity holdings accounted for 30.6% of total net assets.

Strong performers included banks, petrochemicals and mining companies

Japanese financial companies were one of our top performing groups during the period. Meetings with banks, regulators, consumer finance companies, securities brokerages and other financial firms throughout Japan yielded important data points indicating that the banks had worked through many of the bad debt problems. The progress made by companies like Mizuho Financial Group, Sumitomo Mitsui and Mitsubishi Tokyo Financial Group in cleaning up their balance sheets helped them rank among the Fund's strongest contributors during the period. I trimmed positions in several Japanese banks after they moved closer to our estimates of fair value.

CVRD, the Brazilian mining company, and Reliance Industries, an Indian conglomerate, were two of our strongest contributors during the period. As the global leading exporter of iron ore, a key raw material in steel production, CVRD


                                         Janus Adviser Series  July 31, 2004  41

Janus Adviser International Growth Fund (unaudited)

benefited from continued strong steel demand growth from China and an acceleration in demand from the rest of the world. Taking advantage of its high quality mineral reserves, CVRD is embarking on a series of high return capacity expansions. Reliance Industries, a conglomerate focused on energy, petrochemicals, and telecommunications has shown strong volume and margin growth during the year. Other positive developments include a very successful launch of nationwide mobile telecom services and further offshore gas discoveries Very strong market positions, combined with low penetration rates in plastics, energy and telephony in India, fuel my optimism for the company's near and long-term growth.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                      Janus Adviser International       Morgan Stanley Capital
                              Growth Fund            International EAFE(R) Index
                      ---------------------------    ---------------------------
Commercial Banks                 10.0%                          17.0%
Petrochemicals                    7.6%                           0.0%
Electric Products -
 Miscellaneous                    5.9%                           0.8%
Oil Companies - Integrated        4.8%                           8.0%
Medical - Drugs                   4.3%                           7.7%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

Japan                           17.3%
India                           14.9%
Brazil                           9.9%
South Korea                      9.1%
United Kingdom                   7.5%

Weak performers included oil stocks

Semiconductor shares were among our biggest disappointments during the period. Infineon Technologies, a German diversified semiconductor company, and Chartered Semiconductor, a Singapore-based semiconductor foundry company, were two of our worst performers. Although one of the world leaders in memory semiconductors, Infineon was unable to reduce costs as fast as its key competitors, and as a result, profits suffered. Chartered Semiconductor saw a recent falloff in order trends, partly as a result of a difficult competitive environment, and partly as a result of a short-term reduction in demand from key customers. As a result of these earnings disappointments and some concerns about the competitive landscape, I cut our positions in both stocks.

Another poor performer was Hindustan Lever, an Indian consumer products company. Recent growth in the Indian consumer products market has been somewhat disappointing. In addition, the company has faced pressure on margins as a result of price wars launched by competitors. Despite these near-term negatives to earnings, I have held onto our position, because Hindustan Lever has such strong market positions in products such as soaps and shampoo. I believe that India will be one of the fastest growing markets for consumer products over the next 5-10 years, and with its strong management team and focus on returns, Hindustan Lever will be well positioned to benefit.

Investment Strategy and Outlook

Recently, the international markets have experienced significant volatility. Fears about interest rates, inflation, technology cycles, economic cycles, global elections, and terrorism have all created a very difficult short-term environment for international investing.

Although the recent market trends have been difficult, I firmly believe that the way to produce great long-term returns is to make long-term investments based on fundamental analysis. At Janus, we remain committed to fundamental research. Every day, we are meeting and talking with management teams, suppliers, customers, and competitors in order to better understand the companies we are investing in. I am confident that the medium- and long-term prospects for our companies are very strong.

Thank you for your investment in Janus Adviser International Growth Fund.


42  Janus Adviser Series  July 31, 2004

(unaudited)

================================================================================
                          Initial investment of $10,000

 [The following table was depicted as a mountain chart in the printed material.]

                      Janus Adviser International      Morgan Stanley Capital
                         Growth Fund - I Shares     International EAFE(R) Index
                      ---------------------------   ---------------------------
  5/2/1994*                      $10,000                      $10,000
 5/31/1994                       $ 9,867                      $ 9,943
 6/30/1994                       $ 9,635                      $10,083
 7/31/1994                       $ 9,702                      $10,180
 8/31/1994                       $ 9,910                      $10,421
 9/30/1994                       $ 9,857                      $10,093
10/31/1994                       $10,134                      $10,429
11/30/1994                       $ 9,801                      $ 9,928
12/31/1994                       $ 9,699                      $ 9,990
 1/31/1995                       $ 9,318                      $ 9,606
 2/28/1995                       $ 9,257                      $ 9,579
 3/31/1995                       $ 9,326                      $10,176
 4/30/1995                       $ 9,714                      $10,559
 5/31/1995                       $ 9,881                      $10,433
 6/30/1995                       $10,279                      $10,250
 7/31/1995                       $10,976                      $10,888
 8/31/1995                       $11,202                      $10,473
 9/30/1995                       $11,299                      $10,677
10/31/1995                       $11,076                      $10,390
11/30/1995                       $11,245                      $10,679
12/31/1995                       $11,920                      $11,110
 1/31/1996                       $12,246                      $11,155
 2/29/1996                       $12,599                      $11,193
 3/31/1996                       $13,023                      $11,431
 4/30/1996                       $13,504                      $11,763
 5/31/1996                       $14,004                      $11,546
 6/30/1996                       $14,366                      $11,611
 7/31/1996                       $13,970                      $11,272
 8/31/1996                       $14,705                      $11,297
 9/30/1996                       $14,809                      $11,597
10/31/1996                       $15,066                      $11,478
11/30/1996                       $15,739                      $11,935
12/31/1996                       $15,820                      $11,781
 1/31/1997                       $16,202                      $11,369
 2/28/1997                       $16,555                      $11,555
 3/31/1997                       $16,721                      $11,597
 4/30/1997                       $16,624                      $11,658
 5/31/1997                       $17,455                      $12,417
 6/30/1997                       $18,385                      $13,102
 7/31/1997                       $19,142                      $13,314
 8/31/1997                       $17,966                      $12,319
 9/30/1997                       $19,301                      $13,010
10/31/1997                       $18,205                      $12,010
11/30/1997                       $18,106                      $11,887
12/31/1997                       $18,375                      $11,991
 1/31/1998                       $18,544                      $12,539
 2/28/1998                       $19,869                      $13,344
 3/31/1998                       $20,926                      $13,755
 4/30/1998                       $21,384                      $13,864
 5/31/1998                       $22,091                      $13,796
 6/30/1998                       $22,396                      $13,901
 7/31/1998                       $22,880                      $14,042
 8/31/1998                       $19,731                      $12,302
 9/30/1998                       $18,440                      $11,925
10/31/1998                       $19,267                      $13,168
11/30/1998                       $20,438                      $13,843
12/31/1998                       $21,472                      $14,389
 1/31/1999                       $22,351                      $14,346
 2/28/1999                       $21,695                      $14,004
 3/31/1999                       $22,230                      $14,589
 4/30/1999                       $22,744                      $15,180
 5/31/1999                       $22,452                      $14,398
 6/30/1999                       $23,572                      $14,959
 7/31/1999                       $24,057                      $15,404
 8/31/1999                       $24,128                      $15,460
 9/30/1999                       $24,602                      $15,616
10/31/1999                       $26,622                      $16,201
11/30/1999                       $32,238                      $16,764
12/31/1999                       $38,934                      $18,268
 1/31/2000                       $38,499                      $17,108
 2/29/2000                       $46,498                      $17,568
 3/31/2000                       $44,559                      $18,249
 4/30/2000                       $40,590                      $17,289
 5/31/2000                       $37,994                      $16,867
 6/30/2000                       $39,974                      $17,526
 7/31/2000                       $38,894                      $16,791
 8/31/2000                       $40,931                      $16,937
 9/30/2000                       $37,733                      $16,112
10/31/2000                       $37,037                      $15,732
11/30/2000                       $33,490                      $15,142
12/31/2000                       $33,857                      $15,680
 1/31/2001                       $34,727                      $15,672
 2/28/2001                       $30,853                      $14,497
 3/31/2001                       $28,211                      $13,531
 4/30/2001                       $30,461                      $14,471
 5/31/2001                       $29,909                      $13,960
 6/30/2001                       $28,678                      $13,389
 7/31/2001                       $27,372                      $13,146
 8/31/2001                       $25,685                      $12,813
 9/30/2001                       $23,112                      $11,515
10/31/2001                       $23,965                      $11,810
11/30/2001                       $25,260                      $12,245
12/31/2001                       $26,143                      $12,318
 1/31/2002                       $24,780                      $11,663
 2/28/2002                       $24,663                      $11,745
 3/31/2002                       $25,771                      $12,438
 4/30/2002                       $24,822                      $12,463
 5/31/2002                       $24,481                      $12,620
 6/30/2002                       $23,011                      $12,118
 7/31/2002                       $20,774                      $10,922
 8/31/2002                       $20,763                      $10,897
 9/30/2002                       $18,761                      $ 9,727
10/31/2002                       $19,432                      $10,250
11/30/2002                       $20,263                      $10,715
12/31/2002                       $19,445                      $10,354
 1/31/2003                       $18,407                      $ 9,922
 2/28/2003                       $17,851                      $ 9,694
 3/31/2003                       $17,487                      $ 9,504
 4/30/2003                       $19,007                      $10,435
 5/31/2003                       $20,387                      $11,068
 6/30/2003                       $20,590                      $11,335
 7/31/2003                       $21,254                      $11,610
 8/31/2003                       $22,378                      $11,890
 9/30/2003                       $22,731                      $12,256
10/31/2003                       $24,497                      $13,020
11/30/2003                       $24,486                      $13,310
12/31/2003                       $26,208                      $14,350
 1/31/2004                       $26,899                      $14,553
 2/29/2004                       $27,773                      $14,889
 3/31/2004                       $29,177                      $14,972
 4/30/2004                       $27,082                      $14,634
 5/31/2004                       $26,122                      $14,683
 6/30/2004                       $26,100                      $15,005
 7/31/2004                       $25,689                      $14,518

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------

                                     Calendar         One           Five          Ten            Since
                                   Year-to-Date       Year          Year          Year         Inception*
---------------------------------------------------------------------------------------------------------
Janus Adviser International
Growth Fund - I Shares                (1.98)%        20.76%         1.32%        10.23%           9.65%
---------------------------------------------------------------------------------------------------------
Janus Adviser International
Growth Fund - C Shares
at NAV                                (2.29)%        20.75%         0.79%        10.23%           9.65%
---------------------------------------------------------------------------------------------------------
Janus Adviser International
Growth Fund - C Shares
at MOP                                (4.23)%        18.38%         0.59%        10.14%           9.55%
---------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index             1.17%        25.05%        (1.18)%        3.61%           3.71%
---------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns
for International Funds                  N/A        440/848       132/505           N/A             N/A
---------------------------------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - May 2, 1994
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                     Beginning Account Value         Ending Account Value      Expenses Paid During Period
Expense Example - I Shares                  (2/1/04)                      (7/31/04)                (2/1/04-7/31/04) *
--------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                        $954.30                     $6.03
--------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                      $1,018.70                     $6.22
--------------------------------------------------------------------------------------------------------------------------

                                     Beginning Account Value         Ending Account Value      Expenses Paid During Period
Expense Example - C Shares                  (2/1/04)                      (7/31/04)                (2/1/04-7/31/04) *
--------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                        $952.20                     $8.45
--------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                      $1,016.21                     $8.72
--------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.24% for I Shares and 1.74% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

For I Shares, a 2% redemption fee may be imposed on shares held for 3 months or less.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.


                                         Janus Adviser Series  July 31, 2004  43

Janus Adviser International Growth Fund

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 97.8%
Advertising Services - 1.3%
           1,497  Dentsu, Inc .....................................$  3,814,526
Apparel Manufacturers - 3.1%
         415,827  Burberry Group PLC ..............................   2,835,596
          32,860  Hermes International ............................   6,345,707
                                                                      9,181,303
Audio and Video Products - 0.3%
          39,800  Pioneer Corp ....................................     860,598
Automotive - Cars and Light Trucks - 2.0%
         373,485  Maruti Udyog, Ltd ...............................   3,419,552
         297,294  Tata Motors, Ltd ................................   2,712,988
                                                                      6,132,540
Automotive - Truck Parts and Equipment - Original - 0.2%
          13,800  Autoliv, Inc. (SDR) .............................     573,659
Broadcast Services and Programming - 2.9%
         184,414  Grupo Televisa S.A. (ADR) .......................   8,667,458
Building - Residential and Commercial - 0.5%
       3,706,100  Land and Houses Public Company, Ltd .............     807,234
       3,157,100  Land and Houses Public
                   Company, Ltd. (NVDR) ...........................     687,655
                                                                      1,494,889
Building and Construction Products - Miscellaneous - 1.8%
          88,619  Imerys S.A ......................................   5,393,319
Cable Television - 0.6%
          55,765  Liberty Media International, Inc. - Class A* ....   1,738,753
Cellular Telecommunications - 0.7%
         136,990  KT Freetel ......................................   2,067,442
Chemicals - Plastics - 0.3%
         729,280  Formosa Plastics Corp ...........................   1,012,710
Commercial Banks - 10.0%
         125,524  Anglo Irish Bank Corporation PLC ................   1,979,731
       1,038,800  Bangkok Bank Public Company, Ltd.* ..............   2,312,914
         672,000  DBS Group Holdings, Ltd .........................   6,053,173
          11,948  Julius Baer Holding, Ltd ........................   3,217,326
         137,100  Kookmin Bank ....................................   3,768,931
             461  Mitsubishi Tokyo Financial Group, Inc ...........   4,123,790
           1,076  Mizuho Financial Group, Inc .....................   4,074,039
             719  Sumitomo Mitsui Financial Group, Inc ............   4,328,644
                                                                     29,858,548
Computer Services - 0.8%
          83,436  TietoEnator Oyj .................................   2,320,457
Computers - 0.5%
       1,585,000  Compal Electronics, Inc .........................   1,580,803
Computers - Peripheral Equipment - 1.2%
         167,800  LG Philips LCD Co. (ADR)*,# .....................   2,365,980
          27,074  Logitech International S.A.* ....................   1,171,334
                                                                      3,537,314
Diversified Minerals - 4.0%
         222,820  Companhia Vale do Rio Doce (ADR)* ...............  12,009,998
Diversified Operations - Commercial Services - 0.6%
         327,871  Rank Group, PLC .................................   1,763,308
Electric - Integrated - 1.1%
         260,854  Reliance Energy, Ltd ............................   3,280,714
Electric Products - Miscellaneous - 5.9%
          98,350  LG Electronics, Inc .............................   4,095,464
          30,140  Samsung Electronics Company, Ltd ................  10,746,798
         786,000  Toshiba Corp ....................................   2,884,339
                                                                     17,726,601
Electronic Components - Miscellaneous - 0.5%
         425,000  Hon Hai Precision Industry Company, Ltd .........   1,531,701
Electronic Components - Semiconductors - 3.3%
       1,321,105  ARM Holdings PLC ................................   2,528,482
       4,830,000  Chartered Semiconductor
                   Manufacturing, Ltd.* ............................  2,863,054
         414,404  Infineon Technologies A.G.* .....................   4,525,216
                                                                      9,916,752
Electronic Measuring Instruments - 0.5%
          23,500  Advantest Corp ..................................   1,374,725
Enterprise Software/Services - 1.0%
          32,000  Nomura Research Institute, Ltd ..................   2,988,830
Finance - Consumer Loans - 0.4%
          18,000  Promise Company, Ltd ............................   1,166,031
Finance - Investment Bankers/Brokers - 1.2%
         269,000  Nomura Holdings, Inc ............................   3,687,874
Finance - Mortgage Loan Banker - 2.0%
         479,567  Housing Development Finance
                   Corporation, Ltd ...............................   5,946,631
Gambling - Non Hotel - 2.0%
         316,940  OPAP S.A ........................................   6,090,010
Internet Connectivity Services - 0.9%
         115,160  NDS Group PLC (ADR)* ............................   2,608,374
Internet Security - 1.9%
         287,890  Check Point Software Technologies, Ltd.
                   (New York Shares)* .............................   5,726,132
Machinery - Construction and Mining - 0.9%
         438,000  Komatsu, Ltd ....................................   2,581,903
Machinery - Electrical - 0.5%
          24,335  Schneider Electric S.A ..........................   1,548,405
Medical - Biomedical and Genetic - 0.3%
         110,013  Cambridge Antibody Technology Group PLC* ........     990,261
Medical - Drugs - 4.3%
          60,595  Altana A.G ......................................   3,290,193
          31,570  Roche Holding A.G ...............................   3,121,589
          97,188  Sanofi-Synthelabo S.A.# .........................   6,447,218
                                                                     12,859,000
Metal - Aluminum - 0.4%
         383,300  National Aluminum Company, Ltd ..................   1,212,096
Metal - Diversified - 1.1%
          64,194  MMC Norilsk Nickel (ADR)# .......................   3,286,733
Miscellaneous Manufacturing - 1.2%
       1,688,407  FKI PLC .........................................   3,715,035
Office Automation and Equipment - 0.5%
          29,000  Canon, Inc ......................................   1,415,459
Oil Companies - Exploration and Production - 1.2%
          25,840  Canadian Natural Resources, Ltd .................     860,361
          52,920  Niko Resources, Ltd .............................   1,513,138
          85,130  Oil and Natural Gas Corporation, Ltd ............   1,314,903
                                                                      3,688,402
Oil Companies - Integrated - 4.8%
         141,441  Husky Energy, Inc ...............................   3,070,408
          55,330  Lukoil (ADR) ....................................   6,030,971
         156,204  Suncor Energy, Inc ..............................   4,510,993
          47,595  Yukos (ADR)# ....................................     749,621
                                                                     14,361,993
Paper and Related Products - 2.6%
         226,885  Aracruz Celulose S.A. (ADR) .....................   7,850,221

See Notes to Schedules of Investments and Financial Statements


44  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Petrochemicals - 7.6%
         240,556  Indian Petrochemicals Corp ......................$    911,649
         146,680  LG Petrochemical Company, Ltd ...................   3,079,088
       1,786,479  Reliance Industries, Ltd ........................  18,833,629
                                                                     22,824,366
Property and Casualty Insurance - 1.7%
             338  Millea Holdings, Inc ............................   4,973,487
Real Estate Management/Services - 1.3%
         347,000  Mitsubishi Estate Co., Ltd ......................   3,944,632
Real Estate Operating/Development - 4.0%
       2,585,000  Hang Lung Properties, Ltd .......................   3,562,729
         273,000  Sumitomo Realty & Development
                   Company, Ltd ...................................   3,108,313
         615,000  Sun Hung Kai Properties, Ltd ....................   5,203,946
                                                                     11,874,988
Retail - Automobile - 0.6%
          20,390  USS Company, Ltd ................................   1,646,494
Retail - Convenience Stores - 0.7%
          55,465  Alimentation Couche-Tard, Inc. - Class B* .......   1,148,948
         611,500  C.P. 7-Eleven Public Company, Ltd(beta),(sigma) .     932,345
                                                                      2,081,293
Retail - Miscellaneous/Diversified - 0.8%
          65,000  Ito-Yokado Company, Ltd .........................   2,525,234
Semiconductor Components/Integrated Circuits - 1.5%
       3,440,000  Taiwan Semiconductor Manufacturing
                   Company, Ltd ...................................   4,341,748
Soap and Cleaning Preparations - 1.5%
       1,746,240  Hindustan Lever, Ltd ............................   4,375,484
Steel - Producers - 0.9%
         318,214  Tata Iron and Steel Company, Ltd ................   2,689,809
Steel - Specialty - 2.9%
         603,200  Companhia Siderurgica Nacional S.A. (ADR)# ......   8,746,400
Telecommunication Equipment - 1.0%
         174,270  Comverse Technology, Inc.* ......................   2,973,046
Telecommunication Services - 1.2%
         162,720  Amdocs, Ltd. (New York Shares)* .................   3,531,024
Television - 1.5%
         413,707  British Sky Broadcasting Group PLC ..............   4,547,677
  Tobacco - 0.7%
             290  Japan Tobacco, Inc ..............................   2,214,257
Transportation - Railroad - 0.3%
          59,100  All America Latina Logistica* ...................   1,015,295
Wireless Equipment - 0.3%
          42,280  You Eal Electronics Company, Ltd ................   1,008,646
-------------------------------------------------------------------------------
Total Common Stock (cost $241,440,034) ............................ 292,875,388
-------------------------------------------------------------------------------
Rights - 0%
Cable Television - 0%
           8,668  Liberty Media International, Inc. - Class A*
                   (cost $0) ......................................      52,095
-------------------------------------------------------------------------------
Other Securities - 5.1%
      15,155,713  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $15,155,713) ............  15,155,713
-------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 1.1%
                  Fannie Mae
      $3,300,000    1.28%, 8/2/04 (amortized cost $3,299,883) .....   3,299,883
-------------------------------------------------------------------------------
Total Investments (total cost $259,895,630) - 104.0% ..............$311,383,079
-------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.0)% ... (11,889,449)
-------------------------------------------------------------------------------
Net Assets - 100% .................................................$299,493,630
-------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                     Market Value            % of Investment Securities
------------------------------------------------------------------------------
Brazil                      $ 29,621,914                                  9.5%
Canada                        11,103,848                                  3.6%
Finland                        2,320,457                                  0.8%
France                        19,734,649                                  6.3%
Germany                        7,815,409                                  2.5%
Greece                         6,090,010                                  2.0%
Hong Kong                      8,766,675                                  2.8%
India                         44,697,455                                 14.4%
Ireland                        1,979,731                                  0.7%
Israel                         5,726,132                                  1.8%
Japan                         51,713,175                                 16.6%
Mexico                         8,667,458                                  2.8%
Russia                        10,067,325                                  3.2%
Singapore                      8,916,227                                  2.9%
South Korea                   27,132,350                                  8.7%
Switzerland                    7,510,249                                  2.4%
Taiwan                         8,466,962                                  2.7%
Thailand                       4,740,148                                  1.5%
United Kingdom                22,519,757                                  7.2%
United States++               23,793,148                                  7.6%
------------------------------------------------------------------------------
Total                       $311,383,079                                100.0%

++Includes Short-Term Securities (1.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  45

Janus Adviser Foreign Stock Fund (unaudited)

--------------------------------------------------------------------------------
Fund Strategy

This nondiversified fund looks for companies anywhere in the world selling at a significant discount to what we believe is their true value.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Jason Yee
                                                               portfolio manager

Performance Overview

Although international markets were volatile during the 12 months ended July 31, 2004, they ended the period with solid gains. Janus Adviser Foreign Stock Fund also gained in this environment, returning 27.42% for its I Shares and 26.76% for its C Shares. These results surpassed those of the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) Index, which returned 25.05%.

With increased signs of an improving economic environment, our investments in capital goods, media, insurance, and consumer durables companies turned in exceptional performance and helped the Fund outpace the Morgan Stanley Capital International EAFE(R) Index. Energy was the only notable detractor on a relative basis. Although the Fund's solitary energy stock (EnCana) gained during the period, our considerable underweighting in this strong-performing sector prevented us from enjoying the same strong gains as the Index.

Strategy in This Environment

Sometimes the investments you don't make are more important than the ones you do. While performance of developed markets such as the United States, Western Europe, and Japan was relatively uneventful during the last quarter, the same could not be said for the emerging markets. These markets were pressured by multiple factors including concerns over slowing Chinese economic growth, surprising election results in India, and higher interest rates in the U.S. The eroding confidence in these two major emerging Asian economies also had consequent negative effects on other developing regions across the world. The Portfolio had minimal exposure to emerging markets during the period and was therefore mostly spared from this volatility.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                                 July 31, 2004     July 31, 2003
Tyco International, Ltd.
 (New York Shares)                                    7.0%              5.0%
Nipponkoa Insurance
 Company, Ltd.                                        6.9%              5.1%
FKI PLC                                               6.9%              5.8%
Nippon Broadcasting System, Inc.                      5.1%              5.0%
Smiths Group PLC                                      4.4%              3.4%
Millea Holdings, Inc.                                 4.0%               --
Syngenta A.G.                                         3.3%              2.7%
Pfeiffer Vacuum Technology A.G.                       3.0%              6.6%
Givaudan S.A.                                         3.0%              2.6%
Tenma Corp.                                           2.9%              1.8%

Portfolio Composition

As of July 31, 2004, the Fund was invested primarily in overseas companies, representing 84.4% of total net assets. Only 1.0% of this overseas allocation was invested in emerging markets. Meanwhile, the Fund's cash position was 15.6%, a reflection of the relative scarcity of opportunities that meet my investment criteria. The Fund's top 10 equity holdings as of July 31, 2004, accounted for 46.5% of total net assets.

Strong performers included diversified operations and insurance companies

The largest contributor to the Fund's performance was Bermuda-based Tyco International. This diversified manufacturing and service company was faced with negative press stemming from previous aggressive accounting and corporate mismanagement. With the installation of a solid, well-respected new management team, the company has strengthened its financial position and begun to execute on its restructuring program.


46  Janus Adviser Series  July 31, 2004

(unaudited)

Another top performer was Nipponkoa Insurance, a Japanese non-life insurance company. The history of the company lies in the merger of Nippon Fire & Marine and Koa Fire & Marine Insurance in 2001, forming the fourth largest insurance company in Japan. The Japanese market for insurance has historically been underdeveloped, and we found the prospects of owning a well-managed company for 70% of book value to be an extremely attractive proposition. Nipponkoa has performed well during the one-year period on the back of both an improving environment for Japanese equities and solid operating performance, appreciating over 50% in the most recent quarter alone. However, the company remains at what we believe to be a significant discount to intrinsic value and is one of the largest positions in the Fund.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                   Janus Adviser        Morgan Stanley Capital
                                Foreign Stock Fund   International EAFE(R) Index
                                ------------------   ---------------------------
Diversified Operations                11.3%                     2.0%
Property and Casualty Insurance       10.9%                     0.7%
Miscellaneous Manufacturing            6.9%                     0.0%
Chemicals - Specialty                  6.3%                     0.3%
Medical - Drugs                        5.5%                     7.7%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

Japan                                21.8%
United Kingdom                       18.7%
Netherlands                          12.1%
Switzerland                           8.6%
Bermuda                               7.0%

Weaker performers included a British pharmaceutical company

Only a handful of stocks in the Fund turned in weak performance during the period. Among them was British drug company GlaxoSmithKline. Pharmaceutical companies in general have suffered as a result of pressure by the U.S. government to lower prescription drug prices. However, GlaxoSmithKline's stock also took a hit when patents for several branded products expired, including Paxil and Wellbutrin, two anti-depressants that have seen a decline in sales as a result of generic competition.

Investment Strategy and Outlook

Looking ahead, the prospect of higher interest rates and the rising tide of equity prices over the last 12 to 18 months have made it increasingly difficult to find good companies trading at compelling valuations. While upbeat markets are wonderful for performance and certainly make shareholder letters more pleasant, it does make finding potential new ideas a bit more difficult. That being said, I firmly believe that good opportunities always exist for patient investors. I also firmly believe that in-depth, stock-by-stock research and a disciplined approach to valuation will continue to reward shareholders over the long-term. I will continue to work diligently to uncover good new investment ideas in an effort to deliver the solid performance that you expect and deserve.

Thank you for your investment in Janus Adviser Foreign Stock Fund.


                                          Janus Adviser Series  July 31, 2004 47

Janus Adviser Foreign Stock Fund (unaudited)

================================================================================
                          Initial investment of $10,000

 [The following table was depicted as a mountain chart in the printed material.]

                       Janus Adviser Foreign Stock      Morgan Stanley Capital
                             Fund - I Shares         International EAFE(R) Index
                       ---------------------------   ---------------------------
  5/1/2001*                     $10,000                          $10,000
 5/31/2001                      $10,010                          $ 9,529
06/30/2001                      $ 9,910                          $ 9,139
07/31/2001                      $ 9,830                          $ 8,973
08/31/2001                      $ 9,710                          $ 8,746
09/30/2001                      $ 8,790                          $ 7,860
10/31/2001                      $ 9,340                          $ 8,061
11/30/2001                      $10,100                          $ 8,358
12/31/2001                      $10,452                          $ 8,408
01/31/2002                      $10,362                          $ 7,961
02/28/2002                      $10,512                          $ 8,017
03/31/2002                      $11,413                          $ 8,490
04/30/2002                      $11,493                          $ 8,507
05/31/2002                      $11,493                          $ 8,614
06/30/2002                      $10,652                          $ 8,272
07/31/2002                      $ 9,511                          $ 7,455
08/31/2002                      $ 9,401                          $ 7,438
09/30/2002                      $ 8,450                          $ 6,639
10/31/2002                      $ 8,420                          $ 6,996
11/30/2002                      $ 9,010                          $ 7,314
12/31/2002                      $ 8,620                          $ 7,068
01/31/2003                      $ 8,129                          $ 6,773
02/28/2003                      $ 7,439                          $ 6,617
03/31/2003                      $ 7,248                          $ 6,487
04/30/2003                      $ 8,169                          $ 7,123
05/31/2003                      $ 8,720                          $ 7,555
06/30/2003                      $ 8,900                          $ 7,737
07/31/2003                      $ 9,391                          $ 7,924
08/31/2003                      $ 9,952                          $ 8,116
09/30/2003                      $ 9,911                          $ 8,366
10/31/2003                      $10,562                          $ 8,887
11/30/2003                      $10,883                          $ 9,085
12/31/2003                      $11,263                          $ 9,795
01/31/2004                      $11,554                          $ 9,933
 2/29/2004                      $11,845                          $10,163
 3/31/2004                      $11,875                          $10,220
 4/30/2004                      $11,855                          $ 9,989
 5/31/2004                      $11,845                          $10,022
 6/30/2004                      $12,397                          $10,242
 7/31/2004                      $11,965                          $ 9,909

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------

                                       Calendar           One           Since
                                     Year-to-Date         Year        Inception*
--------------------------------------------------------------------------------
Janus Adviser Foreign Stock
Fund - I Shares                         6.24%            27.42%          5.68%
--------------------------------------------------------------------------------
Janus Adviser Foreign Stock
Fund - C Shares at NAV                  5.90%            26.76%          3.81%
--------------------------------------------------------------------------------
Janus Adviser Foreign Stock
Fund - C Shares at MOP                  3.83%            24.18%          3.49%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index             1.17%            25.05%         (0.28)%
--------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
International Funds                      N/A             93/848         65/675
--------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C shares will be eliminated.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See Notes to Schedules of Investments for index definitions.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The Fund's inception date - May 1, 2001
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                     Beginning Account Value        Ending Account Value      Expenses Paid During Period
Expense Example - I Shares                  (2/1/04)                     (7/31/04)                 (2/1/04-7/31/04) *
-------------------------------------------------------------------------------------------------------------------------
Actual                                      $1,000.00                    $1,035.60                      $8.86
-------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                 $1,000.00                    $1,016.16                      $8.77
-------------------------------------------------------------------------------------------------------------------------

                                     Beginning Account Value        Ending Account Value      Expenses Paid During Period
Expense Example - C Shares                  (2/1/04)                     (7/31/04)                 (2/1/04-7/31/04) *
-------------------------------------------------------------------------------------------------------------------------
Actual                                      $1,000.00                    $1,032.62                     $11.37
-------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                 $1,000.00                    $1,013.67                     $11.27
-------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.75% for I Shares and 2.25% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

For I Shares, a 2% redemption fee may be imposed on shares held for 3 months or less.

There is no assurance that the investment process will consistently lead to successful investing.

Effective November 28, 2003, Janus Adviser International Value Fund changed its name to Janus Adviser Foreign Stock Fund.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


48  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 82.3%
Advertising Services - 2.6%
           8,270  WPP Group PLC ......................................$   76,471
Beverages - Wine and Spirits - 2.3%
           5,502  Diageo PLC .........................................    68,185
Brewery - 2.5%
           2,328  Heineken N.V .......................................    72,957
Broadcast Services and Programming - 1.0%
             660  Grupo Televisa S.A. (ADR) ..........................    31,020
Cable Television - 2.3%
           4,396  Shaw Communications, Inc. - Class B ................    66,982
Chemicals - Diversified - 1.3%
           1,141  Akzo Nobel N.V .....................................    37,667
Chemicals - Specialty - 6.3%
             152  Givaudan S.A.** ....................................    87,088
           1,177  Syngenta A.G.** ....................................    97,290
                                                                         184,378
Diversified Operations - 11.3%
           9,671  Smiths Group PLC ...................................   128,379
           6,645  Tyco International, Ltd. (New York Shares) .........   205,994
                                                                         334,373
Electronic Components - Miscellaneous - 2.4%
           2,900  Koninklijke (Royal) Philips Electronics N.V ........    70,318
Food - Diversified - 2.4%
             276  Nestle S.A.** ......................................    70,545
Home Decoration Products - 2.4%
           1,544  Hunter Douglas N.V .................................    72,497
Hotels and Motels - 3.8%
             926  Accor S.A ..........................................    39,332
           2,850  Fairmont Hotels & Resorts, Inc.
                   (New York Shares) .................................    73,388
                                                                         112,720
Machinery - Pumps - 3.0%
           2,243  Pfeiffer Vacuum Technology A.G .....................    89,250
Medical - Drugs - 5.5%
           3,783  GlaxoSmithKline PLC ................................    76,840
           1,800  Takeda Pharmaceutical Company, Ltd .................    84,142
                                                                         160,982
Miscellaneous Manufacturing - 6.9%
          92,307  FKI PLC ............................................   203,104
Multimedia - 2.6%
           3,105  Vivendi Universal S.A.* ............................    77,644
Property and Casualty Insurance - 10.9%
               8  Millea Holdings, Inc ...............................   117,716
          33,000  Nipponkoa Insurance Company, Ltd ...................   203,112
                                                                         320,828
Publishing - Books - 2.5%
           5,725  Reed Elsevier N.V ..................................    73,200
Publishing - Newspapers - 1.3%
          16,677  Independent News & Media PLC .......................    38,149
Publishing - Periodicals - 1.0%
           1,785  Wolters Kluwer N.V .................................    30,044
Radio - 5.1%
           3,060  Nippon Broadcasting System, Inc ....................   151,277
Rubber/Plastic Products - 2.9%
           5,000  Tenma Corp .........................................    86,403
--------------------------------------------------------------------------------
Total Common Stock (cost $1,736,248) ................................. 2,428,994
--------------------------------------------------------------------------------
Preferred Stock - 2.1%
Soap and Cleaning Preparations - 2.1%
             857  Henkel KGaA (cost $55,007) ........................     63,042
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 13.6%
                  Fannie Mae
        $400,000    1.28%, 8/2/04 (amortized cost $399,986) ..........   399,986
--------------------------------------------------------------------------------
Total Investments (total cost $2,191,241) - 98.0% .................... 2,892,022
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.0% ........    58,451
--------------------------------------------------------------------------------
Net Assets - 100% ....................................................$2,950,473
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                     Market Value            % of Investment Securities
------------------------------------------------------------------------------
Bermuda                       $  205,995                                  7.1%
Canada                           140,369                                  4.9%
France                           116,976                                  4.0%
Germany                          152,292                                  5.3%
Ireland                           38,149                                  1.3%
Japan                            642,650                                 22.2%
Mexico                            31,020                                  1.1%
Netherlands                      356,682                                 12.3%
Switzerland                      254,923                                  8.8%
United Kingdom                   552,980                                 19.2%
United States++                  399,986                                 13.8%
------------------------------------------------------------------------------
Total                        $ 2,892,022                                100.0%

++Includes Short-Term Securities (0.00% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2004

Currency Sold and              Currency            Currency          Unrealized
Settlement Date              Units Sold      Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Swiss Franc 9/27/04              75,000             $58,757               $2,446
--------------------------------------------------------------------------------
Total                            75,000             $58,757               $2,446

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  49

Janus Adviser Mid Cap Value Fund                          Subadvised by Perkins,
(unaudited)                                               Wolf, McDonnell
                                                          and Company, LLC

--------------------------------------------------------------------------------
Fund Strategy

This diversified fund buys stocks of mid-sized, undervalued companies that offer catalysts for improvement. The focus is on investing in those companies with favorable reward to risk profiles.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Robert Perkins
                                                               portfolio manager

                                                               [PHOTO]
                                                               Thomas Perkins
                                                               portfolio manager

                                                               [PHOTO]
                                                               Jeff Kautz
                                                               portfolio manager

Performance Overview

During the 12 months ended July 31, 2004, signs of a stronger economy prompted investors to bid stocks higher. Janus Adviser Mid Cap Value Fund gained in this environment, returning 23.93% for its I Shares and 23.59% for its C Shares for the 12-month period. This compares to a 23.43% gain for the Fund's benchmark, the Russell Midcap Value Index.

The difference in performance is due in part to an overweight position versus the Index in the energy industry, which was among the market's stronger performers during the period. The Fund has maintained an overweight position in energy for several years. Also helping us gain ground against the Index was strong stock selection in the software and services group, the semiconductor and semiconductor equipment group, and several other industries. Meanwhile, the Fund was penalized by the technology hardware and equipment group, where a number of our holdings turned in weak results, and also by a higher-than-normal cash position, which prevented us from fully participating in short-term market momentum.

Strategy in This Environment

During the period we continued to invest in a wide range of capitalizations and industries, using the Fund's flexible investment charter to invest in value wherever we find it. Our goal is to be risk sensitive and to minimize the downturns so that we are in position to more fully benefit from the upturns.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                                 July 31, 2004     July 31, 2003
Washington Federal, Inc.                             2.0%               --
Berkshire Hathaway, Inc. - Class B                   1.8%              2.3%
PNC Bank Corp.                                       1.3%              0.5%
ALLTEL Corp.                                         1.2%               --
Cooper Cameron Corp.                                 1.2%               --
Laidlaw International, Inc.                          1.2%               --
Patterson-UTI Energy, Inc.                           1.2%               --
Old Republic International Corp.                     1.1%              0.9%
Genuine Parts Co.                                    1.1%              1.3%
Compass Bancshares, Inc.                             1.1%              0.6%

Portfolio Composition

Approximately 82.9% of the Fund's total net assets were invested in mid-cap stocks as of July 31, 2004, while another 17.1% remained in cash position. Our cash reserves are a reflection of our risk sensitivity, the relative scarcity of opportunities that meet our investment criteria and our cautious market outlook. The Fund's top 10 equity holdings accounted for 13.2% of its total net assets as of July 31, 2004.

Strong performers included oil, savings & loan and distribution companies

The strength in our energy stocks was centered in oil exploration and production companies. Our largest holding in this group was Tom Brown, which gained considerably as it was bought by Canada-based EnCana. We also enjoyed strong gains from EOG Resources and several other oil producers, which benefited from high oil prices. We recently trimmed a number of our positions in these stocks and reinvested some of the proceeds in oil services companies which we view as attractively priced, high-quality businesses. These include Patterson Energy, Varco and Noble Energy. The net affect of these transactions was a modest reduction of our significantly overweight energy position. As we have stated in the past, we would not be surprised by near-term commodity and stock price weakness, but maintain our conviction that the long-term supply/demand imbalance will lead to higher prices.


50  Janus Adviser Series  July 31, 2004

(unaudited)

As in previous years, the Fund benefited from acquisitions of several of its companies. In addition to the Tom Brown buyout, Greenpoint Financial, a savings and loan company, as well as bank holding companies National Commerce Financial and SouthTrust Corporation were acquired. We consequently sold our shares in Greenpoint Financial and SouthTrust at a profit and continue to hold a position in National Commerce Financial. We have always viewed acquisition activity as validation of our value oriented approach to investing. If the market is not valuing a company appropriately, we believe other corporations will. Although this activity is unpredictable, we believe in the long term it will continue to enhance our returns.

Genuine Parts Company, a distributor of automotive and industrial replacement parts and a top 10 equity holding in the Fund, also contributed strongly to our results. We believe Genuine Parts is a consistent moderate grower with an exceptional balance sheet and generous, growing dividend. As the stock approached our price target, we reduced our position.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                      Janus Adviser        Russell Midcap Value
                                    Mid Cap Value Fund            Index
                                    ------------------     --------------------
Savings/Loan/Thrifts                      5.0%                     1.6%
Oil Companies -
 Exploration and Production               4.7%                     2.7%
Oil and Gas Drilling                      3.3%                     0.3%
Reinsurance                               3.1%                     0.1%
Distribution/Wholesale                    2.7%                     0.9%

Weak performers included insurance and technology stocks

Our exposure to insurance stocks held back the Fund's relative performance. One disappointment was long time holding Everest Reinsurance Group, which suffered from a perception that the insurance cycle is topping out. However, we continue to be attracted to Everest's strong balance sheet, franchise position and low valuation.

Among the Fund's biggest detractors were technology hardware companies Maxtor, 3Com and Pinnacle Systems, all of which had near-term earnings disappointments. However, the impact of these losses was mitigated by our policy of maintaining smaller positions in these riskier issues.

Investment Strategy and Outlook

Many of the valuation anomalies of recent years have been muted and we have had increasing difficulty finding attractive risk/reward situations to replace our holdings that have fulfilled our expectations. Additionally, we are concerned that fiscal and monetary policy will be less stimulative and the geopolitical environment will continue to be volatile. Rather than stretch our disciplines to become more fully invested, we have opted to be patient in waiting for more attractive opportunities and consequently maintain a higher cash position than we otherwise might. Although we may not benefit from short-term market momentum, we are confident that our longer-term focus should provide above-average returns relative to our benchmarks, as has been the case historically.

Thank you for your investment in Janus Adviser Mid Cap Value Fund.


                                         Janus Adviser Series  July 31, 2004  51

Janus Adviser Mid Cap Value Fund (unaudited)

================================================================================
                          Initial investment of $10,000

 [The following table was depicted as a mountain chart in the printed material.]

                          Janus Adviser Mid Cap Value       Russell Midcap Value
                                 Fund - I Shares                   Index
                          ---------------------------       --------------------
12/31/2002*                         $10,000                       $10,000
01/31/2003                          $ 9,550                       $ 9,723
02/28/2003                          $ 9,480                       $ 9,562
03/31/2003                          $ 9,550                       $ 9,594
04/30/2003                          $10,110                       $10,324
05/31/2003                          $11,060                       $11,233
06/30/2003                          $11,040                       $11,311
07/31/2003                          $11,420                       $11,663
08/31/2003                          $11,980                       $12,077
09/30/2003                          $11,760                       $11,983
10/31/2003                          $12,520                       $12,863
11/30/2003                          $12,910                       $13,235
12/31/2003                          $13,561                       $13,807
01/31/2004                          $13,898                       $14,171
 2/29/2004                          $14,265                       $14,521
 3/31/2004                          $14,336                       $14,545
 4/30/2004                          $14,010                       $13,930
 5/31/2004                          $14,265                       $14,287
 6/30/2004                          $14,713                       $14,797
 7/31/2004                          $14,152                       $14,396

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------

                                            Calendar         One        Since
                                          Year-to-Date       Year     Inception*
--------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund
- I Shares                                   4.36%          23.93%      24.57%
--------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund
- C Shares at NAV                            4.38%          23.59%      24.20%
--------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund
- C Shares at MOP                            2.33%          21.18%      23.42%
--------------------------------------------------------------------------------
Russell Midcap Value Index                   4.27%          23.43%      25.92%
--------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Mid-Cap Value Funds                           N/A          47/200      100/189
--------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C Shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The Fund's inception date - December 31, 2002
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                     Beginning Account Value          Ending Account Value        Expenses Paid During Period
Expense Example - I Shares                  (2/1/04)                       (7/31/04)                   (2/1/04-7/31/04) *
-----------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                      $1,016.09                         $6.82
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                      $1,018.10                         $6.82
-----------------------------------------------------------------------------------------------------------------------------

                                     Beginning Account Value          Ending Account Value        Expenses Paid During Period
Expense Example - C Shares                  (2/1/04)                       (7/31/04)                   (2/1/04-7/31/04) *
-----------------------------------------------------------------------------------------------------------------------------
Actual                                     $1,000.00                      $1,016.92                         $9.33
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                $1,000.00                      $1,015.61                         $9.32
-----------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.36% for I Shares and 1.86% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

Due to recent market volatility, this fund may have an increased position in cash for temporary defensive purposes.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


52  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 82.9%
Advertising Agencies - 0.2%
           4,900  Interpublic Group of Companies, Inc.* ............$    62,671
Agricultural Operations - 0.5%
           3,200  Bunge, Ltd .......................................    128,416
Applications Software - 0.2%
          11,900  Pinnacle Systems, Inc.* ..........................     47,005
Automotive - Truck Parts and Equipment - Original - 1.4%
           1,800  Autoliv, Inc .....................................     75,762
           3,500  Magna International, Inc. - Class A
                   (New York Shares) ...............................    281,750
                                                                        357,512
Broadcast Services and Programming - 0.5%
          14,500  Liberty Media Corp. - Class A* ...................    122,960
Building - Residential and Commercial - 1.2%
           4,000  Pulte Homes, Inc .................................    218,520
           1,800  Standard Pacific Corp ............................     83,538
                                                                        302,058
Cable Television - 0.1%
             725  Liberty Media International, Inc. - Class A* .....     22,606
Chemicals - Specialty - 1.0%
             750  Cytec Industries, Inc ............................     34,950
           6,800  Lubrizol Corp ....................................    235,484
                                                                        270,434
Coal - 0.5%
           3,800  Arch Coal, Inc ...................................    128,326
Commercial Banks - 2.1%
           6,500  Compass Bancshares, Inc ..........................    286,585
           2,600  Mercantile Bankshares Corp .......................    118,066
           4,300  National Commerce Financial Corp .................    139,750
                                                                        544,401
Commercial Services - 0.6%
          13,000  ServiceMaster Co .................................    151,840
Commercial Services - Finance - 0.4%
           2,200  H&R Block, Inc ...................................    108,086
Computers - Memory Devices - 1.1%
          13,800  Advanced Digital Information Corp.* ..............    123,096
           2,200  Imation Corp .....................................     72,930
           4,700  Maxtor Corp.* ....................................     21,996
           2,300  SanDisk Corp.* ...................................     55,936
                                                                        273,958
Consumer Products - Miscellaneous - 0.7%
           7,500  American Greetings Corp. - Class A* ..............    174,900
Containers - Paper and Plastic - 0.3%
           3,700  Packaging Corporation of America .................     86,432
Data Processing and Management - 0.7%
           3,100  SEI Investments Co ...............................     95,077
           4,200  VERITAS Software Corp.* ..........................     80,052
                                                                        175,129
Decision Support Software - 0.2%
           6,000  NetIQ Corp.* .....................................     57,180
Diagnostic Equipment - 0.2%
           2,400  Cytyc Corp.* .....................................     58,008
Distribution/Wholesale - 2.7%
           7,600  Genuine Parts Co .................................    286,748
          16,000  Ingram Micro, Inc. - Class A* ....................    228,000
           3,400  W.W. Grainger, Inc ...............................    180,030
                                                                        694,778
Diversified Operations - 1.2%
           6,000  Federal Signal Corp ..............................    102,060
           2,000  Harsco Corp ......................................     89,760
           1,200  Pentair, Inc .....................................     37,584
           3,100  Trinity Industries, Inc.# ........................     93,217
                                                                        322,621
Electronic Components - Semiconductors - 1.8%
           5,320  Advanced Micro Devices, Inc.*,# ..................     66,447
          10,800  Fairchild Semiconductor International, Inc.* .....    158,652
           6,200  QLogic Corp.* ....................................    151,590
           4,500  Zoran Corp.* .....................................     79,605
                                                                        456,294
Electronic Design Automation - 0.8%
           3,800  Cadence Design Systems, Inc.*,# ..................     51,186
           6,400  Synopsys, Inc.* ..................................    161,856
                                                                        213,042
Electronic Measuring Instruments - 0.3%
           2,200  Garmin, Ltd.# ....................................     82,500
Engineering - Research and Development Services - 1.3%
           2,000  Fluor Corp .......................................     91,100
           6,000  Jacobs Engineering Group, Inc.* ..................    239,880
                                                                        330,980
Fiduciary Banks - 0.7%
           3,000  State Street Corp ................................    128,430
           1,800  Wilmington Trust Corp ............................     62,820
                                                                        191,250
Finance - Commercial - 1.1%
           8,000  CIT Group, Inc ...................................    278,080
Finance - Investment Bankers/Brokers - 0.5%
           1,600  Legg Mason, Inc ..................................    125,664
Food - Diversified - 0.6%
           4,100  H.J. Heinz Co ....................................    151,249
Food - Retail - 0.3%
           4,000  Safeway, Inc.* ...................................     84,520
Food - Wholesale/Distribution - 1.0%
           2,700  Fresh Del Monte Produce, Inc.# ...................     71,685
           6,200  Supervalu, Inc ...................................    177,072
                                                                        248,757
Forestry - 0.2%
           2,000  Plum Creek Timber Company, Inc ...................     62,760
Gas - Distribution - 0.9%
          11,000  ONEOK, Inc .......................................    231,000
Health Care Cost Containment - 0.6%
           4,500  McKesson Corp ....................................    144,765
Home Furnishings - 0.3%
           5,000  La-Z-Boy, Inc ....................................     86,400
Hospital Beds and Equipment - 0.8%
           3,600  Hillenbrand Industries, Inc ......................    204,444
Hotels and Motels - 0.6%
           6,300  Fairmont Hotels & Resorts, Inc.
                   (New York Shares) ...............................    162,225
Industrial Gases - 0.8%
           4,000  Air Products and Chemicals, Inc ..................    207,000
Instruments - Controls - 0.2%
           1,400  Mettler-Toledo International, Inc.* ..............     58,380
Internet Applications Software - 0.2%
           5,500  Verity, Inc.* ....................................     61,215
Internet Security - 0.9%
           3,700  Check Point Software Technologies, Ltd.
                   (New York Shares)* ..............................     73,593
           9,700  Internet Security Systems, Inc.* .................    148,604
                                                                        222,197

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  53

Janus Adviser Mid Cap Value Fund

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Investment Management and Advisory Services - 1.8%
           8,300  Federated Investors, Inc. - Class B ..............$   233,313
           2,000  Franklin Resources, Inc ..........................     96,500
           7,500  Waddell & Reed Financial, Inc. - Class A .........    145,650
                                                                        475,463
Machinery - Construction and Mining - 0.4%
           3,500  Joy Global, Inc ..................................    103,915
Machinery - General Industrial - 0.4%
           3,500  Albany International Corp. - Class A .............    104,720
Medical - Drugs - 0.5%
           5,500  Priority Healthcare Corp. - Class B* .............    123,200
Medical - Generic Drugs - 0.3%
           6,100  Mylan Laboratories, Inc ..........................     90,402
Medical - HMO - 0.8%
          12,000  Humana, Inc.* ....................................    217,320
Medical - Hospitals - 1.3%
           5,000  HCA, Inc .........................................    193,250
           2,800  LifePoint Hospitals, Inc.* .......................     93,548
           3,800  Province Healthcare Co.* .........................     55,214
                                                                        342,012
Medical - Nursing Homes - 0.7%
           5,500  Manor Care, Inc ..................................    171,875
Medical Labs and Testing Services - 1.2%
           1,900  Covance, Inc.* ...................................     69,711
           6,100  Laboratory Corporation of America
                   Holdings* .......................................    238,876
                                                                        308,587
Medical Products - 0.1%
             800  Invacare Corp.# ..................................     32,440
Medical Sterilization Products - 1.1%
          13,500  Steris Corp.* ....................................    277,560
Multi-Line Insurance - 1.5%
           2,400  Cincinnati Financial Corp ........................     95,712
          12,500  Old Republic International Corp ..................    291,125
                                                                        386,837
Multimedia - 1.0%
           6,600  Belo Corp. - Class A .............................    154,308
           1,500  McGraw-Hill Companies, Inc .......................    112,590
                                                                        266,898
Networking Products - 1.0%
          30,000  3Com Corp.* ......................................    147,900
          10,900  Foundry Networks, Inc.* ..........................    111,834
                                                                        259,734
Non-Hazardous Waste Disposal - 0.5%
           4,800  Republic Services, Inc ...........................    137,280
Office Automation and Equipment - 0.4%
           6,700  Xerox Corp.* .....................................     92,862
Oil - Field Services - 1.9%
           2,900  Cal Dive International, Inc.*,# ..................     89,900
          10,800  Key Energy Services, Inc.* .......................    108,864
           7,500  Varco International, Inc.* .......................    181,275
           2,500  Weatherford International, Ltd* ..................    116,950
                                                                        496,989
Oil and Gas Drilling - 3.3%
           3,400  Global Santa Fe Corp .............................     93,160
           6,800  Noble Corp.* .....................................    263,296
          16,500  Patterson-UTI Energy, Inc ........................    300,795
           4,000  Precision Drilling Corp.* ........................    198,920
                                                                        856,171
Oil Companies - Exploration and Production - 4.7%
           1,800  Anadarko Petroleum Corp ..........................    107,622
           3,400  Burlington Resources, Inc ........................    129,778
           2,100  Devon Energy Corp ................................    145,929
           2,200  EOG Resources, Inc ...............................    139,810
           8,600  Forest Oil Corp.* ................................    243,294
           3,700  Newfield Exploration Co.* ........................    218,559
           3,900  Noble Energy, Inc ................................    215,709
                                                                      1,200,701
Oil Companies - Integrated - 0.8%
           5,200  Marathon Oil Corp ................................    195,884
Oil Field Machinery and Equipment - 1.5%
           6,100  Cooper Cameron Corp.* ............................    311,649
           2,600  National-Oilwell, Inc.* ..........................     86,970
                                                                        398,619
Paper and Related Products - 1.3%
           5,000  Rayonier, Inc ....................................    219,900
           1,800  Temple-Inland, Inc ...............................    122,850
                                                                        342,750
Pharmacy Services - 0.7%
           6,100  Omnicare, Inc ....................................    172,447
Power Converters and Power Supply Equipment - 0.5%
           9,000  American Power Conversion Corp ...................    135,900
Property and Casualty Insurance - 0.7%
           4,000  Mercury General Corp .............................    188,520
Publishing - Newspapers - 0.5%
           2,900  Tribune Co .......................................    123,105
Publishing - Periodicals - 0.2%
           3,900  Reader's Digest Association, Inc .................     55,692
REIT - Apartments - 0.6%
           4,000  Home Properties, Inc .............................    150,400
REIT - Office Property - 1.1%
           2,000  Alexandria Real Estate Equities, Inc .............    120,180
           4,600  Prentiss Properties Trust ........................    157,596
                                                                        277,776
REIT - Shopping Centers - 0.7%
           6,000  Weingarten Realty Investors ......................    184,800
Reinsurance - 3.1%
             160  Berkshire Hathaway, Inc. - Class B* ..............    463,040
           2,500  Everest Re Group, Ltd ............................    183,700
           4,300  IPC Holdings, Ltd ................................    161,250
                                                                        807,990
Retail - Apparel and Shoe - 0.4%
           3,100  Talbots, Inc .....................................     95,480
Retail - Discount - 0.8%
          16,000  Big Lots, Inc.* ..................................    195,840
Retail - Drug Store - 0.5%
           2,900  CVS Corp .........................................    121,423
Retail - Restaurants - 1.7%
           5,500  Bob Evans Farms, Inc .............................    146,410
           4,900  Brinker International, Inc.* .....................    175,469
           3,300  Wendy's International, Inc .......................    118,041
                                                                        439,920
Retail - Toy Store - 0.5%
           7,600  Toys R Us, Inc.* .................................    125,096
Savings/Loan/Thrifts - 5.0%
           6,300  Astoria Financial Corp ...........................    215,208
          13,000  Brookline Bancorp, Inc ...........................    184,990
           4,500  People's Bank# ...................................    141,795
          12,700  Provident Financial Services, Inc ................    224,155
          20,500  Washington Federal, Inc ..........................    513,525
                                                                      1,279,673

See Notes to Schedules of Investments and Financial Statements


54  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Semiconductor Components/Integrated Circuits - 0.6%
          14,000  Integrated Device Technology, Inc.* ..............$   160,020
Steel - Producers - 1.4%
           7,600  International Steel Group, Inc.* .................    248,748
           3,400  Steel Dynamics, Inc.# ............................    111,350
                                                                        360,098
Super-Regional Banks - 1.3%
           6,600  PNC Bank Corp ....................................    333,960
Telecommunication Equipment - Fiber Optics - 0.3%
           5,900  Newport Corp.* ...................................     84,606
Telephone - Integrated - 1.8%
           6,100  ALLTEL Corp ......................................    317,200
          10,000  IDT Corp.* .......................................    155,000
                                                                        472,200
Toys - 0.6%
           9,500  Mattel, Inc ......................................    166,440
Transportation - Air Freight - 0.3%
           2,200  CNF, Inc .........................................     90,772
Transportation - Railroad - 0.5%
           8,100  Kansas City Southern*,# ..........................    118,422
Transportation - Services - 1.2%
          22,000  Laidlaw International, Inc.* .....................    309,100
Transportation - Truck - 1.1%
           5,200  Swift Transportation Company, Inc.* ..............    103,870
           5,000  USF Corp .........................................    177,500
                                                                        281,370
Wireless Equipment - 0.6%
          20,000  Wireless Facilities, Inc.*,# .....................    149,600
-------------------------------------------------------------------------------
Total Common Stock (cost $20,128,992) .............................. 21,454,912
-------------------------------------------------------------------------------
Rights - 0%
Cable Television - 0%
             145  Liberty Media International, Inc. -
                   Class A* (cost $0) ..............................        871
-------------------------------------------------------------------------------
Other Securities - 2.4%
         614,167  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $614,167) ................    614,167
-------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 17.8%
                  Fannie Mae
      $4,600,000    1.28%, 8/2/04 (cost $4,599,836) ................  4,599,836
-------------------------------------------------------------------------------
Total Investments (total cost $25,342,995) - 103.1% ................ 26,669,786
-------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.1)% ....   (783,156)
-------------------------------------------------------------------------------
Net Assets - 100% ..................................................$25,886,630
-------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                     Market Value             % of Investment Securities
-------------------------------------------------------------------------------
Bermuda                      $   590,316                                   2.2%
Canada                           642,895                                   2.4%
Cayman Islands                   510,641                                   1.9%
Israel                            73,593                                   0.3%
United States++               24,852,341                                  93.2%
-------------------------------------------------------------------------------
Total                        $26,669,786                                 100.0%

++Includes Short-Term Securities (73.6% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  55

Janus Adviser Small Company Value Fund                             Subadvised by
(unaudited)                                                             Bay Isle
                                                                   Financial LLC

--------------------------------------------------------------------------------
Fund Strategy

Janus Adviser Small Company Value Fund invests primarily in small-sized companies with solid fundamentals trading at a discount to fair value. Portfolio risk is mitigated through disciplined portfolio construction.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Jakob Holm
                                                               portfolio manager

                                                               [PHOTO]
                                                               William Schaff
                                                               portfolio manager

Performance Overview

During the 12 months ended July 31, 2004, an improved economic environment helped stocks appreciate, particularly small-cap value stocks. Janus Adviser Small Company Value Fund gained in this environment, returning 17.75% for its I Shares and 17.10% for its C Shares for the 12-month period. This compares to a 22.83% gain for the Fund's benchmark, the Russell 2000 Value Index.

The discrepancy in performance between the Fund and the Index is due in part to our materials stocks, which did not perform as strongly as those included in the Index. Our overweight position in banks also worked against us. This was our largest area of investment during the period and, unfortunately, an area that came under pressure as interest rates began to rise. To our benefit, however, were several well-chosen investments in healthcare equipment and healthcare services companies, as well as consumer durables and apparel businesses.

Strategy in This Environment

The investment philosophy of the Fund dictates that we invest in stocks we believe have below-average risk, which means that the Fund is unlikely to outperform its benchmark during periods when investors are risk seeking. However, most investors are, by nature risk adverse, and we therefore believe that our approach will continue to stand us in good stead.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                                  July 31, 2004    July 31, 2003
RC2 Corp.                                              2.3%             1.2%
Applied Industrial
 Technologies, Inc.                                    2.3%             1.5%
Cabot Corp.                                            2.3%             1.8%
Brookstone, Inc.                                       2.1%             1.1%
Steiner Leisure, Ltd.                                  2.0%              --
Barnes & Noble, Inc.                                   1.9%             1.6%
Dycom Industries, Inc.                                 1.8%             1.2%
Zale Corp.                                             1.8%             1.7%
Ruddick Corp.                                          1.8%             1.5%
Jakks Pacific, Inc.                                    1.7%             0.8%

Portfolio Composition

Approximately 96.3% of the Fund's total net assets were invested in equities as of July 31, 2004, while a modest 3.7% cash position was held in reserve to use for new investment ideas. Small-cap stocks accounted for 91.0% of our equity investments. The Fund's top 10 equity holdings accounted for 20.0% of total net assets.

Strong Performers Included Select Banks, Real Estate Investment Trust (REITs) and Industrials Stocks

Although the Fund's largest sector weighting during the period was in financials, we gradually have been trimming our exposure to this group, which came under pressure as a result of higher-trending interest rates. That said, there were a number of strong performers in this group, most notably, Nara Bancorp, a position we sold for a profit after we believed the stock became more fully-valued. This California-based bank caters to the Korean community and continued to produce strong financial results during the period, with little compression of its net interest margin and solid earnings.


56  Janus Adviser Series  July 31, 2004

(unaudited)

The majority of the Fund's REIT investments also gained during the period, however, one holding that produced exceptionally strong results was Alexandria Real Estate Equities. We view Alexandria as having a unique niche in the offices space, as it specializes in office/lab space for healthcare research companies, which we believe is less exposed to the woes of most office owners.

Among our industrial stocks, Applied Industrial Technologies, a distributor of various industrial and fluid power products, was the biggest contributor to the Fund's absolute performance. The company recently announced excellent fiscal first-quarter results, beating analysts' expectations, and also increased guidance for the rest of the year. We believe the stock will continue to perform well as manufacturing activity improves.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                        Janus Adviser Small Company
                                Value Fund              Russell 2000 Value Index
                        ---------------------------     ------------------------
Commercial Banks                  16.8%                         11.1%
Savings/Loan/Thrifts               4.4%                          3.9%
REIT - Office Property             4.4%                          2.2%
Machinery - General Industrial     3.2%                          0.3%
Food - Retail                      2.8%                          0.4%

Weak Performers Included Savings and Loan and Retail Stocks

Working against us during the period were select holdings in the savings and loan industry, including People's Bancorp. People's is the holding company for Peoples Federal Savings Bank of DeKalb County and First Savings Bank, which have branch locations in Indiana and Michigan. Although the company has seen a decline in earnings and income, we believe the stock is undervalued and consequently added to our position during the period.

Another detractor was Movie Gallery, which provides movie and video game rentals in rural and secondary markets. Over the last couple of years, the company has shifted its inventory from VHS to DVD, and increased its shelf space to accommodate more video games. However, late last year, when another video rental chain reported worse-than-expected same-store sales growth, Movie Gallery's stock declined in sympathy. Nonetheless, we continue to hold the stock in the portfolio due to our belief that it remains undervalued.

Investment Strategy and Outlook

Recent volatility in the market has increased the number of stocks we would consider for investment. We will continue to hunt for bargains among those that we believe are cheap, whether it be for transitory reasons such as missing analysts' expectations, or simply because other investors have not discovered their value. As always, our investment process and valuation work remain our anchors as we search for undervalued stocks.

Thank you for your investment in Janus Adviser Small Company Value Fund.


                                         Janus Adviser Series  July 31, 2004  57

Janus Adviser Small Company Value Fund (unaudited)

================================================================================
                         Initial investment of $10,000

 [The following table was depicted as a mountain chart in the printed material.]

                        Janus Adviser Small Company
                           Value Fund - I Shares        Russell 2000 Value Index
                           ---------------------        ------------------------
 3/28/2002*                      $10,000                         $10,000
 3/31/2002                       $10,000                         $10,000
04/30/2002                       $10,230                         $10,352
05/31/2002                       $ 9,970                         $10,010
06/30/2002                       $ 9,780                         $ 9,788
07/31/2002                       $ 8,780                         $ 8,334
08/31/2002                       $ 8,770                         $ 8,297
09/30/2002                       $ 8,260                         $ 7,704
10/31/2002                       $ 8,350                         $ 7,820
11/30/2002                       $ 8,920                         $ 8,444
12/31/2002                       $ 8,550                         $ 8,083
01/31/2003                       $ 8,310                         $ 7,856
02/28/2003                       $ 8,290                         $ 7,592
03/31/2003                       $ 8,370                         $ 7,673
04/30/2003                       $ 8,990                         $ 8,401
05/31/2003                       $ 9,770                         $ 9,259
06/30/2003                       $10,020                         $ 9,416
07/31/2003                       $10,570                         $ 9,886
08/31/2003                       $10,980                         $10,261
09/30/2003                       $10,780                         $10,143
10/31/2003                       $11,510                         $10,971
11/30/2003                       $11,990                         $11,392
12/31/2003                       $12,244                         $11,804
01/31/2004                       $12,446                         $12,212
 2/29/2004                       $12,609                         $12,448
 3/31/2004                       $12,831                         $12,620
 4/30/2004                       $12,122                         $11,968
 5/31/2004                       $12,224                         $12,112
 6/30/2004                       $13,004                         $12,727
 7/31/2004                       $12,457                         $12,142

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------
                                           Calendar        One          Since
                                         Year-to-Date      Year       Inception*
--------------------------------------------------------------------------------
Janus Adviser Small Company
Value Fund - I Shares                       1.74%         17.75%         9.83%
--------------------------------------------------------------------------------
Janus Adviser Small Company
Value Fund - C Shares at NAV                1.50%         17.10%         9.53%
--------------------------------------------------------------------------------
Janus Adviser Small Company
Value Fund - C Shares at MOP               (0.51)%        14.84%         9.06%
--------------------------------------------------------------------------------
Russell 2000 Value Index                    2.87%         22.83%         8.64%
--------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Small-Cap Core Funds                         N/A         345/515        73/457
--------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Returns shown for Janus Adviser Small Company Value Fund - I Shares and - C Shares for periods prior to April 17, 2003 and April 22, 2003, respectively, are derived from the historical performance of Berger Small Cap Value Fund II.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The Fund's inception date - March 28, 2002
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                   Beginning Account Value               Ending Account Value            Expenses Paid During Period
Expense Example - I Shares                (2/1/04)                            (7/31/04)                        (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                  $1,000.00                              $999.20                                $8.70
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)             $1,000.00                            $1,016.16                                $8.77
------------------------------------------------------------------------------------------------------------------------------------

                                   Beginning Account Value               Ending Account Value            Expenses Paid During Period
Expense Example - C Shares                (2/1/04)                            (7/31/04)                        (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                  $1,000.00                              $996.70                               $11.17
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)             $1,000.00                            $1,013.67                               $11.27
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.75% for I Shares and 2.25% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance the investment process will consistently lead to successful investing.

Effective November 28, 2003, Janus Adviser Small Cap Value Fund changed its name to Janus Adviser Small Company Value Fund.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

This Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Bay Isle Financial LLC is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


58  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.3%
Building and Construction - Miscellaneous - 1.8%
          10,472  Dycom Industries, Inc.* ........................$     282,116
Building Products - Lighting Fixtures - 1.1%
           2,774  Genlyte Group, Inc.* ...........................      172,820
Capacitators - 0.6%
           8,926  KEMET Corp.* ...................................       90,063
Chemicals - Diversified - 0.7%
           2,595  FMC Corp.* .....................................      114,050
Chemicals - Specialty - 2.3%
           9,038  Cabot Corp .....................................      344,167
Collectibles - 2.3%
          11,070  RC2 Corp.* .....................................      347,598
Commercial Banks - 16.8%
           5,844  1st Source Corp ................................      140,724
           2,701  BancFirst Corp .................................      160,574
           1,799  BancorpSouth, Inc ..............................       37,995
           8,215  Bank of Granite Corp ...........................      157,317
           6,233  Camden National Corp ...........................      193,472
           9,128  Community Bank System, Inc .....................      205,471
           1,283  First Citizens BancShares, Inc. - Class A ......      152,677
           7,865  First Commonwealth Financial Corp ..............      100,593
           6,269  First Financial Corp ...........................      199,856
           4,675  First of Long Island Corp ......................      205,326
           4,925  Omega Financial Corp ...........................      152,183
           6,636  Peoples Bancorp, Inc ...........................      169,218
           6,206  Simmons First National Corp. - Class A .........      152,916
          12,699  TriCo Bancshares ...............................      228,963
           2,413  UMB Financial Corp .............................      120,940
           7,436  Washington Trust Bancorp, Inc ..................      186,792
                                                                      2,565,017
Commercial Services - 2.0%
          12,827  Steiner Leisure, Ltd.* .........................      306,694
Computer Services - 0.8%
           2,800  CACI International, Inc.* ......................      115,108
Consulting Services - 1.2%
          10,445  FTI Consulting, Inc.* ..........................      180,281
Distribution/Wholesale - 1.5%
           5,640  United Stationers, Inc.* .......................      222,329
Electric - Integrated - 1.1%
           3,385  Central Vermont Public Service Corp ............       65,771
           4,235  Otter Tail Corp ................................      105,197
                                                                        170,968
Electronic Components - Miscellaneous - 0.5%
           7,083  Plexus Corp.* ..................................       79,400
Electronic Components - Semiconductors - 1.0%
           8,872  Zoran Corp.* ...................................      156,946
Entertainment Software - 1.0%
           5,025  Take-Two Interactive Software, Inc.* ...........      157,383
Environmental Consulting and Engineering - 0.8%
           7,480  TRC Companies, Inc.* ...........................      114,444
Food - Canned - 1.0%
          14,495  Del Monte Foods Co.* ...........................      152,777
Food - Diversified - 1.0%
           4,345  J & J Snack Foods Corp.* .......................      159,592
Food - Retail - 2.8%
          13,806  Ruddick Corp ...................................      270,045
           5,039  Weis Markets, Inc ..............................      160,694
                                                                        430,739
Footwear and Related Apparel - 0.7%
           6,060  Steven Madden, Ltd.* ...........................      113,928
Gas - Distribution - 1.1%
           3,077  Atmos Energy Corp ..............................       77,448
           2,024  Piedmont Natural Gas Company, Inc ..............       83,490
                                                                        160,938
Human Resources - 1.4%
          24,023  Spherion Corp.* ................................      207,799
Internet Applications Software - 2.8%
          14,729  Interwoven, Inc.* ..............................      110,762
          23,446  Stellent, Inc.* ................................      163,184
         103,118  Vignette Corp.* ................................      147,459
                                                                        421,405
Leisure and Recreation Products - 1.5%
          11,965  Multimedia Games, Inc.* ........................      226,497
Machinery - General Industrial - 3.2%
          10,806  Applied Industrial Technologies, Inc ...........      345,468
           9,051  Stewart & Stevenson Services, Inc ..............      142,553
                                                                        488,021
Medical - HMO - 1.7%
           5,526  Amerigroup Corp.* ..............................      265,027
Medical - Nursing Homes - 0.8%
           4,745  Kindred Healthcare, Inc.* ......................      115,066
Medical Instruments - 1.1%
           5,010  Datascope Corp .................................      173,897
Medical Labs and Testing Services - 1.3%
           5,240  Covance, Inc.* .................................      192,256
Medical Products - 1.0%
           2,661  Cooper Companies, Inc ..........................      158,196
Multi-Line Insurance - 1.3%
           6,510  American Financial Group, Inc ..................      193,282
Non-Ferrous Metals - 0.5%
           5,092  RTI International Metals, Inc.* ................       76,329
Office Furnishings - Original - 1.4%
           5,136  HNI, Corp ......................................      207,751
Oil - Field Services - 1.3%
           7,712  Tetra Technologies, Inc.* ......................      203,211
Oil and Gas Drilling - 0.9%
           3,463  Atwood Oceanics, Inc.* .........................      133,880
Oil Field Machinery and Equipment - 1.4%
           2,060  Cooper Cameron Corp.* ..........................      105,245
           4,004  Maverick Tube Corp.* ...........................      115,476
                                                                        220,721
Paper and Related Products - 0.8%
           4,885  Louisiana-Pacific Corp .........................      115,677
Printing - Commercial - 1.6%
          16,596  Bowne & Company, Inc ...........................      247,114
REIT - Health Care - 0.5%
           4,030  Nationwide Health Properties, Inc ..............       76,973
REIT - Hotels - 0.5%
           6,990  Innkeepers USA Trust ...........................       73,325
REIT - Office Property - 4.4%
           1,283  Alexandria Real Estate Equities, Inc ...........       77,095
           4,380  Kilroy Realty Corp .............................      155,052
           4,645  Maguire Properties, Inc ........................      114,964
           4,530  Prentiss Properties Trust ......................      155,198
           3,380  SL Green Realty Corp ...........................      165,958
                                                                        668,267
REIT - Regional Malls - 0.8%
           2,625  Macerich Co ....................................      125,738

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  59

Janus Adviser Small Company Value Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
REIT - Shopping Centers - 2.8%
           5,390  Acadia Realty Trust ............................$      76,376
           3,070  Pan Pacific Retail Properties, Inc .............      155,342
           4,535  Regency Centers Corp ...........................      192,738
                                                                        424,456
REIT - Warehouse and Industrial - 2.0%
           6,180  Catellus Development Corp ......................      154,500
           7,935  First Potomac Realty Trust .....................      157,113
                                                                        311,613
Research and Development - 1.1%
           4,600  Pharmaceutical Product Development, Inc.* ......      161,276
Retail - Automobile - 1.0%
           4,959  Group 1 Automotive, Inc.* ......................      147,481
Retail - Bookstore - 1.9%
           8,375  Barnes & Noble, Inc.* ..........................      287,933
Retail - Jewelry - 1.8%
          10,270  Zale Corp.* ....................................      278,728
Retail - Mail Order - 2.1%
          17,882  Brookstone, Inc.* ..............................      313,471
Retail - Restaurants - 1.0%
           4,465  CBRL Group, Inc ................................      148,327
Retail - Video Rental - 1.2%
          10,380  Movie Gallery, Inc .............................      180,508
Savings/Loan/Thrifts - 4.4%
           6,395  First Defiance Financial Corp ..................      151,881
           4,850  FirstFed Financial Corp.* ......................      219,754
           5,708  Parkvale Financial Corp ........................      148,979
           6,390  Provident Financial Holdings, Inc ..............      149,270
                                                                        669,884
Telecommunication Equipment - Fiber Optics - 0.5%
          36,336  Optical Communication Products, Inc.* ..........       79,939
Telephone - Integrated - 0.7%
           4,145  Golden Telecom, Inc ............................      104,620
Toys - 1.7%
          13,350  Jakks Pacific, Inc.* ...........................      267,935
Water - 1.3%
           8,765  American States Water Co .......................      202,033
Wire and Cable Products - 0.5%
           4,240  Belden CDT, Inc.* ..............................       82,468
--------------------------------------------------------------------------------
Total Common Stock (cost $12,304,188) ............................   14,688,462
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 4.6%
                  Fannie Mae
         700,000   1.28%, 8/2/04 (amortized cost $699,975) .......      699,975
--------------------------------------------------------------------------------
Total Investments (total cost $13,004,163) - 100.9% ..............   15,388,437
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9)% ..     (141,983)
--------------------------------------------------------------------------------
Net Assets - 100% ................................................$  15,246,454
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                              % of Investment Securities     Market Value
--------------------------------------------------------------------------------
Bahamas                                             $   306,694             2.0%
United States++                                      15,081,743            98.0%
--------------------------------------------------------------------------------
Total                                               $15,388,437           100.0%

++Includes Short-Term Securities (93.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


60  Janus Adviser Series  July 31, 2004

Janus Adviser Risk-Managed Growth Fund                             Subadvised by
(unaudited)                                                               INTECH

--------------------------------------------------------------------------------
Fund Strategy

This diversified fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
--------------------------------------------------------------------------------

Performance Overview

For the 12 months ended July 31, 2004, Janus Adviser Risk-Managed Growth Fund returned 12.77% for its I Shares and 12.16% for its C Shares. This compares to an 8.51% return posted by the Russell 1000 Growth Index, the Fund's benchmark.

As stock prices naturally moved, the investment process adjusted each comparable stock's "weighting" in an effort to keep the Fund potentially more efficient than the Russell 1000 Growth Index, without increasing risk. While individual stock volatility was lower than it has been over the past several quarters, during the period there was indeed adequate fluctuation overall to allow the process to work well.

Strategy in This Environment

During the year the strategy remained unchanged. Janus Adviser Risk-Managed Growth Fund employs a mathematical strategy that uses the natural volatility of stock prices to attempt to generate a return in excess of the Russell 1000 Growth Index. Rather than trying to pick individual stocks or stock alphas, the process analyzes the relative volatility of stocks and their correlation to one another to attempt to find more efficient weightings for stocks in the Fund. The strategy then periodically rebalances back to those weights in conjunction with continually analyzing new information on correlation and volatility to try to maintain a more efficient portfolio - a Fund that will outperform its benchmark index with benchmark-like risk over the long term.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                                July 31, 2004      July 31, 2003
General Electric Co.                                 3.1%               3.8%
Pfizer, Inc.                                         2.7%               3.2%
Microsoft Corp.                                      1.8%               2.8%
Zimmer Holdings, Inc.                                1.8%               0.7%
International Game Technology                        1.7%               0.9%
Symantec Corp.                                       1.4%               0.9%
Boston Scientific Corp.                              1.4%               1.4%
3M Co.                                               1.3%               0.8%
Guidant Corp.                                        1.2%               0.2%
Genentech, Inc.                                      1.1%               0.3%

The portfolio construction process begins with the stocks in the Russell 1000 Growth Index. The process runs a bankruptcy and liquidity screen, a quantifiable and objective screen which immediately removes stocks with weak balance sheets and income statements or that are too expensive to trade. Within specific risk constraints, the mathematical process then analyzes relative stock volatility, attempting to identify stocks that have high volatility relative to the Index, and stocks' correlation to one another, attempting to identify those stocks with low correlation. In this way, the process attempts to build a Fund with the potential for returns above the Index, but with risk equal to or lower than the risk of the Index. Determining the more efficient weights of the stocks in the portfolio is what drives the long-term returns of the Fund.

Performance Review

The mathematical strategy employs volatility and correlation among stocks to attempt to generate returns above the Index. As a result, the investment process does not make decisions on individual stocks based on fundamental analysis or strategic bets. Instead, the Fund is built on the tens of thousands of potential combinations of securities rather than the fundamental attractiveness of individual stocks or sectors.


                                         Janus Adviser Series  July 31, 2004  61

Janus Adviser Risk-Managed Growth Fund
(unaudited)

Janus Adviser Risk-Managed Growth Fund's performance can primarily be attributed to two factors: stocks' relative volatility and their correlation to one another. This can be thought of as the alpha generator or the element of the investment process that is primarily responsible for relative performance. In addition, market diversity - the distribution of capital among large and small stocks in a market or index - is a component that can have an influence on performance over the short term. During the 12 months ended July 31, 2004, both market diversity and the alpha generator contributed positively to the Fund's relative return.

Investment Strategy and Outlook

Looking ahead, the Fund will continue to rely on a mathematically-based, risk-managed investment process that seeks to outperform the Russell 1000 Growth Index over the long term while attempting to control downside risk. The Fund will continue to implement the process in a disciplined and deliberate manner. The process may experience relative underperformance during shorter time periods, but has a goal of relative outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Fund's investment process. At the same time, marginal improvements to the mathematical process will continue to be made in an effort to seek an efficient Fund that offers better long-term results than its benchmark index regardless of the market's direction.

Thank you for your investment in Janus Adviser Risk-Managed Growth Fund.


62  Janus Adviser Series  July 31, 2004

(unaudited)

================================================================================
                         Initial investment of $10,000

 [The following table was depicted as a mountain chart in the printed material.]

                         Janus Adviser Risk-Managed
                           Growth Fund - I Shares      Russell 1000 Growth Index
                         --------------------------    -------------------------
  1/2/2003*                    $   10,000                   $   10,000
 1/31/2003                     $    9,560                   $    9,434
02/28/2003                     $    9,480                   $    9,391
03/31/2003                     $    9,640                   $    9,566
04/30/2003                     $   10,230                   $   10,273
05/31/2003                     $   10,710                   $   10,786
06/30/2003                     $   10,890                   $   10,934
07/31/2003                     $   11,130                   $   11,206
08/31/2003                     $   11,450                   $   11,485
09/30/2003                     $   11,370                   $   11,362
10/31/2003                     $   12,030                   $   12,000
11/30/2003                     $   12,240                   $   12,126
12/31/2003                     $   12,500                   $   12,545
01/31/2004                     $   12,767                   $   12,802
 2/29/2004                     $   12,992                   $   12,883
 3/31/2004                     $   13,002                   $   12,644
 4/30/2004                     $   12,818                   $   12,497
 5/31/2004                     $   13,033                   $   12,730
 6/30/2004                     $   13,269                   $   12,889
 7/31/2004                     $   12,551                   $   12,160

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------
                                       Calendar         One             Since
                                    Year-to-Date        Year          Inception*
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Growth Fund - I Shares                  0.41%          12.77%           15.52%
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Growth Fund - C Shares at NAV           0.08%          12.16%           14.92%
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Growth Fund - C Shares at MOP          (1.89)%          9.98%           14.20%
--------------------------------------------------------------------------------
Russell 1000 Growth Index              (3.07)%          8.51%           13.22%
--------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Multi-Cap Growth Funds                  N/A            99/448          219/428
--------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The Fund's inception date - January 2, 2003
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                   Beginning Account Value               Ending Account Value            Expenses Paid During Period
Expense Example - I Shares                (2/1/04)                            (7/31/04)                        (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                  $1,000.00                              $980.80                                $6.85
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)             $1,000.00                            $1,017.95                                $6.97
------------------------------------------------------------------------------------------------------------------------------------

                                   Beginning Account Value               Ending Account Value            Expenses Paid During Period
Expense Example - C Shares                (2/1/04)                            (7/31/04)                        (2/1/04-7/31/04) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                  $1,000.00                              $978.20                                $9.30
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)             $1,000.00                            $1,015.47                                $9.47
------------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.39% for I Shares and 1.89% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

Effective November 28, 2003, Janus Adviser Risk-Managed Large Cap Growth Fund changed its name to Janus Adviser Risk-Managed Growth Fund and eliminated its policy to invest at least 80% of its net assets in large capitalization securities.

For I Shares, a 2% redemption fee may be imposed on shares held for 3 months or less.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                         Janus Adviser Series  July 31, 2004  63

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 95.4%
Advertising Services - 0.2%
           1,700  Getty Images, Inc.* ............................$      92,854
Aerospace and Defense - 0.8%
           4,100  Boeing Co ......................................      208,075
             300  General Dynamics Corp ..........................       29,646
           4,600  Rockwell Collins, Inc ..........................      157,412
                                                                        395,133
Aerospace and Defense - Equipment - 0.5%
             700  Alliant Techsystems, Inc.* .....................       44,072
           2,100  United Technologies Corp .......................      196,350
                                                                        240,422
Airlines - 0%
             600  AMR Corp.* .....................................        5,058
Apparel Manufacturers - 0.9%
          11,000  Coach, Inc.* ...................................      470,690
Applications Software - 2.3%
          33,300  Microsoft Corp .................................      947,718
          14,500  Red Hat, Inc.*,** ..............................      248,240
                                                                      1,195,958
Athletic Footwear - 0.4%
           2,500  NIKE, Inc. - Class B ...........................      181,775
Audio and Video Products - 0.8%
           4,500  Harman International Industries, Inc ...........      385,785
Automotive - Medium and Heavy Duty Trucks - 0.1%
             500  Oshkosh Truck Corp .............................       26,485
Automotive - Truck Parts and Equipment - Original - 0.1%
             100  Borg-Warner Automotive, Inc ....................        4,719
             400  Johnson Controls, Inc ..........................       22,580
                                                                         27,299
Batteries and Battery Systems - 0.1%
           1,900  Energizer Holdings, Inc.* ......................       72,390
Beverages - Non-Alcoholic - 2.1%
           9,600  Coca-Cola Co ...................................      421,056
           9,600  Pepsi Bottling Group, Inc ......................      267,360
           7,600  PepsiCo, Inc ...................................      380,000
                                                                      1,068,416
Beverages - Wine and Spirits - 0.1%
             800  Brown-Forman Corp. - Class B ...................       37,208
Brewery - 0.5%
           4,700  Anheuser-Busch Companies, Inc ..................      243,930
Building - Residential and Commercial - 0.3%
           2,600  Centex Corp ....................................      110,292
             400  D.R. Horton, Inc ...............................       11,052
             100  Lennar Corp ....................................        4,268
             100  M.D.C. Holdings, Inc ...........................        6,715
             400  Pulte Homes, Inc ...............................       21,852
             200  Toll Brothers, Inc.* ...........................        7,948
                                                                        162,127
Building Products - Air and Heating - 1.1%
          14,800  American Standard Companies, Inc.* .............      560,772
Building Products - Cement and Aggregate - 0%
             150  Florida Rock Industries, Inc ...................        6,440
Cable Television - 0.2%
           5,675  DIRECTV Group, Inc.* ...........................       91,992
Casino Hotels - 1.3%
           4,000  Harrah's Entertainment, Inc ....................      185,960
           3,100  Mandalay Resort Group ..........................      209,250
             900  MGM Mirage, Inc.* ..............................       39,735
           3,600  Station Casinos, Inc ...........................      155,520
           1,600  Wynn Resorts, Ltd.* ............................       57,248
                                                                        647,713
Casino Services - 1.7%
          27,600  International Game Technology ..................      892,584
Cellular Telecommunications - 1.1%
          15,200  AT&T Wireless Services, Inc.* ..................      219,488
             600  N.I.I. Holdings, Inc.* .........................       22,812
          11,300  Nextel Communications, Inc. - Class A* .........      257,188
           1,900  Nextel Partners, Inc. - Class A* ...............       30,533
             800  Western Wireless Corp. - Class A* ..............       21,112
                                                                        551,133
Chemicals - Diversified - 0.1%
           1,900  Dow Chemical Co ................................       75,791
Chemicals - Specialty - 0.2%
           2,600  Ecolab, Inc ....................................       79,300
Coal - 0.1%
             300  Arch Coal, Inc .................................       10,131
           1,000  CONSOL Energy, Inc .............................       35,840
                                                                         45,971
 Coatings and Paint Products - 0%
             200  Sherwin-Williams Co ............................        8,076
 Commercial Banks - 1.4%
           6,400  Commerce Bancorp, Inc ..........................      322,176
             400  Fremont General Corp ...........................        7,512
           2,900  North Fork Bancorporation, Inc .................      113,245
             600  Synovus Financial Corp .........................       15,282
           3,700  TCF Financial Corp .............................      223,480
             400  UCBH Holdings, Inc .............................       15,636
           1,200  W Holding Company, Inc .........................       19,800
                                                                        717,131
 Commercial Services - 0.1%
             300  Alliance Data Systems Corp.* ...................       11,913
             200  ChoicePoint, Inc.* .............................        8,400
             550  Iron Mountain, Inc.* ...........................       17,749
           2,800  ServiceMaster Co ...............................       32,704
                                                                         70,766
 Commercial Services - Finance - 0.8%
             200  H&R Block, Inc .................................        9,826
           5,500  Moody's Corp ...................................      374,550
             100  Paychex, Inc ...................................        3,071
                                                                        387,447
 Communications Software - 0%
             300  Avid Technology, Inc.* .........................       14,022
 Computer Aided Design - 0.3%
           3,800  Autodesk, Inc ..................................      152,760
 Computer Services - 0.4%
             700  Ceridian Corp.* ................................       12,600
           7,200  Cognizant Technology Solutions Corp.* ..........      198,360
                                                                        210,960
 Computers - 1.2%
           2,100  Apple Computer, Inc.* ..........................       67,914
           8,100  Dell, Inc.* ....................................      287,307
           3,200  IBM Corp .......................................      278,624
                                                                        633,845
 Computers - Integrated Systems - 0.1%
           1,500  NCR Corp.* .....................................       69,645
 Computers - Memory Devices - 0%
             200  SanDisk Corp.* .................................        4,864
 Computers - Peripheral Equipment - 0.1%
             500  Lexmark International Group, Inc. -
                   Class A* ......................................       44,250

See Notes to Schedules of Investments and Financial Statements


64  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Consumer Products - Miscellaneous - 0.6%
           4,200  Clorox Co ......................................$     209,034
           1,300  Fortune Brands, Inc ............................       93,834
             300  Fossil, Inc.* ..................................        7,257
             300  Scotts Co. - Class A* ..........................       18,300
                                                                        328,425
Containers - Metal and Glass - 0.4%
           3,100  Ball Corp ......................................      223,758
Containers - Paper and Plastic - 0%
             900  Pactiv Corp.* ..................................       21,222
Cosmetics and Toiletries - 2.8%
             900  Alberto-Culver Co ..............................       41,958
           5,400  Avon Products, Inc .............................      232,254
           3,400  Estee Lauder Companies, Inc. - Class A .........      149,260
           5,300  Gillette Co ....................................      206,594
           2,900  International Flavors & Fragrances, Inc ........      105,966
           3,100  Kimberly-Clark Corp ............................      198,617
           9,700  Procter & Gamble Co ............................      505,855
                                                                      1,440,504
Data Processing and Management - 0.6%
           2,700  Acxiom Corp ....................................       59,400
           1,900  Automatic Data Processing, Inc .................       79,762
             300  Certegy, Inc ...................................       11,373
           2,500  Dun & Bradstreet Corp.* ........................      140,350
             600  Global Payments, Inc ...........................       27,390
                                                                        318,275
Dental Supplies and Equipment - 0.8%
             600  Dentsply International, Inc ....................       29,178
           5,400  Patterson Companies, Inc.* .....................      396,468
                                                                        425,646
Diagnostic Equipment - 0.1%
           1,300  Cytyc Corp.* ...................................       31,421
             400  Gen-Probe, Inc.* ...............................       14,968
                                                                         46,389
Diagnostic Kits - 0.5%
           1,600  Dade Behring Holdings, Inc.* ...................       79,504
           3,500  IDEXX Laboratories, Inc.* ......................      176,365
                                                                        255,869
Dialysis Centers - 0.8%
           9,100  Davita, Inc.* ..................................      276,367
           4,900  Renal Care Group, Inc.* ........................      156,114
                                                                        432,481
Direct Marketing - 0.2%
           3,600  Harte-Hanks Communications, Inc ................       86,976
Disposable Medical Products - 0.8%
           7,600  C.R. Bard, Inc .................................      419,520
Distribution/Wholesale - 0.8%
           4,600  CDW Corp .......................................      295,780
           1,900  Fastenal Co ....................................      118,522
             300  Hughes Supply, Inc .............................       18,276
                                                                        432,578
Diversified Operations - 5.9%
           8,100  3M Co ..........................................      667,116
           2,200  Brink's Co .....................................       71,170
           6,500  Danaher Corp ...................................      329,225
             300  Dover Corp .....................................       11,904
          48,600  General Electric Co ............................    1,615,949
             100  Harsco Corp ....................................        4,488
           1,600  Illinois Tool Works, Inc .......................      144,832
           1,500  ITT Industries, Inc ............................      119,925
             300  Roper Industries, Inc ..........................       16,800
             100  SPX Corp .......................................        4,095
                                                                      2,985,504
Diversified Operations - Commercial Services - 0.2%
           1,200  ARAMARK Corp.- Class B .........................       32,184
           3,600  Cendant Corp ...................................       82,368
                                                                        114,552
E-Commerce/Products - 0%
             600  Amazon.com, Inc.* ..............................       23,352
E-Commerce/Services - 1.1%
           6,900  eBay, Inc.* ....................................      540,477
Electric - Integrated - 0%
             400  Allegheny Energy, Inc.* ........................        5,936
Electric Products - Miscellaneous - 0.1%
           1,500  AMETEK, Inc ....................................       46,260
             400  Emerson Electric Co ............................       24,280
                                                                         70,540
Electronic Components - Miscellaneous - 0%
             600  Gentex Corp ....................................       21,480
Electronic Components - Semiconductors - 1.8%
          10,900  Advanced Micro Devices, Inc.* ..................      136,141
           1,000  Broadcom Corp. - Class A* ......................       35,360
          21,800  Intel Corp .....................................      531,484
             100  International Rectifier Corp.* .................        3,920
          11,200  National Semiconductor Corp.* ..................      192,080
             700  Semtech Corp.* .................................       13,895
             500  Silicon Laboratories, Inc.* ....................       17,645
             500  Texas Instruments, Inc .........................       10,665
                                                                        941,190
Electronic Connectors - 0%
             100  Amphenol Corp. - Class A* ......................        3,143
Electronic Design Automation - 0%
             100  Synopsys, Inc.* ................................        2,529
Electronic Measuring Instruments - 0.2%
             500  Agilent Technologies, Inc.* ....................       11,905
           1,100  FLIR Systems, Inc.* ............................       69,993
             800  Tektronix, Inc .................................       24,320
                                                                        106,218
Electronics - Military - 0.1%
             700  L-3 Communications Holdings, Inc ...............       42,805
Engines - Internal Combustion - 0.1%
             400  Briggs & Stratton Corp .........................       33,400
Enterprise Software/Services - 0.2%
             800  Computer Associates International, Inc .........       20,192
          12,700  Novell, Inc.* ..................................       86,868
                                                                        107,060
Entertainment Software - 0.7%
           2,800  Activision, Inc.* ..............................       41,020
           6,400  Electronic Arts, Inc.* .........................      320,832
                                                                        361,852

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  65

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Fiduciary Banks - 0.2%
             600  Investors Financial Services Corp ..............$      27,408
           1,900  State Street Corp ..............................       81,339
                                                                        108,747
Filtration and Separations Products - 0.1%
             700  Donaldson Company, Inc .........................       18,641
             400  Pall Corp ......................................        9,268
                                                                         27,909
Finance - Commercial - 0%
             500  CapitalSource, Inc.* ...........................       10,810
Finance - Consumer Loans - 0.1%
             200  First Marblehead Corp.* ........................        8,392
           1,000  SLM Corp .......................................       37,920
                                                                         46,312
Finance - Credit Card - 0.1%
             900  American Express Co ............................       45,225
             100  Capital One Financial Corp .....................        6,932
             400  MBNA Corp ......................................        9,876
                                                                         62,033
Finance - Investment Bankers/Brokers - 0.5%
           1,400  Ameritrade Holding Corp.* ......................       15,526
             900  E*TRADE Financial Corp.* .......................        9,963
           1,000  Friedman, Billings, Ramsey Group, Inc. -
                   A shares ......................................       16,450
             200  Goldman Sachs Group, Inc .......................       17,638
           2,600  Legg Mason, Inc ................................      204,204
                                                                        263,781
Finance - Mortgage Loan Banker - 0.1%
             450  Doral Financial Corp ...........................       17,663
             800  Freddie Mac ....................................       51,448
                                                                         69,111
Finance - Other Services - 0.1%
             400  Chicago Mercantile Exchange Holdings, Inc ......       50,200
Food - Confectionary - 0.9%
           7,500  Hershey Foods Corp .............................      363,300
           1,500  Wm. Wrigley Jr. Company ........................       90,600
                                                                        453,900
Food - Diversified - 1.8%
           3,300  H.J. Heinz Co ..................................      121,737
           4,500  Kellogg Co .....................................      187,470
           8,400  McCormick & Company, Inc .......................      300,468
          15,200  Sara Lee Corp ..................................      333,792
                                                                        943,467
Food - Retail - 0.8%
           5,000  Whole Foods Market, Inc ........................      411,600
Food - Wholesale/Distribution - 0.9%
          12,800  Sysco Corp .....................................      440,960
Gold Mining - 0.7%
           8,500  Newmont Mining Corp ............................      343,995
Hazardous Waste Disposal - 0%
             200  Stericycle, Inc.* ..............................        9,800
Hospital Beds and Equipment - 0.1%
             500  Hillenbrand Industries, Inc ....................       28,395
             200  Kinetic Concepts, Inc.* ........................        8,984
                                                                         37,379
Hotels and Motels - 0.3%
             200  Choice Hotels International, Inc ...............       10,520
             600  Hilton Hotels Corp .............................       10,698
             700  Marriott International, Inc. - Class A .........       34,160
           1,700  Starwood Hotels & Resorts Worldwide, Inc .......       76,500
                                                                        131,878
Industrial Automation and Robotics - 0.1%
           1,000  Rockwell Automation, Inc .......................       37,410
Industrial Gases - 0%
             200  Praxair, Inc ...................................        7,890
Instruments - Controls - 0.3%
           2,600  Mettler-Toledo International, Inc.* ............      108,420
           1,000  Thermo Electron Corp.* .........................       25,720
                                                                        134,140
Instruments - Scientific - 1.1%
           4,600  Fisher Scientific International, Inc.* .........      267,720
           6,400  Waters Corp.* ..................................      280,832
                                                                        548,552
Insurance Brokers - 0.2%
           1,800  Arthur J. Gallagher & Co .......................       55,746
           1,400  Brown & Brown, Inc .............................       59,528
                                                                        115,274
Internet Content - Information/News - 0%
             400  Ask Jeeves, Inc.* ..............................       11,632
Internet Content - Entertainment - 0%
             300  Netflix, Inc.* .................................        6,150
Internet Infrastructure Software - 0.1%
           2,000  Akamai Technologies, Inc.* .....................       29,860
Internet Security - 1.4%
          15,400  Symantec Corp.* ................................      720,104
Investment Companies - 0%
             200  American Capital Strategies, Ltd ...............        5,846
Investment Management and Advisory Services - 0.1%
             200  Franklin Resources, Inc ........................        9,650
             900  T. Rowe Price Group, Inc .......................       41,598
                                                                         51,248
Leisure and Recreation Products - 0.1%
           1,000  Brunswick Corp .................................       39,030
Life and Health Insurance - 0.7%
           9,600  AFLAC, Inc .....................................      380,544
Linen Supply and Related Items - 0.3%
           3,500  Cintas Corp ....................................      146,860
Lottery Services - 0.3%
           3,200  GTECH Holdings Corp ............................      135,584
Machinery - Construction and Mining - 0.2%
           1,600  Caterpillar, Inc ...............................      117,584
Machinery - Farm - 0.1%
             800  Deere & Co .....................................       50,248
Machinery - Print Trade - 0.2%
           1,050  Zebra Technologies Corp. - Class A* ............       86,762
Machinery - Pumps - 0.3%
           4,700  Graco, Inc .....................................      147,956
Medical - Biomedical and Genetic - 2.1%
             200  Amgen, Inc.* ...................................       11,376
           2,700  Biogen Idec, Inc.* .............................      162,000
           1,800  Celgene Corp.* .................................       95,994
           4,500  Charles River Laboratories International,
                   Inc.* .........................................      202,815
          11,600  Genentech, Inc.* ...............................      564,688
             700  Invitrogen Corp.* ..............................       36,736
             200  Martek Biosciences Corp.* ......................        9,464
             700  Nektar Therapeutics* ...........................       12,278
             200  Protein Design Labs, Inc.* .....................        3,240
                                                                      1,098,591

See Notes to Schedules of Investments and Financial Statements


66  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Drugs - 4.6%
             300  Cephalon, Inc.* ................................$      15,156
           3,500  Eli Lilly and Co ...............................      223,020
           5,900  Forest Laboratories, Inc.* .....................      296,711
           3,300  Ivax Corp.* ....................................       78,705
           3,300  Medicis Pharmaceutical Corp. - Class A .........      118,041
             600  OSI Pharmaceuticals, Inc.* .....................       36,060
          42,760  Pfizer, Inc ....................................    1,366,609
           9,500  Schering-Plough Corp ...........................      184,870
             200  Sepracor, Inc.* ................................        9,194
                                                                      2,328,366
Medical - Generic Drugs - 0.1%
             250  Barr Pharmaceuticals, Inc.* ....................        8,588
           4,200  Mylan Laboratories, Inc ........................       62,244
                                                                         70,832
Medical - HMO - 1.9%
             500  Aetna, Inc .....................................       42,900
           5,400  Conventry Health Care, Inc.* ...................      275,994
             200  PacifiCare Health Systems, Inc.* ...............        6,114
           8,485  UnitedHealth Group, Inc ........................      533,707
           1,400  WellPoint Health Networks, Inc.* ...............      141,540
                                                                      1,000,255
Medical - Hospitals - 0.9%
           1,800  Community Health Care Corp.* ...................       44,298
           4,800  HCA, Inc .......................................      185,520
           6,700  Health Management Associates, Inc. - Class A ...      134,402
           2,300  Triad Hospitals, Inc.* .........................       78,338
             600  Universal Health Services, Inc. - Class B ......       27,306
                                                                        469,864
Medical - Nursing Homes - 0%
             500  Manor Care, Inc ................................       15,625
Medical Information Systems - 0.4%
           8,700  IMS Health, Inc ................................      210,888
Medical Instruments - 4.0%
           1,400  Apogent Technologies, Inc.* ....................       45,500
           5,100  Beckman Coulter, Inc ...........................      281,367
          18,500  Boston Scientific Corp.* .......................      707,809
             200  Edwards Lifesciences Corp.* ....................        7,034
          11,100  Guidant Corp ...................................      614,052
           1,700  Medtronic, Inc .................................       84,439
           4,000  St. Jude Medical, Inc.* ........................      272,520
                                                                      2,012,721
Medical Labs and Testing Services - 0.7%
           2,600  Covance, Inc.* .................................       95,394
           3,000  Laboratory Corporation of America Holdings* ....      117,480
           2,100  Quest Diagnostics, Inc .........................      172,368
                                                                        385,242
Medical Products - 5.9%
           7,500  Baxter International, Inc ......................      225,525
             400  Becton, Dickinson and Co .......................       18,892
           4,900  Biomet, Inc ....................................      215,551
             500  Cooper Companies, Inc ..........................       29,725
           1,400  Henry Schein, Inc.* ............................       93,940
             500  INAMED Corp.* ..................................       27,090
           8,200  Johnson & Johnson ..............................      453,214
          11,400  Stryker Corp ...................................      543,552
           7,200  Varian Medical Systems, Inc.* ..................      496,872
          12,000  Zimmer Holdings, Inc.* .........................      915,719
                                                                      3,020,080
Metal - Aluminum - 0.2%
           3,700  Alcoa, Inc .....................................      118,511
Metal - Diversified - 0.6%
           8,400  Freeport-McMoRan Copper & Gold, Inc. -
                   Class B .......................................      292,740
Metal Processors and Fabricators - 0.2%
             700  Precision Castparts Corp .......................       39,431
           3,600  Worthington Industries, Inc ....................       73,728
                                                                        113,159
Motorcycle and Motor Scooter Manufacturing - 0.7%
           5,700  Harley-Davidson, Inc ...........................      341,259
Multi-Line Insurance - 0.9%
           5,300  American International Group, Inc ..............      374,445
             700  HCC Insurance Holdings, Inc ....................       21,210
             600  Prudential Financial, Inc ......................       27,936
             700  Unitrin, Inc ...................................       29,155
                                                                        452,746
Multimedia - 1.1%
           2,300  Belo Corp. - Class A ...........................       53,774
           1,200  E.W. Scripps Co. - Class A .....................      122,904
           3,200  McGraw-Hill Companies, Inc .....................      240,192
             100  Media General, Inc. - Class A ..................        5,976
           1,100  Meredith Corp ..................................       58,168
           5,100  Time Warner, Inc.* .............................       84,915
                                                                        565,929
Networking Products - 0.7%
          15,600  Cisco Systems, Inc.* ...........................      325,416
           2,002  Juniper Networks, Inc.* ........................       45,966
                                                                        371,382
Non-Hazardous Waste Disposal - 0.3%
           6,300  Waste Management, Inc ..........................      177,282
Office Furnishings - Original - 0.2%
           2,200  Herman Miller, Inc .............................       58,960
           1,500  HNI, Corp ......................................       60,675
                                                                        119,635
Office Supplies and Forms - 0.2%
           1,300  Avery Dennison Corp ............................       78,741
Oil - Field Services - 1.0%
             200  BJ Services Co .................................        9,932
          15,200  Halliburton Co .................................      482,600
                                                                        492,532
Oil and Gas Drilling - 0%
             700  Diamond Offshore Drilling, Inc .................       17,108
Oil Companies - Exploration and Production - 1.5%
           1,900  Burlington Resources, Inc ......................       72,523
           1,600  Evergreen Resources, Inc.* .....................       65,472
           1,900  Newfield Exploration Co.* ......................      112,233
           2,900  Patina Oil & Gas Corp ..........................       85,521
             100  Pogo Producing Co ..............................        4,438
          14,316  XTO Energy, Inc ................................      428,048
                                                                        768,235
Oil Field Machinery and Equipment - 1.0%
             700  FMC Technologies, Inc.* ........................       21,000
           4,300  Grant Prideco, Inc.* ...........................       81,227
           2,800  National-Oilwell, Inc.* ........................       93,660
           5,200  Smith International, Inc.* .....................      303,056
                                                                        498,943

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  67

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Optical Supplies - 0.1%
             100  Allergan, Inc ..................................$       7,564
             900  Bausch & Lomb, Inc .............................       55,431
                                                                         62,995
Pharmacy Services - 1.5%
             600  Accredo Health, Inc.* ..........................       19,440
          10,466  Caremark Rx, Inc.* .............................      319,213
          11,725  Medco Health Solutions, Inc.* ..................      355,268
           3,500  Omnicare, Inc ..................................       98,945
                                                                        792,866
Pipelines - 0.2%
           1,900  Kinder Morgan, Inc .............................      114,019
Power Converters and Power Supply Equipment - 0%
             800  American Power Conversion Corp .................       12,080
Property and Casualty Insurance - 0.4%
           2,500  Progressive Corp ...............................      191,550
             250  Transatlantic Holdings, Inc ....................       14,158
                                                                        205,708
Publishing - Books - 0.2%
           2,900  John Wiley & Sons, Inc. - Class A ..............       93,844
Publishing - Newspapers - 0.3%
             200  Washington Post Co. - Class B ..................      173,580
Radio - 0.1%
           1,200  XM Satellite Radio Holdings, Inc.- Class A* ....       31,668
REIT - Health Care - 0%
             600  Ventas, Inc ....................................       15,312
REIT - Regional Malls - 0.2%
             100  CBL & Associates Properties, Inc ...............        5,510
           1,100  General Growth Properties, Inc .................       33,088
           1,300  Mills Corp .....................................       59,280
                                                                         97,878
REIT - Shopping Centers - 0.2%
             800  Chelsea Property Group, Inc ....................       52,096
             800  Regency Centers Corp ...........................       34,000
             600  Weingarten Realty Investors ....................       18,480
                                                                        104,576
REIT - Warehouse and Industrial - 0.1%
           1,900  Catellus Development Corp ......................       47,500
Real Estate Operating/Development - 0.1%
           1,700  St. Joe Co .....................................       73,134
Recreational Vehicles - 0.3%
           3,300  Polaris Industries, Inc ........................      157,740
Rental Auto/Equipment - 0%
             300  Rent-A-Center, Inc.* ...........................        8,802
Respiratory Products - 0.5%
           2,800  ResMed, Inc.* ..................................      137,200
           2,200  Respironics, Inc.* .............................      122,584
                                                                        259,784
Retail - Apparel and Shoe - 1.9%
           1,000  American Eagle Outfitters, Inc.* ...............       32,770
             400  AnnTaylor Stores Corp.* ........................       10,736
           7,200  Chico's FAS, Inc.* .............................      301,464
           1,100  Claire's Stores, Inc ...........................       25,355
             600  Foot Locker, Inc ...............................       13,500
           5,300  Gap, Inc .......................................      120,310
           2,300  Nordstrom, Inc .................................      100,970
             700  Pacific Sunwear of California, Inc .............       14,280
          11,900  Ross Stores, Inc ...............................      275,485
           1,900  Urban Outfitters, Inc.* ........................       56,506
                                                                        951,376
Retail - Auto Parts - 0.2%
           3,100  Advance Auto Parts, Inc.* ......................      115,072
             100  AutoZone, Inc.* ................................        7,720
                                                                        122,792
Retail - Automobile - 0.1%
           3,000  Copart, Inc.* ..................................       66,750
Retail - Bookstore - 0%
             300  Barnes & Noble, Inc.* ..........................       10,314
Retail - Building Products - 0%
             300  Lowe's Companies, Inc ..........................       14,616
Retail - Discount - 0.7%
           1,000  Target Corp ....................................       43,600
           4,300  TJX Companies, Inc .............................      100,921
           4,100  Wal-Mart Stores, Inc ...........................      217,341
                                                                        361,862
Retail - Drug Store - 0.1%
           1,200  CVS Corp .......................................       50,244
Retail - Hair Salons - 0.2%
           2,200  Regis Corp .....................................       90,552
Retail - Office Supplies - 0%
             700  Staples, Inc ...................................       20,216
Retail - Pet Food and Supplies - 0.3%
             400  PETCO Animal Supplies, Inc.* ...................       11,948
           4,400  PETsMART, Inc ..................................      136,444
                                                                        148,392
Retail - Restaurants - 1.1%
           1,900  Applebee's International, Inc ..................       50,616
             400  Cheesecake Factory, Inc.* ......................       16,708
             300  Ruby Tuesday, Inc ..............................        8,667
           8,600  Starbucks Corp.* ...............................      403,856
           1,000  Wendy's International, Inc .....................       35,770
           1,300  Yum! Brands, Inc ...............................       49,907
                                                                        565,524
Savings/Loan/Thrifts - 0.3%
             500  Golden West Financial Corp .....................       53,455
           1,900  Hudson City Bancorp, Inc .......................       65,854
             800  NewAlliance Bancshares, Inc ....................       11,160
                                                                        130,469
Schools - 1.2%
           6,000  Apollo Group, Inc. - Class A* ..................      501,300
           1,900  Career Education Corp.* ........................       64,239
             600  Education Management Corp.* ....................       16,656
             700  ITT Educational Services, Inc.* ................       22,295
             200  Laureate Education, Inc.* ......................        7,060
             300  University of Phoenix Online* ..................       25,851
                                                                        637,401
Soap and Cleaning Preparations - 0.3%
           2,900  Church & Dwight Company, Inc ...................      128,122
Steel - Producers - 0.1%
             400  Nucor Corp .....................................       33,460
Super-Regional Banks - 0.1%
             300  Fifth Third Bancorp ............................       14,808
           1,500  U.S. Bancorp ...................................       42,450
                                                                         57,258
Telecommunication Equipment - 0.3%
             600  Andrew Corp.* ..................................        6,510
           3,400  Avaya, Inc.* ...................................       49,810
           1,200  Harris Corp ....................................       56,976
             500  Plantronics, Inc ...............................       19,340
                                                                        132,636

See Notes to Schedules of Investments and Financial Statements


68  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Telephone - Integrated - 0.2%
             500  IDT Corp. - Class B* ...........................$       7,875
           1,100  Telephone and Data Systems, Inc ................       83,490
                                                                         91,365
Textile - Home Furnishings - 0%
             100  Mohawk Industries, Inc.* .......................        7,354
Therapeutics - 0.3%
             600  Gilead Sciences, Inc.* .........................       38,784
             900  ImClone Systems, Inc.* .........................       53,028
             900  MGI Pharma, Inc.* ..............................       25,209
           1,100  Tularik, Inc.* .................................       27,434
                                                                        144,455
Tools - Hand Held - 0.4%
           2,900  Black & Decker Corp ............................      202,739
Transportation - Air Freight - 0%
             500  CNF, Inc .......................................       20,630
Transportation - Services - 0.7%
             200  C.H. Robinson Worldwide, Inc ...................        8,746
             200  Expeditors International of Washington, Inc ....        9,282
             200  FedEx Corp .....................................       16,376
             300  Ryder System, Inc ..............................       12,870
           4,000  United Parcel Service, Inc. - Class B ..........      287,840
                                                                        335,114
Transportation - Truck - 0.1%
           1,500  J.B. Hunt Transport Services, Inc ..............       57,615
Veterinary Diagnostics - 0.1%
           1,300  VCA Antech, Inc.* ..............................       54,639
Vitamins and Nutrition Products - 0%
             500  NBTY, Inc.* ....................................       10,880
Web Portals/Internet Service Providers - 0.8%
          12,900  Yahoo!, Inc.* ..................................      397,320
Wireless Equipment - 2.1%
          31,200  Motorola, Inc ..................................      497,016
           8,100  QUALCOMM, Inc ..................................      559,548
             300  SpectraSite, Inc.* .............................       12,900
                                                                      1,069,464
--------------------------------------------------------------------------------
Total Common Stock (cost $46,381,015) ............................   49,032,940
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 4.1%
                  Fannie Mae
      $2,100,000   1.28%, 8/2/04 (amortized cost $2,099,925) .....    2,099,925
--------------------------------------------------------------------------------
Short-Term U.S. Treasury Bill - 0.4%
                  U.S. Treasury Bill
         200,000   1.29%, 9/23/04** (amortized cost $199,628) ....$     199,628
--------------------------------------------------------------------------------
Total Investments (total cost $48,680,568) - 99.9% ...............   51,332,493
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1% ....       59,835
--------------------------------------------------------------------------------
Net Assets - 100% ................................................$  51,392,328
--------------------------------------------------------------------------------
Financial Futures - Long
              40  S&P 500(R) Index (Emini)
                   expires September 2004, principal
                   amount $2,151,980, value $2,092,090
                   cumulative depreciation .......................$     (59,890)
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                             Market Value      % of Investment Securities
--------------------------------------------------------------------------------
Puerto Rico                         $    37,463                             0.0%
United States++                      51,295,030                           100.0%
--------------------------------------------------------------------------------
Total                               $51,332,493                           100.0%

++Includes Short-Term Securities (95.4% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  69

Janus Adviser Risk-Managed Core Fund                               Subadvised by
(unaudited)                                                               INTECH

--------------------------------------------------------------------------------
Fund Strategy

This diversified fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
--------------------------------------------------------------------------------

Performance Overview

For the 12 months ended July 31, 2004, Janus Adviser Risk-Managed Core Fund returned 18.77% for its I Shares and 18.18% for its C Shares. This compares to a 13.17% return posted by the S&P 500(R) Index, the Fund's benchmark.

As stock prices naturally moved, the investment process adjusted each comparable stock's "weighting" in an effort to keep the Fund potentially more efficient than the S&P 500(R) Index, without increasing risk. While individual stock volatility was lower than it has been over the past several quarters, during the period there was indeed adequate fluctuation overall to allow the process to work well.

Strategy in This Environment

During the year the strategy remained unchanged. Janus Adviser Risk-Managed Core Fund employs a mathematical strategy that uses the natural volatility of stock prices to attempt to generate a return in excess of the S&P 500(R) Index. Rather than trying to pick individual stocks or stock alphas, the process analyzes the relative volatility of stocks and their correlation to one another to attempt to find more efficient weightings for stocks in the Fund. The strategy then periodically rebalances back to those weights in conjunction with continually analyzing new information on correlation and volatility to try to maintain the a more efficient portfolio - a Fund that will outperform its benchmark index with benchmark-like risk over the long term.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                             July 31, 2004         July 31, 2003
Boston Scientific Corp.                           1.5%                  1.9%
General Electric Co.                              1.4%                  2.1%
Exxon Mobil Corp.                                 1.4%                  1.6%
Bank of America Corp.                             1.3%                  1.1%
eBay, Inc.                                        1.3%                  1.6%
Zimmer Holdings, Inc.                             1.3%                  0.6%
Pfizer, Inc.                                      1.2%                  1.6%
Guidant Corp.                                     1.2%                  0.2%
Countrywide Financial Corp.                       1.2%                  1.0%
International Game Technology                     1.1%                  0.9%

The portfolio construction process begins with the stocks in the S&P 500(R) Index. The process runs a bankruptcy and liquidity screen, a quantifiable and objective screen which immediately removes stocks with weak balance sheets and income statements or that are too expensive to trade. Within specific risk constraints, the mathematical process then analyzes relative stock volatility, attempting to identify stocks that have high volatility relative to the Index, and stocks' correlation to one another, attempting to identify those stocks with low correlation. In this way, the process attempts to build a Fund with the potential for returns above the Index, but with risk equal to or lower than the risk of the Index. Determining the more efficient weights of the stocks in the portfolio is what drives the long-term returns of the Fund.

Performance Review

The mathematical strategy employs volatility and correlation among stocks to attempt to generate returns above the Index. As a result, the investment process does not make decisions on individual stocks based on fundamental analysis or strategic bets. Instead, the Fund is built on the tens of thousands of potential combinations of securities rather than the fundamental attractiveness of individual stocks or sectors.

Janus Adviser Risk-Managed Core Fund's performance can primarily be attributed to two factors: stocks' relative volatility and their correlation to one another. This can be thought of as the alpha generator or the element of the investment process


70  Janus Adviser Series  July 31, 2004

(unaudited)

that is primarily responsible for relative performance. In addition, market diversity - the distribution of capital among large and small stocks in a market or index - is a component that can have an influence on performance over the short term. During the 12 months ended July 31, 2004, both market diversity and the alpha generator contributed positively to the Fund's relative return.

Investment Strategy and Outlook

Looking ahead, the Fund will continue to rely on a mathematically-based, risk-managed investment process that seeks to outperform the S&P 500(R) Index over the long term while attempting to control downside risk. The Fund will continue to implement the process in a disciplined and deliberate manner. The process may experience relative underperformance during shorter time periods, but has a goal of relative outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Fund's investment process. At the same time, marginal improvements to the mathematical process will continue to be made in an effort to seek an efficient Fund that offers better long-term results than its benchmark Index regardless of the market's direction.

Thank you for your investment in Janus Adviser Risk-Managed Core Fund.


                                         Janus Adviser Series  July 31, 2004  71

Janus Adviser Risk-Managed Core Fund (unaudited)

================================================================================
                        Initial investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

                     Janus Adviser Risk-Managed
                        Core Fund - I Shares         S&P 500(R) Index
                     --------------------------      ----------------
  1/2/2003*                   $10,000                    $10,000
 1/31/2003                    $ 9,550                    $ 9,424
02/28/2003                    $ 9,450                    $ 9,283
03/31/2003                    $ 9,530                    $ 9,373
04/30/2003                    $10,160                    $10,145
05/31/2003                    $10,680                    $10,679
06/30/2003                    $10,770                    $10,816
07/31/2003                    $10,890                    $11,006
08/31/2003                    $11,140                    $11,221
09/30/2003                    $11,090                    $11,102
10/31/2003                    $11,810                    $11,730
11/30/2003                    $11,980                    $11,833
12/31/2003                    $12,467                    $12,454
01/31/2004                    $12,741                    $12,682
 2/29/2004                    $13,016                    $12,859
 3/31/2004                    $13,128                    $12,665
 4/30/2004                    $12,802                    $12,466
 5/31/2004                    $13,016                    $12,637
 6/30/2004                    $13,402                    $12,883
 7/31/2004                    $12,935                    $12,456

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------

                                            Calendar        One         Since
                                          Year-to-Date      Year      Inception*
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Core Fund - I Shares                          3.75%        18.77%       17.74%
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Core Fund - C Shares at NAV                   3.44%        18.18%       17.16%
--------------------------------------------------------------------------------
Janus Adviser Risk-Managed
Core Fund - C Shares at MOP                   1.41%        15.84%       16.42%
--------------------------------------------------------------------------------
S&P 500(R) Index                              0.02%        13.17%       14.96%
--------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Multi-Cap Core Funds                           N/A        35/676       125/654
--------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C Shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The Fund's inception date - January 2, 2003
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                     Beginning Account Value            Ending Account Value          Expenses Paid During Period
Expense Example - I Shares                   (2/1/04)                        (7/31/04)                     (2/1/04-7/31/04) *
---------------------------------------------------------------------------------------------------------------------------------
Actual                                      $1,000.00                        $1,012.70                           $6.96
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                 $1,000.00                        $1,017.95                           $6.97
---------------------------------------------------------------------------------------------------------------------------------

                                     Beginning Account Value            Ending Account Value          Expenses Paid During Period
Expense Example - C Shares                   (2/1/04)                        (7/31/04)                     (2/1/04-7/31/04) *
---------------------------------------------------------------------------------------------------------------------------------
Actual                                      $1,000.00                        $1,010.40                           $9.45
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                 $1,000.00                        $1,015.47                           $9.47
---------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.39% for I Shares and 1.89% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Effective November 28, 2003, Janus Adviser Risk-Managed Large Cap Core Fund changed its name to Janus Adviser Risk-Managed Core Fund and eliminated its policy to invest at least 80% of its net assets in large capitalization securities.

For I Shares, a 2% redemption fee may be imposed on shares held for 3 months or less.

There is no assurance that the investment process will consistently lead to successful investing.

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


72  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.9%
Aerospace and Defense - 1.2%
            600  Boeing Co ..........................................$    30,450
            600  General Dynamics Corp ..............................     59,292
            100  Lockheed Martin Corp ...............................      5,299
            500  Northrop Grumman Corp ..............................     26,300
            700  Rockwell Collins, Inc ..............................     23,954
                                                                         145,295
Aerospace and Defense - Equipment - 0.5%
          1,000  B.F. Goodrich Co ...................................     32,330
            300  United Technologies Corp ...........................     28,050
                                                                          60,380
Agricultural Operations - 0.6%
          2,000  Monsanto Co ........................................     72,520
Apparel Manufacturers - 0.2%
            400  Jones Apparel Group, Inc ...........................     14,940
            200  V. F. Corp .........................................     10,002
                                                                          24,942
Applications Software - 0.7%
          3,100  Microsoft Corp .....................................     88,226
Athletic Footwear - 0.2%
            400  NIKE, Inc. - Class B ...............................     29,084
Automotive - Cars and Light Trucks - 0.2%
            300  Ford Motor Co ......................................      4,416
            500  General Motors Corp ................................     21,570
                                                                          25,986
Automotive - Medium and Heavy Duty Trucks - 0.3%
            700  PACCAR, Inc ........................................     41,972
Automotive - Truck Parts and Equipment - Original - 0.9%
            500  Dana Corp ..........................................      9,645
          1,500  Johnson Controls, Inc ..............................     84,675
          1,000  Visteon Corp .......................................     10,280
                                                                         104,600
Beverages - Non-Alcoholic - 1.4%
            800  Coca-Cola Co .......................................     35,088
          2,700  Coca-Cola Enterprises, Inc .........................     55,080
          1,400  Pepsi Bottling Group, Inc ..........................     38,990
            800  PepsiCo, Inc .......................................     40,000
                                                                         169,158
Beverages - Wine and Spirits - 0.3%
            900  Brown-Forman Corp. - Class B .......................     41,859
Brewery - 0.4%
            400  Adolph Coors Co. - Class B .........................     27,504
            500  Anheuser-Busch Companies, Inc ......................     25,950
                                                                          53,454
Building - Residential and Commercial - 0.3%
            700  Centex Corp ........................................     29,694
            200  Pulte Homes, Inc ...................................     10,926
                                                                          40,620
Building and Construction Products - Miscellaneous - 0.3%
            400  Masco Corp .........................................     12,096
            600  Vulcan Materials Co ................................     28,572
                                                                          40,668
Building Products - Air and Heating - 0.6%
          2,100  American Standard Companies, Inc.* .................     79,569
Casino Hotels -  0.2%
            600  Harrah's Entertainment, Inc ........................     27,894
Casino Services - 1.1%
          4,300  International Game Technology ......................    139,062
Cellular Telecommunications - 1.0%
          1,800  AT&T Wireless Services, Inc.* ......................     25,992
          4,400  Nextel Communications, Inc. - Class A* .............    100,144
                                                                         126,136
Chemicals - Diversified - 0.4%
            500  Dow Chemical Co ....................................     19,945
            200  PPG Industries, Inc ................................     11,790
            400  Rohm & Haas Co .....................................     15,680
                                                                          47,415
Chemicals - Specialty - 0.8%
            800  Ashland, Inc .......................................     41,816
            900  Eastman Chemical Co ................................     40,212
            200  Ecolab, Inc ........................................      6,100
            100  Engelhard Corp .....................................      2,940
            100  Hercules, Inc ......................................      1,181
                                                                          92,249
Coatings and Paint Products - 0.1%
            400  Sherwin-Williams Co ................................     16,152
Commercial Banks - 1.7%
            500  AmSouth Bancorporation .............................     12,265
            600  BB&T Corp ..........................................     23,238
            600  Charter One Financial, Inc .........................     26,646
            800  Marshall & Ilsley Corp .............................     30,728
          1,600  North Fork Bancorporation, Inc .....................     62,480
             23  Regions Financial Corp .............................        683
          1,000  SouthTrust Corp ....................................     38,790
            400  Synovus Financial Corp .............................     10,188
            100  Zions Bancorporation ...............................      6,050
                                                                         211,068
Commercial Services - Finance - 0.5%
            900  Moody's Corp .......................................     61,290
            100  Paychex, Inc .......................................      3,071
                                                                          64,361
Computer Aided Design - 0.4%
          1,200  Autodesk, Inc ......................................     48,240
Computer Services - 0%
            200  Unisys Corp.* ......................................      2,048
Computers - 1.3%
            700  Apple Computer, Inc.* ..............................     22,638
          2,300  Dell, Inc.* ........................................     81,581
            100  Hewlett-Packard Co .................................      2,015
            600  IBM Corp ...........................................     52,242
                                                                         158,476
Computers - Integrated Systems - 0.4%
          1,000  NCR Corp.* .........................................     46,430
Computers - Memory Devices - 0%
            200  EMC Corp.* .........................................      2,194
Computers - Peripheral Equipment - 0.2%
            300  Lexmark International Group, Inc. - Class A* .......     26,550
Consumer Products - Miscellaneous - 1.4%
          1,100  Clorox Co ..........................................     54,747
          1,600  Fortune Brands, Inc ................................    115,488
                                                                         170,235
Containers - Metal and Glass - 0.3%
            500  Ball Corp ..........................................     36,090
Containers - Paper and Plastic - 0.1%
            500  Bemis Company, Inc .................................     13,240
            100  Pactiv Corp.* ......................................      2,358
                                                                          15,598

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  73

Janus Adviser Risk-Managed Core Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Cosmetics and Toiletries - 2.3%
            850  Alberto-Culver Co ..................................$    39,627
          1,700  Avon Products, Inc .................................     73,117
            600  Gillette Co ........................................     23,388
            600  International Flavors & Fragrances, Inc ............     21,924
            500  Kimberly-Clark Corp ................................     32,035
          1,800  Procter & Gamble Co ................................     93,870
                                                                         283,961
Cruise Lines - 0.4%
          1,100  Carnival Corp. (New York Shares) ...................     51,271
Data Processing and Management - 0.2%
            500  Automatic Data Processing, Inc .....................     20,990
            100  VERITAS Software Corp.* ............................      1,906
                                                                          22,896
Disposable Medical Products - 0.5%
          1,200  C.R. Bard, Inc .....................................     66,240
Distribution/Wholesale - 0.1%
            200  Genuine Parts Co ...................................      7,546
Diversified Operations - 5.0%
          1,200  3M Co ..............................................     98,832
            800  Cooper Industries, Ltd. - Class A ..................     45,496
            400  Crane Co ...........................................     11,128
            800  Danaher Corp .......................................     40,520
            100  Dover Corp .........................................      3,968
            800  Eaton Corp .........................................     51,712
          5,200  General Electric Co ................................    172,900
            100  Illinois Tool Works, Inc ...........................      9,052
            300  Ingersoll-Rand Co. - Class A .......................     20,607
            200  ITT Industries, Inc ................................     15,990
          1,200  Textron, Inc .......................................     73,560
          1,700  Tyco International, Ltd. (New York Shares) .........     52,700
                                                                         596,465
Diversified Operations-Commercial Services - 0.4%
          2,100  Cendant Corp .......................................     48,048
E-Commerce/Services - 1.3%
          2,000  eBay, Inc.* ........................................    156,660
Electric - Integrated - 5.5%
            700  Allegheny Energy, Inc.* ............................     10,388
            300  American Electric Power Company, Inc ...............      9,333
            600  Cinergy Corp .......................................     22,950
          1,100  Constellation Energy Group, Inc ....................     42,405
            400  DTE Energy Co ......................................     16,068
            400  Duke Energy Corp ...................................      8,600
          3,800  Edison International ...............................    101,840
            900  Energy Corp ........................................     51,750
          1,600  Exelon Corp ........................................     55,840
            300  FirstEnergy Corp ...................................     11,730
            100  FPL Group, Inc .....................................      6,733
          4,600  PG&E Corp.* ........................................    131,284
            400  PPL Corp ...........................................     18,540
          1,100  Southern Co ........................................     32,208
            800  TECO Energy, Inc ...................................     10,320
          1,600  TXU Corp ...........................................     63,456
          4,000  Xcel Energy, Inc ...................................     68,400
                                                                         661,845
Electronic Components - Semiconductors - 1.0%
          3,400  Advanced Micro Devices, Inc.* ......................     42,466
            100  Broadcom Corp. - Class A* ..........................      3,536
          1,400  Intel Corp .........................................     34,132
          2,300  National Semiconductor Corp.* ......................     39,445
            200  Texas Instruments, Inc .............................      4,266
                                                                         123,845
Electronic Connectors - 0.1%
            600  Thomas & Betts Corp.* ..............................     15,780
Electronic Measuring Instruments - 0.1%
            200  Agilent Technologies, Inc.* ........................      4,762
            300  Tektronix, Inc .....................................      9,120
                                                                          13,882
Engines - Internal Combustion - 0.1%
            100  Cummins, Inc .......................................      6,943
Enterprise Software/Services - 0.5%
          1,800  Computer Associates International, Inc .............     45,432
          2,500  Novell, Inc.* ......................................     17,100
                                                                          62,532
Entertainment Software - 0.4%
          1,100  Electronic Arts, Inc.* .............................     55,143
Fiduciary Banks - 0.2%
            600  State Street Corp ..................................     25,686
Filtration and Separations Products - 0%
            200  Pall Corp ..........................................      4,634
Finance - Consumer Loans - 0.2%
            700  SLM Corp ...........................................     26,544
Finance - Credit Card - 0.8%
          1,300  American Express Co ................................     65,325
            300  Capital One Financial Corp .........................     20,796
            400  MBNA Corp ..........................................      9,876
                                                                          95,997
Finance - Investment Bankers/Brokers - 2.2%
            100  Bear Stearns Companies, Inc ........................      8,342
          3,000  Citigroup, Inc .....................................    132,270
            100  Goldman Sachs Group, Inc ...........................      8,819
          2,248  JPMorgan Chase & Co ................................     83,918
            100  Lehman Brothers Holdings, Inc ......................      7,010
            600  Merrill Lynch & Company, Inc .......................     29,832
                                                                         270,191
Finance - Mortgage Loan Banker - 1.3%
          2,000  Countrywide Financial Corp .........................    144,200
            200  Freddie Mac ........................................     12,862
                                                                         157,062
Financial Guarantee Insurance - 0.4%
            100  Ambac Financial Group, Inc .........................      7,111
            300  MBIA, Inc ..........................................     16,194
            300  MGIC Investment Corp ...............................     21,300
                                                                          44,605
Food - Confectionary - 0.5%
          1,000  Hershey Foods Corp .................................     48,440
            200  Wm. Wrigley Jr. Company ............................     12,080
                                                                          60,520
Food - Diversified - 1.5%
            200  Campbell Soup Co ...................................      5,118
          1,600  ConAgra Foods, Inc .................................     41,600
            600  H.J. Heinz Co ......................................     22,134
            600  Kellogg Co .........................................     24,996
          1,100  McCormick & Company, Inc ...........................     39,347
          2,200  Sara Lee Corp ......................................     48,312
                                                                         181,507
Food - Flour and Grain - 0.5%
          3,800  Archer-Daniels-Midland Co ..........................     58,634
Food - Retail - 0.1%
            500  Albertson's, Inc ...................................     12,195
            200  Safeway, Inc.* .....................................      4,226
                                                                          16,421

See Notes to Schedules of Investments and Financial Statements


74  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Food - Wholesale/Distribution - 0.8%
          1,400  Supervalu, Inc .....................................$    39,984
          1,600  Sysco Corp .........................................     55,120
                                                                          95,104
Forestry - 0%
            100  Plum Creek Timber Company, Inc .....................      3,138
Gas - Distribution - 0.4%
          1,200  Sempra Energy Co ...................................     42,900
Gold Mining - 0.6%
          1,700  Newmont Mining Corp ................................     68,799
Hotels and Motels - 0.5%
            800  Hilton Hotels Corp .................................     14,264
            400  Marriott International, Inc. - Class A .............     19,520
            700  Starwood Hotels & Resorts Worldwide, Inc ...........     31,500
                                                                          65,284
Identification Systems and Devices - 0%
            200  Symbol Technologies, Inc ...........................      2,618
Industrial Automation and Robotics - 0.3%
            900  Rockwell Automation, Inc ...........................     33,669
Industrial Gases - 0.2%
            100  Air Products and Chemicals, Inc ....................      5,175
            400  Praxair, Inc .......................................     15,780
                                                                          20,955
Instruments - Controls - 0.2%
            300  Parker Hannifin Corp ...............................     17,214
            300  Thermo Electron Corp.* .............................      7,716
                                                                          24,930
Instruments - Scientific - 0.3%
            100  PerkinElmer, Inc ...................................      1,758
            900  Waters Corp.* ......................................     39,492
                                                                          41,250
Internet Security - 0.6%
          1,500  Symantec Corp.* ....................................     70,140
Investment Management and Advisory Services - 0.7%
          1,000  Franklin Resources, Inc ............................     48,250
            800  T. Rowe Price Group, Inc ...........................     36,976
                                                                          85,226
Leisure and Recreation Products - 0.4%
          1,200  Brunswick Corp .....................................     46,836
Life and Health Insurance - 1.0%
          1,300  AFLAC, Inc .........................................     51,532
            300  CIGNA Corp .........................................     18,603
            200  Jefferson-Pilot Corp ...............................      9,636
            900  Torchmark Corp .....................................     47,052
                                                                         126,823
Linen Supply and Related Items - 0.2%
            700  Cintas Corp ........................................     29,372
Machinery - Construction and Mining - 0.7%
          1,100  Caterpillar, Inc ...................................     80,839
Machinery - Farm - 0.5%
            900  Deere & Co .........................................     56,529
Medical - Biomedical and Genetic - 0.4%
            400  Amgen, Inc.* .......................................     22,752
            400  Biogen Idec, Inc.* .................................     24,000
            100  Genzyme Corp.* .....................................      5,128
                                                                          51,880
Medical - Drugs - 2.1%
            100  Abbott Laboratories ................................      3,935
            500  Eli Lilly and Co ...................................     31,860
          1,400  Forest Laboratories, Inc.* .........................     70,406
            100  King Pharmaceuticals, Inc.* ........................      1,129
            100  Merck & Company, Inc ...............................      4,535
          4,720  Pfizer, Inc ........................................    150,851
                                                                         262,716
Medical - Generic Drugs - 0.1%
            400  Watson Pharmaceuticals, Inc.* ......................     10,084
Medical - HMO - 1.0%
            600  Aetna, Inc .........................................     51,480
            200  Humana, Inc.* ......................................      3,622
            700  UnitedHealth Group, Inc ............................     44,030
            200  WellPoint Health Networks, Inc.* ...................     20,220
                                                                         119,352
Medical - Hospitals - 0.5%
            900  HCA, Inc ...........................................     34,785
          1,300  Health Management Associates, Inc. - Class A .......     26,078
                                                                          60,863
Medical - Nursing Homes - 0.2%
            800  Manor Care, Inc ....................................     25,000
Medical Information Systems - 0.4%
          2,000  IMS Health, Inc ....................................     48,480
Medical Instruments - 3.9%
          4,900  Boston Scientific Corp.* ...........................    187,474
          2,700  Guidant Corp .......................................    149,364
            700  Medtronic, Inc .....................................     34,769
          1,300  St. Jude Medical, Inc ..............................     88,569
                                                                         460,176
Medical Labs and Testing Services - 0.3%
            500  Quest Diagnostics, Inc .............................     41,040
Medical Products - 3.4%
          1,100  Baxter International, Inc ..........................     33,077
            200  Becton, Dickinson and Co ...........................      9,446
            800  Biomet, Inc ........................................     35,192
          1,100  Johnson & Johnson ..................................     60,797
          2,400  Stryker Corp .......................................    114,432
          2,000  Zimmer Holdings, Inc.* .............................    152,620
                                                                         405,564
Metal - Aluminum - 0%
            100  Alcoa, Inc .........................................      3,203
Metal - Copper - 0.6%
            900  Phelps Dodge Corp ..................................     70,146
Metal - Diversified - 0.4%
          1,500  Freeport-McMoRan Copper & Gold, Inc.
                  - Class B .........................................     52,275
Metal Processors and Fabricators - 0.1%
            800  Worthington Industries, Inc ........................     16,384
Motorcycle and Motor Scooter Manufacturing - 0.3%
            600  Harley-Davidson, Inc ...............................     35,922
Multi-Line Insurance - 1.7%
          1,100  Allstate Corp ......................................     51,788
            700  American International Group, Inc ..................     49,455
            600  Hartford Financial Services Group, Inc .............     39,060
            300  Loews Corp .........................................     16,989
            100  MetLife, Inc .......................................      3,567
            300  Prudential Financial, Inc ..........................     13,968
            700  SAFECO Corp ........................................     32,942
                                                                         207,769

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  75

Janus Adviser Risk-Managed Core Fund

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Multimedia - 0.5%
            400  McGraw-Hill Companies, Inc .........................$    30,024
            500  Meredith Corp ......................................     26,440
            100  Time Warner, Inc.* .................................      1,665
                                                                          58,129
Networking Products - 0.6%
          3,600  Cisco Systems, Inc.* ...............................     75,096
Non-Hazardous Waste Disposal - 0.2%
            900  Waste Management, Inc ..............................     25,326
Office Automation and Equipment - 0%
            100  Xerox Corp.* .......................................      1,386
Office Supplies and Forms - 0.1%
            300  Avery Dennison Corp ................................     18,171
Oil - Field Services - 1.1%
          3,800  Halliburton Co .....................................    120,650
            300  Schlumberger, Ltd. (New York Shares) ...............     19,296
                                                                         139,946
Oil and Gas Drilling - 0.1%
            100  Noble Corp.* .......................................      3,872
            500  Transocean, Inc.* ..................................     14,200
                                                                          18,072
Oil Companies - Exploration and Production - 2.4%
            300  Anadarko Petroleum Corp ............................     17,937
          2,040  Apache Corp ........................................     94,921
          1,800  Burlington Resources, Inc ..........................     68,706
            400  Devon Energy Corp ..................................     27,796
            400  EOG Resources, Inc .................................     25,420
            100  Kerr-McGee Corp ....................................      5,250
          1,400  Unocal Corp ........................................     54,264
                                                                         294,294
Oil Companies - Integrated - 4.4%
            800  Amerada Hess Corp ..................................     66,680
            400  ChevronTexaco Corp .................................     38,260
            800  ConocoPhillips .....................................     63,016
          3,700  Exxon Mobil Corp ...................................    171,310
          1,600  Marathon Oil Corp ..................................     60,272
          2,700  Occidental Petroleum Corp ..........................    133,029
                                                                         532,567
Oil Refining and Marketing - 1.0%
            900  Sunoco, Inc ........................................     61,353
            800  Valero Energy Corp .................................     59,936
                                                                         121,289
Optical Supplies - 0.4%
            200  Allergan, Inc ......................................     15,128
            600  Bausch & Lomb, Inc .................................     36,954
                                                                          52,082
Paper and Related Products - 0.9%
            100  Boise Cascade Corp .................................      3,225
          1,600  Georgia-Pacific Corp ...............................     53,760
          1,200  Louisiana-Pacific Corp .............................     28,416
            400  Temple-Inland, Inc .................................     27,300
                                                                         112,701
Pharmacy Services - 0.9%
            400  Caremark Rx, Inc.* .................................     12,200
          3,313  Medco Health Solutions, Inc.* ......................    100,384
                                                                         112,584
Pipelines - 0.4%
            700  Kinder Morgan, Inc .................................     42,007
            200  Williams Companies, Inc ............................      2,430
                                                                          44,437
Power Converters and Power Supply Equipment - 0%
            100  American Power Conversion Corp .....................      1,510
Printing - Commercial - 0.3%
          1,300  R.R. Donnelley & Sons Co ...........................     41,262
Property and Casualty Insurance - 1.0%
            300  Chubb Corp .........................................     20,634
          1,400  Progressive Corp ...................................    107,268
                                                                         127,902
Publishing - Newspapers - 0.6%
            500  Gannett Company, Inc ...............................     41,570
            200  Knight-Ridder, Inc .................................     13,158
            300  Tribune Co .........................................     12,735
                                                                          67,463
REIT - Apartments - 0.2%
            800  Equity Residential Properties Trust ................     23,640
REIT - Office Property - 0.1%
            500  Equity Office Properties Trust .....................     12,975
REIT - Regional Malls - 1.0%
          2,400  Simon Property Group, Inc ..........................    123,864
REIT - Warehouse and Industrial - 0.2%
            900  ProLogis ...........................................     30,636
Retail - Apparel and Shoe - 1.0%
          2,200  Gap, Inc ...........................................     49,940
            300  Limited, Inc .......................................      6,132
          1,600  Nordstrom, Inc .....................................     70,240
                                                                         126,312
Retail - Auto Parts - 0.1%
            100  AutoZone, Inc.* ....................................      7,720
Retail - Building Products - 0.1%
            200  Lowe's Companies, Inc ..............................      9,744
Retail - Consumer Electronics - 0.2%
            300  Best Buy Company, Inc ..............................     14,448
            500  Circuit City Stores, Inc ...........................      7,050
                                                                          21,498
Retail - Discount - 0.9%
            300  Dollar General Corp ................................      5,790
            100  Target Corp ........................................      4,360
            400  TJX Companies, Inc .................................      9,388
          1,600  Wal-Mart Stores, Inc ...............................     84,816
                                                                         104,354
Retail - Drug Store - 0.3%
          1,000  CVS Corp ...........................................     41,870
Retail - Major Department Stores - 0.8%
          1,400  J.C. Penney Company, Inc ...........................     56,000
          1,100  May Department Stores Co ...........................     29,183
            300  Sears, Roebuck and Co ..............................     11,004
                                                                          96,187
Retail - Office Supplies - 0.1%
            400  Staples, Inc .......................................     11,552
Retail - Regional Department Stores - 0.3%
            800  Federated Department Stores, Inc ...................     38,336
Retail - Restaurants - 1.3%
          2,300  McDonald's Corp ....................................     63,250
          1,300  Starbucks Corp.* ...................................     61,048
            600  Wendy's International, Inc .........................     21,462
            300  Yum! Brands, Inc ...................................     11,517
                                                                         157,277
Rubber - Tires - 0%
            100  Cooper Tire & Rubber Co ............................      2,345

See Notes to Schedules of Investments and Financial Statements


76  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Savings/Loan/Thrifts - 1.0%
          1,000  Golden West Financial Corp .........................$   106,910
            300  Sovereign Bancorp, Inc .............................      6,531
            100  Washington Mutual, Inc .............................      3,880
                                                                         117,321
Schools - 1.0%
          1,500  Apollo Group, Inc. - Class A* ......................    125,325
Semiconductor Components/Integrated Circuits - 0%
            100  Analog Devices, Inc ................................      3,970
Steel - Producers - 0.3%
          1,100  United States Steel Corp ...........................     41,954
Super-Regional Banks - 3.2%
          1,877  Bank of America Corp ...............................    159,564
            100  Comerica, Inc ......................................      5,847
            100  Fifth Third Bancorp ................................      4,936
            300  Huntington Bancshares, Inc .........................      7,338
            300  KeyCorp ............................................      9,054
            200  SunTrust Banks, Inc ................................     13,190
          1,800  U.S. Bancorp .......................................     50,940
          1,600  Wachovia Corp ......................................     70,896
          1,000  Wells Fargo & Co ...................................     57,410
                                                                         379,175
Telecommunication Equipment - 0.4%
            200  Andrew Corp.* ......................................      2,170
          2,600  Avaya, Inc.* .......................................     38,090
            200  Scientific-Atlanta, Inc ............................      6,150
                                                                          46,410
Telephone - Integrated - 0.1%
            100  AT&T Corp ..........................................      1,510
            100  BellSouth Corp .....................................      2,709
            400  Sprint Corp ........................................      7,472
                                                                          11,691
Therapeutics - 0.1%
            200  Gilead Sciences, Inc.* .............................     12,928
Tobacco - 1.2%
          1,100  Altria Group, Inc ..................................     52,360
            900  Reynolds American, Inc.* ...........................     64,755
            800  UST, Inc ...........................................     30,360
                                                                         147,475
Tools - Hand Held - 0.5%
            400  Black & Decker Corp ................................     27,964
            900  Stanley Works ......................................     38,160
                                                                          66,124
Transportation - Railroad - 0.2%
            400  Burlington Northern Santa Fe Corp ..................     14,192
            300  Norfolk Southern Corp ..............................      8,007
            100  Union Pacific Corp .................................      5,634
                                                                          27,833
Transportation - Services - 1.7%
            900  FedEx Corp .........................................     73,692
            700  Ryder System, Inc ..................................     30,030
          1,400  United Parcel Service, Inc. - Class B ..............    100,744
                                                                         204,466
Web Portals/Internet Service Providers - 1.1%
          4,500  Yahoo!, Inc.* ......................................    138,600
Wireless Equipment - 1.2%
          4,000  Motorola, Inc ......................................     63,720
          1,200  QUALCOMM, Inc ......................................     82,896
                                                                         146,616
--------------------------------------------------------------------------------
Total Investments (total cost $10,858,243) - 99.9% .................. 12,251,070
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1% .......      6,508
--------------------------------------------------------------------------------
Net Assets - 100% ...................................................$12,257,578
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                     Market Value          % of Investment Securities
----------------------------------------------------------------------------
Bermuda                      $   118,803                                1.0%
Cayman Islands                    18,072                                0.1%
Netherlands                       19,296                                0.2%
Panama                            51,271                                0.4%
United States                 12,043,628                               98.3%
----------------------------------------------------------------------------
Total                        $12,251,070                              100.0%

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  77

Janus Adviser Flexible Income Fund (unaudited)

--------------------------------------------------------------------------------
Fund Strategy

Janus Adviser Flexible Income Fund is managed for the maximum total return possible while minimizing the risk to capital by investing in a variety of income-producing securities to both take advantage of and protect against changing economic conditions.
--------------------------------------------------------------------------------

                                                               [PHOTO]
                                                               Ronald Speaker
                                                               portfolio manager

Performance Overview

Janus Adviser Flexible Income Fund gained during the 12 months ended July 31, 2004, despite a rising interest rate environment and consensus opinion against bonds. The Fund slightly trailed its benchmark during this period, returning 4.43% for its I Shares and 3.91% for its C Shares, while its benchmark, the Lehman Brothers Government/ Credit Index, returned 4.72%.

The difference in performance between the Fund and the Index is primarily due to our relatively conservative strategy during what was a volatile period for interest rates. As interest rates fluctuated, we adjusted the Fund's duration, however in hindsight, we were not as quick to respond to changes in interest rates as we should have been.

Strategy in This Environment

In this challenging environment, I continued to emphasize diversification, maintaining exposure to a wide variety of debt securities, including Treasuries, corporate bonds, agency bonds, preferred stock, convertibles and high-yield bonds. This flexible approach enabled me to seize upon some pockets of relative strength, such as Tyco International and HCA, Inc, two holdings that I will expand upon later in this letter.

Fund Profile
--------------------------------------------------------------------------------
                                               July 31, 2004       July 31, 2003
Weighted Average to Maturity                       7.2 Yrs.            7.2 Yrs.
Average Modified Duration+                         5.3 Yrs.            5.2 Yrs.
30-Day Average Yield++
  I Shares
    Without Reimbursement                             3.71%               2.73%
    With Reimbursement                                3.85%               2.67%
  C Shares+++
    Without Reimbursement                             3.21%               2.23%
    With Reimbursement                                3.35%               2.16%
Weighted Average Fixed-Income
 Credit Rating                                            A                   A

Portfolio Composition

As of July 31, 2004, approximately 44.3% of the Fund's total net assets were invested in investment-grade bonds, while 21.2% were invested in high-yield bonds. Meanwhile, U.S. treasury and agency bonds accounted for 22.8% and 9.4% of the Fund's total net assets, respectively.

Standouts included cross-over bonds and select investment-grade credits

One tactic that benefited the Fund during the period was its emphasis on "crossover" bonds. These are high-yield bonds believed to be likely recipients of future credit ratings upgrades. For example, we invested in debt issued by tool maker Kennametal, healthcare facilities operator HCA and Tyco International.

Kennametal, a manufacturer and distributor of wear-resistant parts, benefited from an improving economy during the period. In addition, the company continues to focus on improving its balance sheet by paying down debt and expanding its business overseas, which has helped reduce production costs. As these trends continue, we feel the ratings agencies will award full investment-grade status, and that the bonds will react positively.

Meanwhile, HCA, one of the largest acute care hospitals in the country, benefited from conservative accounting policies and its consequential avoidance of related scandals, which seem to be rampant in the healthcare industry. Because HCA continues to focus on a balanced capital structure of debt and equity, and has successfully dealt with rising bad debt trends, which appears to have peaked, we expect it to devote even more attention to improving its balance sheet in the year ahead. In turn, we believe the bonds will receive a more desirable investment-grade rating.

Turning to industrial conglomerate Tyco International, after watching the management turmoil and changes at the company from a distance, Janus' analysts noticed early in 2003 that the underlying businesses continued to perform well. In fact, it was the


78  Janus Adviser Series  July 31, 2004

(unaudited)

combined efforts of our fixed-income and equity research teams that allowed us to see the future value of Tyco's bonds through the walls of worry. Frequent visits with senior management, operating heads, field supervisors and physical plant inspections gave us confidence in the direction the company was heading and we invested. Sure enough, after trading at steep relative discounts, the bonds began to rebound. Several quarters of positive earning reports forced the stock market and ratings agencies to take notice, leading to an eventual upgrade of its debt ratings back to investment-grade status. The reclassification convinced many of those who had abandoned the credit earlier to repurchase at much tighter levels than only a few quarters before. As a result of this spread tightening, our Tyco bonds appreciated significantly.

Significant Areas of Investment - (% of Net Assets)
                                                                   July 31, 2004
--------------------------------------------------------------------------------
U.S. Government Bonds
  Treasuries                                                             22.8%
  Agencies                                                                9.4%
Corporate Bonds
  Investment Grade                                                       44.3%
  High Yield                                                             21.2%

Weak performers included select high-yield bonds

The Fund's foray into European cable bonds has had its benefits, as names like NTL Cable and Telenet Communications performed well during the period. However, there were also some weak spots, including German cable company Tele Columbus. In hindsight, we simply purchased our Tele Columbus bonds too early. After we bought them German cable bonds saw an increase in supply, and many of the new issuance offered more attractive yields.

Another disappointment was MCI, Inc. During the restructuring period for this telecommunications company, we were encouraged by new management's progress in strengthening MCI's balance sheet with proper accounting controls. Combined with large tax-loss carry-forwards and strong cash balances, we were encouraged that the company might be acquired post-restructuring. However, profitability at MCI has continued to decline over the past several months, causing our bonds to suffer. As such, we liquidated our position.

Investment Strategy and Outlook

During the past few months, the economy has encountered a slow patch of lower growth. This slowdown is due to the combination of rising energy prices, weak payroll reports in June and July, political uncertainty with the looming U.S. presidential election, and continued terror fears around key events such as the Democratic National Convention and the Summer Olympics. In light of these events, long-term rates have declined to levels below what most economists expected.

Given the uncertainties currently surrounding the Federal Reserve's activities - chiefly, questions regarding the speed and magnitude of additional rate hikes during an election year - I have been shortening the Fund's duration to levels below those in the Lehman Brothers Government/Credit Index. It is impossible to know at this time if the Federal Reserve will adhere to its own recent vow to "move at a pace that is likely to be measured," or take advantage of the caveat in its June statement - that policy makers "will respond to changes in economic prospects as needed to fulfill [their] obligation to maintain price stability." With this in mind, I am positioning the Fund more conservatively. At the same time, I also plan to focus more on corporate credits, both from the investment-grade and high-yield universes. This is a reflection of my desire to target companies that are focusing on paying down debt, improving their balance sheets and searching for ratings upgrades.

Overall, I will be monitoring the economic situation very closely to determine whether the Federal Reserve is behind or ahead of the inflation curve and also monitoring the outlook for jobs growth going forward, as there has been recent volatility. The inflation issue is particularly important at this juncture, due to the impact on potential federal funds rate changes. In the face of such uncertainty, the bond market has performed better than my expectations this year. We continue to search for opportunities in any environment, and I will keep applying the Fund's flexible charter in an effort to respond with agility as the second half of 2004 unfolds.

Thank you for your continued investment in Janus Adviser Flexible Income Fund.


                                         Janus Adviser Series  July 31, 2004  79

Janus Adviser Flexible Income Fund (unaudited)

================================================================================
                        Initial investment of $10,000

[The following table was depicted as a mountain chart in the printed material.]

                         Janus Adviser Flexible Income        Lehman Brothers
                                Fund - I Shares          Government/Credit Index
                         -----------------------------   -----------------------
 9/13/1993*                        $10,000                        $10,000
 9/30/1993                         $10,015                        $ 9,931
10/31/1993                         $10,115                        $ 9,972
11/30/1993                         $ 9,975                        $ 9,859
12/31/1993                         $10,034                        $ 9,902
 1/31/1994                         $10,233                        $10,051
 2/28/1994                         $10,119                        $ 9,833
 3/31/1994                         $ 9,995                        $ 9,592
 4/30/1994                         $ 9,952                        $ 9,513
 5/31/1994                         $ 9,950                        $ 9,495
 6/30/1994                         $ 9,935                        $ 9,473
 7/31/1994                         $10,004                        $ 9,662
 8/31/1994                         $10,031                        $ 9,666
 9/30/1994                         $ 9,997                        $ 9,520
10/31/1994                         $10,005                        $ 9,509
11/30/1994                         $ 9,961                        $ 9,492
12/31/1994                         $ 9,904                        $ 9,555
 1/31/1995                         $10,049                        $ 9,738
 2/28/1995                         $10,308                        $ 9,964
 3/31/1995                         $10,429                        $10,031
 4/30/1995                         $10,635                        $10,171
 5/31/1995                         $11,104                        $10,597
 6/30/1995                         $11,115                        $10,682
 7/31/1995                         $11,155                        $10,641
 8/31/1995                         $11,292                        $10,777
 9/30/1995                         $11,612                        $10,886
10/31/1995                         $11,801                        $11,046
11/30/1995                         $11,969                        $11,228
12/31/1995                         $12,219                        $11,393
 1/31/1996                         $12,346                        $11,464
 2/29/1996                         $12,151                        $11,221
 3/31/1996                         $12,070                        $11,127
 4/30/1996                         $12,166                        $11,051
 5/31/1996                         $12,215                        $11,032
 6/30/1996                         $12,307                        $11,179
 7/31/1996                         $12,324                        $11,205
 8/31/1996                         $12,377                        $11,178
 9/30/1996                         $12,731                        $11,376
10/31/1996                         $12,988                        $11,642
11/30/1996                         $13,281                        $11,856
12/31/1996                         $13,267                        $11,724
 1/31/1997                         $13,321                        $11,738
 2/28/1997                         $13,468                        $11,763
 3/31/1997                         $13,290                        $11,623
 4/30/1997                         $13,394                        $11,793
 5/31/1997                         $13,559                        $11,903
 6/30/1997                         $13,770                        $12,046
 7/31/1997                         $14,148                        $12,414
 8/31/1997                         $14,026                        $12,275
 9/30/1997                         $14,270                        $12,468
10/31/1997                         $14,441                        $12,668
11/30/1997                         $14,514                        $12,734
12/31/1997                         $14,698                        $12,868
 1/31/1998                         $14,972                        $13,050
 2/28/1998                         $14,997                        $13,023
 3/31/1998                         $15,185                        $13,063
 4/30/1998                         $15,234                        $13,129
 5/31/1998                         $15,347                        $13,270
 6/30/1998                         $15,479                        $13,405
 7/31/1998                         $15,531                        $13,416
 8/31/1998                         $15,479                        $13,678
 9/30/1998                         $15,854                        $14,069
10/31/1998                         $15,583                        $13,969
11/30/1998                         $15,841                        $14,053
12/31/1998                         $15,958                        $14,087
 1/31/1999                         $16,143                        $14,187
 2/28/1999                         $15,839                        $13,850
 3/31/1999                         $16,011                        $13,919
 4/30/1999                         $16,143                        $13,953
 5/31/1999                         $15,892                        $13,809
 6/30/1999                         $15,789                        $13,766
 7/31/1999                         $15,803                        $13,728
 8/31/1999                         $15,735                        $13,717
 9/30/1999                         $15,776                        $13,841
10/31/1999                         $15,844                        $13,877
11/30/1999                         $15,992                        $13,869
12/31/1999                         $16,101                        $13,785
 1/31/2000                         $16,087                        $13,781
 2/29/2000                         $16,224                        $13,954
 3/31/2000                         $16,307                        $14,155
 4/30/2000                         $16,101                        $14,086
 5/31/2000                         $15,977                        $14,073
 6/30/2000                         $16,265                        $14,361
 7/31/2000                         $16,321                        $14,513
 8/31/2000                         $16,448                        $14,718
 9/30/2000                         $16,560                        $14,773
10/31/2000                         $16,549                        $14,866
11/30/2000                         $16,716                        $15,120
12/31/2000                         $17,082                        $15,418
 1/31/2001                         $17,337                        $15,677
 2/28/2001                         $17,551                        $15,839
03/31/2001                         $17,587                        $15,911
 4/30/2001                         $17,467                        $15,792
 5/31/2001                         $17,514                        $15,883
06/30/2001                         $17,541                        $15,959
 7/31/2001                         $18,008                        $16,357
 8/31/2001                         $18,275                        $16,567
 9/30/2001                         $18,359                        $16,719
10/31/2001                         $18,839                        $17,143
11/30/2001                         $18,569                        $16,862
12/31/2001                         $18,312                        $16,729
01/31/2002                         $18,396                        $16,852
02/28/2002                         $18,532                        $16,995
03/31/2002                         $18,201                        $16,650
04/30/2002                         $18,525                        $16,973
05/31/2002                         $18,649                        $17,130
06/30/2002                         $18,794                        $17,275
07/31/2002                         $19,003                        $17,483
 8/31/2002                         $19,422                        $17,875
 9/30/2002                         $19,848                        $18,260
10/31/2002                         $19,703                        $18,085
11/30/2002                         $19,623                        $18,096
12/31/2002                         $20,088                        $18,575
 1/31/2003                         $20,087                        $18,575
 2/28/2003                         $20,438                        $18,906
03/31/2003                         $20,449                        $18,881
 4/30/2003                         $20,695                        $19,083
 5/31/2003                         $21,202                        $19,625
06/30/2003                         $21,161                        $19,547
07/31/2003                         $20,512                        $18,727
 8/31/2003                         $20,575                        $18,851
09/30/2003                         $21,200                        $19,448
10/31/2003                         $21,021                        $19,202
11/30/2003                         $21,066                        $19,253
12/31/2003                         $21,295                        $19,443
 1/31/2004                         $21,463                        $19,619
 2/29/2004                         $21,697                        $19,859
 3/31/2004                         $21,884                        $20,041
 4/30/2004                         $21,306                        $19,426
 5/31/2004                         $21,150                        $19,327
 6/30/2004                         $21,221                        $19,406
 7/31/2004                         $21,421                        $19,611

Average Annual Total Return - for the periods ended July 31, 2004
--------------------------------------------------------------------------------

                                     Calendar        One           Five          Ten             Since
                                   Year-to-Date      Year          Year          Year          Inception*
---------------------------------------------------------------------------------------------------------
Janus Adviser Flexible
Income Fund - I Shares                 0.59%         4.43%         6.27%         7.91%           7.25%
---------------------------------------------------------------------------------------------------------
Janus Adviser Flexible
Income Fund -
C Shares at NAV                        0.29%         3.91%         5.62%         7.21%           6.63%
---------------------------------------------------------------------------------------------------------
Janus Adviser Flexible
Income Fund -
C Shares at MOP                       (1.71)%        1.85%         5.41%         7.10%           6.53%
---------------------------------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Index                           0.87%         4.72%         7.39%         7.34%           6.39%
---------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Intermediate Investment
Grade Debt Funds                        N/A        239/451       143/261          N/A             N/A
---------------------------------------------------------------------------------------------------------

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance.

Performance shown for Class C Shares at Maximum Offering Price (MOP) includes a 1% upfront sales charge and a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include these sales charges and would have been lower had these charges been taken into account. Effective September 30, 2004, the 1.00% upfront sales charge on C shares will be eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993
================================================================================

Fund Expenses
--------------------------------------------------------------------------------
The below examples show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these charts.

                                     Beginning Account Value            Ending Account Value        Expenses Paid During Period
Expense Example - I Shares                   (2/1/04)                        (7/31/04)                   (2/1/04-7/31/04) *
-------------------------------------------------------------------------------------------------------------------------------
Actual                                      $1,000.00                          $998.00                        $5.91
-------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                 $1,000.00                        $1,018.95                        $5.97
-------------------------------------------------------------------------------------------------------------------------------

                                     Beginning Account Value            Ending Account Value        Expenses Paid During Period
Expense Example - C Shares                   (2/1/04)                        (7/31/04)                   (2/1/04-7/31/04) *
-------------------------------------------------------------------------------------------------------------------------------
Actual                                      $1,000.00                          $995.50                        $8.38
-------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                 $1,000.00                        $1,016.46                        $8.47
-------------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 1.19% for I Shares and 1.69% for C Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

  +A theoretical measure of price volatility.

 ++Yields will fluctuate.

+++Does not include the 1.00% upfront sales charge or the 1.00% contingent deferred sales charge.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.


80  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Bonds - 64.2%
Agricultural Operations - 0.5%
        $400,000  Bunge Limited Finance Corp., 4.375%
                   company guaranteed notes, due 12/15/08 .........$    396,877
Automotive - Cars and Light Trucks - 0.2%
         125,000  General Motors Corp., 7.125%
                   senior notes, due 7/15/13 ......................     128,272
Automotive - Truck Parts and Equipment - Original - 0.2%
         200,000  Lear Corp., 5.75%
                   bonds, due 8/1/14 (144A) .......................     201,360
Beverages - Non-Alcoholic - 0.5%
         400,000  Coca-Cola Enterprises, Inc., 4.375%
                   notes, due 9/15/09 .............................     402,458
Brewery - 1.2%
                  Anheuser-Busch Companies, Inc.:
         325,000   5.95%, debentures, due 1/15/33 .................     327,214
          75,000   6.00%, bonds, due 11/1/41 ......................      74,329
         185,000  Coors Brewing Co., 6.375%
                   company guaranteed notes, due 5/15/12 ..........     199,871
         225,000  Miller Brewing Co., 5.50%
                   notes, due 8/15/13 (144A) ......................     228,031
         125,000  SABMiller PLC, 6.625%
                   bonds, due 8/15/33 (144A) ......................     132,811
                                                                        962,256
Building - Residential and Commercial - 0.1%
         100,000  KB Home, 5.75%
                   senior notes, due 2/1/14 .......................      93,000
Cable Television - 2.3%
         500,000  Comcast Cable Communications, Inc., 6.20%
                   notes, due 11/15/08 ............................     534,907
         500,000  Comcast Corp., 5.85%
                   company guaranteed notes, due 1/15/10 ..........     525,084
                  Echostar DBS Corp.:
         415,000   5.75%, senior notes, due 10/1/08 ...............     411,888
         260,000   9.125%, senior notes, due 1/15/09 ..............     285,350
         100,000  Rogers Cable, Inc., 6.25%
                   secured notes, due 6/15/13 .....................      96,334
                                                                      1,853,563
Cellular Telecommunications - 0.5%
                  Nextel Communications, Inc.:
         200,000   9.375%, senior notes, due 11/15/09 .............     213,500
         150,000   7.375%, senior notes, due 8/1/15 ...............     157,500
                                                                        371,000
Commercial Banks - 1.7%
         310,000  BB&T Corp., 5.20%
                   subordinated notes, due 12/23/15 ...............     302,088
                  Hudson United Bancorp:
           2,000   8.20%, subordinated debentures
                   due 9/15/06 ....................................       2,174
         175,000   7.00%, subordinated notes, due 5/15/12 .........     192,596
         275,000  Sovereign Bank, 5.125%
                   subordinated notes, due 3/15/13 ................     264,228
                  Zions Bancorporation:
         300,000   2.70%, senior notes, due 5/1/06 ................     298,270
         275,000   6.00%, subordinated notes, due 9/15/15 .........     282,707
                                                                      1,342,063
Commercial Services - 1.5%
                  ARAMARK Services, Inc.:
        $200,000  7.00%, company guaranteed notes
                   due 5/1/07 .....................................     216,225
         225,000  6.375%, company guaranteed notes
                   due 2/15/08 ....................................     241,474
          45,000  Cendant Corp., 6.25%
                   senior notes, due 1/15/08 ......................      48,281
         650,000  PHH Corp., 6.00%
                   notes, due 3/1/08 ..............................     688,640
                                                                      1,194,620
Computers - 0.3%
         250,000  IBM Corp., 2.375%
                   notes, due 11/1/06 .............................     246,912
Consumer Products - Miscellaneous - 1.2%
                  Dial Corp.:
         600,000   7.00%, senior notes, due 8/15/06 ...............     642,826
         300,000   6.50%, senior notes, due 9/15/08 ...............     324,157
                                                                        966,983
Containers - Metal and Glass - 2.1%
         135,000  Ball Corp., 6.875%
                   company guaranteed notes, due 12/15/12 .........     137,869
                  Owens-Brockway Glass Container, Inc.:
         115,000   8.875%, company guaranteed notes
                   due 2/15/09 ....................................     125,063
         125,000   7.75%, company guaranteed notes
                   due 5/15/11 ....................................     132,500
                  Owens-Illinois, Inc.:
         400,000   7.15%, senior notes, due 5/15/05 ...............     410,000
         250,000   8.10%, senior notes, due 5/15/07 ...............     260,625
         605,000   7.35%, senior notes, due 5/15/08 ...............     617,099
                                                                      1,683,156
Containers - Paper and Plastic - 0.2%
         125,000  Sealed Air Corp., 5.375%
                   senior notes, due 4/15/08 (144A) ...............     130,036
Cosmetics and Toiletries - 1.1%
         555,000  Gillette Co., 4.125%
                   senior notes, due 8/30/07(omega)................     565,941
         285,000  Procter & Gamble Co., 4.75%
                   notes, due 6/15/07 .............................     296,076
                                                                        862,017
Data Processing and Management - 0.3%
         250,000  Fiserv, Inc., 3.00%
                   notes, due 6/27/08 .............................     239,126
Diversified Financial Services - 0.9%
                  General Electric Capital Corp.:
         500,000   3.50%, notes, due 5/1/08 .......................     494,517
         185,000   6.00%, notes, due 6/15/12 ......................     197,510
                                                                        692,027
Diversified Operations - 1.9%
                  Tyco International Group S.A.:
         325,000   6.375%, company guaranteed notes
                   due 2/15/06** ..................................     341,150
         450,000   5.80%, company guaranteed notes
                   due 8/1/06** ...................................     470,702
         150,000   6.125%, company guaranteed notes
                   due 11/1/08** ..................................     160,800
         275,000   6.375%, company guaranteed notes
                   due 10/15/11** .................................     295,502
         225,000   6.00%, company guaranteed notes
                   due 11/15/13** .................................     234,065
                                                                      1,502,219

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  81

Janus Adviser Flexible Income Fund

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Diversified Operations - Commercial Services - 0.5%
        $350,000  Cendant Corp., 6.25%
                   notes, due 3/15/10 .............................$    377,127
E-Commerce/Services - 0.2%
         175,000  InterActiveCorp, 7.00%
                   notes, due 1/15/13 .............................     190,322
Electric - Generation - 0.8%
         450,000  Allegheny Energy Supply Company LLC,
                   8.25%, bonds, due 4/15/12 (144A)(omega) ........     452,250
         200,000  Midwest Generation LLC, 8.75%
                   secured notes, due 5/1/34 (144A) ...............     212,000
                                                                        664,250
Electric - Integrated - 6.7%
          30,000  AmerenEnergy Generating Co., 7.95%
                   senior notes, due 6/1/32 .......................      35,537
         250,000  CMS Energy Corp., 7.50%
                   senior notes, due 1/15/09 ......................     255,000
         500,000  Dominion Resources, Inc., 5.125%
                   senior notes, due 12/15/09 .....................     508,971
         700,000  MidAmerican Energy Holdings Co., 3.50%
                   senior notes, due 5/15/08 ......................     676,327
         100,000  Northern States Power Co., 2.875%
                   first mortgage notes, due 8/1/06 ...............      99,282
                  Pacific Gas and Electric Co.:
         100,000   3.60%, first mortgage notes, due 3/1/09 ........      97,317
         145,000   4.80%, first mortgage notes, due 3/1/14 ........     139,541
          50,000  Public Service Company of Colorado, 6.875%
                   senior notes, due 7/15/09 ......................      55,468
                  Southern California Edison Co.:
         200,000   7.625%, notes, due 1/15/10 .....................     227,799
         100,000   5.00%, first mortgage notes, due 1/15/14 .......      98,768
         200,000   6.00%, first mortgage notes, due 1/15/34 .......     196,066
         225,000   5.75%, first mortgage notes, due 4/1/35 ........     212,777
         225,000  Southwestern Public Service Co., 5.125%
                   senior notes, due 11/1/06 ......................     232,702
                  TXU Corp.:
         670,000   6.375%, senior notes, due 6/15/06 ..............     706,019
         775,000   6.375%, notes, due 1/1/08 ......................     824,407
         325,000  TXU Energy Co., 7.00%
                   senior notes, due 3/15/13 ......................     356,989
                  Xcel Energy, Inc.:
         300,000   3.40%, senior notes, due 7/1/08 ................     291,308
         325,000   7.00%, senior notes, due 12/1/10 ...............     362,903
                                                                      5,377,181
Electronic Components - Semiconductors - 0.4%
                  Freescale Semiconductor, Inc.:
         150,000   6.875%, senior notes, due 7/15/11 (144A) .......     151,125
         150,000   7.125%, senior notes, due 7/15/14 (144A) .......     152,250
                                                                        303,375
Fiduciary Banks - 0.5%
         375,000  Bank of New York Company, Inc., 3.625%
                   senior notes, due 1/15/09 ......................     366,395
Finance - Auto Loans - 2.8%
                  Ford Motor Credit Co.:
         200,000   7.375%, notes, due 10/28/09 ....................     214,578
         275,000   7.00%, notes, due 10/1/13 ......................     279,910
                  General Motors Acceptance Corp.:
         750,000   6.125%, notes, due 9/15/06 .....................     782,088
         250,000   5.125%, notes, due 5/9/08 ......................     252,494
         400,000   5.85%, senior unsubordinated
                   notes, due 1/14/09 .............................     407,257
         300,000   6.875%, notes, due 9/15/11 .....................     307,970
                                                                      2,244,297
Finance - Commercial - 0.6%
                  Caterpillar Financial Services Corp.:
        $100,000   2.35%, notes, due 9/15/06 ......................      98,308
         400,000   3.10%, notes, due 5/15/07 ......................     396,093
                                                                        494,401
Finance - Consumer Loans - 1.8%
         500,000  Household Finance Corp., 4.625%
                   notes, due 1/15/08 .............................     511,542
         415,000  John Deere Capital Corp., 3.625%
                   notes, due 5/25/07 .............................     415,595
                  SLM Corp.:
         400,000   3.95%, notes, due 8/15/08 ......................     397,449
         150,000   4.00%, notes, due 1/31/14(omega) ...............     149,292
                                                                      1,473,878
Finance - Credit Card - 0.5%
         375,000  Capital One Bank, 5.75%
                   notes, due 9/15/10 .............................     387,960
Finance - Investment Bankers/Brokers - 0.5%
         400,000  Jefferies Group, Inc., 5.50%
                   senior notes, due 3/15/16 ......................     387,306
Finance - Other Services - 0.4%
         350,000  Athena Neuro Financial LLC, 7.25%
                   company guaranteed notes, due 2/21/08 ..........     345,625
Food - Diversified - 2.8%
         750,000  Dean Foods Co., 6.625%
                   senior notes, due 5/15/09 ......................     776,250
                  Del Monte Corp.:
          45,000   9.25%, company guaranteed notes
                   due 5/15/11 ....................................      49,050
         110,000   8.625%, senior subordinated notes
                   due 12/15/12(omega) ............................     119,900
                  General Mills, Inc.:
         400,000   3.875%, notes, due 11/30/07 ....................     400,451
         200,000   6.00%, notes, due 2/15/12 ......................     210,752
                  Kellogg Co.:
         550,000   2.875%, senior notes, due 6/1/08 ...............     531,046
         125,000   6.60%, notes, due 4/1/11 .......................     138,179
                                                                      2,225,628
Foreign Government - 0.1%
         100,000  United Mexican States, 4.625%
                   notes, due 10/8/08 .............................      99,600
Funeral Services and Related Items - 0%
          12,000  Service Corporation International, 6.00%
                   notes, due 12/15/05 ............................      12,240
Gambling - Non Hotel - 0%
          10,000  River Rock Entertainment Authority, 9.75%
                   senior notes, due 11/1/11 ......................      10,900
Gas - Distribution - 0.7%
         475,000  Southwest Gas Corp., 7.625%
                   senior notes, due 5/15/12 ......................     530,072
Home Decoration Products - 0.1%
          75,000  Newell Rubbermaid, Inc., 4.00%
                   notes, due 5/1/10 ..............................      71,715
Hotels and Motels - 1.1%
         850,000  Starwood Hotels & Resorts Worldwide, Inc.
                   6.75%, notes, due 11/15/05 .....................     880,813
Independent Power Producer - 0.4%
         300,000  Reliant Energy, Inc., 9.50%
                   secured notes, due 7/15/13 .....................     322,500
Investment Management and Advisory Services - 0.3%
         250,000  Franklin Resources, Inc., 3.70%
                   notes, due 4/15/08 .............................     247,773

See Notes to Schedules of Investments and Financial Statements


82  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Leisure and Recreation Products - 0%
         $25,000  K2, Inc., 7.375%
                   senior notes, due 7/1/14 (144A) ................$     25,469
Leisure, Recreation and Gaming - 0.2%
         150,000  Hard Rock Hotel, Inc., 8.875%
                   notes, due 6/1/13 ..............................     156,000
Life and Health Insurance - 0.9%
         275,000  Americo Life, Inc., 7.875%
                   notes, due 5/1/13 (144A) .......................     283,250
         400,000  StanCorp Financial Group, Inc., 6.875%
                   senior notes, due 10/1/12 ......................     430,088
                                                                        713,338
Machine Tools and Related Products - 1.1%
         800,000  Kennametal, Inc., 7.20%
                   senior notes, due 6/15/12 ......................     852,904
Medical - HMO - 1.5%
         400,000  Coventry Health Care, Inc., 8.125%
                   senior notes, due 2/15/12 ......................     444,001
                  UnitedHealth Group, Inc.:
         250,000   5.20%, notes, due 1/17/07 ......................     260,627
         350,000   3.30%, senior notes, due 1/30/08 ...............     343,751
         185,000  WellPoint Health Networks, Inc., 6.375%
                   notes, due 6/15/06 .............................     195,441
                                                                      1,243,820
Medical - Hospitals - 1.3%
                  HCA, Inc.:
         725,000   5.25%, notes, due 11/6/08 ......................     727,954
         300,000   6.95%, senior notes, due 5/1/12 ................     316,048
                                                                      1,044,002
Medical - Nursing Homes - 0.8%
          50,000  Genesis HealthCare Corp., 8.00%
                   senior subordinated notes, due 10/15/13 ........      52,500
         575,000  Manor Care, Inc., 6.25%
                   company guaranteed notes, due 5/1/13 ...........     592,969
                                                                        645,469
Medical Products - 0.1%
          50,000  Fresenius Medical Care Capital Trust IV
                   7.875%, company guaranteed notes
                   due 6/15/11 ....................................      53,125
Metal - Diversified - 0.5%
         350,000  Freeport-McMoRan Copper & Gold, Inc.
                   10.125%, senior notes, due 2/1/10 ..............     388,500
Metal Processors and Fabricators - 0.2%
         150,000  Precision Castparts Corp., 5.60%
                   company guaranteed notes, due 12/15/13 .........     147,525
Motorcycle and Motor Scooter Manufacturing - 0.3%
         250,000  Harley-Davidson, Inc., 3.625%
                   notes, due 12/15/08 (144A) .....................     245,878
Multi-Line Insurance - 0.7%
         125,000  Assurant, Inc., 6.75%
                   senior notes, due 2/15/34 ......................     125,198
                  Farmers Insurance Exchange:
         285,000   8.50%, notes, due 8/1/04 (144A) ................     285,000
         150,000   8.625%, notes, due 5/1/24 (144A) ...............     171,705
                                                                        581,903
Multimedia - 2.0%
                  Belo Corp.:
        $260,000   7.125%, senior notes, due 6/1/07 ...............     282,560
         100,000   8.00%, senior unsubordinated notes
                   due 11/1/08 ....................................     113,533
         125,000  Corus Entertainment, Inc., 8.75%
                   senior subordinated notes, due 3/1/12 ..........     133,750
         300,000  News America, Inc., 6.625%
                   senior notes, due 1/9/08 .......................     325,356
                  Time Warner, Inc.:
         550,000   5.625%, company guaranteed notes
                   due 5/1/05 .....................................     562,273
         150,000   6.875%, company guaranteed notes
                   due 5/1/12 .....................................     163,476
                                                                      1,580,948
Mutual Insurance - 0.9%
                  Liberty Mutual Group:
         350,000   5.75%, notes, due 3/15/14 (144A) ...............     340,916
         200,000   7.00%, bonds, due 3/15/34 (144A) ...............     197,278
         200,000  New York Life Insurance Co., 5.875%
                   notes, due 5/15/33 (144A) ......................     192,872
                                                                        731,066
Non-Hazardous Waste Disposal - 0.8%
         600,000  Waste Management, Inc., 7.375%
                   senior notes, due 8/1/10 .......................     679,262
Oil - Field Services - 0.3%
         200,000  Halliburton Co., 5.50%
                   notes, due 10/15/10 ............................     203,850
Oil Companies - Exploration and Production - 2.1%
         675,000  Anadarko Petroleum Corp., 3.25%
                   notes, due 5/1/08 ..............................     658,569
         500,000  Devon Energy Corp., 2.75%
                   senior notes, due 8/1/06 .......................     493,873
          75,000  Forest Oil Corp., 8.00%
                   senior notes, due 12/15/11 (144A) ..............      81,563
         275,000  Kerr-McGee Corp., 6.95%
                   company guaranteed notes, due 7/1/24 ...........     279,139
          80,000  Magnum Hunter Resources, Inc., 9.60%
                   company guaranteed notes, due 3/15/12 ..........      88,400
          75,000  Pemex Project Funding Master Trust, 6.125%
                   company guaranteed notes, due 8/15/08 ..........      77,625
                                                                      1,679,169
Oil Companies - Integrated - 1.0%
         500,000  ChevronTexaco Capital Co., 3.50%
                   company guaranteed notes, due 9/17/07 ..........     500,622
                  Occidental Petroleum Corp.:
         150,000   5.875%, senior notes, due 1/15/07 ..............     158,447
         175,000   4.25%, notes, due 3/15/10 ......................     173,177
                                                                        832,246
Oil Field Machinery and Equipment - 0.2%
         200,000  Cooper Cameron Corp., 2.65%
                   senior notes, due 4/15/07 ......................     194,874
Oil Refining and Marketing - 0.1%
          50,000  Premcor Refining Group, Inc., 6.125%
                   company guaranteed notes, due 5/1/11 ...........      50,250

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  83

Janus Adviser Flexible Income Fund

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Pipelines - 1.7%
         $75,000  El Paso Corp., 7.875%
                   notes, due 6/15/12 .............................$     69,000
          90,000  Gulfterra Energy Partners L.P., 8.50%
                   company guaranteed notes, due 6/1/10 ...........      98,550
         250,000  Kaneb Pipe Line Operating Partnership L.P.
                   5.875%, senior notes, due 6/1/13 ...............     246,581
         237,438  Kern River Funding Corp., 4.893%
                   company guaranteed notes, due
                   4/30/18 (144A)(omega) ..........................     232,197
                  Panhandle Eastern Pipe Line Co.:
         187,000   2.75%, Series B, senior notes, due 3/15/07 .....     180,281
         250,000   4.80%, senior notes, due 8/15/08 ...............     250,531
         275,000  Plains All American Pipeline L.P., 5.625%
                   senior notes, due 12/15/13 (144A) ..............     271,032
                                                                      1,348,172
Printing - Commercial - 0.1%
         125,000  R.R. Donnelley & Sons Co., 3.75%
                   notes, due 4/1/09 (144A) .......................     121,348
Property and Casualty Insurance - 1.0%
         250,000  Kingsway America, Inc., 7.50%
                   senior notes, due 2/1/14 .......................     252,234
         200,000  NYMAGIC, Inc., 6.50%
                   senior notes, due 3/15/14 ......................     191,988
         275,000  Ohio Casualty Corp., 7.30%
                   notes, due 6/15/14 .............................     278,257
         100,000  Progressive Corp., 6.25%
                   senior notes, due 12/1/32 ......................     101,188
                                                                        823,667
Publishing - Periodicals - 0.4%
          70,000  Dex Media East LLC, 12.125%
                   company guaranteed notes, due 11/15/12 .........      82,950
         125,000  Dex Media West Finance Co., 9.875%
                   senior subordinated notes, due 8/15/13 .........     140,938
          75,000  Dex Media, Inc., 8.00% notes
                   due 11/15/13 (144A) ............................      75,375
                                                                        299,263
Radio - 0.1%
          78,000  XM Satellite Radio Holdings, Inc., 12.00%
                   secured notes, due 6/15/10 .....................      89,310
Reinsurance - 0.2%
         200,000  Berkshire Hathaway, Inc., 4.625%
                   company guaranteed notes, due 10/15/13 .........     193,591
Retail - Apparel and Shoe - 1.0%
         750,000  Gap, Inc., 6.90%
                   notes, due 9/15/07 .............................     810,000
Retail - Discount - 0.3%
         200,000  Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ......................     223,936
Retail - Drug Store - 0.1%
          50,000  Rite Aid Corp., 7.625%
                   senior notes, due 4/15/05 ......................      51,125
Retail - Major Department Stores - 1.0%
         447,000  J.C. Penney Company, Inc., 6.00%
                   debentures, due 5/1/06 .........................     454,822
          75,000  May Department Stores Co., 5.75%
                   notes, due 7/15/14 (144A) ......................      75,278
         225,000  Saks, Inc., 8.25%
                   company guaranteed notes, due 11/15/08 .........     243,563
                                                                        773,663
Retail - Restaurants - 0.2%
        $125,000  VICORP Restaurants, Inc., 10.50%
                   senior notes, due 4/15/11 (144A) ...............     129,375
Rubber - Tires - 0.1%
          75,000  Goodyear Tire & Rubber Co., 8.50%
                   notes, due 3/15/07 .............................      76,875
Savings/Loan/Thrifts - 0.4%
          50,000  Chevy Chase Bank FSB, 6.875%
                   subordinated notes, due 12/1/13 ................      49,875
          85,000  Sovereign Capital Trust, 9.00%
                   company guaranteed notes, due 4/1/27 ...........      94,339
         100,000  Webster Bank, 5.875%
                   subordinated notes, due 1/15/13 ................     101,652
         100,000  Webster Capital Trust II, 10.00%
                   company guaranteed notes, due 4/1/27 ...........     117,159
                                                                        363,025
Specified Purpose Acquisition Company - 1.3%
         450,000  Fund American Companies, Inc., 5.875%
                   notes, due 5/15/13 .............................     448,227
         350,000  Glencore Funding LLC, 6.00%
                   company guaranteed notes
                   due 4/15/14 (144A) .............................     328,895
         300,000  OneAmerica Financial Partners, 7.00%
                   bonds, due 10/15/33 (144A) .....................     299,586
                                                                      1,076,708
Super-Regional Banks - 0.2%
         125,000  U.S. Bancorp, 2.75%
                   senior notes, due 3/30/06 ......................     124,919
Telephone - Integrated - 0.6%
         500,000  Deutsche Telekom International Finance B.V.
                   3.875%, company guaranteed notes
                   due 7/22/08** ..................................     494,995
Television - 1.2%
         330,000  British Sky Broadcasting Group PLC, 6.875%
                   company guaranteed notes, due 2/23/09 ..........     361,774
                  Univision Communications, Inc.:
         180,000   3.50%, company guaranteed notes
                   due 10/15/07 ...................................     178,546
         425,000   3.875%, company guaranteed notes
                   due 10/15/08 ...................................     418,269
                                                                        958,589
Theaters - 0.2%
         175,000  AMC Entertainment, Inc., 9.875%
                   senior subordinated notes, due 2/1/12 ..........     179,375
Transportation - Marine - 0.3%
         250,000  Ship Finance International, Ltd., 8.50%
                   senior notes, due 12/15/13 (144A) ..............     240,000
Transportation - Railroad - 0.1%
         100,000  CSX Corp., 4.875%
                   notes, due 11/1/09 .............................     101,036
Transportation - Services - 0.3%
         250,000  FedEx Corp., 2.65%
                   notes, due 4/1/07 (144A) .......................     243,831
Veterinary Diagnostics - 0.1%
          65,000  Vicar Operating, Inc., 9.875%
                   company guaranteed notes, due 12/1/09 ..........      71,500
Wireless Equipment - 0.4%
                  American Tower Corp.:
         225,000   9.375%, senior notes, due 2/1/09 ...............     240,187
          75,000   7.50%, senior notes, due 5/1/12 (144A) .........      73,688
                                                                        313,875
-------------------------------------------------------------------------------
Total Corporate Bonds (cost $50,786,395) ..........................$ 51,439,079
-------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements


84  Janus Adviser Series  July 31, 2004

Schedule of Investments

Shares or Principal Amount                                         Market Value
================================================================================
Foreign Bonds - 1.7%
Automotive - Truck Parts and Equipment - Original - 0.4%
EUR      223,000  TRW Automotive, Inc., 10.125%
                   senior notes, due 2/15/13** ....................     311,438
Cable Television - 0.9%
EUR      375,000  Tele Columbus A.G. & Co., 9.375%
                   senior subordinated notes, due 4/15/12
                   (144A)** .......................................     410,847
EUR      200,000  Telenet Communications N.V., 9.00%
                   senior notes, due 12/15/13 (144A)** ............     241,994
                                                                        652,841
Drug Delivery Systems - 0.2%
EUR      150,000  Fresenius Finance B.V., 7.75%
                   company guaranteed notes
                   due 4/30/09 (144A)** ...........................     195,943
Foreign Government - 0.2%
EUR      150,000  Deutscheland Republic, 5.00%
                   bonds, due 7/4/12** ............................     192,117
-------------------------------------------------------------------------------
Total Foreign Bonds (cost $1,300,420) .............................   1,352,339
-------------------------------------------------------------------------------
Preferred Stock - 0.6%
Finance - Other Services - 0.2%
           3,425  Chevy Chase Preferred Capital Corp.
                   Series A, convertible, 10.375% .................$    199,506
Savings/Loan/Thrifts - 0.4%
           9,900  Chevy Chase Bank FSB, 8.00% .....................     269,775
-------------------------------------------------------------------------------
Total Preferred Stock (cost $444,637) .............................     469,281
-------------------------------------------------------------------------------
Warrants - 0%
Telephone - Integrated - 0%
               1  Versatel Telecom B.V. - expires 5/15/08
                   (cost $0)*,(beta),(sigma) ......................           0
-------------------------------------------------------------------------------
U.S. Government Agencies - 9.4%
                  Fannie Mae:
      $2,150,000   3.25%, due 11/15/07# ...........................   2,132,499
         525,000   4.00%, due 9/2/08# .............................     525,651
       2,165,000   5.25%, due 1/15/09# ............................   2,277,082
       2,415,000   6.25%, due 2/1/11# .............................   2,615,237
-------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $7,624,290) ..................   7,550,469
-------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 22.8%
                  U.S. Treasury Notes/Bonds:
       1,790,000   2.625%, due 11/15/06# ..........................   1,782,239
         170,000   4.375%, due 5/15/07# ...........................     176,083
         685,000   3.125%, due 5/15/07# ...........................     687,141
         375,000   3.00%, due 2/15/08# ............................     371,484
       1,410,000   3.875%, due 5/15/09# ...........................   1,422,834
          65,000   4.00%, due 6/15/09# ............................      65,919
         590,000   5.75%, due 8/15/10# ............................     646,995
       2,290,000   5.00%, due 8/15/11# ............................   2,410,761
       3,510,296   2.00%, due 1/15/14(pi),# ........................   3,518,663
       1,690,000   4.75%, due 5/15/14# ............................   1,726,242
       1,020,000   7.25%, due 5/15/16# ............................   1,246,472
         261,000   7.25%, due 8/15/22# ............................     323,650
       1,310,000   6.25%, due 8/15/23# ............................   1,469,350
         260,832   2.375%, due 1/15/25(pi) ........................     260,068
         690,000   6.25%, due 5/15/30# ............................     783,204
       1,330,000   5.375%, due 2/15/31#,** ........................   1,362,211
-------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $18,358,630) ................  18,253,316
-------------------------------------------------------------------------------
Other Securities - 25.0%
      20,051,933  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $20,051,933) ............  20,051,933
-------------------------------------------------------------------------------
Total Investments (total cost $98,566,305) - 123.7% ...............  99,116,417
-------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (23.7)% .. (19,012,613)
-------------------------------------------------------------------------------
Net Assets - 100% .................................................$ 80,103,804
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
    18 Contracts  U.S. Treasury - 5-year Note
                   expires September 2004, principal
                   amount $1,938,656, value $1,971,000
                   cumulative appreciation ............................$(32,344)
    83 Contracts  U.S. Treasury - 10-year Note
                   expires September 2004, principal
                   amount $9,024,185, value $9,189,656
                   cumulative appreciation ...........................$(165,471)
--------------------------------------------------------------------------------

Summary of Investments by Country, July 31, 2004

Country                     Market Value           % of Investment Securities
-----------------------------------------------------------------------------
Belgium                      $   241,994                                 0.3%
Bermuda                          240,000                                 0.2%
Canada                           730,706                                 0.7%
Denmark                          410,847                                 0.4%
Germany                          687,112                                 0.7%
Luxembourg                     1,502,219                                 1.5%
Mexico                            99,600                                 0.1%
Netherlands                      195,943                                 0.2%
United Kingdom                   494,585                                 0.5%
United States++               94,513,411                                95.4%
-----------------------------------------------------------------------------
Total                       $ 99,116,417                               100.0%

++Includes Short-Term Securities (75.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2004

Currency Sold and               Currency             Currency         Unrealized
Settlement Date               Units Sold      Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/27/04                   1,030,000           $1,238,930             $4,074
--------------------------------------------------------------------------------
Total                                              $1,238,930             $4,074

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  85

Janus Adviser Money Market Fund (unaudited)

J. Eric Thorderson - Portfolio Manager
--------------------------------------------------------------------------------

Fund Strategy

To seek maximum current income to the extent consistent with stability of capital by investing primarily in high quality debt obligations and obligations of financial institutions.

Average Annual Total Return
For the Periods Ended July 31, 2004
--------------------------------------------------------------------------------
I Shares
  Calendar Year-to-Date                                                  0.22%
  1 Year                                                                 0.37%
  5 Year                                                                 2.55%
  Since Inception*                                                       3.36%
--------------------------------------------------------------------------------
C Shares
  Calendar Year-to-Date                                                  0.37%
  1 Year                                                                 0.62%
  5 Year                                                                 2.24%
  Since Inception*                                                       3.06%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Seven-Day Current Yield
  I Shares
     With Reimbursement                                                  0.64%
     Without Reimbursement                                           (0.80)%**
  C Shares
     With Reimbursement                                                  0.91%
     Without Reimbursement                                           (0.53)%**
--------------------------------------------------------------------------------

Data presented reflects past performance, which is no guarantee of future results. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit www.janus.com for current month end performance. Total return includes reinvestment of dividends and distributions.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See "Explanations of Charts, Tables and Financial Statements."

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, yields and total returns would have been lower.

*The predecessor fund's inception date - May 1, 1995.

**Without waivers, expenses for the 7-day period would have been higher than the income, thus creating a negative yield.

Janus Distributors LLC has agreed to a 12b-1 waiver to the levels indicated in the prospectus until at least December 1, 2005.


86  Janus Adviser Series  July 31, 2004

Schedule of Investments

Principal Amount                                                    Market Value
================================================================================
Commercial Paper - 18.1%
        $500,000  Bavaria TRR Corp.
                   1.33%, 8/5/04 (Section 4(2)) .....................$   499,926
         750,000  Check Point Charlie, Inc.
                   1.18%, 8/12/04 (Section 4(2)) ....................    749,730
         750,000  CIT Group, Inc.
                   1.10%, 8/16/04 ...................................    749,656
         500,000  Harrier Finance Funding LLC
                   1.60%, 10/18/04 (144A) ...........................    498,267
         500,000  Rhineland Funding Capital Corp.
                   1.55%, 9/14/04 (Section 4(2)) ....................    499,053
--------------------------------------------------------------------------------
Total Commercial Paper (cost $2,996,632) ............................  2,996,632
--------------------------------------------------------------------------------
Floating Rate Notes - 48.7%
         650,000  Advocare of South Carolina, Inc.
                   1.47%, 6/1/17 ....................................    650,000
         555,000  Arapahoe County, Colorado, Industrial
                   Development Revenue, (Cottrell)
                   Series B, 1.68%, 10/1/19 .........................    555,000
       1,290,000  Arbor View III LLC, Series 2001-A
                   1.45%, 8/1/28 ....................................  1,290,000
         310,000  Breckenridge Terrace LLC
                   1.53%, 5/1/39 ....................................    310,000
         200,000  Capel, Inc.
                   1.52%, 9/1/09 ....................................    200,000
         350,000  Colorado Housing Facilities Revenue
                   (Tenderfoot Seasonal Housing LLC)
                   Series A, 1.53%, 7/1/35 ..........................    350,000
       1,740,000  Cunat Capital Corp., Series 1998-A
                   1.73%, 12/1/28 ...................................  1,740,000
         250,000  Fox Valley Ice Arena LLC
                   1.56%, 7/1/27 ....................................    250,000
         190,000  Medical Properties, Inc., North Dakota
                   (Dakota Clinic Project), 1.35%, 12/22/24 .........    190,000
         340,000  Montgomery, Alabama Industrial
                   Development Board of Revenue
                   (Jenkins Brick Co.), Series A, 1.77%, 9/1/14 .....    340,000
         880,000  New Jersey Economic Development
                   Authority Revenue, (Four Woodbury Project)
                   Series B, 1.78%, 5/1/31 ..........................    880,000
         650,000  Ohio State Higher Education Facilities
                   Revenue, (Columbus College Project)
                   Series 2003A, 1.55%, 9/1/07 ......................    650,000
         160,000  Phoenix, Illinois Realty Special Account
                   Multifamily Revenue, (Brightons Mark)
                   1.72%, 4/1/20 ....................................    160,000
         300,000  Saint Joseph, Missouri Industrial
                   Development Authority Revenue
                   (Albaugh, Inc. Project)
                   Series B, 2.02%, 11/1/19 .........................    300,000
         200,000  West Covina, California Public Financing
                   Authority Tax Allocation Revenue
                   1.60%, 11/1/29 ...................................    200,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $8,065,000) .........................  8,065,000
--------------------------------------------------------------------------------
Repurchase Agreement - 23.6%
      $3,900,000  Citigroup Global Markets, Inc., 1.3625%
                   dated 7/30/04, maturing 8/2/04
                   to be repurchased at $3,900,443
                   collateralized by $3,922,928
                   in U.S. Government Agencies
                   0% - 8.125%, 12/20/04 - 8/6/38
                   $306,505 in U.S. Treasury Notes/Bonds
                   1.625% - 14.00%, 1/31/05 - 11/15/26;
                   with respective values of $3,651,381
                   and $326,621 (cost $3,900,000) ...................$ 3,900,000
--------------------------------------------------------------------------------
U.S. Government Agency Notes - 9.0%
       1,500,000  Freddie Mac, 1.53%
                  10/25/04 (cost $1,494,581) ........................  1,494,581
--------------------------------------------------------------------------------
Total Investments (total cost $16,456,213) - 99.4% .................. 16,456,213
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6% .......    103,293
--------------------------------------------------------------------------------
Net Assets - 100% ...................................................$16,559,506
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements


                                         Janus Adviser Series  July 31, 2004  87

Statements of Assets and Liabilities

                                                                       Janus            Janus            Janus             Janus
                                                      Janus           Adviser          Adviser          Adviser           Adviser
As of July 31, 2004                                  Adviser          Capital          Mid Cap         Growth and          Core
(all numbers in thousands except                      Growth        Appreciation        Growth           Income           Equity
net asset value per share)                             Fund             Fund             Fund             Fund             Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(5)(6)                        $    307,228     $    825,997     $     89,429     $    220,070     $     34,355

  Investments at value(5)(6)                       $    340,580     $  1,026,099     $    111,710     $    245,653     $     40,129
    Cash                                                    175              329              255               46              112
    Receivables:
      Investments sold                                    1,095           26,080              273            2,059              533
      Fund shares sold                                      320              526               53              125               10
      Dividends                                             222              514               44              215               35
      Interest                                               11               18                1               40               --
      Due from adviser                                       --               --               --               --               --
    Other assets                                             --               --                1               --               --
  Variation Margin                                           --               --               --               --               --
  Forward currency contracts                                 41               --               --               17                9
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                            342,444        1,053,566          112,337          248,155           40,828
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                            7,934            6,996           10,430           10,057               --
    Investments purchased                                 1,058               --               54              983               17
    Fund shares repurchased                               2,673            1,679              248              389               12
    Dividends                                                --               --               --               --               --
    Advisory fees                                           175              587               43              127                9
    Transfer agent fees and expenses                          1                3                1                1                2
    Administrative fees - I Shares                           72              226               22               49                7
    Distribution fees - I Shares                             72              226               22               49                7
    Distribution fees - C Shares                              2               14                1               10                8
    Foreign tax liability                                    --               --               --               --               --
  Accrued expenses                                           30               72               21               25               23
  Variation Margin                                           --               --               --               --               --
  Forward currency contracts                                 28               --               --               18               13
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                        12,045            9,803           10,842           11,708               98
Net Assets                                         $    330,399     $  1,043,763     $    101,495     $    236,447     $     40,730
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*         $    401,286     $  1,027,783     $    184,944     $    235,470     $     34,608
  Undistributed net investment income/(loss)*               (12)              --               --              (14)              (1)
  Undistributed net realized gain/(loss) from
   investments and foreign currency transactions*      (104,240)        (184,121)        (105,731)         (24,590)             353
  Unrealized appreciation/(depreciation) of
   investments and foreign currency translations         33,365          200,101           22,282           25,581            5,770
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                   $    330,399     $  1,043,763     $    101,495     $    236,447     $     40,730
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                              $    327,901     $  1,027,945     $     99,563     $    224,694     $     31,478
  Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                         17,237           48,565            4,725           15,586            1,890
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                          $      19.02     $      21.17     $      21.07     $      14.42     $      16.66
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares                              $      2,498     $     15,818     $      1,932     $     11,753     $      9,252
  Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                            130              746               92              811              554
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(8)  $      19.22     $      21.21     $      21.06     $      14.49     $      16.69
Maximum Offering Price Per Share(9)                $      19.41     $      21.42     $      21.27     $      14.64     $      16.86
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Janus            Janus            Janus
                                                      Janus            Janus           Adviser          Adviser          Adviser
As of July 31, 2004                                  Adviser          Adviser       International       Foreign          Mid Cap
(all numbers in thousands except                     Balanced        Worldwide          Growth           Stock            Value
net asset value per share)                             Fund             Fund             Fund           Fund(1)            Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(5)(6)                        $    733,942     $    752,681     $    259,896     $      2,191     $     25,343

  Investments at value(5)(6)                       $    796,517     $    790,266     $    311,383     $      2,892     $     26,670
    Cash                                                    758              511              336               71               89
    Receivables:
      Investments sold                                    3,422            3,501            7,697               --              166
      Fund shares sold                                      417              264            1,158                9               93
      Dividends                                             401            1,411              665                1               13
      Interest                                            4,939               10                3               --               --
      Due from adviser                                       --               --               --               11               --
    Other assets                                              2               --               --               --               --
  Variation Margin                                           --               --               --               --               --
  Forward currency contracts                                 89            1,440               --                2               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                            806,545          797,403          321,242            2,986           27,031
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                           27,445           73,308           15,156               --              614
    Investments purchased                                 1,906            5,804            4,152               --              459
    Fund shares repurchased                               1,372            7,398              942               --                2
    Dividends                                                --               --               --               --               --
    Advisory fees                                           363              341              162                1               24
    Transfer agent fees and expenses                          3                2                2                1                1
    Administrative fees - I Shares                          162              156               64                1                5
    Distribution fees - I Shares                            162              156               64                1                5
    Distribution fees - C Shares                             18                1                2               --                1
    Foreign tax liability                                    --               25            1,156               --               --
  Accrued expenses                                           31              147               48               32               33
  Variation Margin                                           --               --               --               --               --
  Forward currency contracts                                120              157               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                        31,582           87,495           21,748               36            1,144
Net Assets                                         $    774,963     $    709,908     $    299,494     $      2,950     $     25,887
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*         $    759,657     $  1,036,185     $    419,201     $      2,531     $     24,229
  Undistributed net investment income/(loss)*             2,158            1,212            1,564               --               12
  Undistributed net realized gain/(loss) from
   investments and foreign currency transactions*       (49,396)        (366,326)        (171,621)            (284)             319
  Unrealized appreciation/(depreciation) of
   investments and foreign currency translations         62,544           38,837(7)        50,350(7)           703            1,327
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                   $    774,963     $    709,908     $    299,494     $      2,950     $     25,887
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                              $    754,141     $    709,102     $    297,519     $      2,871     $     24,019
  Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                         32,179           28,401           12,510              241            1,730
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                          $      23.44     $      24.97     $      23.78     $      11.92     $      13.89
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares                              $     20,822     $        806     $      1,975     $         79     $      1,868
  Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                            878               32               81                7              135
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(8)  $      23.72     $      25.31     $      24.30     $      12.03     $      13.82
Maximum Offering Price Per Share(9)                $      23.96     $      25.56     $      24.54     $      12.15     $      13.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Janus            Janus            Janus            Janus            Janus
                                                     Adviser          Adviser           Adviser         Adviser          Adviser
As of July 31, 2004                                   Small         Risk-Managed     Risk-Managed       Flexible          Money
(all numbers in thousands except                     Company           Growth            Core            Income           Market
net asset value per share)                         Value Fund(2)       Fund(3)          Fund(4)           Fund             Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(5)(6)                        $     13,004     $     48,681     $     10,858     $     98,566     $     16,456

  Investments at value(5)(6)                       $     15,388     $     51,332     $     12,251     $     99,116     $     16,456
    Cash                                                     41              134               58              377               35
    Receivables:
      Investments sold                                      984               --               --              484               --
      Fund shares sold                                       41              103               --              101               85
      Dividends                                               3               15                8               --               --
      Interest                                               --               --               --            1,136               11
      Due from adviser                                       --               --               --               --               19
    Other assets                                             --               --               --               --               --
  Variation Margin                                           --                1               --               --               --
  Forward currency contracts                                 --               --               --                4               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                             16,457           51,585           12,317          101,218           16,606
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Securities loaned (Note 1)                               --               --               --           20,052               --
    Investments purchased                                 1,153               --               --              723               --
    Fund shares repurchased                                  --               47               --              161                7
    Dividends                                                --               --               --               18               --
    Advisory fees                                             2               84               12               25                3
    Transfer agent fees and expenses                          4                1               --                1               --
    Administrative fees - I Shares                            3               10                2               15                3
    Distribution fees - I Shares                              3               10                2               15                3
    Distribution fees - C Shares                             --                4                4                9               --
    Foreign tax liability                                    --               --               --               --               --
  Accrued expenses                                           46               37               39               24               30
  Variation Margin                                           --               --               --               71               --
  Forward currency contracts                                 --               --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                         1,211              193               59           21,114               46
Net Assets                                         $     15,246     $     51,392     $     12,258     $     80,104     $     16,560
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*         $     11,773     $     46,261     $      9,818     $     78,714     $     16,560
  Undistributed net investment income/(loss)*                --               --               --              382               --
  Undistributed net realized gain/(loss) from
   investments and foreign currency transactions*         1,089            2,539            1,047              652               --
  Unrealized appreciation/(depreciation) of
   investments and foreign currency translations          2,384            2,592            1,393              356               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                   $     15,246     $     51,392     $     12,258     $     80,104     $     16,560
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                              $     14,889     $     46,376     $      7,338     $     70,306     $     16,523
  Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                          1,211            3,790              577            5,699           16,523
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                          $      12.29     $      12.24     $      12.72     $      12.34     $       1.00
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares                              $        357     $      5,016     $      4,920     $      9,798     $         37
  Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                             29              413              390              797               37
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(8)  $      12.21     $      12.14     $      12.62     $      12.30     $       1.00
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(9)                $      12.34     $      12.26     $      12.74     $      12.42              N/A
-----------------------------------------------------------------------------------------------------------------------------------

    *See Note 3 in Notes to Financial Statements
(1)  Formerly named Janus Adviser International Value Fund.
(2)  Formerly named Janus Adviser Small Cap Value Fund.
(3)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.
(5)  Investments at cost and value include $7,761,742, $6,847,979, $10,194,509,
     $9,807,040, $26,874,582, $71,451,420, $14,617,088, $598,997 and $19,653,177
     of securities loaned for Janus Adviser Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Flexible Income Fund, respectively (Note 1).
(6) Investments at cost and value includes repurchase agreements of $3,900,000 for Janus Adviser Money Market Fund.
(7) Net of foreign taxes on investments of $25,006 and $1,156,117 for Janus Adviser Worldwide Fund and Janus Adviser International Growth Fund, respectively.
(8) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(9) Maximum offering price is computed at 100/99 of net asset value. Not applicable to Janus Adviser Money Market Fund.

See Notes to Financial Statements.


                                    88 & 89
                       Janus Adviser Series July 31, 2004

Statements of Operations

                                                                                 Janus        Janus       Janus        Janus
                                                                    Janus       Adviser      Adviser     Adviser      Adviser
                                                                   Adviser      Capital      Mid Cap    Growth and      Core
For the fiscal year ended July 31, 2004                             Growth    Appreciation    Growth      Income       Equity
(all numbers in thousands)                                           Fund         Fund         Fund        Fund         Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                         $    118     $    605     $     49      $    211     $     14
  Securities loaned income                                               39           60           32            21           --
  Dividends                                                           3,020        9,392        1,187         3,059          538
  Foreign tax withheld                                                  (22)         (45)          (4)          (54)         (16)
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                               3,155       10,012        1,264         3,237          536
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                       2,615        7,313        1,510         1,765          304
  Transfer agent expenses                                                 4           13            2            12            5
  Registration fees                                                      32           84           37            57           41
  System fees                                                            19           19           18            19           21
  Custodian fees                                                         33           27           24            32           21
  Printing expenses                                                      30           38           27            29           27
  Legal fees                                                             17           16           17            17           19
  Audit fees                                                              9           14           15            10            7
  Trustees fees and expenses                                             12           19            9             8            6
  Distribution fees - I Shares                                        1,000        2,768          578           647           91
  Distribution fees - C Shares                                           29          193           14           137          104
  Administrative fees - I Shares                                      1,000        2,768          578           647           91
  Other expenses                                                          8           21            5             6            3
  Non-recurring costs (Note 2)                                            5           15            2             4            1
  Cost assumed by Janus Capital Management LLC (Note 2)                  (5)         (15)          (2)           (4)          (1)
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                        4,808       13,293        2,834         3,386          740
Expense and Fee Offsets                                                  (2)         (32)          (2)           (2)          --
Net Expenses                                                          4,806       13,261        2,832         3,384          740
Excess Expense Reimbursement                                            (83)          --         (128)           --         (102)
Net Expenses After Reimbursement                                      4,723       13,261        2,704         3,384          638
Net Investment Income/(Loss)                                         (1,568)      (3,249)      (1,440)         (147)        (102)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              10,034      (13,382)      54,317(5)     11,552        4,548
  Net realized gain/(loss) from foreign currency transactions           203            1           --          (274)        (167)
  Net realized gain/(loss) from future contracts                         --           --           --            --           --
  Change in unrealized net appreciation/(depreciation) of
   investments and foreign currency translations                     29,913      109,245      (11,087)       14,468        2,118
  Payment from affiliate (Note 2)                                         3            1           --            --           --
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               40,153       95,865       43,230        25,746        6,499
Net Increase/(Decrease) in Net Assets Resulting from Operations    $ 38,585     $ 92,616     $ 41,790      $ 25,599     $  6,397
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Janus         Janus        Janus
                                                                    Janus        Janus       Adviser       Adviser      Adviser
                                                                   Adviser      Adviser   International    Foreign      Mid Cap
For the fiscal year ended July 31, 2004                            Balanced    Worldwide      Growth        Stock        Value
(all numbers in thousands)                                           Fund         Fund         Fund        Fund(1)        Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                         $ 18,255     $    429     $     61      $      4     $     16
  Securities loaned income                                               94          155           84            --            3
  Dividends                                                           6,614       15,456        7,433            40          219
  Foreign tax withheld                                                 (183)      (1,322)        (520)           (4)          (1)
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                              24,780       14,718        7,058            40          237
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                       6,152        6,692        2,733            18          102
  Transfer agent expenses                                                10            9           10             3            4
  Registration fees                                                      53           55           39            36           28
  System fees                                                            21           23           24            20           17
  Custodian fees                                                         68          457          257            10           17
  Printing expenses                                                      33          112           33            32           29
  Legal fees                                                             17           17           17            17           16
  Audit fees                                                             16           20            8            17           14
  Trustees fees and expenses                                             21           22           13             7            1
  Distribution fees - I Shares                                        2,326        2,583        1,048             7           37
  Distribution fees - C Shares                                          264            9           18             1            8
  Administrative fees - I Shares                                      2,326        2,583        1,048             7           37
  Other expenses                                                         21           27           10            --           --
  Non-recurring costs (Note 2)                                           11           11            4            --           --
  Cost assumed by Janus Capital Management LLC (Note 2)                 (11)         (11)          (4)           --           --
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                       11,328       12,609        5,258           175          310
Expense and Fee Offsets                                                  (6)          (9)          (2)           --           --
Net Expenses                                                         11,322       12,600        5,256           175          310
Excess Expense Reimbursement                                            (64)        (215)         (30)         (125)         (92)
Net Expenses After Reimbursement                                     11,258       12,385        5,226            50          218
Net Investment Income/(Loss)                                         13,522        2,333        1,832           (10)          19
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              48,872      155,507       93,830           210        1,784
  Net realized gain/(loss) from foreign currency transactions        (2,611)        (650)         (91)         (131)          --
  Net realized gain/(loss) from future contracts                         --           --           --            --           18
  Change in unrealized net appreciation/(depreciation) of
   investments and foreign currency translations                     24,328      (57,793)(6)    3,885(6)        584          673
  Payment from affiliate (Note 2)                                        --           --           34            --            2
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               70,589       97,064       97,658           663        2,477
Net Increase/(Decrease) in Net Assets Resulting from Operations    $ 84,111     $ 99,397     $ 99,490      $    653     $  2,496
--------------------------------------------------------------------------------------------------------------------------------

                                                                    Janus        Janus        Janus         Janus        Janus
                                                                   Adviser      Adviser      Adviser       Adviser      Adviser
                                                                    Small    Risk-Managed  Risk-Managed    Flexible      Money
For the fiscal year ended July 31, 2004                            Company       Growth        Core         Income       Market
(all numbers in thousands)                                      Value Fund(2)   Fund(3)      Fund(4)         Fund         Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                         $      3     $     22     $     --      $  4,993     $    217
  Securities loaned income                                               --           --           --            18           --
  Dividends                                                             224          347          162            27           --
  Foreign tax withheld                                                   --           --           --            --           --
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                 227          369          162         5,038          217
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                         110          286           76           647           44
  Transfer agent expenses                                                26            3            3             8            3
  Registration fees                                                      47           34           34            38           29
  System fees                                                            21           21           21            21           19
  Custodian fees                                                         12           43           32            28            7
  Printing expenses                                                      53           35           32            29           40
  Legal fees                                                             19           18           18            17           17
  Audit fees                                                             21           20           20            16           18
  Trustees fees and expenses                                              2            3            2             2            5
  Distribution fees - I Shares                                           36          100           18           215           44
  Distribution fees - C Shares                                            2           48           47           147            1
  Administrative fees - I Shares                                         36          100           18           215           44
  Other expenses                                                          6            2            2             5            1
  Non-recurring costs (Note 2)                                           --            1           --             1           --
  Cost assumed by Janus Capital Management LLC (Note 2)                  --           (1)          --            (1)          --
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                          391          713          323         1,388          272
Expense and Fee Offsets                                                  --           --           --            (1)          --
Net Expenses                                                            391          713          323         1,387          272
Excess Expense Reimbursement                                           (134)         (64)        (134)         (111)        (120)
Net Expenses After Reimbursement                                        257          649          189         1,276          152
Net Investment Income/(Loss)                                            (30)        (280)         (27)        3,762           65
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions               1,564        3,185        1,352         1,415           --
  Net realized gain/(loss) from foreign currency transactions            --           --           --             9           --
  Net realized gain/(loss) from future contracts                         --          299           --           600           --
  Change in unrealized net appreciation/(depreciation) of
   investments and foreign currency translations                        802        1,395          627        (1,020)          --
  Payment from affiliate (Note 2)                                        --            4           26            --           --
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                2,366        4,883        2,005         1,004           --
Net Increase/(Decrease) in Net Assets Resulting from Operations    $  2,336     $  4,603     $  1,978      $  4,766     $     65
--------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser International Value Fund.
(2)  Formerly named Janus Adviser Small Cap Value Fund.
(3)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.
(5) Includes $34,035,550 of realized gains resulting from a redemption in kind during the fiscal year ended July 31, 2004 for the Janus Adviser Mid Cap Growth Fund.
(6) Net of foreign taxes on investments of $25,006 and $1,156,117 for Janus Adviser Worldwide Fund and Janus Adviser International Growth Fund, respectively.

See Notes to Financial Statements.

                                    90 & 91
                       Janus Adviser Series July 31, 2004

Statements of Changes in Net Assets

                                                                           Janus Adviser
                                                                              Growth
For the fiscal year ended July 31                                              Fund
(all numbers in thousands)                                              2004           2003
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $   (1,568)    $   (1,279)
  Net realized gain/(loss) from investment
   and foreign currency transactions                                     10,237        (29,871)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                      29,913         64,455
  Payment from affiliate (Note 2)                                             3             --
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          38,585         33,305
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                                 --             --
    C Shares**                                                               --             --
  Net realized gain from investment transactions*
    I Shares                                                                 --             --
    C Shares**                                                               --             --
  Return of capital*
    I Shares                                                                 --             --
    C Shares**                                                               --             --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --             --
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                            105,513        204,799
    C Shares**                                                              639          2,790
 Reinvested dividends and distributions
    I Shares                                                                 --             --
    C Shares**                                                               --             --
  Shares repurchased (1)
    I Shares                                                           (220,722)      (116,493)
    C Shares**                                                           (1,283)          (147)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (115,853)        90,949
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (77,268)       124,254
Net Assets:
  Beginning of period                                                   407,667        283,413
----------------------------------------------------------------------------------------------
  End of period                                                      $  330,399     $  407,667
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                          $      (12)    $       --
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                            $  105,022     $  215,854
  Proceeds from sales of securities                                     209,134        135,881
  Purchases of long-term U.S. Government obligations                         --             --
  Proceeds from sales of long-term U.S. Government obligations               --             --

                                                                           Janus Adviser                     Janus Adviser
                                                                       Capital Appreciation                 Mid Cap Growth
For the fiscal year ended July 31                                              Fund                              Fund
(all numbers in thousands)                                              2004             2003             2004             2003
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     (3,249)    $     (1,110)    $     (1,440)    $     (1,314)
  Net realized gain/(loss) from investment
   and foreign currency transactions                                    (13,381)         (77,790)          54,317          (28,629)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                     109,245          129,018          (11,087)          64,952
  Payment from affiliate (Note 2)                                             1               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          92,616           50,118           41,790           35,009
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                                 --             (421)              --               --
    C Shares**                                                               --               --               --               --
  Net realized gain from investment transactions*
    I Shares                                                                 --               --               --               --
    C Shares**                                                               --               --               --               --
  Return of capital*
    I Shares                                                                 --              (70)              --               --
    C Shares**                                                               --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --             (491)              --               --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                            307,834          626,086           46,248           73,027
    C Shares**                                                            2,305           21,293            1,488              547
 Reinvested dividends and distributions
    I Shares                                                                 --              489               --               --
    C Shares**                                                               --               --               --               --
  Shares repurchased (1)
    I Shares                                                           (440,544)        (192,803)        (255,371)         (81,609)
    C Shares**                                                           (9,135)          (1,276)            (190)             (86)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (139,540)         453,789         (207,825)          (8,121)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (46,924)         503,416         (166,035)          26,888
Net Assets:
  Beginning of period                                                 1,090,687          587,271          267,530          240,642
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                       1,043,763     $  1,090,687     $    101,495     $    267,530
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                        $         --     $         --     $         --     $         --
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $    399,818     $    676,502     $     69,429     $    109,466
  Proceeds from sales of securities                                     476,646          252,183          268,220           91,240
  Purchases of long-term U.S. Government obligations                         --            2,820               --               --
  Proceeds from sales of long-term U.S. Government obligations               --               --               --               --


                                                                           Janus Adviser                     Janus Adviser
                                                                          Growth and Income                    Core Equity
For the fiscal year ended July 31                                              Fund                              Fund
(all numbers in thousands)                                             2004             2003             2004             2003
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $       (147)    $        997     $       (102)    $        (81)
  Net realized gain/(loss) from investment
   and foreign currency transactions                                     11,278          (22,081)           4,381           (2,312)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                      14,468           40,087            2,118            5,122
  Payment from affiliate (Note 2)                                            --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          25,599           19,003            6,397            2,729
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                               (235)            (968)              --               --
    C Shares**                                                               (1)              (1)              --               --
  Net realized gain from investment transactions*
    I Shares                                                                 --               --               --               --
    C Shares**                                                               --               --               --               --
  Return of capital*
    I Shares                                                                 --               --               --               --
    C Shares**                                                               --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              (236)            (969)              --               --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                             64,868          113,657            8,927           27,697
    C Shares**                                                            3,022           12,638              919           10,099
 Reinvested dividends and distributions
    I Shares                                                                233              956               --               --
    C Shares**                                                                1                1               --               --
  Shares repurchased (1)
    I Shares                                                           (151,166)         (63,493)         (20,829)          (7,568)
    C Shares**                                                           (5,286)            (691)          (3,272)            (470)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (88,328)          63,068          (14,255)          29,758
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (62,965)          81,102           (7,858)          32,487
Net Assets:
  Beginning of period                                                   299,412          218,310           48,588           16,101
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $    236,447     $    299,412     $     40,730     $     48,588
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                        $        (14)    $        137     $         (1)    $         --
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
Purchases of securities                                            $    122,310     $    155,190     $     28,324     $     46,999
Proceeds from sales of securities                                       196,073           73,751           41,154           19,438
Purchases of long-term U.S. Government obligations                           --           16,959               --               --
Proceeds from sales of long-term U.S. Government obligations             11,487           10,172               --               --


                                                                           Janus Adviser
                                                                             Balanced
For the fiscal year ended July 31                                              Fund
(all numbers in thousands)                                             2004           2003
----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $   13,522     $   13,708
  Net realized gain/(loss) from investment
   and foreign currency transactions                                     46,261        (40,260)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                      24,328         65,143
  Payment from affiliate (Note 2)                                            --             --
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          84,111         38,591
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                            (12,819)       (13,593)
    C Shares**                                                             (203)          (144)
  Net realized gain from investment transactions*
    I Shares                                                                 --             --
    C Shares**                                                               --             --
  Return of capital*
    I Shares                                                                 --             --
    C Shares**                                                               --             --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (13,022)       (13,737)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                            219,171        392,041
    C Shares**                                                            4,425         34,875
 Reinvested dividends and distributions
    I Shares                                                             12,805         13,522
    C Shares**                                                              148            113
  Shares repurchased (1)
    I Shares                                                           (483,938)      (242,071)
    C Shares**                                                          (17,281)        (4,391)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (264,670)       194,089
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (193,581)       218,943
Net Assets:
  Beginning of period                                                   968,544        749,601
----------------------------------------------------------------------------------------------
  End of period                                                      $  774,963     $  968,544
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                          $    2,158     $    1,593
----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                            $  398,283     $  592,800
  Proceeds from sales of securities                                     556,337        344,930
  Purchases of long-term U.S. Government obligations                    108,889        128,721
  Proceeds from sales of long-term U.S. Government obligations          179,813        149,113

    *See Note 3 in Notes to Financial Statements.
   **C Shares commenced operations September 30, 2002.
(1) During the fiscal year ended July 31, 2004, the Janus Adviser Mid Cap Growth Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $136,849,679 on the date of redemption.

See Notes to Financial Statements

                                     92 & 93
                       Janus Adviser Series July 31, 2004

                                                                                                             Janus Adviser
                                                                           Janus Adviser                     International
                                                                             Worldwide                          Growth
For the fiscal year or period ended July 31                                    Fund                              Fund
(all numbers in thousands)                                             2004           2003(6)            2004           2003(6)
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      2,333     $      8,365     $      1,832     $      4,195
  Net realized gain/(loss) from investment transactions                 154,857         (209,167)          93,739          (87,434)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                     (57,793)         225,430            3,885          104,269
  Payment from affiliate (Note 2)                                            --               --               34               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          99,397           24,628           99,490           21,030
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                             (6,588)          (4,404)          (4,011)          (2,193)
    C Shares**                                                               (3)              --               (9)              --
  Net realized gain from investment transactions*
    I Shares                                                                 --               --               --               --
    C Shares**                                                               --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (6,591)          (4,404)          (4,020)          (2,193)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                            307,581        1,449,353          454,146        1,789,033
    C Shares**                                                              253            6,168              843           15,451
  Redemption fees
    I Shares                                                                 31                2              113              135
  Shares issued in connection with acquisition*
    I Shares                                                                N/A              N/A              N/A              N/A
    C Shares**                                                              N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    I Shares                                                              6,574            4,164            3,798            1,881
    C Shares**                                                                2               --                7               --
  Shares repurchased
    I Shares                                                           (822,167)      (1,408,383)        (731,991)      (1,864,597)
    C Shares**                                                             (334)          (5,449)            (536)         (14,217)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (508,060)          45,855         (273,620)         (72,314)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (415,254)          66,079         (178,150)         (53,477)
Net Assets:
  Beginning of period                                                 1,125,162        1,059,083          477,644          531,121
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $    709,908     $  1,125,162     $    299,494     $    477,644
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                        $      1,212     $      6,408     $      1,564     $      3,844
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $  1,493,906     $  1,085,711     $    327,216     $    491,736
  Proceeds from sales of securities                                   2,049,736          946,823          601,833          508,360
  Purchases of long-term U.S. Government obligations                         --               --               --               --
  Proceeds from sales of long-term U.S. Government obligations               --               --               --               --

                                                                           Janus Adviser                     Janus Adviser
                                                                           Foreign Stock                     Mid Cap Value
For the fiscal year or period ended July 31                                   Fund(1)                            Fund
(all numbers in thousands)                                             2004             2003              2004           2003(7)
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $        (10)    $          7     $         19     $         (8)
  Net realized gain/(loss) from investment transactions                      79             (402)           1,802              257
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                         584              398              673              654
  Payment from affiliate (Note 2)                                            --               --                2               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations             653                3            2,496              903
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                                 (7)              --               (5)              --
    C Shares**                                                               --               --               --               --
  Net realized gain from investment transactions*
    I Shares                                                                 --               --             (233)              --
    C Shares**                                                               --               --              (11)              --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                (7)              --             (249)              --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                              1,295            8,565           16,216            6,869
    C Shares**                                                               --               58            1,415              569
  Redemption fees
    I Shares                                                                 --               --              N/A              N/A
  Shares issued in connection with acquisition*
    I Shares                                                                N/A              N/A              N/A              603
    C Shares**                                                              N/A              N/A              N/A                7
  Reinvested dividends and distributions
    I Shares                                                                  7               --              204               --
    C Shares**                                                               --               --               10               --
  Shares repurchased
    I Shares                                                             (1,368)          (8,925)          (2,362)            (507)
    C Shares**                                                               --               --             (261)             (26)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     (66)            (302)          15,222            7,515
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                       580             (299)          17,469            8,418
Net Assets:
  Beginning of period                                                     2,370            2,669            8,418               --
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $      2,950     $      2,370     $     25,887     $      8,418
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                        $         --     $          7     $         12     $         --
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $        549     $      1,547     $     20,240     $      6,402
  Proceeds from sales of securities                                         932            1,844            9,047            3,253
  Purchases of long-term U.S. Government obligations                         --               --               --               --
  Proceeds from sales of long-term U.S. Government obligations               --               --               --               --


                                                                                   Janus Adviser
                                                                                   Small Company
For the fiscal year or period ended July 31                                       Value Fund(2)(3)
(all numbers in thousands)                                             2004            2003(8)          2002(9)
-----------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $        (30)    $        (63)    $        (31)
  Net realized gain/(loss) from investment transactions                   1,564             (227)             (56)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                         802            2,937           (1,355)
  Payment from affiliate (Note 2)                                            --               --               --
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           2,336            2,647           (1,442)
-----------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                                 --               --               --
    C Shares**                                                               --               --               --
  Net realized gain from investment transactions*
    I Shares                                                               (187)              --               --
    C Shares**                                                               (1)              --               --
-----------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              (188)              --               --
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                              4,792            5,855            9,547
    C Shares**                                                              434               16               --
  Redemption fees
    I Shares                                                                N/A              N/A              N/A
  Shares issued in connection with acquisition*
    I Shares                                                                N/A              N/A              N/A
    C Shares**                                                              N/A              N/A              N/A
  Reinvested dividends and distributions
    I Shares                                                                179               --               --
    C Shares**                                                                1               --               --
  Shares repurchased
    I Shares                                                             (5,292)          (2,591)            (946)
    C Shares**                                                             (102)              --               --
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                      12            3,280            8,601
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     2,160            5,927            7,159
Net Assets:
  Beginning of period                                                    13,086            7,159               --
-----------------------------------------------------------------------------------------------------------------
  End of period                                                    $     15,246     $     13,086     $      7,159
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                        $         --     $         --     $        (83)
-----------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $      9,471     $      6,343     $      9,167
  Proceeds from sales of securities                                       9,723            3,399              747
  Purchases of long-term U.S. Government obligations                         --               --               --
  Proceeds from sales of long-term U.S. Government obligations               --               --               --


                                                                           Janus Adviser                     Janus Adviser
                                                                            Risk-Managed                   Risk-Managed Core
For the fiscal year or period ended July 31                                Growth Fund(4)                       Fund(5)
(all numbers in thousands)                                             2004           2003(10)           2004           2003(10)
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $       (280)    $        (83)    $        (27)    $        (22)
  Net realized gain/(loss) from investment transactions                   3,484              517            1,352              (85)
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                       1,395            1,197              627              766
  Payment from affiliate (Note 2)                                             4               --               26               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           4,603            1,631            1,978              659
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                                 --               --               --               --
    C Shares**                                                               --               --               --               --
  Net realized gain from investment transactions*
    I Shares                                                               (983)              --             (115)              --
    C Shares**                                                             (115)              --              (78)              --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (1,098)              --             (193)              --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                             17,378           33,615            2,195            6,831
    C Shares**                                                              360            4,220                5            4,096
  Redemption fees
    I Shares                                                                 --               --               --               --
  Shares issued in connection with acquisition*
    I Shares                                                                N/A              N/A              N/A              N/A
    C Shares**                                                              N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    I Shares                                                                983               --              115               --
    C Shares**                                                              115               --               78               --
  Shares repurchased
    I Shares                                                             (9,045)            (861)          (3,201)             (28)
    C Shares**                                                             (509)              --             (277)              --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   9,282           36,974           (1,085)          10,899
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    12,787           38,605              700           11,558
Net Assets:
  Beginning of period                                                    38,605               --           11,558               --
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $     51,392     $     38,605     $     12,258     $     11,558
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                        $         --     $         --     $         --     $         --
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $     46,917     $     39,967     $      8,771     $     13,837
  Proceeds from sales of securities                                      39,254            4,522            9,996            3,021
  Purchases of long-term U.S. Government obligations                         --               --               --               --
  Proceeds from sales of long-term U.S. Government obligations               --               --               --               --

    *See Notes 3 and 6 in Notes to Financial Statements.
   **C Shares commenced operations September 30, 2002 for all funds except, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund, and Janus Adviser Small Company Value Fund, which commenced operations January 2, 2003, January 2, 2003, December 31, 2002, and April 22, 2003, respectively.
(1)  Formerly named Janus Adviser International Value Fund.
(2)  Formerly named Janus Adviser Small Cap Value Fund.
(3) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(5)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.
(6) Certain prior year amounts have been reclassified to conform to current year presentation.
(7)  Period from December 31, 2002 (inception date) to July 31, 2003.
(8)  For the ten month fiscal period ended July 31, 2003.
(9) For the fiscal period from March 28, 2002 through September 30, 2002. Certain prior year amounts have been reclassified to conform to current year presentation.
(10) Period from January 2, 2003 (inception date) to July 31, 2003.

See Notes to Financial Statements.

                                    94 & 95
                       Janus Adviser Series July 31, 2004

                                                                           Janus Adviser                    Janus Adviser
                                                                          Flexible Income                    Money Market
For the fiscal year ended July 31                                              Fund                              Fund
(all numbers in thousands)                                             2004             2003             2004             2003
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $      3,762     $      3,183     $         65     $        162
  Net realized gain/(loss) from investment
   and foreign currency transactions                                      2,024            1,203               --               --
  Change in unrealized net appreciation/(depreciation)
   of investments and foreign currency translations                      (1,020)             648               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           4,766            5,034               65              162
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    I Shares                                                             (3,279)          (2,922)             (65)            (159)
    C Shares**                                                             (482)            (261)              --               (3)
  Net realized gain from investment transactions*
    I Shares                                                             (1,243)              --               --               --
    C Shares**                                                             (211)              --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (5,215)          (3,183)             (65)            (162)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    I Shares                                                             26,545          119,638            9,896           63,227
    C Shares**                                                            2,331           29,428              102           10,005
  Reinvested dividends and distributions
    I Shares                                                              4,404            2,785               64              148
    C Shares**                                                              345              152               --                2
  Shares repurchased
    I Shares                                                            (61,379)         (73,772)         (13,821)         (65,637)
    C Shares**                                                          (13,124)          (9,152)            (238)          (9,834)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (40,878)          69,079           (3,997)          (2,089)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (41,327)          70,930           (3,997)          (2,089)
Net Assets:
  Beginning of period                                                   121,431           50,501           20,557           22,646
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $     80,104     $    121,431     $     16,560     $     20,557
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                        $        382     $         76     $         --     $         --
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $     57,835     $    100,373     $         --     $         --
  Proceeds from sales of securities                                      84,586           50,736               --               --
  Purchases of long-term U.S. Government obligations                    100,645          106,560               --               --
  Proceeds from sales of long-term U.S. Government obligations          115,269           89,657               --               --

    *See Note 3 in Notes to Financial Statements.
   **C Shares commenced operations September 30, 2002.

See Notes to Financial Statements.


96  Janus Adviser Series  July 31, 2004

Financial Highlights - I Shares

                                                                                     Janus Adviser
For a share outstanding during                                                        Growth Fund
each fiscal year or period ended July 31                    2004                 2003              2002             2001(2)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      17.42         $      16.08      $      23.14      $      30.82
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --                   --                --                --
  Net gains/(losses) on securities
   (both realized and unrealized)                               1.60                 1.34             (7.06)            (7.68)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.60                 1.34             (7.06)            (7.68)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                         --                   --                --                --
  Distributions (from capital gains)*                             --                   --                --                --
  Payment by affiliate                                            --(4)                --                --                --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                     --                   --                --                --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      19.02         $      17.42      $      16.08      $      23.14
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                 9.18%(5)             8.40%          (30.51)%          (24.91)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $    327,901         $    404,787      $    283,413      $    265,032
Average Net Assets for the Period (in thousands)        $    399,852         $    328,576      $    323,098      $    247,176
Ratio of Gross Expenses to Average Net Assets***(6)            1.17%                1.17%             1.18%             1.17%
Ratio of Net Expenses to Average Net Assets***(6)              1.17%                1.17%             1.17%             1.17%
Ratio of Net Investment Income/(Loss) to
 Average Net Assets***                                       (0.39)%              (0.39)%           (0.38)%           (0.04)%
Portfolio Turnover Rate***                                       27%                  43%               41%               42%


                                                                  Janus Aspen
                                                               Growth Portfolio
For a share outstanding during                               Retirement Shares(1)
each fiscal year or period ended July 31                   2000(3)            1999

--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      33.63      $      23.45
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  (.02)              .07
  Net gains/(losses) on securities
   (both realized and unrealized)                               (.22)            10.25
--------------------------------------------------------------------------------------
Total from Investment Operations                                (.24)            10.32
--------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                         --                --
  Distributions (from capital gains)*                          (2.57)             (.14)
  Payment by affiliate                                            --                --
--------------------------------------------------------------------------------------
Total Distributions and Other                                  (2.57)             (.14)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      30.82      $      33.63
--------------------------------------------------------------------------------------
Total Return**                                               (0.64)%            44.12%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $    189,318      $     59,334
Average Net Assets for the Period (in thousands)        $    127,737      $     12,209
Ratio of Gross Expenses to Average Net Assets***(6)            1.17%             1.17%
Ratio of Net Expenses to Average Net Assets***(6)              1.17%             1.17%
Ratio of Net Investment Income/(Loss) to
 Average Net Assets***                                       (0.30)%           (0.25)%
Portfolio Turnover Rate***                                       46%               53%


                                                                                     Janus Adviser
                                                                                  Capital Appreciation
For a share outstanding during                                                            Fund
each fiscal year or period ended July 31                    2004                 2003              2002            2001(2)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      19.56         $      18.75      $      22.61      $      31.32
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --                   --              (.01)              .25
  Net gain/(loss) on securities
   (both realized and unrealized)                               1.61                  .82             (3.80)            (8.79)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.61                  .82             (3.81)            (8.54)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                         --                 (.01)             (.05)             (.17)
  Distributions (from capital gains)*                             --                   --                --                --
  Return of capital*                                              --                   --(7)             --                --
  Payment by affiliate                                            --(4)                --                --                --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                     --                 (.01)             (.05)             (.17)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      21.17         $      19.56      $      18.75      $      22.61
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                 8.23%(5)             4.34%          (16.86)%          (27.35)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  1,027,945         $  1,069,694      $    587,271      $    230,806
Average Net Assets for the Period (in thousands)        $  1,107,254         $    763,621      $    512,270      $    180,005
Ratio of Gross Expenses to Average Net Assets***(6)           1.17%                1.18%             1.18%             1.18%
Ratio of Net Expenses to Average Net Assets***(6)             1.17%                1.18%             1.18%             1.18%
Ratio of Net Investment Income/(Loss) to
 Average Net Assets***                                       (0.28)%              (0.13)%             0.21%             1.04%
Portfolio Turnover Rate***                                       38%                  41%               62%               56%


                                                                 Janus Aspen
                                                        Capital Appreciation Portfolio
For a share outstanding during                               Retirement Shares(1)
each fiscal year or period ended July 31                  2000(3)             1999

--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      33.00      $      19.86
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .09              (.08)
  Net gain/(loss) on securities
   (both realized and unrealized)                              (1.66)            13.22
--------------------------------------------------------------------------------------
Total from Investment Operations                               (1.57)            13.14
--------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                       (.10)               --
  Distributions (from capital gains)*                           (.01)               --
  Return of capital*                                              --                --
  Payment by affiliate                                            --                --
--------------------------------------------------------------------------------------
Total Distributions and Other                                   (.11)               --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      31.32      $      33.00
--------------------------------------------------------------------------------------
Total Return**                                               (4.74)%            66.16%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $    118,394      $     23,529
Average Net Assets for the Period (in thousands)        $     65,965      $      4,402
Ratio of Gross Expenses to Average Net Assets***(6)           1.17%             1.19%
Ratio of Net Expenses to Average Net Assets***(6)             1.17%             1.19%
Ratio of Net Investment Income/(Loss) to
 Average Net Assets***                                         0.97%             0.23%
Portfolio Turnover Rate***                                       13%               52%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004.
(5) In 2004, Janus Capital fully reimbursed Janus Adviser Growth Fund and Janus Adviser Capital Appreciation Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which would have had no impact on the total return.
(6)  See Note 5 in Notes to Financial Statements.
(7) Return of capital aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2003.

See Notes to Financial Statements.


                                         Janus Adviser Series  July 31, 2004  97

                                                                                  Janus Adviser
                                                                                  Mid Cap Growth
For a share outstanding during                                                         Fund
each fiscal year or period ended July 31                    2004              2003              2002            2001(2)

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      18.35      $      15.86      $      24.70      $      50.78
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --                --                --                --
  Net gain/(loss) on securities (both
   realized and unrealized)                                     2.72              2.49             (8.84)           (26.08)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                2.72              2.49             (8.84)           (26.08)
--------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                       --                --                --                --
  Distributions (from capital gains)*                             --                --                --                --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --                --                --                --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      21.07      $      18.35      $      15.86      $      24.70
--------------------------------------------------------------------------------------------------------------------------
Total Return**                                                14.82%            15.70%          (35.79)%          (51.36)%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $     99,563      $    267,000      $    240,642      $    335,677
Average Net Assets for the Period
 (in thousands)                                         $    231,067      $    233,967      $    294,324      $    351,618
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              1.16%             1.16%             1.17%             1.16%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  1.16%             1.16%             1.16%             1.16%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                    (0.62)%           (0.56)%           (0.71)%           (0.64)%
Portfolio Turnover Rate***                                       30%               43%               88%               79%


                                                                 Janus Aspen
                                                         Aggressive Growth Portfolio
For a share outstanding during                              Retirement Shares(1)
each fiscal year or period ended July 31                  2000(3)             1999

--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      58.91      $      27.42
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  (.17)              .19
  Net gain/(loss) on securities (both
   realized and unrealized)                                    (1.63)            32.70
--------------------------------------------------------------------------------------
Total from Investment Operations                               (1.80)            32.89
--------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                       --                --
  Distributions (from capital gains)*                          (6.33)            (1.40)
--------------------------------------------------------------------------------------
Total Distributions                                            (6.33)            (1.40)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      50.78      $      58.91
--------------------------------------------------------------------------------------
Total Return**                                               (3.17)%           124.34%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $    302,466      $     47,928
Average Net Assets for the Period
 (in thousands)                                         $    162,084      $      9,786
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              1.17%             1.19%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  1.17%             1.19%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                    (1.01)%           (1.00)%
Portfolio Turnover Rate***                                       84%              105%


                                                                                  Janus Adviser
                                                                                Growth and Income
For a share outstanding during                                                         Fund
each fiscal year or period ended July 31                    2004              2003              2002            2001(2)

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      13.26      $      12.49      $      15.57      $      19.28
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .01               .05               .02               .07
  Net gain/(loss) on securities (both
   realized and unrealized)                                     1.16               .77             (3.06)            (3.73)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.17               .82             (3.04)            (3.66)
--------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                     (.01)             (.05)             (.04)             (.05)
  Distributions (from capital gains)*                             --                --                --                --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.01)             (.05)             (.04)             (.05)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      14.42      $      13.26      $      12.49      $      15.57
--------------------------------------------------------------------------------------------------------------------------
Total Return**                                                 8.84%             6.60%          (19.61)%          (18.93)%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $    224,694      $    286,607      $    218,310      $     34,608
Average Net Assets for the Period
 (in thousands)                                         $    258,770      $    243,679      $    155,582      $     22,767
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              1.22%             1.22%             1.23%             1.52%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  1.22%             1.22%             1.22%             1.52%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                    (0.03)%             0.41%             0.25%             0.52%
Portfolio Turnover Rate***                                       46%               37%               40%               51%


                                                                 Janus Aspen
                                                         Growth and Income Portfolio
For a share outstanding during                               Retirement Shares(1)
each fiscal year or period ended July 31                  2000(3)             1999
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      20.68      $      11.94
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .02              (.01)
  Net gain/(loss) on securities (both
   realized and unrealized)                                    (1.08)             8.75
--------------------------------------------------------------------------------------
Total from Investment Operations                               (1.06)             8.74
--------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                     (.03)               --
  Distributions (from capital gains)*                           (.31)               --
--------------------------------------------------------------------------------------
Total Distributions                                             (.34)               --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      19.28      $      20.68
--------------------------------------------------------------------------------------
Total Return**                                               (5.13)%            73.20%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $     17,894      $      6,982
Average Net Assets for the Period
 (in thousands)                                         $     11,641      $      1,826
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              1.25%             1.53%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  1.24%             1.53%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                      0.35%             0.11%
Portfolio Turnover Rate***                                       27%               59%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


98  Janus Adviser Series  July 31, 2004

                                                                                  Janus Adviser
For a share outstanding during                                                   Core Equity Fund
each fiscal year or period ended July 31                    2004              2003              2002             2001(2)

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      14.63      $      13.92      $      17.02      $      19.99
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .03              (.01)               --               .03
  Net gain/(loss) on securities (both
   realized and unrealized)                                     2.00               .72             (3.10)            (2.77)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                2.03               .71             (3.10)            (2.74)
--------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                       --                --                --              (.03)
  Distributions (from capital gains)*                             --                --                --              (.20)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --                --                --              (.23)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      16.66      $      14.63      $      13.92      $      17.02
--------------------------------------------------------------------------------------------------------------------------
Total Return**                                                13.88%             5.17%           (18.21)%         (13.80)%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $     31,478      $     38,327      $     16,101      $      7,134
Average Net Assets for the Period
 (in thousands)                                         $     36,578      $     25,550      $     12,869      $      3,985
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              1.25%             1.61%             1.70%             1.75%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  1.25%             1.60%             1.68%             1.75%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                    (0.11)%           (0.17)%           (0.16)%             0.02%
Portfolio Turnover Rate***                                       63%               71%               97%              108%


                                                                 Janus Aspen
                                                            Equity Income Portfolio
For a share outstanding during                                Retirement Shares(1)
each fiscal year or period ended July 31                  2000(3)             1999

--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      27.07      $      19.28
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  (.03)              .03
  Net gain/(loss) on securities (both
   realized and unrealized)                                     (.88)             7.85
--------------------------------------------------------------------------------------
Total from Investment Operations                                (.91)             7.88
--------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                       --                --
  Distributions (from capital gains)*                          (6.17)             (.09)
--------------------------------------------------------------------------------------
Total Distributions                                            (6.17)             (.09)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      19.99      $      27.07
--------------------------------------------------------------------------------------
Total Return**                                               (3.34)%            40.94%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $      1,369      $        464
Average Net Assets for the Period
 (in thousands)                                         $      1,264      $        128
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              1.76%             1.78%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  1.76%             1.77%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                    (0.30)%           (0.04)%
Portfolio Turnover Rate***                                       86%              114%


                                                                                  Janus Adviser
For a share outstanding during                                                    Balanced Fund
each fiscal year or period ended July 31                    2004              2003              2002             2001(2)

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      21.93      $      21.38      $      23.45      $      25.14
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .35               .35               .43               .53
  Net gain/(loss) on securities (both
   realized and unrealized)                                     1.48               .56             (2.05)            (1.76)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.83               .91             (1.62)            (1.23)
--------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                     (.32)             (.36)             (.45)             (.46)
  Distributions (from capital gains)*                             --                --                --                --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.32)             (.36)             (.45)             (.46)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      23.44      $      21.93      $      21.38      $      23.45
--------------------------------------------------------------------------------------------------------------------------
Total Return**                                                 8.36%             4.37%           (6.97)%           (4.92)%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $    754,141      $    937,114      $    749,601      $    530,639
Average Net Assets for the Period
 (in thousands)                                         $    930,260      $    816,137      $    682,559      $    336,439
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              1.16%             1.17%             1.17%             1.17%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  1.16%             1.17%             1.17%             1.17%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                      1.43%             1.66%             1.98%             2.52%
Portfolio Turnover Rate***                                       92%               67%               85%              129%


                                                                 Janus Aspen
                                                              Balanced Portfolio
For a share outstanding during                               Retirement Shares(1)
each fiscal year or period ended July 31                  2000(3)             1999

--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      28.04      $      22.59
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .28               .46
  Net gain/(loss) on securities (both
   realized and unrealized)                                     (.52)             5.41
--------------------------------------------------------------------------------------
Total from Investment Operations                                (.24)             5.87
--------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                     (.33)             (.42)
  Distributions (from capital gains)*                          (2.33)               --
--------------------------------------------------------------------------------------
Total Distributions                                            (2.66)             (.42)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      25.14      $      28.04
--------------------------------------------------------------------------------------
Total Return**                                               (0.86)%            26.13%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $    140,179      $     53,598
Average Net Assets for the Period
 (in thousands)                                         $     96,509      $     28,498
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              1.17%             1.19%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  1.17%             1.19%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                      2.67%             2.36%
Portfolio Turnover Rate***                                       59%               92%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


                                         Janus Adviser Series  July 31, 2004  99

                                                                                  Janus Adviser
For a share outstanding during                                                    Worldwide Fund
each fiscal year or period ended July 31                    2004              2003              2002             2001(2)

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      23.43      $      23.20      $      31.27      $      43.67
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .06               .16               .05               .27
  Net gain/(loss) on securities (both
   realized and unrealized)                                     1.63               .16             (8.08)           (12.44)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.69               .32             (8.03)           (12.17)
--------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment
   income)*                                                     (.15)             (.09)             (.04)             (.23)
  Distributions (from capital gains)*                             --                --                --                --
  Redemption fees(4)                                              --                --               N/A               N/A
--------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                   (.15)             (.09)             (.04)             (.23)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      24.97      $      23.43      $      23.20      $      31.27
--------------------------------------------------------------------------------------------------------------------------
Total Return**                                                 7.20%             1.35%          (25.73)%          (27.93)%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $    709,102      $  1,124,330      $  1,059,083      $    949,967
Average Net Assets for the Period
 (in thousands)                                         $  1,033,359      $  1,070,521      $  1,072,786      $    696,848
Ratio of Gross Expenses to Average
 Net Assets***(5)                                              1.20%             1.20%             1.21%             1.20%
Ratio of Net Expenses to Average Net
 Assets***(5)                                                  1.20%             1.20%             1.20%             1.20%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                      0.23%             0.78%             0.27%             0.66%
Portfolio Turnover Rate***                                      153%               95%               76%               72%


                                                                 Janus Aspen
                                                          Worldwide Growth Portfolio
For a share outstanding during                               Retirement Shares(1)
each fiscal year or period ended July 31                   2000(3)            1999

--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      47.56      $      29.06
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .03              (.04)
  Net gain/(loss) on securities (both
   realized and unrealized)                                     (.26)            18.54
--------------------------------------------------------------------------------------
Total from Investment Operations                                (.23)            18.50
--------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment
   income)*                                                       --                --
  Distributions (from capital gains)*                          (3.66)               --
  Redemption fees(4)                                             N/A               N/A
--------------------------------------------------------------------------------------
Total Distributions and Other                                  (3.66)               --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      43.67      $      47.56
--------------------------------------------------------------------------------------
Total Return**                                               (0.42)%            63.66%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $    409,780      $    174,399
Average Net Assets for the Period
 (in thousands)                                         $    316,174      $     49,424
Ratio of Gross Expenses to Average
 Net Assets***(5)                                              1.20%             1.21%
Ratio of Net Expenses to Average Net
 Assets***(5)                                                  1.20%             1.21%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                         --            (0.34)%
Portfolio Turnover Rate***                                       47%               67%


                                                                                     Janus Adviser
For a share outstanding during                                                 International Growth Fund
each fiscal year or period ended July 31                    2004                2003(6)            2002             2001(2)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      19.87         $      19.50      $      25.79      $      36.85
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .18                  .18               .04               .21
  Net gain/(loss) on securities (both
   realized and unrealized)                                     3.93                  .26             (6.24)           (11.09)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                4.11                  .44             (6.20)           (10.88)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment
   income)*                                                     (.21)                (.08)             (.09)             (.09)
  Distributions (from capital gains)*                             --                   --                --              (.09)
  Redemption fees                                                .01                  .01               N/A               N/A
  Payment by affiliate                                            --(7)                --                --                --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                   (.20)                (.07)             (.09)             (.18)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      23.78         $      19.87      $      19.50      $      25.79
-----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                20.76%(8)             2.31%          (24.10)%          (29.62)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $    297,519         $    476,269      $    531,121      $    430,299
Average Net Assets for the Period
 (in thousands)                                         $    419,064         $    487,811      $    531,737      $    284,760
Ratio of Gross Expenses to Average
 Net Assets***(5)                                              1.24%                1.24%             1.25%             1.24%
Ratio of Net Expenses to Average Net
 Assets***(5)                                                  1.24%                1.24%             1.24%             1.24%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                      0.44%                0.86%             0.37%             0.95%
Portfolio Turnover Rate***                                       80%                 109%               72%               66%


                                                                 Janus Aspen
                                                        International Growth Portfolio
For a share outstanding during                               Retirement Shares(1)
each fiscal year or period ended July 31                   2000(3)            1999

--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      38.56      $      21.27
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .42                --
  Net gain/(loss) on securities (both
   realized and unrealized)                                     (.49)            17.30
--------------------------------------------------------------------------------------
Total from Investment Operations                                (.07)            17.30
--------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment
   income)*                                                     (.39)             (.01)
  Distributions (from capital gains)*                          (1.25)               --
  Redemption fees                                                N/A               N/A
  Payment by affiliate                                            --                --
--------------------------------------------------------------------------------------
Total Distributions and Other                                  (1.64)             (.01)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      36.85      $      38.56
--------------------------------------------------------------------------------------
Total Return**                                               (0.10)%            81.32%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $     48,003      $     16,986
Average Net Assets for the Period
 (in thousands)                                         $     33,338      $      3,738
Ratio of Gross Expenses to Average
 Net Assets***(5)                                              1.22%             1.25%
Ratio of Net Expenses to Average Net
 Assets***(5)                                                  1.22%             1.24%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                      2.58%           (0.29)%
Portfolio Turnover Rate***                                       52%               80%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4) Redemption fees aggregated less than $.01 on a per share basis for the fiscal years ended July 31, 2004 and July 31, 2003.
(5)  See Note 5 in Notes to Financial Statements.
(6) Certain prior year amounts have been reclassified to conform to current year presentation.
(7) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004.
(8) In 2004, Janus Capital fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.02%.

See Notes to Financial Statements.


100  Janus Adviser Series  July 31, 2004

                                                                                            Janus Adviser
For a share outstanding during                                                           Foreign Stock Fund(1)
each fiscal year or period ended July 31                               2004             2003             2002            2001(2)

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $       9.38     $       9.50     $       9.82     $      10.00
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                               --              .03               --              .01
  Net gain/(loss) on securities (both
   realized and unrealized)                                                2.57             (.15)            (.31)            (.19)
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           2.57             (.12)            (.31)            (.18)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                  (.03)              --             (.01)              --
  Distributions (from capital gains)*                                        --               --               --               --
  Redemption fees                                                            --(3)            --              N/A              N/A
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                              (.03)              --             (.01)              --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $      11.92     $       9.38     $       9.50     $       9.82
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           27.42%          (1.26)%          (3.24)%          (1.70)%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                           $      2,871     $      2,308     $      2,669     $      1,981
Average Net Assets for the Period (in thousands)                   $      2,714     $      2,158     $      2,426     $      1,974
Ratio of Gross Expenses to Average Net Assets***(4)                       1.75%            1.76%            1.75%            1.75%
Ratio of Net Expenses to Average Net Assets***(4)                         1.75%            1.75%            1.75%            1.75%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                               (0.33)%            0.31%          (0.24)%            0.50%
Portfolio Turnover Rate***                                                  23%              81%              59%               0%


                                                                            Janus Adviser
                                                                            Mid Cap Value
For a share outstanding during                                                  Fund
each fiscal year or period ended July 31                              2004                2003(5)

---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $      11.42         $      10.00
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                             .01                   --
  Net gain/(loss) on securities (both realized and unrealized)            2.71                 1.42
---------------------------------------------------------------------------------------------------
Total from Investment Operations                                          2.72                 1.42
---------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                 (.01)                  --
  Distributions (from capital gains)*                                     (.24)                  --
  Payment by affiliate                                                      --(6)                --
---------------------------------------------------------------------------------------------------
Total Distributions and Other                                             (.25)                  --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $      13.89         $      11.42
---------------------------------------------------------------------------------------------------
Total Return**                                                          23.93%(7)            14.20%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $     24,019         $      7,810
Average Net Assets for the Period (in thousands)                  $     14,917         $      2,850
Ratio of Gross Expenses to Average Net Assets***(4)                     1.36%                1.76%
Ratio of Net Expenses to Average Net Assets***(4)                       1.36%                1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           0.15%              (0.38)%
Portfolio Turnover Rate***                                                 63%                 157%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Formerly named Janus Adviser International Value Fund.
(2)  Period from May 1, 2001 (inception date) to July 31, 2001.
(3) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004.
(4)  See Note 5 in Notes to Financial Statements.
(5)  Period from December 31, 2002 (inception date) to July 31, 2003.
(6) Payment by affiliate aggregate less than $.01 on a per share basis for the fiscal year ended July 31, 2004.
(7) In 2004, Janus Capital fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.03%.

See Notes to Financial Statements.


                                        Janus Adviser Series  July 31, 2004  101

                                                                                                         Berger
                                                                                   |     Berger         Small Cap         Berger
For a share outstanding during the                          Janus Adviser          |   Small Cap      Value Fund II-    Small Cap
fiscal year ended July 31, 2004,                            Small Company          | Value Fund II-   Institutional   Value Fund II-
through the period ended July 31, 2003 and                 Value Fund(1)(2)        |Investor Shares       Shares      Service Shares
through the fiscal period ended September 30, 2002        2004           2003(3)   |      2002(4)         2002(4)         2002(4)

-----------------------------------------------------------------------------------|----------------------------------------------
Net Asset Value, Beginning of Period                  $    10.57      $     8.26   |    $    10.00      $    10.00      $    10.00
-----------------------------------------------------------------------------------|----------------------------------------------
Income from Investment Operations:                                                 |
  Net investment income/(loss)                                --              --   |         (1.74)          (1.74)          (1.76)
  Net gain/(loss) on securities (both                                              |
   realized and unrealized)                                 1.87            2.31   |            --              --              --
-----------------------------------------------------------------------------------|----------------------------------------------
Total from Investment Operations                            1.87            2.31   |         (1.74)          (1.74)          (1.76)
-----------------------------------------------------------------------------------|----------------------------------------------
Less Distributions:                                                                |
  Dividends (from net investment income)*                     --              --   |            --              --              --
  Distributions (from capital gains)*                       (.15)             --   |            --              --              --
-----------------------------------------------------------------------------------|----------------------------------------------
Total Distributions                                         (.15)             --   |            --              --              --
-----------------------------------------------------------------------------------|----------------------------------------------
Net Asset Value, End of Period                        $    12.29      $    10.57   |    $     8.26      $     8.26      $     8.24
-----------------------------------------------------------------------------------|----------------------------------------------
Total Return**                                            17.75%          27.97%   |      (17.40)%        (17.40)%        (17.60)%
-----------------------------------------------------------------------------------|----------------------------------------------
Net Assets, End of Period (in                                                      |
 thousands)                                           $   14,889      $   13,068   |    $    4,921      $    1,879      $      359
Average Net Assets for the Period                                                  |
 (in thousands)                                       $   14,438      $    9,399   |           N/A             N/A             N/A
Ratio of Gross Expenses to Average                                                 |
 Net Assets***(5)(6)                                       1.75%           1.75%   |         3.37%           2.49%           4.66%
Ratio of Net Expenses to Average Net                                               |
 Assets***(5)(6)                                           1.75%           1.75%   |         2.96%           2.49%           3.18%
Ratio of Net Investment Income/(Loss)                                              |
 to Average Net Assets***                                (0.19)%         (0.81)%   |       (1.11)%         (0.68)%         (1.28)%
Portfolio Turnover Rate***                                   67%             45%   |           11%             11%             11%


                                                                    Janus Adviser             |        Janus Adviser
                                                                 Risk-Managed Growth          |      Risk-Managed Core
For a share outstanding during                                         Fund(7)                |           Fund(8)
the fiscal year or period ended July 31                         2004            2003(9)       |    2004            2003(9)

----------------------------------------------------------------------------------------------|-----------------------------
Net Asset Value, Beginning of Period                        $      11.13     $      10.00     |$      10.89     $      10.00
----------------------------------------------------------------------------------------------|-----------------------------
Income from Investment Operations:                                                            |
  Net investment income/(loss)                                        --              .01     |         .03              .01
  Net gain/(loss) on securities (both                                                         |
   realized and unrealized)                                         1.41             1.12     |        1.96              .88
----------------------------------------------------------------------------------------------|-----------------------------
Total from Investment Operations                                    1.41             1.13     |        1.99              .89
----------------------------------------------------------------------------------------------|-----------------------------
Less Distributions and Other:                                                                 |
  Dividends (from net investment                                                              |
   income)*                                                           --               --     |          --               --
  Distributions (from capital gains)*                               (.30)              --     |        (.20)              --
  Redemption fees                                                     --(10)           --(11) |          --(10)           --
  Payment by affiliate                                                --(12)           --     |         .04               --
----------------------------------------------------------------------------------------------|-----------------------------
Total Distributions and Other                                       (.30)              --     |        (.16)              --
----------------------------------------------------------------------------------------------|-----------------------------
Net Asset Value, End of Period                              $      12.24     $      11.13     |$      12.72     $      10.89
----------------------------------------------------------------------------------------------|-----------------------------
Total Return**                                                    12.77%(13)       11.30%     |      18.77%(13)        8.90%
----------------------------------------------------------------------------------------------|-----------------------------
Net Assets, End of Period (in                                                                 |
 thousands)                                                 $     46,376     $     33,960     |$      7,338     $      7,135
Average Net Assets for the Period                                                             |
 (in thousands)                                             $     40,172     $      8,949     |$      7,111     $      4,192
Ratio of Gross Expenses to Average                                                            |
 Net Assets***(5)                                                  1.39%            1.75%     |       1.39%            1.75%
Ratio of Net Expenses to Average Net                                                          |
 Assets***(5)                                                      1.39%            1.75%     |       1.39%            1.75%
Ratio of Net Investment Income/(Loss)                                                         |
 to Average Net Assets***                                        (0.57)%          (1.00)%     |     (0.03)%          (0.25)%
Portfolio Turnover Rate***                                           92%              62%     |         74%              64%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(2)  Formerly named Janus Adviser Small Cap Value Fund.
(3)  For the ten month fiscal period ended July 31, 2003.
(4)  Period from March 28, 2002 (inception date) to September 30, 2002.
(5)  See Note 5 in Notes to Financial Statements.
(6) Certain prior year amounts have been reclassified to conform to current year presentation.
(7)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(8)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.
(9)  Period from January 2, 2003 (inception date) to July 31, 2003.
(10) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004.
(11) Redemption fees aggregated less than $.01 on a per share basis for the fiscal period ended July 31, 2003.
(12) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004.
(13) In 2004, Janus Capital fully reimbursed Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund, for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.01% and 0.41%, respectively.

See Notes to Financial Statements.


102  Janus Adviser Series  July 31, 2004

                                                                                   Janus Adviser
                                                                                  Flexible Income
For a share outstanding during                                                         Fund
the fiscal year or period ended July 31                     2004              2003              2002            2001(2)

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      12.45      $      11.97      $      11.91      $      11.42
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .53               .47               .55               .66
  Net gain/(loss) on securities (both
   realized and unrealized)                                      .02               .47               .09               .49
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 .55               .94               .64              1.15
--------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                     (.48)             (.46)             (.55)             (.66)
  Distributions (from capital gains)*                           (.18)               --              (.03)               --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (.66)             (.46)             (.58)             (.66)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      12.34      $      12.45      $      11.97      $      11.91
--------------------------------------------------------------------------------------------------------------------------
Total Return**                                                 4.43%             7.94%             5.53%            10.34%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $     70,306      $    101,137      $     50,501      $      6,159
Average Net Assets for the Period
 (in thousands)                                         $     86,194      $     79,345      $     32,199      $      2,710
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              1.19%             1.21%             1.21%             1.20%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  1.19%             1.20%             1.20%             1.20%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                      3.80%             3.68%             4.60%             5.47%
Portfolio Turnover Rate***                                      160%              168%              382%              413%


                                                                 Janus Aspen
                                                          Flexible Income Portfolio
For a share outstanding during                              Retirement Shares(1)
the fiscal year or period ended July 31                    2000(3)            1999

--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $      11.72      $      12.05
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .47               .37
  Net gain/(loss) on securities (both
   realized and unrealized)                                     (.31)             (.27)
--------------------------------------------------------------------------------------
Total from Investment Operations                                 .16               .10
--------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                     (.46)             (.36)
  Distributions (from capital gains)*                             --              (.07)
--------------------------------------------------------------------------------------
Total Distributions                                             (.46)             (.43)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $      11.42      $      11.72
--------------------------------------------------------------------------------------
Total Return**                                                 1.37%             0.90%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $        810      $        842
Average Net Assets for the Period
 (in thousands)                                         $        817      $        250
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              1.28%             1.20%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  1.28%             1.20%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                      6.74%             6.80%
Portfolio Turnover Rate***                                      183%              116%

                                                                                  Janus Adviser
                                                                                   Money Market
For a share outstanding during                                                         Fund
the fiscal year or period ended July 31                     2004              2003              2002             2001(2)

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $       1.00     $       1.00      $       1.00      $       1.00
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    --(5)           .01               .02               .05
  Net gain/(loss) on securities (both
   realized and unrealized)                                       --               --                --                --
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  --              .01               .02               .05
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                       --(5)          (.01)             (.02)             (.05)
  Distributions (from capital gains)*                             --               --                --                --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --             (.01)             (.02)             (.05)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $       1.00     $       1.00      $       1.00      $       1.00
-------------------------------------------------------------------------------------------------------------------------
Total Return**                                                 0.37%            0.68%             1.59%             4.99%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $     16,523     $     20,384      $     22,646      $     15,765
Average Net Assets for the Period
 (in thousands)                                         $     17,671     $     23,394      $     22,544      $     10,244
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              0.86%            0.86%             0.86%             0.86%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  0.86%            0.86%             0.86%             0.86%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                      0.37%            0.68%             1.50%             4.68%

                                                                 Janus Aspen
                                                            Money Market Portfolio
For a share outstanding during                               Retirement Shares(1)
the fiscal year or period ended July 31                    2000(3)           1999

--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $       1.00      $       1.00
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   .03               .04
  Net gain/(loss) on securities (both
   realized and unrealized)                                       --                --
--------------------------------------------------------------------------------------
Total from Investment Operations                                 .03               .04
--------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment
   income)*                                                     (.03)             (.04)
  Distributions (from capital gains)*                             --                --
--------------------------------------------------------------------------------------
Total Distributions                                             (.03)             (.04)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $       1.00      $       1.00
--------------------------------------------------------------------------------------
Total Return**                                                 3.17%             4.45%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in
 thousands)                                             $      6,684      $      1,153
Average Net Assets for the Period
 (in thousands)                                         $      4,775      $        150
Ratio of Gross Expenses to Average
 Net Assets***(4)                                              0.90%             0.86%
Ratio of Net Expenses to Average Net
 Assets***(4)                                                  0.90%             0.86%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                      5.57%             5.18%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.
(4)  See Note 5 in Notes to Financial Statements.
(5) Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004.

See Notes to Financial Statements.


                                        Janus Adviser Series  July 31, 2004  103

Financial Highlights - C Shares

                                                                           Janus Adviser          |           Janus Adviser
                                                                              Growth              |       Capital Appreciation
For a share outstanding during                                                 Fund               |               Fund
the fiscal year or period ended July 31                                2004            2003(1)    |       2004            2003(1)

--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, Beginning of Period                               $      17.68     $      15.28  |   $      19.69     $      18.00
--------------------------------------------------------------------------------------------------|--------------------------------
Income from Investment Operations:                                                                |
  Net investment income/(loss)                                             (.11)            (.01) |           (.16)            (.06)
  Net gain/(loss) on securities (both                                                             |
   realized and unrealized)                                                1.65             2.41  |           1.68             1.75
--------------------------------------------------------------------------------------------------|-------------------------------
Total from Investment Operations                                           1.54             2.40  |           1.52             1.69
--------------------------------------------------------------------------------------------------|--------------------------------
Less Distributions:                                                                               |
  Dividends (from net investment income)*                                    --               --  |             --               --
  Distributions (from capital gains)*                                        --               --  |             --               --
  Payment by affiliate                                                       --(2)            --  |             --               --
--------------------------------------------------------------------------------------------------|--------------------------------
Total Distributions                                                          --               --  |             --               --
--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, End of Period                                     $      19.22     $      17.68  |   $      21.21     $      19.69
--------------------------------------------------------------------------------------------------|--------------------------------
Total Return**                                                            8.71%(3)        15.84%  |          7.72%            9.39%
--------------------------------------------------------------------------------------------------|--------------------------------
Net Assets, End of Period (in thousands)                           $      2,498     $      2,880  |   $     15,818     $     20,993
Average Net Assets for the Period (in thousands)                   $      2,859     $      1,567  |   $     19,307     $     13,963
Ratio of Gross Expenses to Average Net Assets*** (4)                      1.67%            1.67%  |          1.67%            1.68%
Ratio of Net Expenses to Average Net Assets*** (4)                        1.67%            1.67%  |          1.67%            1.68%
Ratio of Net Investment Income/(Loss)                                                             |
 to Average Net Assets***                                               (0.89)%          (0.85)%  |        (0.76)%          (0.71)%
Portfolio Turnover Rate***                                                  27%              43%  |            38%              41%

                                                                          Janus Adviser           |            Janus Adviser
                                                                          Mid Cap Growth          |          Growth and Income
For a share outstanding during                                                 Fund               |               Fund
the fiscal year or period ended July 31                                2004            2003(1)    |       2004            2003(1)

--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, Beginning of Period                               $      18.42     $      15.27  |   $      13.39     $    11.57
--------------------------------------------------------------------------------------------------|--------------------------------
Income from Investment Operations:                                                                |
  Net investment income/(loss)                                              .14             (.02) |           (.08)          (.01)
  Net gain/(loss) on securities (both                                                             |
   realized and unrealized)                                                2.50             3.17  |           1.18           1.83
--------------------------------------------------------------------------------------------------|--------------------------------
Total from Investment Operations                                           2.64             3.15  |           1.10           1.82
--------------------------------------------------------------------------------------------------|--------------------------------
Less Distributions:                                                                               |
  Dividends (from net investment income)*                                    --               --  |             --(5)          --(5)
  Distributions (from capital gains)*                                        --               --  |             --             --
--------------------------------------------------------------------------------------------------|--------------------------------
Total Distributions                                                          --               --  |             --             --
--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, End of Period                                     $      21.06     $      18.42  |   $      14.49     $    13.39
--------------------------------------------------------------------------------------------------|--------------------------------
Total Return**                                                           14.33%           20.63%  |          8.22%         15.74%
--------------------------------------------------------------------------------------------------|--------------------------------
Net Assets, End of Period (in thousands)                           $      1,932     $        530  |   $     11,753     $   12,805
Average Net Assets for the Period (in thousands)                   $      1,439     $        350  |   $     13,658     $    6,061
Ratio of Gross Expenses to Average Net Assets***(4)                       1.66%            1.66%  |          1.72%          1.73%
Ratio of Net Expenses to Average Net Assets***(4)                         1.66%            1.66%  |          1.72%          1.73%
Ratio of Net Investment Income/(Loss)                                                             |
 to Average Net Assets***                                               (1.12)%          (1.07)%  |        (0.53)%        (0.18)%
Portfolio Turnover Rate***                                                  30%              43%  |            46%            37%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Period from September 30, 2002 (inception date) to July 31, 2003.
(2) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004.
(3) In 2004, Janus Capital fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.01%.
(4)  See Note 5 in Notes to Financial Statements.
(5) Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004 and July 31, 2003.

See Notes to Financial Statements.


104  Janus Adviser Series  July 31, 2004

                                                                           Janus Adviser          |          Janus Adviser
                                                                            Core Equity           |             Balanced
For a share outstanding during                                                 Fund               |               Fund
the fiscal year or period ended July 31                                2004            2003(1)    |       2004            2003(1)

--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, Beginning of Period                               $      14.74     $      12.96  |   $      22.18     $      20.88
--------------------------------------------------------------------------------------------------|--------------------------------
Income from Investment Operations:                                                                |
  Net investment income/(loss)                                             (.08)            (.03) |            .25              .15
  Net gain/(loss) on securities (both                                                             |
   realized and unrealized)                                                2.03             1.81  |           1.48             1.28
--------------------------------------------------------------------------------------------------|--------------------------------
Total from Investment Operations                                           1.95             1.78  |           1.73             1.43
--------------------------------------------------------------------------------------------------|--------------------------------
Less Distributions:                                                                               |
  Dividends (from net investment income)*                                    --               --  |           (.19)            (.13)
  Distributions (from capital gains)*                                        --               --  |             --               --
--------------------------------------------------------------------------------------------------|--------------------------------
Total Distributions                                                          --               --  |           (.19)            (.13)
--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, End of Period                                     $      16.69     $      14.74  |   $      23.72     $      22.18
--------------------------------------------------------------------------------------------------|--------------------------------
Total Return**                                                           13.23%           13.73%  |          7.79%            6.92%
--------------------------------------------------------------------------------------------------|--------------------------------
Net Assets, End of Period (in thousands)                           $      9,252     $     10,261  |   $     20,822     $     31,430
Average Net Assets for the Period (in thousands)                   $     10,439     $      6,671  |   $     26,404     $     19,574
Ratio of Gross Expenses to Average Net Assets***(2)                       1.75%            2.10%  |          1.66%            1.67%
Ratio of Net Expenses to Average Net Assets***(2)                         1.75%            2.09%  |          1.66%            1.67%
Ratio of Net Investment Income/(Loss)                                                             |
 to Average Net Assets***                                               (0.61)%          (0.70)%  |          0.92%            1.06%
Portfolio Turnover Rate***                                                  63%              71%  |            92%              67%

                                                                           Janus Adviser          |           Janus Adviser
                                                                             Worldwide            |       International Growth
For a share outstanding during                                                 Fund               |               Fund
the fiscal year or period ended July 31                                2004            2003(1)    |       2004            2003(1)

--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, Beginning of Period                               $      23.79     $      21.37  |   $      20.23     $      17.92
--------------------------------------------------------------------------------------------------|--------------------------------
Income from Investment Operations:                                                                |
  Net investment income/(loss)                                             (.10)             .09  |            .01              .06
  Net gain/(loss) on securities (both                                                             |
   realized and unrealized)                                                1.69             2.33  |           4.19             2.25
--------------------------------------------------------------------------------------------------|--------------------------------
Total from Investment Operations                                           1.59             2.42  |           4.20             2.31
--------------------------------------------------------------------------------------------------|--------------------------------
Less Distributions and Other:                                                                     |
  Dividends (from net investment income)*                                  (.07)              --  |           (.13)              --
  Distributions (from capital gains)*                                        --               --  |             --               --
  Payment by affiliate                                                       --               --  |             --(3)            --
--------------------------------------------------------------------------------------------------|--------------------------------
Total Distributions and Other                                              (.07)              --  |           (.13)              --
--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, End of Period                                     $      25.31     $      23.79  |   $      24.30     $      20.23
--------------------------------------------------------------------------------------------------|--------------------------------
Total Return**                                                            6.68%           11.32%  |         20.75%(4)        12.89%
--------------------------------------------------------------------------------------------------|--------------------------------
Net Assets, End of Period (in thousands)                           $        806     $        832  |   $      1,975     $      1,375
Average Net Assets for the Period (in thousands)                   $        894     $        708  |   $      1,839     $      1,314
Ratio of Gross Expenses to Average Net Assets***(2)                       1.70%            1.70%  |          1.74%            1.74%
Ratio of Net Expenses to Average Net Assets***(2)                         1.70%            1.70%  |          1.74%            1.74%
Ratio of Net Investment Income/(Loss)                                                             |
 to Average Net Assets***                                               (0.23)%            0.55%  |          0.08%            0.39%
Portfolio Turnover Rate***                                                 153%              95%  |            80%             109%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Period from September 30, 2002 (inception date) to July 31, 2003.
(2)  See Note 5 in Notes to Financial Statements.
(3) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004.
(4) In 2004, Janus Capital fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.01%.

See Notes to Financial Statements.


                                        Janus Adviser Series  July 31, 2004  105

                                                                            Janus Adviser
                                                                            Foreign Stock
For a share outstanding during                                                 Fund(1)
the fiscal year or period ended July 31                               2004                2003(2)

---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $       9.51         $       8.59
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            (.06)                 .01
  Net gain/(loss) on securities (both realized and unrealized)            2.60                  .91
---------------------------------------------------------------------------------------------------
Total from Investment Operations                                          2.54                  .92
---------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                 (.02)                  --
  Distributions (from capital gains)*                                       --                   --
---------------------------------------------------------------------------------------------------
Total Distributions                                                       (.02)                  --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $      12.03         $       9.51
---------------------------------------------------------------------------------------------------
Total Return**                                                          26.76%               10.71%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $         79         $         62
Average Net Assets for the Period (in thousands)                  $         74         $         30
Ratio of Gross Expenses to Average Net Assets***(3)                      2.25%                2.26%
Ratio of Net Expenses to Average Net Assets***(3)                        2.25%                2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.82)%                0.22%
Portfolio Turnover Rate***                                                 23%                  81%

                                                                           Janus Adviser          |           Janus Adviser
                                                                           Mid Cap Value          |           Small Company
For a share outstanding during                                                 Fund               |           Value Fund(4)
the fiscal year or period ended July 31                                2004            2003(5)    |       2004            2003(6)

--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, Beginning of Period                               $      11.39     $      10.00  |   $      10.56     $       8.89
--------------------------------------------------------------------------------------------------|--------------------------------
Income from Investment Operations:                                                                |
  Net investment income/(loss)                                             (.01)            (.02) |           (.03)             .01
  Net gain/(loss) on securities (both                                                             |
   realized and unrealized)                                                2.67             1.41  |           1.79             1.66
--------------------------------------------------------------------------------------------------|--------------------------------
Total from Investment Operations                                           2.66             1.39  |           1.76             1.67
--------------------------------------------------------------------------------------------------|--------------------------------
Less Distributions and Other:                                                                     |
  Dividends (from net investment income)*                                    --               --  |             --               --
  Distributions (from capital gains)*                                      (.24)              --  |           (.15)              --
  Payment by affiliate                                                      .01               --  |            .04               --
--------------------------------------------------------------------------------------------------|--------------------------------
Total Distributions and Other                                              (.23)              --  |           (.11)              --
--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, End of Period                                     $      13.82     $      11.39  |   $      12.21     $      10.56
--------------------------------------------------------------------------------------------------|--------------------------------
Total Return**                                                           23.59%(7)        13.90%  |         17.10%(7)        18.79%
--------------------------------------------------------------------------------------------------|--------------------------------
Net Assets, End of Period (in thousands)                           $      1,868     $        608  |   $        357     $         18
Average Net Assets for the Period (in thousands)                   $        817     $        313  |   $        191     $         12
Ratio of Gross Expenses to Average Net Assets***(3)                       1.86%            2.26%  |          2.25%            2.25%
Ratio of Net Expenses to Average Net Assets***(3)                         1.86%            2.25%  |          2.25%            2.25%
Ratio of Net Investment Income/(Loss)                                                             |
 to Average Net Assets***                                               (0.38)%          (0.91)%  |        (0.74)%          (2.30)%
Portfolio Turnover Rate***                                                  63%             157%  |            67%              45%

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Formerly named Janus Adviser International Value Fund.
(2)  Period from September 30, 2002 (inception date) to July 31, 2003.
(3)  See Note 5 in Notes to Financial Statements.
(4)  Formerly named Janus Adviser Small Cap Value Fund.
(5)  Period from December 31, 2002 (inception date) to July 31, 2003.
(6)  Period from April 22, 2003 (inception date) to July 31, 2003.
(7) In 2004, Janus Capital fully reimbursed Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.03% and 0.41%, respectively.

See Notes to Financial Statements.


106  Janus Adviser Series  July 31, 2004

                                                                           Janus Adviser          |           Janus Adviser
                                                                        Risk-Managed Growth       |        Risk-Managed Core
For a share outstanding during                                                Fund(1)             |              Fund(2)
the fiscal year or period ended July 31                                2004            2003(3)    |       2004            2003(3)

--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, Beginning of Period                               $      11.10     $      10.00  |   $      10.86     $      10.00
--------------------------------------------------------------------------------------------------|--------------------------------
Income from Investment Operations:                                                                |
  Net investment income/(loss)                                             (.06)            (.05) |           (.04)            (.02)
  Net gain/(loss) on securities (both                                                             |
   realized and unrealized)                                                1.40             1.15  |           2.00              .88
--------------------------------------------------------------------------------------------------|--------------------------------
Total from Investment Operations                                           1.34             1.10  |           1.96              .86
--------------------------------------------------------------------------------------------------|--------------------------------
Less Distributions and Other:                                                                     |
  Dividends (from net investment                                                                  |
   income)*                                                                  --               --  |             --               --
  Distributions (from capital gains)*                                      (.30)              --  |           (.20)              --
  Payment by affiliate                                                       --(4)            --  |             --               --
--------------------------------------------------------------------------------------------------|--------------------------------
Total Distributions and Other                                              (.30)              --  |           (.20)              --
--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, End of Period                                     $      12.14     $      11.10  |   $      12.62     $      10.86
--------------------------------------------------------------------------------------------------|--------------------------------
Total Return**                                                           12.16%(5)        11.00%  |         18.18%            8.60%
--------------------------------------------------------------------------------------------------|--------------------------------
Net Assets, End of Period (in                                                                     |
 thousands)                                                        $      5,016     $      4,645  |   $      4,920     $      4,423
Average Net Assets for the Period                                                                 |
 (in thousands)                                                    $      4,804     $      3,874  |   $      4,746     $      3,838
Ratio of Gross Expenses to Average                                                                |
 Net Assets***(6)                                                         1.89%            2.25%  |          1.89%            2.25%
Ratio of Net Expenses to Average Net                                                              |
 Assets***(6)                                                             1.89%            2.25%  |          1.89%            2.25%
Ratio of Net Investment Income/(Loss)                                                             |
 to Average Net Assets***                                               (1.06)%          (1.41)%  |        (0.53)%          (0.71)%
Portfolio Turnover Rate***                                                  92%              62%  |            74%              64%

                                                                           Janus Adviser          |           Janus Adviser
                                                                          Flexible Income         |            Money Market
For a share outstanding during                                                 Fund               |               Fund
the fiscal year or period ended July 31                                2004            2003(7)    |       2004            2003(7)

--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, Beginning of Period                               $      12.41     $      12.38  |   $       1.00     $       1.00
--------------------------------------------------------------------------------------------------|--------------------------------
Income from Investment Operations:                                                                |
  Net investment income/(loss)                                              .47              .34  |            .01              .01
  Net gain/(loss) on securities (both                                                             |
   realized and unrealized)                                                 .02              .02  |             --               --
--------------------------------------------------------------------------------------------------|--------------------------------
Total from Investment Operations                                            .49              .36  |            .01              .01
--------------------------------------------------------------------------------------------------|--------------------------------
Less Distributions:                                                                               |
  Dividends (from net investment                                                                  |
   income)*                                                                (.42)            (.33) |           (.01)            (.01)
  Distributions (from capital gains)*                                      (.18)              --  |             --               --
--------------------------------------------------------------------------------------------------|--------------------------------
Total Distributions                                                        (.60)            (.33) |           (.01)            (.01)
--------------------------------------------------------------------------------------------------|--------------------------------
Net Asset Value, End of Period                                     $      12.30     $      12.41  |   $       1.00     $       1.00
--------------------------------------------------------------------------------------------------|--------------------------------
Total Return**                                                            3.91%            2.92%  |          0.62%            0.70%
--------------------------------------------------------------------------------------------------|--------------------------------
Net Assets, End of Period (in                                                                     |
 thousands)                                                        $      9,798     $     20,294  |   $         37     $        173
Average Net Assets for the Period                                                                 |
 (in thousands)                                                    $     14,662     $     10,230  |   $         67     $        464
Ratio of Gross Expenses to Average                                                                |
 Net Assets***(6)                                                         1.69%            1.71%  |          0.61%            0.61%
Ratio of Net Expenses to Average Net                                                              |
 Assets***(6)                                                             1.69%            1.70%  |          0.61%            0.61%
Ratio of Net Investment Income/(Loss)                                                             |
 to Average Net Assets***                                                 3.29%            3.05%  |          0.59%            0.84%
Portfolio Turnover Rate***                                                 160%             168%  |

    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(2)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.
(3)  Period from January 2, 2003 (inception date) to July 31, 2003.
(4) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004.
(5) In 2004, Janus Capital fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.02%.
(6)  See Note 5 in Notes to Financial Statements.
(7)  Period from September 30, 2002 (inception date) to July 31, 2003.

See Notes to Financial Statements.


                                        Janus Adviser Series  July 31, 2004  107

Notes to Schedules of Investments

Balanced Index               The Balanced Index is a hypothetical combination of
                             unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers
Government/Credit Index      Is composed of all bonds that are investment grade
                             with at least one year until maturity.

Morgan Stanley Capital
International EAFE(R) Index  Is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

Morgan Stanley Capital
International
World Index(SM)              Is a market capitalization weighted index composed
                             of companies representative of the market structure of 23 Developed Market countries in North America,
                             Europe and the Asia/Pacific Region.

Russell 1000 Growth Index    Measures the performance of those Russell 1000
                             companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index     Measures the performance of those Russell 2000
                             companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index  Consists of stocks from the Russell MidCap Index with a greater-than-average growth orientation. The Russell MidCap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.

Russell Midcap Value Index   Measures the performance of those Russell MidCap
                             companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500(R) Index             The Standard & Poor's Composite Index of 500
                             stocks, a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index         Is an unmanaged group of 400 domestic stocks
                             chosen for their market size, liquidity and industry group representation.

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                          American Depositary Receipt

GDR                          Global Depositary Receipt

New York Shares              Securities of foreign companies trading on the
                             New York Stock Exchange.

NVDR                         Non-Voting Depositary Receipt

PLC                          Public Limited Company

REIT                         Real Estate Investment Trust

SDR                          Swedish Depositary Receipt


108  Janus Adviser Series  July 31, 2004

       *Non-income-producing security.

      **A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

(omega) Rate is subject to change. Rate shown reflects current rate.

(beta)  Security is illiquid.

(pi)    Security is a U.S. Treasury Inflation-Protected Security (TIPS).

# Loaned security, a portion or all of the security is on loan at July 31, 2004.

+ The security is purchased with the cash collateral received from securities on loan (Note 1).

(sigma) Security is fair valued.

ss.     Schedule of Restricted and Illiquid Securities
                                                                                                                     Value as
                                                    Acquisition            Acquisition                                 % of
                                                       Date                   Cost                  Value           Net Assets
------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Flexible Income Fund
Allegheny Energy Supply Company LLC, 8.25%
 bonds, due 4/15/12 (144A)                        3/12/04-5/11/04           $446,558               $452,250            0.6%
------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Balanced Fund
Ono Finance PLC - expires 5/31/09 (144A)              10/27/99                    --                      2            0.0%
------------------------------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of July 31, 2004. The issuer incurs all registration costs.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of July 31, 2004.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


                                        Janus Adviser Series  July 31, 2004  109

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund (formerly Janus Adviser International Value Fund), Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, (formerly Janus Adviser Small Cap Value Fund), Janus Adviser Risk-Managed Growth Fund (formerly Janus Adviser Risk-Managed Large Cap Growth Fund), Janus Adviser Risk-Managed Core Fund (formerly Janus Adviser Risk-Managed Large Cap Core Fund), Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund (collectively the "Funds" and individually the "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust") which was organized as a Delaware Trust (now called a Delaware statutory trust) on March 24, 2000, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers fifteen funds or series of shares with differing investment objectives and policies.

Thirteen Funds invest primarily in equity securities: Janus Adviser Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Janus Adviser Flexible Income Fund invests primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each of the Funds is classified as diversified as defined in the 1940 Act, with the exception of Janus Adviser Capital Appreciation Fund, and Janus Adviser Foreign Stock Fund, which are nondiversified.

The Trust commenced investment operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The following funds commenced operations after the reorganization: Janus Adviser Foreign Stock Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund.

Effective September 30, 2002 the initial class of shares was designated as I Shares and a second class of shares, C Shares was added. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class C Shares have a minimum initial investment requirement. Certain financial intermediaries may offer only one class of shares.

Janus Capital Management LLC ("Janus Capital") invested $2,000,000 of initial seed capital in Janus Adviser Foreign Stock Fund on May 1, 2001. As of July 31, 2004, $10,000 of Janus Capital's initial investment in the Janus Adviser Foreign Stock Fund remains in the Fund. Perkins, Wolf, McDonnell and Company LLC ("Perkins"), subadviser of Janus Adviser Mid Cap Value Fund, invested initial capital in the amount of $250,000 for each class of shares of the Fund on December 31, 2002. Janus Capital invested initial capital in the amount of $10,000 for each class of shares of Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund on December 31, 2002. Janus Capital invested additional seed capital in the amount of $3,740,000 for each class of shares for Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund on January 2, 2003. Janus Capital invested initial capital in the amount of $10,000 for Class C Shares of Janus Adviser Small Company Value Fund on April 21, 2003. Janus Capital made a seed capital contribution in the amount of $2,075,000 in Janus Adviser Risk-Managed Core Fund - I Shares on September 9, 2003.

On April 21, 2003, Berger Small Cap Value Fund II participated in a tax-free reorganization with Janus Adviser Small Company Value Fund. The plan of reorganization provided for the transfer of assets and liabilities of Berger Small Cap Value Fund II to Janus Adviser Small Company Value Fund - I Shares. Janus Adviser Small Company Value Fund - I Shares was created to serve as a "shell" for the transfer of net assets of Berger Small Cap Value Fund II. Janus Adviser Small Company Value Fund - C Shares commenced operations on April 22, 2003. For accounting purposes, Berger Small Cap Value Fund II is considered the surviving entity, and the financial highlights shown for periods prior to July 31, 2003 are the financial highlights of the Berger Small Cap Value Fund II. Subsequent to the reorganization Berger Small Cap Value Fund II changed its fiscal year end from September 30 to July 31. As a result, the financial statements reflect a ten month fiscal period for the period ended July 31, 2003.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.


110  Janus Adviser Series  July 31, 2004

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days and all money market securities in the Janus Adviser Money Market Fund are valued at amortized cost, which approximates market value. Currently, foreign securities and currencies are converted to U.S. dollars using the applicable rate in effect as of 1:00 p.m. (New York time). It is anticipated that sometime during the fourth calendar quarter, the conversion to U.S. dollars will use the applicable rate in effect as of the close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, however, the Funds will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of July 31, 2004, the following Funds had on loan securities as indicated:

                                                                      Value at
Fund                                                               July 31, 2004
--------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund                                           $  7,761,742
Janus Adviser Capital Appreciation Fund                                6,847,979
Janus Adviser Mid Cap Growth Fund                                     10,194,509
Janus Adviser Growth and Income Fund                                   9,807,040
Janus Adviser Balanced Fund                                           26,874,582

International & Global
Janus Adviser Worldwide Fund                                          71,451,420
Janus Adviser International Growth Fund                               14,617,088

Value
Janus Adviser Mid Cap Value Fund                                         598,997

Fixed-Income
Janus Adviser Flexible Income Fund                                    19,653,177
--------------------------------------------------------------------------------

As of July 31, 2004, the following Funds received cash collateral in accordance with securities lending activity as indicated:

                                                              Cash Collateral at
Fund                                                             July 31, 2004
--------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund                                           $  7,934,088
Janus Adviser Capital Appreciation Fund                                6,995,783
Janus Adviser Mid Cap Growth Fund                                     10,429,795
Janus Adviser Growth and Income Fund                                  10,056,562
Janus Adviser Balanced Fund                                           27,445,408

International & Global
Janus Adviser Worldwide Fund                                          73,308,223
Janus Adviser International Growth Fund                               15,155,713

Value
Janus Adviser Mid Cap Value Fund                                         614,167

Fixed-Income
Janus Adviser Flexible Income Fund                                    20,051,933
--------------------------------------------------------------------------------


                                        Janus Adviser Series  July 31, 2004  111

As of July 31, 2004, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio except for the Janus Adviser Growth and Income Fund, which invested $1,613,561 of the cash collateral received in a letter of credit.

During the fiscal year ended July 31, 2004, there were no such securities lending agreements for Janus Adviser Core Equity Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Small Company Value Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund and Janus Adviser Money Market Fund. The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

During the fiscal year ended July 31, 2004, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund and Janus Adviser Flexible Income Fund borrowed cash at a weighted average rate ranging from 1.269% to 1.34% and interest expense amounted to $46, $566 and $874, respectively. Interest expense is included on the Statement of Operations. As of July 31, 2004, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Gains and losses are reported on the Statement of Operations. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Funds' custodian.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.


112  Janus Adviser Series  July 31, 2004

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk

A portion of the Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. Dividends are declared daily and distributed monthly for both Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund. The remaining eleven Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-1068 (toll free); (ii) on the fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (i) on the SEC's website at http://www.sec.gov; (ii) at the SEC's Public Reference Room and (iii) on the Fund's website at www.janus.com.


                                        Janus Adviser Series  July 31, 2004  113

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER
   TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown below for each Fund.

Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of each Fund's advisory fee as indicated in the table below.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee.

Perkins serves as subadviser to Janus Adviser Mid Cap Value Fund. As compensation for its services, the Fund pays Perkins a fee equal to 50% of the advisory fee payable to Janus Capital from the Fund (calculated after any fee waivers or expense reimbursements). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Bay Isle Financial LLC ("Bay Isle") serves as subadviser to Janus Adviser Small Company Value Fund. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle. Prior to July 1, 2004, Janus Capital paid Bay Isle a subadvisory fee at an annual rate of 0.75% of the Fund's average daily net assets from its management fee for managing the Fund. Effective July 1, 2004, Bay Isle is compensated by Janus Capital at an annual rate of 0.74%.

                                                                                                Management            Management
                                                               Average Daily Net                Fee Before             Fee After
Fund                                                            Assets of Fund                 Reduction (%)         Reduction (%)
==================================================================================================================================
Growth & Core
Janus Adviser Growth Fund                                      All Asset Levels                     0.65                 0.64
Janus Adviser Capital Appreciation Fund                        All Asset Levels                     0.65                 0.64
Janus Adviser Mid Cap Growth Fund                              All Asset Levels                     0.65                 0.64
Janus Adviser Growth and Income Fund                           All Asset Levels                     0.65                 0.62
Janus Adviser Core Equity Fund                                 All Asset Levels                     0.65                 0.60
Janus Adviser Balanced Fund                                    All Asset Levels                     0.65                 0.55

International & Global
Janus Adviser Worldwide Fund                                   All Asset Levels                     0.65                 0.60
Janus Adviser International Growth Fund                        All Asset Levels                     0.65                 0.64
Janus Adviser Foreign Stock Fund(1)                            All Asset Levels                     0.65                 0.64

Value
Janus Adviser Mid Cap Value Fund                               All Asset Levels                     0.65                 0.64
Janus Adviser Small Company Fund(2)                            All Asset Levels                     0.75                 0.74

Risk-Managed
Janus Adviser Risk-Managed Growth Fund(3)                      All Asset Levels                     0.65                 0.50
Janus Adviser Risk-Managed Core Fund(4)                        All Asset Levels                     0.65                 0.50

Fixed-Income
Janus Adviser Flexible Income Fund                            First $300 Million                    0.65                 0.50
                                                              Over $300 Million                     0.55                 0.40
Janus Adviser Money Market Fund                                All Asset Levels                     0.25                 0.25
----------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser International Value Fund.
(2)  Formerly named Janus Adviser Small Cap Value Fund.
(3)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.


114  Janus Adviser Series  July 31, 2004

Prior to April 21, 2003, Berger served as investment adviser to Berger Small Cap Value Fund II pursuant to agreements that provided for an investment advisory fee to be paid to Berger according to the following schedule:

                                         Average Daily                    Annual
Fund                                      Net Assets                       Rate
--------------------------------------------------------------------------------
Berger Small Cap Value Fund II         First $500 million                  0.85%
                                       Next $500 million                   0.80%
                                       Over $1 billion                     0.75%
--------------------------------------------------------------------------------

Berger had agreed to reimburse all classes of Berger Small Cap Value Fund II to the extent that each class' transfer agency, shareholder reporting and registration fees exceeded 0.25% of the class' average daily net assets.

Berger Small Cap Value Fund II had entered into administrative services agreement with Berger. Berger provided administrative services to Berger Small Cap Value Fund II at no cost.

Until at least December 1, 2005, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee and administrative services fee for Class I Shares, the distribution and shareholder servicing fee for Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. Janus Capital is not entitled to recoup such reimbursements or fee reductions from the Funds. Effective July 1, 2004, Janus Capital agreed to reduce each Fund's expense limits as indicated below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

                                                 Expense Limit     Expense Limit
                                                     Before           After
Fund                                              Reduction (%)    Reduction (%)
================================================================================
Growth & Core
Janus Adviser Growth Fund                             0.67             0.66
Janus Adviser Capital Appreciation Fund               0.68             0.67
Janus Adviser Mid Cap Growth Fund                     0.66             0.65
Janus Adviser Growth and Income Fund                  1.02             0.99
Janus Adviser Core Equity Fund                        0.75(1)          0.70
Janus Adviser Balanced Fund                           0.67             0.57

International & Global
Janus Adviser Worldwide Fund                          0.70             0.65
Janus Adviser International Growth Fund               0.74             0.73
Janus Adviser Foreign Stock Fund(2)                   1.25             1.24

Value
Janus Adviser Mid Cap Value Fund                      0.75(3)          0.74
Janus Adviser Small Company Fund(4)                   1.25             1.24

Risk-Managed
Janus Adviser Risk-Managed Growth Fund(5)             0.75(3)          0.60
Janus Adviser Risk-Managed Core Fund(6)               0.75(3)          0.60

Fixed-Income
Janus Adviser Flexible Income Fund                    0.70             0.55
Janus Adviser Money Market Fund                       0.36             0.36
--------------------------------------------------------------------------------
(1)  Effective July 31, 2003, the expense limit changed from 1.25% to 0.75%.
(2)  Formerly named Janus Adviser International Value Fund.
(3)  Effective November 28, 2003, the expense limit changed from 1.25% to 0.75%.
(4)  Formerly named Janus Adviser Small Cap Value Fund.
(5)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(6)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.

During the fiscal year ended July 31, 2004, Janus Capital reimbursed Janus Adviser Risk-Managed Core Fund - I Shares in the amount of $25,799. The Fund was reimbursed for the dilution caused by a shareholder transaction. Additionally, during the fiscal year ended July 31, 2004, Janus Capital reimbursed the following Funds: Janus Adviser Growth Fund - I and C Shares, $2,081 and $36, respectively, as a result of a valuation error. Janus Adviser Mid Cap Value Fund
- I and C Shares, Janus Adviser Risk-Managed Growth Fund - I and C Shares and Janus Adviser Risk-Managed Core Fund - I Shares, $2,210, $229, $4,176, $61 and $50, respectively, as a result of an incorrect NAV. Janus Adviser International Growth Fund I and C Shares, $33,591 and $218, respectively , as a result of a loss due to a corrected portfolio holding trade.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, reimbursed Janus Adviser Growth Fund - I and C Shares, Janus Adviser Capital Appreciation Fund - I Shares and Janus Adviser Small Company Value Fund
- C Shares, $1,103, $237, $512, and $101, respectively, as a result of dilutions caused by incorrectly processed shareholder activity.

For the fiscal year ended July 31, 2004, Janus Capital assumed $1.4 million of legal, consulting and Trustee costs


                                        Janus Adviser Series  July 31, 2004  115
and fees incurred by the Funds in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds in the Janus Investment Fund, Janus Aspen Series and Janus Adviser Series based on their respective net assets as of July 31, 2004. These non-recurring costs and offsetting waiver are shown in the Statement of Operations.

Janus Services receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Prior to April 21, 2003, certain officers and/or directors/trustees of Berger were also officers and/or directors/trustees of Berger Small Cap Value Fund II. Directors/Trustees who were not affiliated with Berger were compensated for their services. Such fees were allocated among the entire Berger Funds complex.

Prior to April 21, 2003, the Berger Investment Portfolio Trust had adopted a director/trustee fee deferral plan ( the "Plan") which allowed the non-affiliated directors/trustees to defer the receipt of all or a portion of the directors'/trustees' fees payable. The deferred fees were invested in various funds advised by Berger until distribution in accordance with the Plan. Prior to April 21, 2003, Berger Small Cap Value Fund II was party to an ongoing agreement with State Street Bank and Trust Company ("State Street Bank") that allowed the Funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, was charged to the Fund that executed the borrowing. In addition, the unsecured line of credit required a quarterly payment of a commitment fee by the Fund based on the average daily unused portion of the line of credit. Effective April 21, 2003, Janus Adviser Small Company Value Fund is no longer party to a borrowing agreement with State Street Bank.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class I Shares average daily net assets and of up to 1.00% of the Class C Shares average daily net assets. Janus Distributors LLC has agreed to a waiver, which reduces the amount of 12b-1 fees payable by Janus Adviser Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2005. The amounts waived for the Janus Adviser Money Market Fund are included on the Statement of Operations as Excess Expense Reimbursement.

Berger Small Cap Value Fund II Investor Shares and Service Shares had adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Plans provided for the payment to Berger of a 12b-1 fee of 0.25% per annum of Berger Small Cap Value Fund II Investor Shares' and Service Shares' average daily net assets (or the net assets of a particular class of shares, where applicable). The Plans provided that such payments would be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the fund. Berger voluntarily waived fees associated with 12b-1 for the period April 1, 2003 through April 17, 2003.

Pursuant to a shareholder services agreement with Berger, Berger Small Cap Value Fund II Service Shares paid to Berger a fee at an annual rate equal to 0.25% of its average daily net assets for providing, or for procuring through financial intermediaries, services to shareholders. Berger had agreed to waive such fee to the extent that the fee was not utilized by Berger to pay for costs associated with providing services to shareholders of Berger Small Cap Value Fund II Service Shares for the period April 1, 2003 through April 17, 2003.

Class C Shares include a 1.00% upfront sales charge of the offering price and a 1.00% contingent deferred sales charge paid by the redeeming shareholder. This sales charge applies to shares redeemed within 12 months of purchase. Effective September 30, 2004, the 1.00% upfront sales charge on C Shares will be eliminated. Prior to November 28, 2003, the contingent deferred sales charge applied to shares redeemed within 18 months of purchase. The redemption price may differ from the net asset value per share.

During the fiscal year ended July 31, 2004, redeeming shareholders paid the following contingent deferred sales charges:

                                                             Contingent Deferred
Fund (C Shares)                                                 Sales Charge
--------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund                                         $  3,044
Janus Adviser Capital Appreciation Fund                             16,436
Janus Adviser Mid Cap Growth Fund                                      459
Janus Adviser Growth and Income Fund                                17,675
Janus Adviser Core Equity Fund                                       6,774
Janus Adviser Balanced Fund                                         31,408

International & Global
Janus Adviser Worldwide Fund                                         1,632
Janus Adviser International Growth Fund                              1,836

Value
Janus Adviser Mid Cap Value Fund                                        79
Janus Adviser Small Company Value Fund(1)                                4

Risk-Managed
Janus Adviser Risk-Managed Growth Fund(2)                              396
Janus Adviser Risk-Managed Core Fund(3)                                203


116  Janus Adviser Series  July 31, 2004

(continued)                                                  Contingent Deferred
Fund (C Shares)                                                 Sales Charge
--------------------------------------------------------------------------------
Fixed-Income
Janus Adviser Flexible Income Fund                                  30,264
Janus Adviser Money Market Fund                                        288
--------------------------------------------------------------------------------
Funds not listed did not have any contingent deferred sales charges during this period.
(1)  Formerly named Janus Adviser Small Cap Value Fund.
(2)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(3)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.

As of the date of this report, a 2.00% redemption fee may be imposed on Class I Shares of Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund held for three months or less. Effective March 1, 2004, the redemption fee for the funds listed above increased from 1.00% to 2.00%, on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Adviser Worldwide Fund
- I Shares, Janus Adviser International Growth Fund - I Shares, Janus Adviser Foreign Stock Fund - I Shares, Janus Adviser Risk-Managed Growth Fund - I Shares and Janus Adviser Risk-Managed Core Fund - I Shares were $30,601, $112,711, $51, $57 and $5, respectively, for the fiscal year ended July 31, 2004.

The Funds' expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Funds could have employed the assets used by the broker and/or custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), an affiliate prior to June 16, 2004 of Janus Capital Group Inc. ("JCGI"), parent to the Portfolio's adviser, provides a shareholder accounting system to the Portfolio for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock. DST fees are included in Transfer Agent Fees and Expenses on the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce Transfer Agent Fees and Expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 16, 2004 are noted below.

                                            DST Securities, Inc.    Fund Expense
Fund                                          Commissions Paid        Reduction          DST Fees
=================================================================================================
Growth & Core
Janus Adviser Growth Fund                               --                   --          $  7,743
Janus Adviser Capital Appreciation Fund           $ 35,374             $ 26,537            14,291
Janus Adviser Mid Cap Growth Fund                      600                  450             6,845
Janus Adviser Growth and Income Fund                    --                   --            11,013
Janus Adviser Core Equity Fund                          --                   --             7,204
Janus Adviser Balanced Fund                          3,599                2,700            14,646

International & Global
Janus Adviser Worldwide Fund                            --                   --            11,816
Janus Adviser International Growth Fund                 --                   --             9,795
Janus Adviser Foreign Stock Fund(1)                     --                   --             3,764

Value
Janus Adviser Mid Cap Value Fund                        --                   --             4,494
Janus Adviser Small Company Value Fund(2)               --                   --             9,824

Risk-Managed
Janus Adviser Risk-Managed Growth Fund(3)               --                   --             3,755
Janus Adviser Risk-Managed Core Fund(4)                 --                   --             3,724

Fixed-Income
Janus Adviser Flexible Income Fund                      --                   --             8,179
Janus Adviser Money Market Fund                         --                   --             4,129
-------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser International Value Fund.
(2)  Formerly named Janus Adviser Small Cap Value Fund.
(3)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.


                                        Janus Adviser Series  July 31, 2004  117

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of July 31, 2004 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between July 31, 2009 and July 31, 2012.

The Funds noted below incurred "Post-October" losses during the period from November 1, 2003 through July 31, 2004. These losses will be deferred for tax purposes and recognized during the year ended July 31, 2005.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                        Undistributed  Undistributed                      Post-         Other Book       Net Tax
                                           Ordinary     Long-Term    Accumulated         October          to Tax      Appreciation/
Fund                                        Income        Gains     Capital Losses     Differences     Differences    (Depreciation)
====================================================================================================================================
Growth & Core
Janus Adviser Growth Fund                 $       --    $      --   $(103,327,563)     $   (12,476)    $       (305)   $ 32,452,949
Janus Adviser Capital Appreciation Fund           --           --    (181,940,039)              --             (198)    197,919,964
Janus Adviser Mid Cap Growth Fund                 --           --    (105,605,766)(1)          (22)              --      22,156,724
Janus Adviser Growth and Income Fund              --           --     (23,111,887)         (13,663)            (329)     24,103,233
Janus Adviser Core Equity Fund                    --      435,613              --           (1,098)          (8,260)      5,695,299
Janus Adviser Balanced Fund                2,205,395           --     (46,953,425)         (47,475)        (140,497)     60,241,520

International & Global
Janus Adviser Worldwide Fund               1,566,455           --    (362,220,125)        (346,419)         (38,966)     34,761,987
Janus Adviser International Growth Fund    1,627,733           --    (169,336,952)         (69,154)      (1,131,662)     49,203,050
Janus Adviser Foreign Stock Fund(2)               --           --        (281,808)            (171)              36         700,781

Value
Janus Adviser Mid Cap Value Fund           1,096,198      418,602      (1,182,601)(1)           --               --       1,325,246
Janus Adviser Small Company Value Fund(3)    254,289      870,226              --               --               --       2,349,464

Risk-Managed
Janus Adviser Risk-Managed Growth Fund(4)  1,894,396      613,426              --               --               --       2,623,664
Janus Adviser Risk-Managed Core Fund(5)      454,713      594,282              --               --               --       1,390,590

Fixed-Income
Janus Adviser Flexible Income Fund           415,590      652,026              --               --             (321)        322,910
Janus Adviser Money Market Fund                   --           --              --               --               --              --
------------------------------------------------------------------------------------------------------------------------------------

(1)  Capital loss carryovers subject to annual limitations.
(2)  Formerly named Janus Adviser International Value Fund.
(3)  Formerly named Janus Adviser Small Cap Value Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(5)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.


118  Janus Adviser Series  July 31, 2004

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

The capital loss carryforward in Janus Adviser Mid Cap Growth Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of a significant change in share ownership during the current year. Due to these limitations, $196,917,369 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in capital. During the period ended July 31, 2004, Janus Adviser Mid Cap Growth Fund utilized $11,448,833 of its capital loss carryforward.

Fund                                                   2009               2010               2011               2012
=====================================================================================================================
Growth & Core
Janus Adviser Growth Fund                    $   (3,188,098)    $  (47,260,219)    $  (45,102,562)    $   (7,776,684)
Janus Adviser Capital Appreciation Fund          (8,897,069)       (42,292,814)       (53,565,216)       (77,184,940)
Janus Adviser Mid Cap Growth Fund(1)             (4,557,067)       (90,042,763)       (11,005,936)                --
Janus Adviser Growth and Income Fund                     --           (952,014)       (22,159,873)                --
Janus Adviser Core Equity Fund                           --                 --                 --                 --
Janus Adviser Balanced Fund                              --                 --        (46,953,425)                --

International & Global
Janus Adviser Worldwide Fund                             --       (138,558,984)      (223,661,141)                --
Janus Adviser International Growth Fund                  --        (48,982,429)      (120,354,523)                --
Janus Adviser Foreign Stock Fund(2)                      --             (1,565)          (129,901)          (150,342)

Value
Janus Adviser Mid Cap Value Fund(1)                (725,249)          (457,352)                --                 --
Janus Adviser Small Company Value Fund(3)                --                 --                 --                 --

Risk-Managed
Janus Adviser Risk-Managed Growth Fund(4)                --                 --                 --                 --
Janus Adviser Risk-Managed Core Fund(5)                  --                 --                 --                 --

Fixed-Income
Janus Adviser Flexible Income Fund                       --                 --                 --                 --
Janus Adviser Money Market Fund                          --                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------

(1)  Capital loss carryovers subject to annual limitations.
(2)  Formerly named Janus Adviser International Value Fund.
(3)  Formerly named Janus Adviser Small Cap Value Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(5)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2004 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                     Federal Tax              Unrealized              Unrealized
Fund                                                     Cost                Appreciation           (Depreciation)
==================================================================================================================
Growth & Core
Janus Adviser Growth Fund                            $308,127,496            $ 62,203,441            $(29,750,492)
Janus Adviser Capital Appreciation Fund               828,178,542             218,479,742             (20,559,778)
Janus Adviser Mid Cap Growth Fund                      89,553,561              25,435,218              (3,278,494)
Janus Adviser Growth and Income Fund                  221,549,840              32,704,798              (8,601,565)
Janus Adviser Core Equity Fund                         34,433,866               6,367,568                (672,269)
Janus Adviser Balanced Fund                           736,275,015              74,585,206             (14,343,686)

International & Global
Janus Adviser Worldwide Fund                          755,503,587              58,581,063             (23,819,076)
Janus Adviser International Growth Fund               262,180,029              63,365,943             (14,162,893)
Janus Adviser Foreign Stock Fund(1)                     2,191,241                 709,950                  (9,169)

Value
Janus Adviser Mid Cap Value Fund                       25,344,540               2,280,650                (955,404)
Janus Adviser Small Company Value Fund(2)              13,038,973               2,783,836                (434,372)

Risk-Managed
Janus Adviser Risk-Managed Growth Fund(3)              48,708,829               4,443,984              (1,820,320)
Janus Adviser Risk-Managed Core Fund(4)                10,860,480               1,646,808                (256,218)

Fixed-Income
Janus Adviser Flexible Income Fund                     98,793,507               1,483,181              (1,160,271)
Janus Adviser Money Market Fund                        16,456,213                      --                      --
-----------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser International Value Fund.
(2)  Formerly named Janus Adviser Small Cap Value Fund.
(3)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.


                                        Janus Adviser Series  July 31, 2004  119

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                    Distributions
For the fiscal year ended July 31, 2004         -----------------------------------------------------
                                                From Ordinary       From Long-Term      Tax Return of       Net Investment
Fund                                                Income          Capital Gains           Capital              Loss
==========================================================================================================================
Growth & Core
Janus Adviser Growth Fund                        $         --        $         --        $         --        $ (1,561,820)
Janus Adviser Capital Appreciation Fund                    --                  --                  --          (3,247,510)
Janus Adviser Mid Cap Growth Fund                          --                  --                  --          (1,439,751)
Janus Adviser Growth and Income Fund                  236,511                  --                  --            (146,826)
Janus Adviser Core Equity Fund                             --                  --                  --            (101,328)
Janus Adviser Balanced Fund                        13,022,372                  --                  --                  --

International & Global
Janus Adviser Worldwide Fund                        6,590,804                  --                  --                  --
Janus Adviser International Growth Fund             4,020,291                  --                  --                  --
Janus Adviser Foreign Stock Fund(1)                     7,110                  --                  --              (9,507)

Value
Janus Adviser Mid Cap Value Fund                      249,595                  --                  --                  --
Janus Adviser Small Company Value Fund(2)                  --             187,275                  --                  --

Risk-Managed
Janus Adviser Risk-Managed Growth Fund(3)             751,123             347,180                  --                  --
Janus Adviser Risk-Managed Core Fund(4)               192,858                  --                  --                  --

Fixed-Income
Janus Adviser Flexible Income Fund                  4,791,625             405,229                  --                  --
Janus Adviser Money Market Fund                        65,111                  --                  --                  --
--------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser International Value Fund.
(2)  Formerly named Janus Adviser Small Cap Value Fund.
(3)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.

                                                                          Distributions
For the fiscal year or period ended July 31, 2003    -----------------------------------------------------
                                                     From Ordinary       From Long-Term      Tax Return of       Net Investment
Fund                                                     Income           Capital Gains         Capital               Loss
===============================================================================================================================
Growth & Core
Janus Adviser Growth Fund                             $         --        $         --        $         --        $ (1,278,415)
Janus Adviser Capital Appreciation Fund                    421,363                  --              70,070          (1,110,014)
Janus Adviser Mid Cap Growth Fund                               --                  --                  --          (1,314,039)
Janus Adviser Growth and Income Fund                       968,582                  --                  --                  --
Janus Adviser Core Equity Fund                                  --                  --                  --             (80,658)
Janus Adviser Balanced Fund                             13,736,641                  --                  --                  --

International & Global
Janus Adviser Worldwide Fund                             4,403,765                  --                  --                  --
Janus Adviser International Growth Fund                  2,192,476                  --                  --                  --
Janus Adviser Foreign Stock Fund(1)                             --                  --                  --                  --

Value
Janus Adviser Mid Cap Value Fund                                --                  --                  --                  --
Janus Adviser Small Company Value Fund(2)                       --                  --                  --             (86,839)

Risk-Managed
Janus Adviser Risk-Managed Growth Fund(3)                       --                  --                  --                  --
Janus Adviser Risk-Managed Core Fund(4)                         --                  --                  --             (21,735)

Fixed-Income
Janus Adviser Flexible Income Fund                       3,183,442                  --                  --                  --
Janus Adviser Money Market Fund                            162,589                  --                  --                  --
-------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Adviser International Value Fund.
(2)  Formerly named Janus Adviser Small Cap Value Fund.
(3)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.


120  Janus Adviser Series  July 31, 2004

4. EXPENSES

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

5. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended July 31                           I Shares                     |           C Shares
Fund                                                2004(1)    2003           2002       2001      |       2004(1)    2003
---------------------------------------------------------------------------------------------------|-------------------------
Growth & Core                                                                                      |
Janus Adviser Growth Fund                          1.19%      1.20%          1.21%      1.23%      |      1.69%      1.70%(2)
Janus Adviser Capital Appreciation Fund            1.17%      1.19%          1.18%      1.26%      |      1.67%      1.70%(2)
Janus Adviser Mid Cap Growth Fund                  1.22%      1.22%          1.20%      1.23%      |      1.74%      1.72%(2)
Janus Adviser Growth and Income Fund               1.22%      1.22%          1.23%      1.87%      |      1.72%      1.73%(2)
Janus Adviser Core Equity Fund                     1.46%      1.61%          1.70%      5.06%      |      1.96%      2.10%(2)
Janus Adviser Balanced Fund                        1.17%      1.18%          1.19%      1.22%      |      1.67%      1.68%(2)
                                                                                                   |
International & Global                                                                             |
Janus Adviser Worldwide Fund                       1.22%      1.23%          1.21%      1.25%      |      1.72%      1.73%(2)
Janus Adviser International Growth Fund            1.25%      1.26%          1.26%      1.31%      |      1.74%      1.77%(2)
Janus Adviser Foreign Stock Fund(3)                6.26%      6.99%          3.43%     10.35%(4)   |      6.76%      8.57%(2)
                                                                                                   |
Value                                                                                              |
Janus Adviser Mid Cap Value Fund                   1.94%      6.50%(5)         N/A        N/A      |      2.44%      9.97%(5)
Janus Adviser Small Company Value Fund(6)(7)       2.67%      2.93%(8)         N/A(9)     N/A      |      3.23%     10.53%(10)
                                                                                                   |
Risk-Managed                                                                                       |
Janus Adviser Risk-Managed Growth Fund(11)         1.53%      2.50%(12)        N/A        N/A      |      2.04%      3.60%(12)
Janus Adviser Risk-Managed Core Fund(13)           2.53%      3.58%(12)        N/A        N/A      |      3.02%      4.08%(12)
                                                                                                   |
Fixed-Income                                                                                       |
Janus Adviser Flexible Income Fund                 1.30%      1.33%          1.41%      6.59%      |      1.80%      1.81%(2)
Janus Adviser Money Market Fund                    1.53%      1.35%          0.97%      1.83%      |      1.82%      1.93%(2)
---------------------------------------------------------------------------------------------------|-------------------------

(1) The effect of non-recurring costs assumed by Janus Capital Management, LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)  Period from September 30, 2002 (inception date) to July 31, 2003.
(3)  Formerly named Janus Adviser International Value Fund.
(4)  Period from May 1, 2001 (inception date) to July 31, 2001.
(5)  Period from December 31, 2002 (inception date) to July 31, 2003.
(6)  Formerly named Janus Adviser Small Cap Value Fund.
(7) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(8)  Period from October 1, 2002 through July 31, 2003.
(9) The ratios were 3.37%, 2.49% and 4.66% for the Berger Small Cap Value Fund II Investor Shares, Institutional Shares and Service Shares, respectively, for the period from March 28, 2002 (inception date) through September 30, 2002.
(10) Period from April 22, 2003 (inception date) to July 31, 2003.
(11) Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(12) Period from January 2, 2003 (inception date) to July 31, 2003.
(13) Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.


                                        Janus Adviser Series  July 31, 2004  121

Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series into the Funds. Expense ratios are shown for Retirement Shares for periods prior to such reorganization.

For the fiscal year or period ended December 31       Retirement Shares
Fund                                              2000(1)     1999       1998
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                     1.17%       1.19%      1.25%
Janus Aspen Capital Appreciation Portfolio       1.18%       1.28%      1.49%
Janus Aspen Aggressive Growth Portfolio          1.17%       1.19%      1.29%
Janus Aspen Growth and Income Portfolio          1.25%       1.62%      3.53%(2)
Janus Aspen Equity Income Portfolio              2.07%       1.91%      2.36%
Janus Aspen Balanced Portfolio                   1.17%       1.19%      1.26%
Janus Aspen Worldwide Growth Portfolio           1.20%       1.21%      1.32%
Janus Aspen International Growth Portfolio       1.22%       1.32%      1.44%
Janus Aspen Flexible Income Portfolio            1.28%       1.20%      1.24%
Janus Aspen Money Market Portfolio               0.90%       0.86%      0.84%
================================================================================
(1)  Period January 1, 2000 to July 31, 2000.
(2)  Period May 1, 1998 through December 31, 1998.

6. FUND ACQUISITION AND FUND REORGANIZATION

Effective June 2, 2003, Janus Adviser Mid Cap Value Fund acquired all of the net assets of Janus Adviser Strategic Value Fund pursuant to a plan of reorganization approved by the Trustees and shareholders of Janus Adviser Series. The reorganization was accomplished by a tax-free exchange of shares of Janus Adviser Mid Cap Value Fund - I Shares and Janus Adviser Mid Cap Value Fund
- C Shares in the amounts of 396,079 and 4,365, respectively, (valued at $4,380,851 and $48,173, respectively) for the 602,617 and 6,584 shares of Janus Adviser Strategic Value Fund - I Shares and Janus Adviser Strategic Value Fund - C Shares, respectively, including $323,302 and $11,592 of unrealized appreciation. The aggregate net assets of Janus Adviser Mid Cap Value Fund - I Shares, Janus Adviser Mid Cap Value Fund - C Shares, Janus Adviser Strategic Value Fund - I Shares and Janus Adviser Strategic Value Fund - C Shares immediately before the reorganization were $2,365,659, $296,053, $4,380,851 and $48,173, respectively. Janus Capital incurred the costs associated with the reorganization.

Effective April 21, 2003, Berger Small Cap Value Fund II participated in a tax-free reorganization with Janus Adviser Small Company Value Fund. The plan of the reorganization provided for the transfer of assets and liabilities of Berger Small Cap Value Fund II - Investor Shares, Institutional Shares and Service Shares to Janus Adviser Small Company Value Fund -I Shares. Berger Small Cap Value Fund II transferred net assets from the Investor Shares, Institutional Shares and Service Shares of $7,930,862, $2,066,768 and $391,685, respectively, to Janus Adviser Small Cap Value Fund - I Shares. Berger Small Company Value Fund II transferred shares outstanding from the Investor Shares, Institutional Shares and Service Shares of 909,131, 237,044 and 45,004, respectively, to Janus Adviser Small Company Value Fund - I Shares. Janus Capital incurred the costs associated with the reorganization.


122  Janus Adviser Series  July 31, 2004

7. CAPITAL SHARE TRANSACTIONS

                                                            Janus Adviser      |        Janus Adviser     |       Janus Adviser
For a share outstanding during the                              Growth         |    Capital Appreciation  |       Mid Cap Growth
fiscal year or period ended July 31                              Fund          |            Fund          |            Fund
(all numbers in thousands)                                 2004       2003(1)  |      2004        2003(1) |      2004        2003(1)
-------------------------------------------------------------------------------|--------------------------|------------------------
Transactions in Fund Shares - I Shares                                         |                          |
  Shares sold                                              5,524       12,993  |     14,635       33,756  |      2,253        4,517
  Reinvested dividends and distributions                      --           --  |         --           27  |         --           --
-------------------------------------------------------------------------------|--------------------------|------------------------
Total                                                      5,524       12,993  |     14,635       33,783  |      2,253        4,517
-------------------------------------------------------------------------------|--------------------------|------------------------
  Shares Repurchased                                     (11,526)      (7,376) |    (20,762)     (10,412) |    (12,080)      (5,138)
Net Increase/(Decrease) in Fund Shares                    (6,002)       5,617  |     (6,127)      23,371  |     (9,827)        (621)
Shares Outstanding, Beginning of Period                   23,239       17,622  |     54,692       31,321  |     14,552       15,173
-------------------------------------------------------------------------------|--------------------------|------------------------
Shares Outstanding, End of Period                         17,237       23,239  |     48,565       54,692  |      4,725       14,552
-------------------------------------------------------------------------------|--------------------------|------------------------
Transactions in Fund Shares - C Shares                                         |                          |
  Shares sold                                                 33          172  |        110        1,137  |         72           34
  Reinvested dividends and distributions                      --           --  |         --           --  |         --           --
-------------------------------------------------------------------------------|--------------------------|------------------------
Total                                                         33          172  |        110        1,137  |         72           34
-------------------------------------------------------------------------------|--------------------------|------------------------
  Shares Repurchased                                         (66)          (9) |       (430)         (71) |         (9)          (5)
Net Increase/(Decrease) in Fund Shares                       (33)         163  |       (320)       1,066  |         63           29
Shares Outstanding, Beginning of Period                      163           --  |      1,066           --  |         29           --
-------------------------------------------------------------------------------|--------------------------|------------------------
Shares Outstanding, End of Period                            130          163  |        746        1,066  |         92           29
-------------------------------------------------------------------------------|--------------------------|------------------------

                                                             Janus Adviser     |        Janus Adviser     |        Janus Adviser
For a share outstanding during the                         Growth and Income   |         Core Equity      |          Balanced
fiscal year or period ended July 31                              Fund          |            Fund          |            Fund
(all numbers in thousands)                                 2004       2003(1)  |      2004        2003(1) |      2004       2003(1)
                                                                               |                          |
Transactions in Fund Shares - I Shares                                         |                          |
  Shares sold                                              4,517        9,255  |        557        2,011  |      9,538       18,396
  Reinvested dividends and distributions                      17           80  |         --           --  |        551          639
-------------------------------------------------------------------------------|--------------------------|------------------------
Total                                                      4,534        9,335  |        557        2,011  |     10,089       19,035
-------------------------------------------------------------------------------|--------------------------|------------------------
  Shares Repurchased                                     (10,565)      (5,194) |     (1,286)        (549) |    (20,633)     (11,379)
Net Increase/(Decrease) in Fund Shares                    (6,031)       4,141  |       (729)       1,462  |    (10,544)       7,656
Shares Outstanding, Beginning of Period                   21,617       17,476  |      2,619        1,157  |     42,723       35,067
-------------------------------------------------------------------------------|--------------------------|------------------------
Shares Outstanding, End of Period                         15,586       21,617  |      1,890        2,619  |     32,179       42,723
-------------------------------------------------------------------------------|--------------------------|------------------------
Transactions in Fund Shares - C Shares                                         |                          |
  Shares sold                                                214        1,013  |         57          730  |        191        1,617
  Reinvested dividends and distributions                      --           --  |         --           --  |          6            5
-------------------------------------------------------------------------------|--------------------------|------------------------
Total                                                        214        1,013  |         57          730  |        197        1,622
-------------------------------------------------------------------------------|--------------------------|------------------------
  Shares Repurchased                                        (360)         (56) |       (199)         (34) |       (736)        (205)
Net Increase/(Decrease) in Fund Shares                      (146)         957  |       (142)         696  |       (539)       1,417
Shares Outstanding, Beginning of Period                      957           --  |        696           --  |      1,417           --
-------------------------------------------------------------------------------|--------------------------|------------------------
Shares Outstanding, End of Period                            811          957  |        554          696  |        878        1,417
-------------------------------------------------------------------------------|--------------------------|------------------------

(1) Transactions in Fund Shares - C Shares is for the period from September 30, 2002 (inception date) to July 31, 2003.


                                        Janus Adviser Series  July 31, 2004  123

                                                             Janus Adviser     |        Janus Adviser     |        Janus Adviser
For a share outstanding during the                             Worldwide       |    International Growth  |        Foreign Stock
fiscal year or period ended July 31                              Fund          |            Fund          |           Fund(1)
(all numbers in thousands)                                 2004       2003(2)  |      2004       2003(2)  |       2004      2003(2)
-------------------------------------------------------------------------------|--------------------------|------------------------
Transactions in Fund Shares - I Shares                                         |                          |
  Shares sold                                             12,219       66,649  |     19,921       98,516  |        119        1,012
  Reinvested dividends and distributions                     257          191  |        162          103  |          1           --
-------------------------------------------------------------------------------|--------------------------|------------------------
Total                                                     12,476       66,840  |     20,083       98,619  |        120        1,012
-------------------------------------------------------------------------------|--------------------------|------------------------
  Shares Repurchased                                     (32,068)     (64,500) |    (31,548)    (101,877) |       (125)      (1,047)
Net Increase/(Decrease) in Fund Shares                   (19,592)       2,340  |    (11,465)      (3,258) |         (5)         (35)
Shares Outstanding, Beginning of Period                   47,993       45,653  |     23,975       27,233  |        246          281
-------------------------------------------------------------------------------|--------------------------|------------------------
Shares Outstanding, End of Period                         28,401       47,993  |     12,510       23,975  |        241          246
-------------------------------------------------------------------------------|--------------------------|------------------------
Transactions in Fund Shares - C Shares                                         |                          |
  Shares sold                                                 10          276  |         35          822  |         --            7
  Reinvested dividends and distributions                      --           --  |         --           --  |         --           --
-------------------------------------------------------------------------------|--------------------------|------------------------
Total                                                         10          276  |         35          822  |         --            7
-------------------------------------------------------------------------------|--------------------------|------------------------
  Shares Repurchased                                         (13)        (241) |        (22)        (754) |         --           --
Net Increase/(Decrease) in Fund Shares                        (3)          35  |         13           68  |         --            7
Shares Outstanding, Beginning of Period                       35           --  |         68           --  |          7           --
-------------------------------------------------------------------------------|--------------------------|------------------------
Shares Outstanding, End of Period                             32           35  |         81           68  |          7            7
-------------------------------------------------------------------------------|--------------------------|------------------------

                                                      Janus Adviser    |         Janus Adviser          |     Janus Adviser
For a share outstanding during the                    Mid Cap Value    |      Small Company Value       |  Risk-Managed Growth
fiscal year or period ended July 31                       Fund         |           Fund(3)(4)           |        Fund(5)
(all numbers in thousands)                          2004       2003(6) |   2004    2003(7)(8)    2002(9)|    2004      2003(10)
-----------------------------------------------------------------------|--------------------------------|----------------------
Transactions in Fund Shares - I Shares                                 |                                |
  Shares sold                                       1,212        305   |     402        664        971  |    1,394      3,128
  Shares issued in connection with Acquisition*       N/A        396   |     N/A        N/A        N/A  |      N/A        N/A
  Reinvested dividends and distributions               15         --   |      15         --         --  |       82         --
-----------------------------------------------------------------------|--------------------------------|----------------------
Total                                               1,227        701   |     417        664        971  |    1,476      3,128
-----------------------------------------------------------------------|--------------------------------|----------------------
  Shares Repurchased                                 (181)       (17)  |    (442)      (295)      (104) |     (737)       (77)
Net Increase/(Decrease) in Fund Shares              1,046        684   |     (25)       369        867  |      739      3,051
Shares Outstanding, Beginning of Period               684         --   |   1,236        867         --  |    3,051         --
-----------------------------------------------------------------------|--------------------------------|----------------------
Shares Outstanding, End of Period                   1,730        684   |   1,211      1,236        867  |    3,790      3,051
-----------------------------------------------------------------------|--------------------------------|----------------------
Transactions in Fund Shares - C Shares                                 |                                |
  Shares sold                                         102         51   |      36          2        N/A  |       28        418
  Shares issued in connection with Acquisition*       N/A          4   |     N/A        N/A        N/A  |      N/A        N/A
  Reinvested dividends and distributions                1         --   |      --         --        N/A  |       10         --
-----------------------------------------------------------------------|--------------------------------|----------------------
Total                                                 103         55   |      36          2        N/A  |       38        418
-----------------------------------------------------------------------|--------------------------------|----------------------
  Shares Repurchased                                  (21)        (2)  |      (9)        --        N/A  |      (43)        --
Net Increase/(Decrease) in Fund Shares                 82         53   |      27          2        N/A  |       (5)       418
Shares Outstanding, Beginning of Period                53         --   |       2        N/A        N/A  |      418         --
-----------------------------------------------------------------------|--------------------------------|----------------------
Shares Outstanding, End of Period                     135         53   |      29          2        N/A  |      413        418
-----------------------------------------------------------------------|--------------------------------|----------------------

    *See Note 6 in Notes to Financial Statements.
(1)  Formerly named Janus Adviser International Value Fund.
(2) Transactions in Fund Shares - C Shares is for the period from September 30, 2002 (inception date) to July 31, 2003.
(3)  Formerly named Janus Adviser Small Cap Value Fund.
(4) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(5)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(6)  Period from December 31, 2002 (inception date) to July 31, 2003.
(7)  For the ten month fiscal period ended July 31, 2003.
(8) Transactions in Fund Shares - C Shares is for the period from April 22, 2003 (inception date) to July 31, 2003.
(9)  Period from March 28, 2002 (inception date) to September 30, 2002.
(10) Period from January 2, 2003 (inception date) to July 31, 2003.


124  Janus Adviser Series  July 31, 2004

                                                               Janus Adviser    |       Janus Adviser      |      Janus Adviser
For a share outstanding during the                           Risk-Managed Core  |      Flexible Income     |      Money Market
fiscal year or period ended July 31                              Fund(1)        |           Fund           |          Fund
(all numbers in thousands)                                  2004        2003(2) |     2004        2003(3)  |     2004       2003(3)
--------------------------------------------------------------------------------|--------------------------|-----------------------
Transactions in Fund Shares - I Shares                                          |                          |
  Shares sold                                                196          658   |     2,115        9,608   |     9,896       63,227
  Reinvested dividends and distributions                      10           --   |       351          222   |        64          148
--------------------------------------------------------------------------------|--------------------------|-----------------------
Total                                                        206          658   |     2,466        9,830   |     9,960       63,375
--------------------------------------------------------------------------------|--------------------------|-----------------------
  Shares Repurchased                                        (284)          (3)  |    (4,892)      (5,924)  |   (13,821)     (65,637)
Net Increase/(Decrease) in Fund Shares                       (78)         655   |    (2,426)       3,906   |    (3,861)      (2,262)
Shares Outstanding, Beginning of Period                      655           --   |     8,125        4,219   |    20,384       22,646
--------------------------------------------------------------------------------|--------------------------|-----------------------
Shares Outstanding, End of Period                            577          655   |     5,699        8,125   |    16,523       20,384
--------------------------------------------------------------------------------|--------------------------|-----------------------
Transactions in Fund Shares - C Shares                                          |                          |
  Shares sold                                                 --          407   |       187        2,343   |       102       10,005
  Reinvested dividends and distributions                       7           --   |        28           12   |        --(4)         2
--------------------------------------------------------------------------------|--------------------------|-----------------------
Total                                                          7          407   |       215        2,355   |       102       10,007
--------------------------------------------------------------------------------|--------------------------|-----------------------
  Shares Repurchased                                         (24)          --   |    (1,054)        (719)  |      (238)      (9,834)
Net Increase/(Decrease) in Fund Shares                       (17)         407   |      (839)       1,636   |      (136)         173
Shares Outstanding, Beginning of Period                      407           --   |     1,636           --   |       173           --
--------------------------------------------------------------------------------|--------------------------|-----------------------
Shares Outstanding, End of Period                            390          407   |       797        1,636   |        37          173
--------------------------------------------------------------------------------|--------------------------|-----------------------

(1)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.
(2)  Period from January 2, 2003 (inception date) to July 31, 2003.
(3) Transactions in Fund Shares - C Shares is for the period from September 30, 2002 (inception date) to July 31, 2003.
(4) Reinvested dividends and distributions aggregated less than 1,000 for the period ended July 31, 2004.


                                        Janus Adviser Series  July 31, 2004  125

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices.

On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

Pursuant to such agreements, Janus Capital agreed to pay $50 million in restoration to compensate investors for any adverse effects of frequent trading and $50 million in civil penalties. Janus Capital also agreed to reduce its management fees in the amount of $25 million per year for five years. Specific fee reductions, effective July 1, 2004, were determined on a fund-by-fund basis and were calculated using assets under management as of May 31, 2004. Therefore, the total reduction in revenue over a five-year period could be greater than or less than $125 million, depending on whether assets under management in the affected funds increase or decrease. Janus also agreed to make $1.2 million in other settlement-related payments required by the COAG and to implement certain corporate governance and compliance initiatives.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals. These actions generally allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in certain Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA and RICO), and various common law doctrines.

The "market timing" lawsuits include actions purportedly brought on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus funds' Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain funds managed by Janus Capital. These lawsuits are currently pending in the U.S. District Court for the Western District of Missouri and the U.S. District Court for the District of Colorado.

Additional lawsuits may be filed against certain Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.


126  Janus Adviser Series  July 31, 2004

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Janus Adviser Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund (formerly Janus Adviser International Value Fund), Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund (formerly Janus Adviser Small Cap Value Fund), Janus Adviser Risk-Managed Growth Fund (formerly Janus Adviser Risk-Managed Large Cap Growth Fund), Janus Adviser Risk-Managed Core Fund (formerly Janus Adviser Risk-Managed Large Cap Core Fund), Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund (constituting Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
September 10, 2004


                                        Janus Adviser Series  July 31, 2004  127

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.) Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.


128  Janus Adviser Series  July 31, 2004

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.


                                        Janus Adviser Series  July 31, 2004  129

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2004:

Capital Gains Distribution

Portfolio
================================================================================
Janus Adviser Small Company Value Fund(1)                          $187,275
Janus Adviser Risk-Managed Growth Fund(2)                           347,180
Janus Adviser Flexible Income Fund                                  405,229
--------------------------------------------------------------------------------

Foreign Taxes Paid and Foreign Source Income

Portfolio                             Foreign Taxes Paid   Foreign Source Income
================================================================================
Janus Adviser Worldwide Fund              $  1,321,821         $ 13,384,789
Janus Adviser International Growth Fund        517,519            7,433,226
Janus Adviser Foreign Stock Fund(3)              4,266               40,304
--------------------------------------------------------------------------------

Dividends Received Deduction Percentage

Portfolio
================================================================================
Janus Adviser Growth and Income Fund                                   100%
Janus Adviser Balanced Fund                                             35%
Janus Adviser Worldwide Fund                                            70%
Janus Adviser Foreign Stock Fund(3)                                     34%
Janus Adviser Mid Cap Value Fund                                        11%
Janus Adviser Risk-Managed Growth Fund(2)                                9%
Janus Adviser Risk-Managed Core Fund(4)                                 24%
--------------------------------------------------------------------------------

Qualified Dividend Income

Portfolio
================================================================================
Janus Adviser Growth and Income Fund                                   100%
Janus Adviser Balanced Fund                                             39%
Janus Adviser Worldwide Fund                                           100%
Janus Adviser International Growth Fund                                100%
Janus Adviser Foreign Stock Fund(3)                                    100%
Janus Adviser Mid Cap Value Fund                                         2%
Janus Adviser Risk-Managed Growth Fund(2)                                9%
Janus Adviser Risk-Managed Core Fund(4)                                 24%
--------------------------------------------------------------------------------
(1)  Formerly named Janus Adviser Small Cap Value Fund.
(2)  Formerly named Janus Adviser Risk-Managed Large Cap Growth Fund.
(3)  Formerly named Janus Adviser International Value Fund.
(4)  Formerly named Janus Adviser Risk-Managed Large Cap Core Fund.

Due to the uncertainty regarding procedures for identifying qualified foreign corporations, the qualified dividend income percentages reported on the 2004 Form 1099-DIV may be substantially lower than the percentages reported above.


130  Janus Adviser Series  July 31, 2004

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board Members and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. Collectively, these four registered investment companies consist of 61 series or funds.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Adviser Small Company Value Fund and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain Trustees and officers also serve as such for Janus Investment Fund, Janus Aspen Series and Janus Adviser.

Trustees

                                                                                              Number of
                                                                                              Funds in
                                                                                              Fund Complex
                        Positions Held   Length of      Principal Occupations                 Overseen        Other Directorships
Name, Age and Address   with Funds       Time Served    During the Past Five Years            by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Dennis B. Mullen        Chairman         3/04-Present   Private Investor.                     61              Director, Red Robin
151 Detroit Street      Trustee          4/00-Present                                                         Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

William F. McCalpin     Trustee          6/02-Present   Executive Vice President and Chief    59              Founding Director and
151 Detroit Street                                      Operating Officer of the Rockefeller                  Board Chair, Solar
Denver, CO 80206                                        Brothers Fund (a private family                       Development Founda-
Age 47                                                  foundation).                                          tion; Trustee and Vice
                                                                                                              President, Asian
                                                                                                              Cultural Council.
------------------------------------------------------------------------------------------------------------------------------------


                                        Janus Adviser Series  July 31, 2004  131

Trustees and Officers (unaudited)


                                                                                              Number of
                                                                                              Funds in
                                                                                              Fund Complex
                        Positions Held   Length of      Principal Occupations                 Overseen        Other Directorships
Name, Age and Address   with Funds       Time Served    During the Past Five Years            by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)
John W. McCarter, Jr.   Trustee          6/02-Present   President and Chief Executive         59              Chairman of the Board
151 Detroit Street                                      Officer of The Field Museum of                        and Director,
Denver, CO 80206                                        Natural History.                                      Divergence LLC;
Age 66                                                                                                        Director of A.M.
                                                                                                              Castle & Co., and
                                                                                                              W.W. Grainger, Inc.;
                                                                                                              Trustee of Harris
                                                                                                              Insight Funds
                                                                                                              Trust (19 portfolios),
                                                                                                              WTTW (Chicago
                                                                                                              public television
                                                                                                              station), the
                                                                                                              University of Chicago
                                                                                                              and Chicago Public
                                                                                                              Education Fund.

James T. Rothe          Trustee          4/00-Present   Professor of Business, University     61              Director, Optika, Inc.
151 Detroit Street                                      of Colorado, Colorado Springs, CO
Denver, CO 80206                                        (since 1986). Formerly,
Age 60                                                  Distinguished Visiting Professor
                                                        of Business (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management), Phoenix,
                                                        AZ; and Principal (1988-1999) of
                                                        Phillips- Smith Retail Group,
                                                        Addison, TX (a venture capital firm).

William D. Stewart      Trustee          4/00-Present   Corporate Vice President and          59              N/A
151 Detroit Street                                      General Manager of MKS
Denver, CO 80206                                        Instruments - HPS Products,
Age 60Boulder, CO                                       (a manufacturer of
                                                        vacuum fittings and valves).

Martin H. Waldinger     Trustee          4/00-Present   Consultant.                           59              N/A
151 Detroit Street
Denver, CO 80206
Age 66

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*       Chairman and     4/00-Present   Formerly, President (1978-2002)       61              N/A
151 Detroit Street      Trustee                         and Chief Executive Officer (1994-
Denver, CO 80206                                        2002) of Janus Capital or Janus
Age 67                                                  Capital Corporation; President and
                                                        Director (1994-2002) of the Janus
                                                        Foundation; Chairman and Director
                                                        (1978-2002) of Janus Capital
                                                        Corporation and Director (1997-
                                                        2001) of Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

    *The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


132  Janus Adviser Series  July 31, 2004

Trustees and Officers (unaudited)

Advisory Board


                                                                                          Number of
                                                                                          Funds in
                                                                                          Fund Complex
                         Positions         Length of      Principal Occupations           Overseen by         Other
Name, Age and Address    Held with Funds   Time Served    During the Past Five Years      Advisory Board      Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
Advisory Board Members
Katherine A. Cattanach   Advisory Board    4/03-Present   General Partner/Managing Principal    13            N/A
151 Detroit Street       Chairperson                      (since September 1987), INVESCO
Denver, CO 80206                                          Private Equity (formerly Sovereign
Age 59                                                    Financial Services, Inc.) (financial
                                                          consulting and management firm).
                                                          Formerly, Vice Chair of the Berger
                                                          Funds (1994-2002).

Harry T. Lewis, Jr.      Advisory Board    4/03-Present   Lewis Investments (since June 1988)   13            Director, J.D. Edwards
151 Detroit Street       Member                           (self-employed private investor).                   & Co. (1995 to March
Denver, CO 80206                                          Formerly, Trustee/Director of the                   2002). Director,
Age 71                                                    Berger Funds (1987-2002).                           National Fuel
                                                                                                              Corporation (oil &
                                                                                                              gas production);
                                                                                                              Advisory Director,
                                                                                                              Otologics, LLC,
                                                                                                              (implantable hearing
                                                                                                              aid) (since 1999);
                                                                                                              Member of Community
                                                                                                              Advisory Board,
                                                                                                              Wells Fargo Bank -
                                                                                                              Denver.

Michael Owen             Advisory Board    4/03-Present   Dean of the College of Business of    13            N/A
151 Detroit Street       Member                           Sciences at Zayed University (since
Denver, CO 80206                                          September 2000). Formerly self-
Age 67                                                    employed as a financial and
                                                          management consultant, and in real
                                                          estate development (from June
                                                          1999 to September 2000).Dean
                                                          (from 1993 to June 1999) of the
                                                          College of Business, Montana State
                                                          University. Formerly, Chairman
                                                          of the Board of the Berger Funds
                                                          (1968-2002).

Albert C. Yates          Advisory Board    4/03-Present   President Emeritus                    13            Member, Board of
151 Detroit Street       Member                           and Professor of Chemistry,                         Directors, Adolph
Denver, CO 80206                                          Colorado State University.                          Coors Company
Age 63                                                    Formerly, Trustee/Director of the                   (brewing company)
                                                          Berger Funds (2000-2002).                           (since 1998); Member,
                                                                                                              Board of Directors,
                                                                                                              Dominion Industrial
                                                                                                              Capital Bank (1999 to
                                                                                                              2000); Member, Board
                                                                                                              of Directors,
                                                                                                              Centennial
                                                                                                              Bank of the West
                                                                                                              (since 2001).
------------------------------------------------------------------------------------------------------------------------------------


                                        Janus Adviser Series  July 31, 2004  133

Trustees and Officers (unaudited)

Officers


                                                                       Term of Office* and      Principal Occupations
Name, Age and Address    Positions Held with Funds                     Length of Time Served    During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Jonathan D. Coleman      Executive Vice President and Portfolio        2/02-Present             Vice President of Janus Capital and
151 Detroit Street       Manager                                                                Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Mid Cap Growth Fund                                      accounts. Formerly, Analyst (1994-
Age 33                                                                                          1997 and 2000-2002) for Janus
                                                                                                Capital Corporation.

Brent A. Lynn            Executive Vice President and Portfolio        1/01-Present             Vice President of Janus Capital and
151 Detroit Street       Manager                                                                Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser International Growth Fund                                accounts. Formerly, Analyst (1991-
Age 40                                                                                          2001) for Janus Capital Corporation.

Karen L. Reidy           Executive Vice President and Portfolio        4/00-Present             Vice President of Janus Capital and
151 Detroit Street       Manager                                                                Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Balanced Fund and                                        accounts. Formerly, Analyst (1995-
Age 37                   Janus Adviser Core Equity Fund                                         1999) for Janus Capital Corporation.

Blaine P. Rollins        Executive Vice President and Portfolio        4/00-Present             Vice President of Janus Capital and
151 Detroit Street       Manager                                                                Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Growth Fund                                              accounts.
Age 37

Scott W. Schoelzel       Executive Vice President and Portfolio        4/00-Present             Vice President of Janus Capital and
151 Detroit Street       Manager                                                                Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Capital Appreciation Fund                                accounts.
Age 45

Minyoung Sohn            Executive Vice President and Portfolio        1/04-Present             Vice President of Janus Capital and
151 Detroit Street       Manager                                                                Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Growth and Income Fund                                   accounts. Formerly, Analyst (1998-
Age: 28                                                                                         2003) for Janus Capital Corporation.

Ronald V. Speaker        Executive Vice President and Portfolio        4/00-Present             Vice President of Janus Capital and
151 Detroit Street       Manager                                                                Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Flexible Income Fund                                     accounts.
Age 39

J. Eric Thorderson       Executive Vice President and Portfolio        1/01-Present             Vice President of Janus Capital and
151 Detroit Street       Manager                                                                Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Money Market Fund                                        accounts. Formerly, Senior Analyst
Age 43                                                                                          (1996-1999)for Janus Capital
                                                                                                Corporation.

Jason P. Yee             Executive Vice President and Portfolio        3/01-Present             Vice President of Janus Capital and
151 Detroit Street       Manager                                                                Portfolio Manager for other Janus
Denver, CO 80206         Janus Adviser Worldwide Fund and                                       accounts. Formerly, Portfolio
Age 34                   Janus Adviser Foreign Stock Fund                                       Manager and Managing Director
                                                                                                (1996-2000) for Bee & Associates
                                                                                                and Analyst (2000-2001) for Janus
                                                                                                Capital Corporation.
------------------------------------------------------------------------------------------------------------------------------------

    *Officers are elected annually by the Trustees for a one-year term.


134  Janus Adviser Series  July 31, 2004

Trustees and Officers (unaudited)


                                                                       Term of Office* and      Principal Occupations
Name, Age and Address    Positions Held with Funds                     Length of Time Served    During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Anita E. Falicia         Vice President, Treasurer and                 10/02-Present            Vice President of Investment
151 Detroit Street       Principal Accounting Officer                                           Accounting of Janus Capital.
Denver, CO 80206                                                                                Formerly, Assistant  Vice President
Age 36                   Chief Financial Officer                       10/02-11/03              (2000-2002) of Investment Accounting
                                                                                                of Janus Capital or Janus Capital
                                                                                                Corporation; Director (1999-2000)
                                                                                                of Investment Accounting of Janus
                                                                                                Capital Corporation; and Director
                                                                                                (1997-1999) of Fund Accounting of
                                                                                                Janus Capital Corporation.

Bonnie M. Howe           Vice President                                4/00-Present             Vice President and Assistant General
151 Detroit Street                                                                              Counsel to Janus Capital, Janus
Denver, CO 80206                                                                                Distributors LLC and Janus Services
Age 39                                                                                          LLC. Formerly, Assistant Vice
                                                                                                President (1997-1999) and Associate
                                                                                                Counsel (1995-1999) for Janus
                                                                                                Capital Corporation and Assistant
                                                                                                Vice President (1998-2000) for
                                                                                                Janus Service Corporation.

Kelley Abbott Howes      General Counsel                               4/04-Present             Vice President of Domestic Funds and
151 Detroit Street                                                                              General Counsel of Janus Capital;
Denver, CO 80206         Vice President and Secretary                  4/00-Present             Vice President and Assistant
Age 39                                                                                          General Counsel of Janus
                                                                                                Distributors LLC and Janus Services
                                                                                                LLC. Formerly, Assistant General
                                                                                                Counsel of Janus Capital
                                                                                                (1999-2004); Assistant Vice
                                                                                                President (1997-1999) of Janus
                                                                                                Capital Corporation; and
                                                                                                Assistant Vice President (1998-2000)
                                                                                                of Janus Service Corporation.

David R. Kowalski        Vice President and Chief                      6/02-Present             Vice President and Chief Compliance
151 Detroit Street       Compliance Officer                                                     Officer of Janus Capital, Janus
Denver, CO 80206                                                                                Distributors LLC and Janus Services
Age 47                                                                                          LLC. Formerly, Assistant Vice
                                                                                                President of Janus Services LLC
                                                                                                (2002-2004); Senior Vice President
                                                                                                and Director (1985-2000) of Mutual
                                                                                                Fund Compliance for Van Kampen
                                                                                                Funds.
------------------------------------------------------------------------------------------------------------------------------------

    *Officers are elected annually by the Trustees for a one-year term.


                                        Janus Adviser Series  July 31, 2004  135

Trustees and Officers (unaudited)


                                                                       Term of Office* and      Principal Occupations
Name, Age and Address    Positions Held with Funds                     Length of Time Served    During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Girard C. Miller         President and Chief Executive Officer         11/03-Present            Executive Vice President and Chief
151 Detroit Street                                                                              Operating Officer of Janus Capital
Denver, CO 80206                                                                                Group Inc. and Janus Capital;
Age: 52                                                                                         President of Janus Distributors LLC
                                                                                                and Janus Capital International
                                                                                                LLC; Executive Vice President of
                                                                                                Janus Services LLC; President and
                                                                                                Director of Janus Management
                                                                                                Holdings Corporation: Chief
                                                                                                Operating Officer and President
                                                                                                of Capital Group Partners, Inc;
                                                                                                and Director of Janus World Funds
                                                                                                and Janus Capital Trust Manager
                                                                                                Limited. Formerly, President and
                                                                                                Chief Executive Officer of ICMA
                                                                                                Retirement Corporation (1993-2003).

Loren M. Starr           Vice President and Chief Financial Officer    11/03-Present            Senior Vice President and Chief
151 Detroit Street                                                                              Financial Officer of Janus Capital
Denver, CO 80206         President and Chief Executive Officer         9/02-11/03               and Janus Capital Group Inc., Janus
Age 43                                                                                          Services LLC, Janus Distributors
                                                                                                LLC, Janus Capital International
                                                                                                LLC and Janus Institutional
                                                                                                Services LLC; Vice President,
                                                                                                Treasurer, Chief Financial
                                                                                                Officer and Director of Janus
                                                                                                International Limited; Director of
                                                                                                Janus Capital Trust Manager Limited,
                                                                                                Janus World Principal Protected
                                                                                                Funds, Janus International (Asia)
                                                                                                Limited and Janus World Funds; and
                                                                                                Board member of Janus Global Funds
                                                                                                SPC. Formerly, Interim Director of
                                                                                                Janus Capital (2002-2003); Vice
                                                                                                President of Finance, Treasurer,
                                                                                                Chief Financial Officer (2001-2002)
                                                                                                for Janus International Holding,
                                                                                                Inc.; and Managing Director,
                                                                                                Treasurer and Head of Corporate
                                                                                                Finance and Reporting (1998-2001)
                                                                                                for Putnam Investments.

Heidi J. Walter          Vice President                                4/00-Present             Vice President and Assistant General
151 Detroit Street                                                                              Counsel to Janus Capital and Janus
Denver, CO 80206                                                                                Services LLC. Formerly, Vice
Age 36                                                                                          President and Senior Legal Counsel
                                                                                                (1995-1999) for Stein Roe &
                                                                                                Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

    *Officers are elected annually by the Trustees for a one-year term.


136  Janus Adviser Series  July 31, 2004

Notes


                                        Janus Adviser Series  July 31, 2004  137

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed Income

Janus income portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.


For more information, contact your investment professional or go to www.janus.com.

        [LOGO] JANUS CAPITAL  |  151 Detroit Street
                       Group  |  Denver, CO 80206
                              |  1-800-525-1068


This material must be preceded or accompanied by a prospectus.
Funds distributed by Janus Distributors LLC (8/04)

C-0804-121                                                      108-02-001 09-04


Item 2 - Code of Ethics

          As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

          Janus Adviser Series' Board of Trustees has determined that the following members of Janus Adviser's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR:
          John. W. McCarter, Jr. (Chairman), William D. Stewart and Dennis B. Mullen who are all "independent" under the standards set forth in
          Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

          The    following   table   shows   the    amount    of    fees    that
          PricewaterhouseCoopers LLP ("Auditor"), Janus Adviser Series' (the "Fund") auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with Auditor entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X
          (the   "pre-approval  exception").  The  pre-approval   exception  for
          services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues  paid  by  the Fund  during  the  fiscal  year in  which  the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
          (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

                                          Services that the Fund's Auditor Billed to the Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
      Fiscal Year Ended              Audit Fees          Audit-Related            Tax Fees           All Other Fees
            July 31               Billed to Fund     Fees Billed to Fund      Billed to Fund        Billed to Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2004                                    $129,750                  $0               $48,518                  $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                N/A                   0%                   0%                   0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003                                    $143,750                 $0                  $65,774                $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                 N/A                N/A                      N/A               N/A
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------

     The above "Audit Fees" were billed for amounts related to the audit of the Fund's financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above "Tax Fees" were billed for amounts related to tax compliance, tax planning, and tax advice.



             Services that the Fund's Auditor Billed to the Adviser
                      and Affiliated Fund Service Providers

     The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

     The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid the Adviser by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

------------------------------- --------------------- ---------------------- -------------------
                                   Audit-Related                               All Other Fees
                                   Fees Billed to      Tax Fees Billed to    Billed to Adviser
                                    Adviser and            Adviser and         and Affiliated
      Fiscal Year Ended           Affiliated Fund        Affiliated Fund        Fund Service
             July 31             Service Providers      Service Providers        Providers
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
2004                                    $205,750             $27,952                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                  0%                0%                  0%
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
2003                                    $33,895              $36,925                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            N/A                    N/A                  N/A
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------


     The above "Audit-Related Fees" were billed for amounts related to the due diligence related to mergers and acquisitions and semi-annual financial statement disclosure review. The above "Tax Fees" were billed for amounts related to tax advice related to mergers and acquisitions and requests for ruling or technical advice from taxing authorities.


                               Non-Audit Services

     The following table shows the amount of fees that Auditor billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor's independence.

------------------------------- --------------------- ------------------------ ----------------------- ----------------------
                                                       Total Non-Audit Fees
                                                      billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit
                                                      Providers(engagements        Fees billed to
                                                      related directly to the       Adviser and
                                      Total                operations and          Affiliated Fund
                                   Non-Audit Fees     financial reporting of      Service Providers
      Fiscal Year Ended         Billed to the Fund       the Fund)             (all other engagements)      Total of (A), (B)
            July 31                      (A)                  (B)                       (C)                   and (C)1
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2004                                    $0                   $75,000                   $0                   $75,000
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2003                                    $0                   $44,000                   $4,653               $48,653
------------------------------- --------------------- ------------------------ ----------------------- -----------------------

1. The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor's independence.


                             Pre-Approval Policies

     The Fund's Audit Committee Charter requires the Fund's Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.


Item 5 - Audit Committee of Listed Registrants
         Not applicable.

Item 6 - Schedule of Investments
         Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
         Not applicable.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
         Not applicable.

Item 9 - Submission of Matters to Vote of Security Holders
         There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

Item 10 - Controls and Procedures

     (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

     (b) There was no change in the Registrant's internal control over financial reporting during Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 11 - Exhibits

   (a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

   (a)(2) Separate certifications for the Registrant's Principal
          Executive Officer and Principal Financial Officer, as required by
          Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

   (a)(3) Not applicable.

     (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Adviser Series

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date: September 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date:  September 24, 2004

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        Vice President and Chief Financial Officer (Principal Financial Officer)

Date:  September 24, 2004